UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21906

Claymore Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2011- May 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMFUNDS.COM

. . . YOUR ROAD TO THE LATEST, MOST UP - TO - DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com, you will find:

•           Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•           Investor guides and fund fact sheets.

•           Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Fund Summary & Performance	32

Overview of Fund Expenses	70

Portfolio of Investments	73

Statement of Assets and Liabilities	158

Statement of Operations	162

Statement of Changes in Net Assets	166

Financial Highlights	172

Notes to Financial Statements	191

Report of Independent Registered Public Accounting Firm	204

Supplemental Information	205

Considerations Regarding Annual Review of the Investment Advisory Agreements and Investment Subadvisory Agreement	208

Trust Information	215

About the Trust Adviser	Back Cover

May 31, 2012

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 19 of our exchange-traded funds (“ETFs” or “Funds”), including six new Funds introduced in 2012. The six new Funds are corporate or high yield bond funds in the Guggenheim BulletShares® ETFs series of defined maturity ETFs, which are fixed income funds that feature pre-defined maturity dates.

The Investment Adviser is now a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

This report covers performance of the following 19 Funds for the annual fiscal period ended May 31, 2012, with the name of each Fund followed by its NYSE Arca ticker symbol:

-	Guggenheim BulletShares 2012 Corporate Bond ETF (BSCC)
-	Guggenheim BulletShares 2013 Corporate Bond ETF (BSCD)
-	Guggenheim BulletShares 2014 Corporate Bond ETF (BSCE)
-	Guggenheim BulletShares 2015 Corporate Bond ETF (BSCF)
-	Guggenheim BulletShares 2016 Corporate Bond ETF (BSCG)
-	Guggenheim BulletShares 2017 Corporate Bond ETF (BSCH)
-	Guggenheim BulletShares 2018 Corporate Bond ETF (BSCI)
-	Guggenheim BulletShares 2019 Corporate Bond ETF (BSCJ)
-	Guggenheim BulletShares 2020 Corporate Bond ETF (BSCK)
-	Guggenheim BulletShares 2012 High Yield Corporate Bond ETF (BSJC)
-	Guggenheim BulletShares 2013 High Yield Corporate Bond ETF (BSJD)
-	Guggenheim BulletShares 2014 High Yield Corporate Bond ETF (BSJE)
-	Guggenheim BulletShares 2015 High Yield Corporate Bond ETF (BSJF)
-	Guggenheim BulletShares 2016 High Yield Corporate Bond ETF (BSJG)
-	Guggenheim BulletShares 2017 High Yield Corporate Bond ETF (BSJH)
-	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (BSJI)
-	Guggenheim Enhanced Core Bond ETF (GIY)
-	Guggenheim Enhanced Short Duration Bond ETF, known prior to December 5, 2011, as the Guggenheim Enhanced Ultra-Short Bond ETF (GSY)
-	Guggenheim S&P Global Dividend Opportunities Index ETF (LVL)

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 44 ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 4.

Sincerely,

Donald Cacciapaglia
Chief Executive Officer
Claymore Exchange-Traded Fund Trust

June 30, 2012

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 3

May 31, 2012

ECONOMIC AND MARKET OVERVIEW

Securities markets exhibited considerable volatility over the past 12 months, driven largely by concerns about sovereign debt in several European nations, a fledgling U.S. economic recovery and the sustainability of economic growth in Asia. Risk aversion in fall 2011 and again in May 2012 drove investors toward dollar-denominated assets, sending rates on U.S. Treasury bonds to near historic lows. Fixed income securities generally provided positive returns over the period, including riskier bonds, while returns from equities were generally negative.

Weak economic reports in May 2012 indicated that the world’s major economies were beginning to slip in unison, and both the Organization for Economic Cooperation and Development and the International Monetary Fund forecast lower global growth for 2012. This was in spite of recent efforts from leading central bankers to recharge the global economy, including a restructuring of Greece’s debt that enabled a new international bailout earlier in 2012, and an injection of liquidity from the European Central Bank in December that lessened financial stresses across the continent and contributed to improvement in global financial markets. However, manufacturing gauges in March 2012 indicated that the eurozone was entering a period of economic contraction, meaning that policy makers may need to do more to revive growth across the region and keep the problem from infecting other countries.

Although the U.S. was stronger economically than many countries, slowing growth and job creation late in the period indicated the economy is having difficulty gaining traction. In May 2012, U.S. gross domestic product (GDP) was reported to have grown at an annualized 1.9% pace in the first quarter of 2012, compared with estimates of more than 2.0%, and a 3.0% rate in the fourth quarter of 2011. But the GDP report did show that the lower first quarter growth was partly a result of less inventory building. As companies replenish stocks later in the year, the economy could get a boost. Many firms have been cautious in spending and hiring, even though corporate profits have continued to rise, although at a pace lower than in recent quarters. Economists say many companies are near the limit of what they produce without adding staff and equipment.

To foster growth, the U.S. Federal Reserve (the “Fed”) has said it will leave its key interest rate close to zero at least through 2014, despite arguments by some Fed officials and investors that the Fed may have to consider raising rates much earlier than that to prevent inflation. For now, the Fed’s leadership appears to be committed to keeping rates low, thus reducing borrowing costs for businesses and consumers, and seems prepared to sustain quantitative easing if the employment and growth picture worsens.

For the 12-month period ended May 31, 2012, the Standard & Poor’s 500 Index (the “S&P”), which is generally regarded as an indicator of the broader U.S. stock market, returned -0.41%, with periods of decline last summer and again near the end of the period. Most foreign markets were much weaker: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned -20.49%. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, returned -20.32%.

In the bond market, higher quality issues performed better than lower-rated bonds, as investors sought to avoid risk. The Barclays Capital U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, posted a 7.12% return for the period, while the Barclays Capital U.S. Corporate High Yield Index returned 4.14%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years. The return of the Barclays Capital 1–3 Month U.S. Treasury Bill Index was 0.04% for the 12-month period.

4 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

May 31, 2012

Index Definitions

All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays Capital U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays Capital 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Barclays Capital U.S. 1-3 Year Corporate Bond Index is designed to measure the performance of the short term U.S. corporate bond market. It includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. 3-5 Year Corporate Bond Index is designed to measure the performance of the U.S. market for bonds with maturities of 3 to 5 years. It includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 3 years and less than 5 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. 5-7 Year Corporate Bond Index is designed to measure the performance of the U.S. market for bonds with maturities of 5 to 7 years. It includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 5 years and less than 7 years, are rated investment grade, and have $250 million or more of outstanding face value.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Standard & Poor’s (“S&P”) 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

Industry Sectors

Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE	May 31, 2012

BSCC Guggenheim BulletShares 2012 Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2012 Corporate Bond ETF, NYSE Arca ticker: BSCC (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the BulletShares® USD Corporate Bond 2012 Index (the “2012 Index”).

The 2012 Index is a rules-based index comprised of investment grade corporate bonds with effective maturities in 2012. The 2012 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated investment grade corporate bonds with effective maturities in 2012. The Fund has a designated year of maturity of 2012 and will terminate on or about December 31, 2012. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

Under normal conditions, the Fund will invest at least 80% of its total assets in securities that comprise the 2012 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, uses quantitative analysis to select securities from the 2012 Index universe to obtain a representative sample of securities that resemble the 2012 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of -0.28%, which included a decrease in market price over the period to $20.42 as of May 31, 2012, from $20.67 on May 31, 2011. On an NAV basis, the Fund generated a total return of 0.55%, which included a decrease in NAV over the period to $20.47 as of May 31, 2012, from $20.55 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the 2012 Index returned 0.93%, and the Barclays Capital U.S. 1-3 Year Corporate Bond Index, which measures the performance of the short-term U.S. corporate bond market, returned 1.89% for the 12-month period ended May 31, 2012.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June 2011	$0.017
July	$0.016
August	$0.015
September	$0.017
October	$0.015
November	$0.016
December	$0.017
January 2012	$0.015
February	$0.016
March	$0.016
April	$0.015
May	$0.015

In addition, the Fund made a supplemental distribution of $0.002 per share on January 3, 2012, which was characterized as ordinary income.

Performance Attribution

For the 12-month period ended May 31, 2012, the banks sector contributed most significantly to the Fund’s return, followed by the diversified financial services sector. The REITs sector detracted most from return. Positions that contributed most significantly to return included 5.3% coupon bonds issued by Citigroup, Inc., a bank and a diversified financial services holding company; 5.25% coupon bonds issued by General Electric Capital Corp., an affiliate of General Electric Company, a diversified technology, media and financial services company; and 5.45% coupon bonds issued by Goldman Sachs Group, Inc., a bank and financial holding company (2.9%, 5.0% and 3.0%, respectively, of the Fund’s corporate bonds at period end). Positions that detracted most significantly from return included 6.75% coupon bonds issued by Weyerhaeuser Co., an integrated forest products company that is also classified as a REIT (not held in the portfolio at period end); 4.75% coupon bonds issued by International Business Machines Corp., which provides computer solutions, including technologies, systems, products, services, software, and financing (1.6% of the Fund’s corporate bonds at period end); and 3.45% coupon bonds issued by Chevron Corp., an integrated energy company with operations in countries around the world (not held in the portfolio at period end).

6 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2013 Corporate Bond ETF, NYSE Arca ticker: BSCD (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the BulletShares® USD Corporate Bond 2013 Index (the “2013 Index”).

The 2013 Index is a rules-based index comprised of investment grade corporate bonds with effective maturities in 2013. The 2013 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated investment-grade corporate bonds with effective maturities in 2013. The Fund has a designated year of maturity of 2013 and will terminate on or about December 31, 2013. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

Under normal conditions, the Fund will invest at least 80% of its total assets in securities that comprise the 2013 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, uses quantitative analysis to select securities from the 2013 Index universe to obtain a representative sample of securities that resemble the 2013 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of 0.90%, which included a decrease in market price over the period to $20.85 as of May 31, 2012, from $20.96 on May 31, 2011. On an NAV basis, the Fund generated a total return of 1.35%, which included a decrease in NAV over the period to $20.83 as of May 31, 2012, from $20.85 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the 2013 Index returned 1.45%, and the Barclays Capital U.S. 1-3 Year Corporate Bond Index, which measures the performance of the short-term U.S. corporate bond market, returned 1.89% for the 12-month period ended May 31, 2012.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June 2011	$0.025
July	$0.023
August	$0.023
September	$0.025
October	$0.025
November	$0.026
December	$0.026
January 2012	$0.023
February	$0.025
March	$0.025
April	$0.023
May	$0.024

In addition, the Fund made a supplemental distribution of $0.004 per share on January 3, 2012, which was characterized as ordinary income.

Performance Attribution

For the 12-month period ended May 31, 2012, the diversified financial services sector contributed most significantly to the Fund’s return, followed by the banks sector; the semiconductors sector contributed least to return. Positions that contributed most significantly to the Fund’s return included three issues from International Lease Finance Corp., the world’s largest independent aircraft lessor: 6.625% coupon bonds, 5.625% coupon bonds and 5.875% coupon bonds (0.6%, 0.7% and 0.6%, respectively, of corporate bonds at period end). Positions that detracted most significantly from the Fund’s return included 5.25% coupon bonds issued by Telecom Italia Capital SA, an affiliate of Telecom Italia S.p.A., a provider of telecommunications services in Italy (0.2% of corporate bonds at period end); 5.375% coupon bonds issued by Alcoa, Inc., a producer of aluminum that is also engaged in mining, refining, smelting, fabricating, and recycling (not held in the portfolio at period end); and 6.125% coupon bonds issued by MBNA Corp., a provider of financial services in the U.S. and other countries that was acquired by the Bank of America Corp. in 2006 (0.3% of corporate bonds at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSCE Guggenheim BulletShares 2014 Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2014 Corporate Bond ETF, NYSE Arca ticker: BSCE (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the BulletShares® USD Corporate Bond 2014 Index (the “2014 Index”).

The 2014 Index is a rules-based index comprised of investment grade corporate bonds with effective maturities in 2014. The 2014 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated investment-grade corporate bonds with effective maturities in 2014. The Fund has a designated year of maturity of 2014 and will terminate on or about December 31, 2014. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

Under normal conditions, the Fund will invest at least 80% of its total assets in securities that comprise the 2014 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, uses quantitative analysis to select securities from the 2014 Index universe to obtain a representative sample of securities that resemble the 2014 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of 1.35%, which included a decrease in market price over the period to $21.09 as of May 31, 2012, from $21.21 on May 31, 2011. On an NAV basis, the Fund generated a total return of 1.55%, which included a decrease in NAV over the period to $21.03 as of May 31, 2012, from $21.11 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the 2014 Index returned 1.97% and the Barclays Capital U.S. 3-5 Year Corporate Bond Index, which measures the performance of investment grade bonds with maturities three to five years in the future, returned 4.33% for the 12-month period ended May 31, 2012.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June 2011	$0.036
July	$0.037
August	$0.032
September	$0.036
October	$0.032
November	$0.035
December	$0.033
January 2012	$0.030
February	$0.032
March	$0.031
April	$0.029
May	$0.029

In addition, the Fund made a supplemental distribution of $0.010 per share on January 3, 2012, which was characterized as ordinary income.

Performance Attribution

For the 12-month period ended May 31, 2012, the diversified financial services sector contributed most significantly to the Fund’s return, followed by the banks sector; the miscellaneous manufacturing sector detracted most from the Fund’s return. Positions that contributed most significantly to return included 4.25% coupon bonds issued by American International Group, Inc., an international insurance organization; 3.75% coupon bonds issued by GE Capital Corp., an affiliate of General Electric Company, a diversified technology, media and financial services company; and 5.55% coupon bonds issued by Verizon Wireless Capital, LLC, a New Jersey company that operates as a subsidiary of Cellco Partnership, (0.4%, 0.7% and 1.5%, respectively, of the Fund’s corporate bonds at period end). Positions that detracted most significantly from return included 6.175% coupon bonds issued by Telecom Italia Capital SA, an affiliate of Telecom Italia S.p.A., a provider of telecommunications services in Italy (0.4% of corporate bonds at period end); 4.9% bonds issued by ITT Corp., a diversified manufacturer of engineered components and customized technology solutions for industrial end-markets (not held in the portfolio at period end); and 4.75% and 6.0% coupon bonds issued by Morgan Stanley, a global financial services firm based in New York (1.2% and 0.4%, respectively, of the Fund’s corporate bonds at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSCF Guggenheim BulletShares 2015 Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2015 Corporate Bond ETF, NYSE Arca ticker: BSCF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the BulletShares® USD Corporate Bond 2015 Index (the “2015 Index”).

The 2015 Index is a rules-based index comprised of investment grade corporate bonds with effective maturities in 2015. The 2015 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated investment-grade corporate bonds with effective maturities in 2015. The Fund has a designated year of maturity of 2015 and will terminate on or about December 31, 2015. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

Under normal conditions, the Fund will invest at least 80% of its total assets in component securities that comprise the 2015 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, uses quantitative analysis to select securities from the 2015 Index universe to obtain a representative sample of securities that resemble the 2015 Index in terms of key risk factors, performance attributes and other characteristics. The key risk factors include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of 2.49%, which included an increase in market price over the period to $21.39 as of May 31, 2012, from $21.37 on May 31, 2011. On an NAV basis, the Fund generated a total return of 2.99%, which included an increase in NAV over the period to $21.35 as of May 31, 2012, from $21.23 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the 2015 Index returned 3.28% and the Barclays Capital U.S. 3-5 Year Corporate Bond Index, which measures the performance of investment grade bonds with maturities three to five years in the future, returned 4.33% for the 12-month period ended May 31, 2012.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June 2011	$0.046
July	$0.039
August	$0.042
September	$0.043
October	$0.038
November	$0.045
December	$0.042
January 2012	$0.039
February	$0.041
March	$0.038
April	$0.038
May	$0.040

In addition, the Fund made a supplemental distribution of $0.013 per share on January 3, 2012, which was characterized as ordinary income.

Performance Attribution

For the 12-month period ended May 31, 2012, the banks and diversified financial services sectors contributed most significantly to the Fund’s return; the mining sector detracted most. Positions that contributed most significantly to the Fund’s return included 8.625% coupon bonds issued by International Lease Finance Corp., the world’s largest independent aircraft lessor; 3.7% coupon bonds issued by Bank of America Corp., a large U.S.-based bank holding company; and 5.35% coupon bonds issued by Pfizer, Inc., a global biopharmaceutical company (0.4%, 0.8% and 1.6%, respectively, of the Fund’s corporate bonds at period end). Positions that detracted most from return included 5.25% coupon bonds issued by Telecom Italia Capital SA, an affiliate of Telecom Italia S.p.A., a provider of telecommunications services in Italy; and 6.0% and 4.1% coupon bonds issued by Morgan Stanley, a global financial services firm based in New York (0.5%, 1.5% and 0.8%, respectively, of the Fund’s corporate bonds at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSCG Guggenheim BulletShares 2016 Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2016 Corporate Bond ETF, NYSE Arca ticker: BSCG (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the BulletShares® USD Corporate Bond 2016 Index (the “2016 Index”).

The 2016 Index is a rules-based index comprised of investment grade corporate bonds with effective maturities in 2016. The 2016 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated investment-grade corporate bonds with effective maturities in 2016. The Fund has a designated year of maturity of 2016 and will terminate on or about December 31, 2016. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

Under normal conditions, the Fund will invest at least 80% of its total assets in securities that comprise the 2016 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, uses quantitative analysis to select securities from the 2016 Index universe to obtain a representative sample of securities that resemble the 2016 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of 3.78%, which included an increase in market price over the period to $21.70 as of May 31, 2012, from $21.48 on May 31, 2011. On an NAV basis, the Fund generated a total return of 4.10%, which included an increase in NAV over the period to $21.66 as of May 31, 2012, from $21.38 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the 2016 Index returned 4.79%, and the Barclays Capital U.S. 5-7 Year Corporate Bond Index, which measures the performance of investment grade bonds with maturities similar to those in the 2016 Index, returned 6.91% for the 12-month period ended May 31, 2012.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June 2011	$0.057
July	$0.051
August	$0.050
September	$0.054
October	$0.041
November	$0.047
December	$0.049
January 2012	$0.042
February	$0.042
March	$0.044
April	$0.042
May	$0.045

In addition, the Fund made a supplemental distribution of $0.014 per share on January 3, 2012, which was characterized as ordinary income.

Performance Attribution

For the 12-month period ended May 31, 2012, the banks sector contributed most significantly to the Fund’s return, followed by the pharmaceuticals sector; the iron & steel sector detracted most. Positions that contributed most significantly to the Fund’s return included 5.4% coupon bonds issued by Home Depot, Inc., a home improvement retailer; 5.5% coupon bonds issued by Cisco Systems, Inc., which designs, manufactures, and sells networking and other products related to the communications and information technology industries; and 5.875% coupon bonds issued by Abbott Laboratories, which manufactures and sells a diversified line of healthcare products (1.8%, 1.5% and 0.9%, respectively, of the Fund’s corporate bonds at period end). Positions that detracted most significantly from the Fund’s return included 6.5% coupon bonds issued by Bank of America Corp., a large U.S.-based bank holding company (1.3% of the Fund’s corporate bonds at period end); 6.05% coupon bonds issued by Merrill Lynch & Co., Inc., an investment firm that is an affiliate of Bank of America Corporation (0.6% of the Fund’s corporate bonds at period end); and 6.421% coupon bonds issued Telefonica Emisiones S.A.U., a subsidiary of Telefonica, S.A., a provider of telecommunications services mainly in Europe and Latin America (not held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSCH Guggenheim BulletShares 2017 Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2017 Corporate Bond ETF, NYSE Arca ticker: BSCH (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the BulletShares® USD Corporate Bond 2017 Index (the “2017 Index”).

The 2017 Index is a rules-based index comprised of investment grade corporate bonds with effective maturities in 2017. The 2017 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated investment-grade corporate bonds with effective maturities in 2017. The Fund has a designated year of maturity of 2017 and will terminate on or about December 31, 2017. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

Under normal conditions, the Fund will invest at least 80% of its total assets in securities that comprise the 2017 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, uses quantitative analysis to select securities from the 2017 Index universe to obtain a representative sample of securities that resemble the 2017 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of 4.74%, which included an increase in market price over the period to $21.93 as of May 31, 2012, from $21.62 on May 31, 2011. On an NAV basis, the Fund generated a total return of 4.76%, which included an increase in NAV over the period to $21.90 as of May 31, 2012, from $21.59 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the 2017 Index returned 5.36%, and the Barclays Capital U.S. 5-7 Year Corporate Bond Index, which measures the performance of investment grade bonds with maturities similar to those in the 2017 Index, returned 6.91% for the 12-month period ended May 31, 2012.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June 2011	$0.068
July	$0.063
August	$0.061
September	$0.060
October	$0.056
November	$0.061
December	$0.057
January 2012	$0.048
February	$0.052
March	$0.052
April	$0.050
May	$0.055

In addition, the Fund made a supplemental distribution of $0.010 per share on January 3, 2012, which was characterized as ordinary income.

Performance Attribution

For the 12-month period ended May 31, 2012, the banks and diversified financial services sectors contributed most significantly to the Fund’s return; the commercial services sector detracted most. Positions that contributed most to return included 5.25% coupon bonds issued by General Electric Co., a diversified technology, media and financial services company; 5.7% coupon bonds issued by International Business Machines Corp., an information technology company; and 5.85% coupon bonds issued by Time Warner Cable, Inc., a provider of video, high-speed data and voice services over broadband cable systems (2.1%, 1.9% and 0.9%, respectively, of the Fund’s corporate bonds at period end). Positions that detracted most from return included 5.75% coupon bonds issued by Bank of America Corp., a large U.S.-based bank holding company; 6.4% coupon bonds issued by Merrill Lynch & Co., Inc., an investment firm that is an affiliate of Bank of America Corporation; and 5.45% coupon bonds issued by Morgan Stanley, a global financial services firm based in New York (1.8%, 1.3% and 1.3%, respectively, of the Fund’s corporate bonds at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSCI Guggenheim BulletShares 2018 Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2018 Corporate Bond ETF, NYSE Arca ticker: BSCI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the BulletShares® USD Corporate Bond 2018 Index (the “2018 Index”).

The 2018 Index is a rules-based index comprised of investment grade corporate bonds with effective maturities in 2018. The 2018 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated investment-grade corporate bonds with effective maturities in 2018. The Fund has a designated year of maturity of 2018 and will terminate on or about December 31, 2018. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

Under normal conditions, the Fund will invest at least 80% of its total assets in securities that comprise the 2018 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, uses quantitative analysis to select securities from the 2018 Index universe to obtain a representative sample of securities that resemble the 2018 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund’s inception date of March 28, 2012, through May 31, 2012.

On a market price basis, the Fund generated a total return of 0.89%, which included a change in market price to $20.13 on May 31, 2012, from $19.98 at inception. On an NAV basis, the Fund generated a total return of 0.44%, which included a change in NAV to $20.04 on May 31, 2012, from $19.98 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the 2018 Index returned 0.88%, and the Barclays Capital U.S. 5-7 Year Corporate Bond Index, which measures the performance of investment grade bonds with maturities similar to those in the 2018 Index, returned 1.14% for the period from the Fund’s inception date through May 31, 2012.

The Fund made a distribution of $0.028 per share on May 7, 2012, which was characterized as ordinary income.

Performance Attribution

For the period beginning March 28, 2012 through May 31, 2012, the chemicals and telecommunications sectors contributed most significantly to the Fund’s return; the banks sector detracted most, followed by the diversified financial services sector. Positions that contributed most to return included 6.875% coupon bonds issued by CF Industries, Inc., which manufactures and distributes nitrogen and phosphate fertilizer products globally; 5.75% coupon bonds issued by Royal Philips Electronics NV, a diversified health and well-being company; 9.7% coupon bonds issued by Altria Group, Inc., a holding company with subsidiaries that manufacture and sell cigarettes and other tobacco products (2.7%, 2.4% and 2.4%, respectively, of the Fund’s corporate bonds at period end). Positions that detracted most from return included 8.45% coupon bonds issued by SLM Corp., commonly known as Sallie Mae, which provides education funding, originating and servicing of U.S. government guaranteed and private student loans; 6.625% coupon bonds issued by Morgan Stanley, a global financial services firm based in New York; and 5.95% coupon bonds issued by Goldman Sachs Group, Inc., a bank and financial holding company (1.4%, 1.7% and 2.7%, respectively, of the Fund’s corporate bonds at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSCJ Guggenheim BulletShares 2019 Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2019 Corporate Bond ETF, NYSE Arca ticker: BSCJ (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the BulletShares® USD Corporate Bond 2019 Index (the “2019 Index”).

The 2019 Index is a rules-based index comprised of investment grade corporate bonds with effective maturities in 2019. The 2019 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated investment-grade corporate bonds with effective maturities in 2019. The Fund has a designated year of maturity of 2019 and will terminate on or about December 31, 2019. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

Under normal conditions, the Fund will invest at least 80% of its total assets in securities that comprise the 2019 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, uses quantitative analysis to select securities from the 2019 Index universe to obtain a representative sample of securities that resemble the 2019 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund’s inception date of March 28, 2012, through May 31, 2012.

On a market price basis, the Fund generated a total return of 1.06%, which included a change in market price to $20.14 on May 31, 2012, from $19.97 at inception. On an NAV basis, the Fund generated a total return of 1.71%, which included a change in NAV to $20.27 on May 31, 2012, from $19.97 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the 2019 Index returned 2.06%, and the Barclays Capital U.S. 5-7 Year Corporate Bond Index, which measures the performance of investment grade bonds with maturities similar to those in the 2019 Index, returned 1.14% for the period from the Fund’s inception date through May 31, 2012.

The Fund made a distribution of $0.042 per share on May 7, 2012, which was characterized as ordinary income.

Performance Attribution

For the period beginning March 28, 2012 through May 31, 2012, the oil and gas sector contributed most significantly to the Fund’s return, followed by the aerospace/defense sector; the telecommunications sector detracted most. Positions that contributed most to return included 9.375% coupon bonds issued by International Paper Co., which produces and distributes printing paper, packaging, forest products, and chemical products; 9.25% coupon bonds issued by Altria Group, Inc., a holding company with subsidiaries that manufacture and sell cigarettes and other tobacco products; and 8.25% coupon bonds issued by Time Warner Cable, Inc., a provider of video, high-speed data and voice services over broadband cable systems; (2.3%, 2.3% and 2.2%, respectively, of the Fund’s corporate bonds at period end). Positions that detracted most from return included 5.375% coupon bonds issued by Nokia Oyj Corp., a global mobile communications company based in Finland; 7.3% coupon bonds issued by Morgan Stanley, a global financial services firm based in New York; and 7.175% coupon bonds issued by Telecom Italia Capital SA, an affiliate of Telecom Italia S.p.A., a provider of telecommunications services in Italy (0.9%, 1.2% and 1.1%, respectively, of the Fund’s corporate bonds at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSCK Guggenheim BulletShares 2020 Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2020 Corporate Bond ETF, NYSE Arca ticker: BSCK (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the BulletShares® USD Corporate Bond 2020 Index (the “2020 Index”).

The 2020 Index is a rules-based index comprised of investment grade corporate bonds with effective maturities in 2020. The 2020 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated investment-grade corporate bonds with effective maturities in 2020. The Fund has a designated year of maturity of 2020 and will terminate on or about December 31, 2020. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

Under normal conditions, the Fund will invest at least 80% of its total assets in securities that comprise the 2020 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, uses quantitative analysis to select securities from the 2020 Index universe to obtain a representative sample of securities that resemble the 2020 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund’s inception date of March 28, 2012, through May 31, 2012.

On a market price basis, the Fund generated a total return of 1.88%, which included a change in market price to $20.32 on May 31, 2012, from $19.99 at inception. On an NAV basis, the Fund generated a total return of 1.93%, which included a change in NAV to $20.33 on May 31, 2012, from $19.99 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the 2020 Index returned 2.40%, and the Barclays Capital U.S. 5-7 Year Corporate Bond Index, which measures the performance of investment grade bonds with maturities similar to those in the 2020 Index, returned 1.14% for the period from the Fund’s inception date through May 31, 2012.

The Fund made a distribution of $0.045 per share on May 7, 2012, which was characterized as ordinary income.

Performance Attribution

For the period beginning March 28, 2012, through May 31, 2012, the oil and gas sector contributed most significantly to the Fund’s return, followed by the beverages sector; the insurance and oil and gas services sectors contributed least to return. Positions that contributed most to return included 4.45% coupon bonds issued by Total Capital SA, a finance subsidiary of France-based Total SA; 5.375% coupon bonds issued by Kraft Foods, Inc., a food and beverage company; and 3.5% coupon bonds issued by Pacific Gas & Electric Co., a subsidiary of PG&E Corporation and one of the largest combined natural gas and electric utilities in the U.S.; (1.9%, 2.7% and 1.8%, respectively, of the Fund’s corporate bonds at period end). Positions that detracted most from return included 5.134% coupon bonds issued Telefonica Emisiones SAU, a subsidiary of Telefonica, S.A., a provider of telecommunications services mainly in Europe and Latin America; 5.5% coupon bonds issued by Morgan Stanley, a global financial services firm based in New York; and 5.4% coupon bonds issued by Credit Suisse (NY branch), an international financial services group (0.9%, 1.1% and 1.7%, respectively, of the Fund’s corporate bonds at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSJC Guggenheim BulletShares 2012 High Yield Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2012 High Yield Corporate Bond ETF, NYSE Arca ticker: BSJC (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a high yield corporate bond index called the BulletShares® USD High Yield Corporate Bond 2012 Index (the “High Yield 2012 Index”).

The High Yield 2012 Index is a rules-based index comprised of high yield corporate bonds with effective maturities in the year 2012. High yield bonds (also known as “junk bonds”) are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”) believes are of comparable quality.

The High Yield 2012 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated high yield corporate bonds with effective maturities in 2012. The Fund has a designated year of maturity of 2012 and will terminate on or about December 31, 2012. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

The Fund will invest at least 80% of its total assets in component securities that comprise the High Yield 2012 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the High Yield 2012 Index universe to obtain a representative sample of securities that resemble the High Yield 2012 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of 2.08%, which included a decrease in market price over the period to $25.29 as of May 31, 2012, from $25.63 on May 31, 2011. On an NAV basis, the Fund generated a total return of 3.27%, which included a decrease in NAV over the period to $25.42 as of May 31, 2012, from $25.47 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the High Yield 2012 Index returned 2.84%, and the Barclays Capital U.S. Corporate High Yield Index, which measures the performance of the U.S. high yield bond market, returned 4.14% for the 12-month period ended May 31, 2012. While the High Yield 2012 Index includes only bonds with effective maturities in the year 2012, the Barclays Capital U.S. Corporate High Yield Index includes bonds of all maturities, mainly long-term bonds.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June 2011	$0.069
July	$0.064
August	$0.057
September	$0.068
October	$0.060
November	$0.065
December	$0.075
January 2012	$0.065
February	$0.072
March	$0.078
April	$0.088
May	$0.089

In addition, the Fund made a supplemental distribution of $0.012 per share on January 3, 2012, which was characterized as ordinary income.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSJC Guggenheim BulletShares 2012 High Yield Corporate Bond ETF (continued)

Performance Attribution

For the 12-month period ended May 31, 2012, the banks and diversified financial services sectors contributed most significantly to the Fund’s return; the biotechnology sector detracted most, followed by the airlines sector. Positions that contributed most to the Fund’s return included 13.5% coupon bonds issued by CCH II, LLC, an affiliate of Charter Communications, Inc., a provider of cable services in the United States; 11.625% coupon bonds issued by Biomet, Inc., which, with its subsidiaries, designs, manufactures and markets products used primarily by musculoskeletal medical specialists in both surgical and nonsurgical therapy; and 12.75% coupon bonds issued by Laureate Education, Inc., which is a for-profit higher education provider with exposure to the emerging markets (0.8%, 4.5% and 1.5%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included 7.75% coupon bonds issued by Talecris Biotherapeutics Holdings Corp., a U.S.-based provider of healthcare products that has been acquired by Grifols, a global health care company based in Spain; 6.514% coupon bonds issued by NGPL Pipeco, LLC, a Texas-based owner and operator of natural gas pipelines; and 8.375% coupon bonds issued by Sprint Capital Corp., a subsidiary of telecommunications services provider Sprint Nextel Corp. (none were held in the Fund’s portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSJD Guggenheim BulletShares 2013 High Yield Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2013 High Yield Corporate Bond ETF, NYSE Arca ticker: BSJD (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a high yield corporate bond index called the BulletShares® USD High Yield Corporate Bond 2013 Index (the “High Yield 2013 Index”).

The High Yield 2013 Index is a rules-based index comprised of high yield corporate bonds with effective maturities in the year 2013. High yield bonds (also known as “junk bonds”) are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”) believes are of comparable quality.

The High Yield 2013 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated high yield corporate bonds with effective maturities in 2013. The Fund has a designated year of maturity of 2013 and will terminate on or about December 31, 2013. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

The Fund will invest at least 80% of its total assets in component securities that comprise the High Yield 2013 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser, uses quantitative analysis to select securities from the High Yield 2013 Index universe to obtain a representative sample of securities that resemble the High Yield 2013 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of 3.24%, which included a decrease in market price over the period to $25.50 as of May 31, 2012, from $25.82 on May 31, 2011. On an NAV basis, the Fund generated a total return of 3.30%, which included a decrease in NAV over the period to $25.40 as of May 31, 2012, from $25.71 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the High Yield 2013 Index returned 3.22%, and the Barclays Capital U.S. Corporate High Yield Index, which measures the performance of the U.S. high yield bond market, returned 4.14% for the 12-month period ended May 31, 2012. While the High Yield 2013 Index includes only bonds with effective maturities in the year 2013, the Barclays Capital U.S. Corporate High Yield Index includes bonds of all maturities, mainly long-term bonds.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June 2011	$0.085
July	$0.077
August	$0.104
September	$0.084
October	$0.087
November	$0.091
December	$0.086
January 2012	$0.089
February	$0.112
March	$0.094
April	$0.095
May	$0.102

In addition, the Fund made a supplemental distribution of $0.022 per share on January 3, 2012, $0.021 of which was characterized as ordinary income and $0.001 of which was characterized as a short-term capital gain.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSJD Guggenheim BulletShares 2013 High Yield Corporate Bond ETF (continued)

Performance Attribution

For the 12-month period ended May 31, 2012, the lodging and chemicals sectors contributed most significantly to the Fund’s return; the telecommunications sector detracted most, followed by the mining sector. Positions that contributed most significantly to return included 11.00% coupon bonds issued by Lyondell Chemical Co., which is now a wholly owned subsidiary of LyondellBasell Industries NV, a Dutch chemical company (not held in the Fund’s portfolio at period end); 7.0% coupon bonds issued by Ford Motor Credit Co., LLC, an affiliate of the Ford Motor Co., the second largest U.S. automobile manufacturer (not held in the Fund’s portfolio at period end); and 9.5% coupon bonds issued by Virgin Media Finance PLC, a subsidiary of Virgin Media, Inc., a New York-based company which provides broadband internet, television and telephone services (1.3% of the Fund’s long-term investments at period end). Positions that detracted most significantly from return included 11.75% coupon bonds issued by Wind Acquisition Finance SA, a Luxembourg-based affiliate of Wind Telecomunicazioni SpA, which provides mobile telephone and telecommunications services in Italy (not held in the Fund’s portfolio at period end); 12.25% coupon bonds issued by Wind Acquisition Holdings Finance SA, an affiliate of Wind Acquisition Finance SA (not held in the Fund’s portfolio at period end); and 10.375% coupon bonds issued by Penn Virginia Corp., which engages in the development, exploration and production of oil and natural gas in various domestic onshore regions, including Texas, Appalachia, the Mid-Continent and Mississippi (not held in the Fund’s portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSJE Guggenheim BulletShares 2014 High Yield Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2014 High Yield Corporate Bond ETF, NYSE Arca ticker: BSJE (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a high yield corporate bond index called the BulletShares® USD High Yield Corporate Bond 2014 Index (the “High Yield 2014 Index”).

The High Yield 2014 Index is a rules-based index comprised of high yield corporate bonds with effective maturities in the year 2014. High yield bonds (also known as “junk bonds”) are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”) believes are of comparable quality.

The High Yield 2014 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated high yield corporate bonds with effective maturities in 2014. The Fund has a designated year of maturity of 2014 and will terminate on or about December 31, 2014. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

The Fund will invest at least 80% of its total assets in component securities that comprise the High Yield 2014 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the High Yield 2014 Index universe to obtain a representative sample of securities that resemble the High Yield 2014 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of 4.41%, which included a decrease in market price over the period to $25.62 as of May 31, 2012, from $25.83 on May 31, 2011. On an NAV basis, the Fund generated a total return of 4.97%, which included a decrease in NAV over the period to $25.64 as of May 31, 2012, from $25.72 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the High Yield 2014 Index returned 5.55%, and the Barclays Capital U.S. Corporate High Yield Index, which measures the performance of the U.S. high yield bond market, returned 4.14% for the 12-month period ended May 31, 2012. While the High Yield 2014 Index includes only bonds with effective maturities in the year 2014, the Barclays Capital U.S. Corporate High Yield Index includes bonds of all maturities, mainly long-term bonds.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June 2011	$0.099
July	$0.090
August	$0.107
September	$0.095
October	$0.113
November	$0.123
December	$0.111
January 2012	$0.103
February	$0.108
March	$0.104
April	$0.112
May	$0.113

In addition, the Fund made a distribution of $0.026 per share on January 3, 2012, which was characterized as ordinary income.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSJE Guggenheim BulletShares 2014 High Yield Corporate Bond ETF (continued)

Performance Attribution

For the 12-month period ended May 31, 2012, the lodging and commercial services sectors contributed most significantly to the Fund’s return; the leisure-time and pipelines sectors detracted most. Positions that contributed most significantly to the Fund’s return included 10.0% coupon bonds issued by Smithfield Foods, Inc., which produces and markets fresh and processed meat products (not held in the Fund’s portfolio at period end); 5.25% coupon bonds issued by Citigroup Inc., a global diversified financial services holding company (not held in the Fund’s portfolio at period end); and 11.375% coupon bonds issued by TransUnion, LLC, a global provider of credit information and information management services (0.9% of the Fund’s long-term investments at period end). Positions that detracted most from the Fund’s return included 9.875% coupon bonds issued by Travelport Holdings LLC, an affiliate of Travelport Limited, a provider of travel services; 11.5% coupon bonds issued by Gentiva Health Services, Inc., which provides home health services and hospice care throughout the United States; and 10.25% coupon bonds issued by The Bon-Ton Department Stores, Inc., an affiliate of Bon-Ton Stores, Inc., a department store operator (not held in the Fund’s portfolio at period end).

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSJF Guggenheim BulletShares 2015 High Yield Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2015 High Yield Corporate Bond ETF, NYSE Arca ticker: BSJF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a high yield corporate bond index called the BulletShares® USD High Yield Corporate Bond 2015 Index (the “High Yield 2015 Index”).

The High Yield 2015 Index is a rules-based index comprised of high yield corporate bonds with effective maturities in the year 2015. High yield bonds (also known as “junk bonds”) are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”) believes are of comparable quality.

The High Yield 2015 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated high yield corporate bonds with effective maturities in 2015. The Fund has a designated year of maturity of 2015 and will terminate on or about December 31, 2015. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

The Fund will invest at least 80% of its total assets in component securities that comprise the High Yield 2015 Index. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the High Yield 2015 Index universe to obtain a representative sample of securities that resemble the High Yield 2015 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of 3.90%, which included a decrease in market price over the period to $25.48 as of May 31, 2012, from $25.86 on May 31, 2011. On an NAV basis, the Fund generated a total return of 4.18%, which included a decrease in NAV over the period to $25.41 as of May 31, 2012, from $25.73 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the High Yield 2015 Index returned 3.21%, and the Barclays Capital U.S. Corporate High Yield Index, which measures the performance of the U.S. high yield bond market, returned 4.14% for the 12-month period ended May 31, 2012. While the High Yield 2015 Index includes only bonds with effective maturities in the year 2015, the Barclays Capital U.S. Corporate High Yield Index includes bonds of all maturities, mainly long-term bonds.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
June 2011	$0.100
July	$0.088
August	$0.114
September	$0.130
October	$0.121
November	$0.119
December	$0.124
January 2012	$0.117
February	$0.112
March	$0.082
April	$0.100
May	$0.103

In addition, the Fund made a distribution of $0.033 per share on January 3, 2012, which was characterized as ordinary income.

Performance Attribution

For the 12-month period ended May 31, 2012, the diversified financial services and healthcare-services sectors contributed most significantly to the Fund’s return; the telecommunications sector detracted most, followed by the oil and gas sector. Positions that contributed most significantly to return included 8.3% coupon bonds issued by Ally Financial, Inc., which provides automobile and residential financing, and sales and leasing as well as insurance, in the U.S. and Canada; 8.875% coupon bonds issued by Community Health Systems, Inc., an operator of hospitals; and 6.625% coupon bonds issued by MGM Resorts International, a holding company engaged in gaming, hospitality and entertainment (2.5%, 1.8% and 1.9%, respectively, of corporate bonds at period end). Positions that detracted most significantly from return included 11.875% coupon bonds issued by ATP Oil & Gas Corp., which is engaged in the acquisition, development and production of oil and natural gas properties in the Gulf of Mexico and the North Sea (not held in the Fund’s portfolio at period end); 12.0% coupon bonds issued by Clearwire Communications LLC, an affiliate of Clearwire Corp., a provider of wireless broadband services (2.7% of corporate bonds at period end); and 9.75% coupon bonds issued by Avaya, Inc., a provider of consulting, integration, and managed services (0.6% of corporate bonds at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSJG Guggenheim BulletShares 2016 High Yield Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2016 High Yield Corporate Bond ETF, NYSE Arca ticker: BSJG (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a high yield corporate bond index called the BulletShares® USD High Yield Corporate Bond 2016 Index (the “High Yield 2016 Index”).

The High Yield 2016 Index is a rules-based index comprised of high yield corporate bonds with effective maturities in the year 2016. High yield bonds (also known as “junk bonds”) are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”) believes are of comparable quality.

The High Yield 2016 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated high yield corporate bonds with effective maturities in 2016. The Fund has a designated year of maturity of 2016 and will terminate on or about December 31, 2016. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

The Fund will invest at least 80% of its total assets in component securities that comprise the High Yield 2016 Index. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the High Yield 2016 Index universe to obtain a representative sample of securities that resemble the High Yield 2016 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund’s inception date of April 25, 2012, through May 31, 2012.

On a market price basis, the Fund generated a total return of -0.36%, which included a change in market price to $24.90 on May 31, 2012, from $24.99 at inception. On an NAV basis, the Fund generated a total return of -0.64%, which included a change in NAV to $24.83 on May 31, 2012, from $24.99 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the High Yield 2016 Index returned -0.42%, and the Barclays Capital U.S. Corporate High Yield Index, which measures the performance of the U.S. high yield bond market, returned -0.57% for the period from the Fund’s inception date through May 31, 2012. While the High Yield 2016 Index includes only bonds with effective maturities in the year 2016, the Barclays Capital U.S. Corporate High Yield Index includes bonds of all maturities, mainly long-term bonds.

Performance Attribution

For the period beginning April 25, 2012 through May 31, 2012, the telecommunications and beverages sectors contributed most significantly to the Fund’s return; the health care products and software sectors detracted most. Positions that contributed most significantly to return included 6.0% coupon bonds issued by Sprint Nextel Corp., which offers a range of wireless and wireline communications services to consumer, business, and government customers; 7.25% coupon bonds issued by Constellation Brands, Inc., which produces and markets beverage alcohol in North America, Europe, Australia, and New Zealand; and 7.0% coupon bonds issued by Dean Foods Co., a food and beverage company that produces dairy and dairy-related products (2.5%, 1.6% and 1.4%, respectively, of total investments at period end). Positions that detracted most significantly from return included 9.0% coupon bonds issued by Alere, Inc., which offers patient diagnosis, monitoring and health management services; 11.25% coupon bonds issued by First Data Corp., a credit-card processor acquired by KKR & Co. in 2007; and 7.375% coupon bonds issued by Aperam SA, which manufactures specialty steel and markets its products in Brazil, France, and Belgium (3.4%, 2.4% and 2.5%, respectively, of total investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSJH Guggenheim BulletShares 2017 High Yield Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2017 High Yield Corporate Bond ETF, NYSE Arca ticker: BSJH (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a high yield corporate bond index called the BulletShares® USD High Yield Corporate Bond 2017 Index (the “High Yield 2017 Index”).

The High Yield 2017 Index is a rules-based index comprised of high yield corporate bonds with effective maturities in the year 2017. High yield bonds (also known as “junk bonds”) are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”) believes are of comparable quality.

The High Yield 2017 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated high yield corporate bonds with effective maturities in 2017. The Fund has a designated year of maturity of 2017 and will terminate on or about December 31, 2017. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

The Fund will invest at least 80% of its total assets in component securities that comprise the High Yield 2017 Index. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the High Yield 2017 Index universe to obtain a representative sample of securities that resemble the High Yield 2017 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund’s inception date of April 25, 2012, through May 31, 2012.

On a market price basis, the Fund generated a total return of 0.32%, which included a change in market price to $25.02 on May 31, 2012, from $24.94 at inception. On an NAV basis, the Fund generated a total return of -0.12%, which included a change in NAV to $24.91 on May 31, 2012, from $24.94 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the High Yield 2017 Index returned -2.58%, and the Barclays Capital U.S. Corporate High Yield Index, which measures the performance of the U.S. high yield bond market, returned -0.57% for the period from the Fund’s inception date through May 31, 2012. While the High Yield 2017 Index includes only bonds with effective maturities in the year 2017, the Barclays Capital U.S. Corporate High Yield Index includes bonds of all maturities, mainly long-term bonds.

Performance Attribution

For the period beginning April 25, 2012, through May 31, 2012, the diversified financial services and banks sectors contributed most significantly to the Fund’s return; the retail and electric sectors detracted most. Positions that contributed most significantly to return included 6.625% coupon bonds issued by Ford Motor Credit Co., LLC, an affiliate of the Ford Motor Company, the second largest U.S. automobile manufacturer; 5.25% coupon bond issued by WPX Energy, Inc., an independent natural gas and oil exploration and production company; and 8.375% coupon bonds issued by Sprint Nextel Corp., which offers a range of wireless and wireline communications services to consumer, business, and government customers (1.6%, 1.4% and 1.3%, respectively, of total investments at period end). Positions that detracted most significantly from return included 10.75% coupon bonds issued by Roadhouse Financing, Inc., which issues debt on behalf of parent LRI Holdings, Inc., the company that operates Logan’s Roadhouse casual restaurants; 8.00% coupon bonds issued by AES Corp., which acquires, develops, owns, and operates generation plants and distribution businesses in several countries; and 7.75% coupon bonds issued by Schaeffler Finance BV, one of the leading global suppliers of highly-engineered and value-added components and systems for the automotive industry and industrial sectors (3.9%, 7.6% and 4.3%, respectively, of total investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

BSJI Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Fund Overview

The Guggenheim BulletShares 2018 High Yield Corporate Bond ETF, NYSE Arca ticker: BSJI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a high yield corporate bond index called the BulletShares® USD High Yield Corporate Bond 2018 Index (the “High Yield 2018 Index”).

The High Yield 2018 Index is a rules-based index comprised of high yield corporate bonds with effective maturities in the year 2018. High yield bonds (also known as “junk bonds”) are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser (the “Investment Adviser”) believes are of comparable quality.

The High Yield 2018 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated high yield corporate bonds with effective maturities in 2018. The Fund has a designated year of maturity of 2018 and will terminate on or about December 31, 2018. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to return any predetermined amount at maturity.

The Fund will invest at least 80% of its total assets in component securities that comprise the High Yield 2018 Index. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the High Yield 2018 Index universe to obtain a representative sample of securities that resemble the High Yield 2018 Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, sector, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund’s inception date of April 25, 2012, through May 31, 2012.

On a market price basis, the Fund generated a total return of -0.96%, which included a change in market price to $24.73 on May 31, 2012, from $24.97 at inception. On an NAV basis, the Fund generated a total return of -1.40%, which included a change in NAV to $24.62 on May 31, 2012, from $24.97 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the High Yield 2018 Index returned -1.10%, and the Barclays Capital U.S. Corporate High Yield Index, which measures the performance of the U.S. high yield bond market, returned -0.57% for the period from the Fund’s inception date through May 31, 2012. While the High Yield 2018 Index includes only bonds with effective maturities in the year 2018, the Barclays Capital U.S. Corporate High Yield Index includes bonds of all maturities, mainly long-term bonds.

Performance Attribution

For the period beginning April 25, 2012 through May 31, 2012, the healthcare-products and miscellaneous manufacturing sectors contributed most significantly to the Fund’s return; the telecommunications and iron/steel sectors detracted most. Positions that contributed most significantly to return included 10.5% coupon bonds issued by Chiron Merger Sub, Inc., a unit of the Apax Consortium of investment funds set up to acquire Kinetic Concepts, Inc. in 2011; 9.5% coupon bond issued by DineEquity, Inc., which, with its subsidiaries, develops, operates, and franchises family restaurants; and 8.0% coupon bonds issued by HCA, Inc., an operator of hospitals in the United States and the United Kingdom (2.1%, 2.3% and 2.3%, respectively, of total investments at period end). Positions that detracted most significantly from return included 5.75% coupon bonds issued by JC Penney Corp., Inc., which through a subsidiary operates department stores in the United States and Puerto Rico; 7.75% coupon bonds issued by APERAM, which manufactures specialty steel and markets its products in Brazil, France, and Belgium; and 8.75% coupon bonds issued by Cincinnati Bell, Inc., a local exchange and wireless provider serving residential and business customers in Ohio, Kentucky, and Indiana (1.9%, 2.8% and 1.9%, respectively, of total investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

GIY Guggenheim Enhanced Core Bond ETF

Fund Overview

The Guggenheim Enhanced Core Bond ETF, NYSE Arca ticker: GIY (the “Fund”) seeks total return, comprised of income and capital appreciation. On June 1, 2011, the Fund transitioned to an actively managed exchange-traded fund (“ETF”). Prior to June 1, 2011, the Fund’s name was Claymore U.S. Capital Markets Bond ETF and the Fund sought to replicate an index called CPMKTB – The Capital Markets Bond IndexSM. The Fund’s NYSE Arca ticker symbol prior to the transition was UBD.

The Fund invests at least 80% of its net assets in fixed income securities utilizing a strategy that seeks total return, comprised of income and capital appreciation, which attempts to outperform the Barclays Capital U.S. Aggregate Bond Index (the “Benchmark”). The Fund’s investment strategy utilizes quantitative security selection, fundamental credit analysis and the views of Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) regarding particular sectors to construct a portfolio through a process that employs a rigorous risk management framework. The Investment Adviser utilizes a quantitative strategy which attempts to identify relative mispricing among the instruments of a given asset class and estimate future returns that may arise from the eventual correction of the relative mispricing.1 The Investment Adviser then applies these quantitative results in constructing a portfolio that attempts to maximize expected return due to security specific mispricing while attempting to control for interest rate and credit spread (i.e., differences in yield between different debt instruments arising from differences in credit risk) risks. The Fund’s average duration is expected to be generally similar to the average duration of the Benchmark components.

The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, including U.S. Treasury securities and corporate bonds, rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Services (“Fitch”) or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest no more than 10% of its assets in high yield securities (“junk bonds”), which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers. The Fund may also invest up to 10% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Investment Adviser may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund will not invest in options contracts, futures contracts or swap agreements. The Fund may invest up to 10% of its assets in mortgage-backed securities (“MBS”) or in other asset-backed securities. This limitation does not apply to securities issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration, the Federal Housing Administration, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund may obtain exposure to the securities in which it normally invests by engaging in various investment techniques, including forward purchase agreements, mortgage dollar roll and “TBA” mortgage trading.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of 5.98%, which included a decrease in market price over the period to $52.38 as of May 31, 2012, from $53.00 on May 31, 2011. On an NAV basis, the Fund generated a total return of 6.33%, which included a decrease in NAV over the period to $52.57 as of May 31, 2012, from $53.04 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For bond market comparison purposes, the Barclays Capital U.S. Aggregate Bond Index returned 7.12% for the 12-month period ended May 31, 2012.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
July 2011	$0.069
August	$0.058
September	$0.058
October	$0.046
November	$0.081
December	$0.087
January 2012	$0.097
February	$0.088
March	$0.055
April	$0.070
May	$0.070

1Mispricing means that the current price of an asset does not reflect its underlying fundamental or intrinsic value.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

GIY Guggenheim Enhanced Core Bond ETF (continued)

In addition, a supplemental distribution of $2.951 per share was made January 3, 2012, $0.043 of which was characterized as ordinary income, $1.357 as a short-term capital gain and $1.551 as a long-term capital gain.

Performance Attribution

Financial markets endured considerable turbulence in the 12 months ending May 31, 2012, starting with last summer’s global growth slowdown and loss of the U.S. triple-A credit rating. Massive liquidity infusions by the world’s leading central banks and cautious optimism over the European debt situation helped equity and credit markets to rally at year-end 2011 and early 2012. But then renewed concerns about the eurozone, disappointing U.S. economic reports and a weak global outlook led by slowing growth in China contributed to a new round of risk aversion and safe-haven buying, in which the 10-year U.S. Treasury yield ended at record lows. Given spread widening from last year and continued volatility, credit has held up well, although spreads are expected to remain sensitive to macroeconomic news.

The Fund finished the period behind its benchmark, the Investment Adviser having spent much of the period methodically investing the portfolio, seeking relative-value investment opportunities through intensive, bottom-up security analysis. In positioning the Fund, the Fund’s managers have focused on asset classes they believe offer the most relative value—a “best ideas” concept that seeks yield opportunities while also remaining solidly conservative in security selection. A key driver of performance for the period was the sovereign sector (which includes securities issued by the U.S. Treasury and issues guaranteed by federal agencies and/or U.S. government-sponsored entities), which contributed most significantly to the Fund’s return, followed by the insurance sector; the agriculture sector and aerospace/defense sector were the largest detractors from return.

In November 2011, the positions in intermediate-term and long-term U.S. Treasury securities were eliminated to realize the gains generated by the strong performance of these securities. Most of the proceeds were invested in residential mortgage-backed securities (“RMBS”). The Investment Adviser sees such securities as a solid opportunity, as mortgage prepayments are quite slow. They are also low-risk “quasi-governmental” securities backed by the federal government.

Positions that contributed most significantly to the Fund’s return included 6.0% coupon 2026 bonds and 4.375% coupon 2040 bonds issued by the Government of the United States of America; neither of these securities was held in the Fund’s portfolio at period end. A third contributor to the Fund’s return was 4.5% coupon 2039 bonds in a pool issued by the Federal Home Loan Mortgage Corporation (35.6% of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included 5.5% coupon 2040 bonds issued by the Federal Home Loan Mortgage Corporation (not held in the Fund’s portfolio at period end); 6.0% coupon 2040 bonds issued by the Federal Home Loan Mortgage Corporation (not held in the Fund’s portfolio at period end); and 7.3% coupon 2019 bonds issued by Morgan Stanley, a global financial services firm based in New York (1.0% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

GSY Guggenheim Enhanced Short Duration Bond ETF

Fund Overview

The Guggenheim Enhanced Short Duration Bond ETF, NYSE Arca ticker: GSY (the “Fund”) seeks maximum current income, consistent with preservation of capital and daily liquidity. On June 1, 2011, the Fund transitioned to an actively managed exchange-traded fund (“ETF”). Prior to June 1, 2011, the Fund’s name was Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and the Fund sought to replicate an index called CPMKTL – The Capital Markets Liquidity IndexSM. The Fund’s NYSE Arca ticker symbol was ULQ. Between June 1, 2011, and December 5, 2011, when the current name was adopted, the Fund was called the Guggenheim Enhanced Ultra-Short Bond ETF.

The Fund will invest at least 80% of its net assets in fixed income securities utilizing a low duration strategy to seek to outperform the Barclays Capital 1-3 Month U.S. Treasury Bill Index (the “Benchmark”) in addition to providing returns in excess of those available in U.S. Treasury bills, government repurchase agreements, and money market funds, while seeking to provide preservation of capital and daily liquidity. The Fund is not a money market fund and thus does not seek to maintain a stable net asset value of $1.00 per share.

Under normal circumstances, the Fund holds a diversified portfolio of fixed income instruments of varying maturities, but that have an average duration of less than one year. The Fund may invest, without limitation, in short-term instruments such as commercial paper and/or repurchase agreements. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, including U.S. Treasury securities and corporate bonds, rated Baa3 or higher by Moody’s Investors Service, Inc., (“Moody’s”) or equivalently rated by Standard & Poor’s Rating Group (“S&P”) or Fitch Investor Services (“Fitch”) or, if unrated, determined by Guggenheim Funds Investment Advisors, LLC (“Investment Adviser”) to be of comparable quality. The Fund may invest no more than 10% of its assets in high yield securities (“junk bonds”), which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Investment Adviser believes are of comparable quality. The Fund may invest in bank obligations, which include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers. The Fund may also invest up to 10% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Fund may invest up to 25% of its assets in municipal securities. The Fund will not invest in options contracts, futures contracts or swap agreements. The Fund may invest up to 10% of its assets in mortgage-backed securities or in other asset-backed securities. This limitation does not apply to securities issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“GNMA”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may obtain exposure to the securities in which it normally invests by engaging in various investment techniques, including forward purchase agreements, mortgage dollar roll and “TBA” mortgage trading.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012. On a market price basis, the Fund generated a total return of 0.73%, which included an increase in market price over the period to $49.95 as of May 31, 2012, from $49.79 on May 31, 2011. On an NAV basis, the Fund generated a total return of 0.59%, which included an increase in NAV over the period to $49.92 as of May 31, 2012, from $49.83 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For short-term high quality fixed income market comparison purposes, the Barclays Capital 1-3 Month U.S. Treasury Bill Index returned 0.04% for the same period.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
July 2011	$0.005
August	$0.018
September	$0.024
October	$0.022
November	$0.025
December	$0.024
January 2012	$0.023
February	$0.010
March	$0.005
April	$0.014
May	$0.017

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 27

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

GSY Guggenheim Enhanced Short Duration Bond ETF (continued)

In addition, a supplemental distribution of $0.016 per share was made January 3, 2012, $0.004 of which was characterized as ordinary income and $0.012 as a short-term capital gain.

Performance Attribution

Financial markets endured considerable turbulence in the 12 months ending May 31, 2012, starting with last summer’s global growth slowdown and loss of the U.S. triple-A credit rating. Massive liquidity infusions by the world’s leading central banks and cautious optimism over the European debt situation helped equity and credit markets to rally at year-end 2011 and early 2012. But then renewed concerns about the eurozone, disappointing U.S. economic reports and a weak global outlook led by slowing growth in China contributed to a new round of risk aversion and safe-haven buying, in which the 10-year U.S. Treasury yield ended at record lows. Given spread widening from last year and continued volatility, credit has held up well, although spreads are expected to remain sensitive to macroeconomic news.

As a result of the market turmoil, many asset classes were negatively affected when risk-averse investors sought the safety of U.S. Treasury securities, thereby creating a buying opportunity. The Fund’s managers took advantage of periods of extreme market volatility to purchase securities that were trading at prices considered to be below their intrinsic value. During the period, the Fund gradually shifted funds from cash to purchase more investment grade corporate exposure, nearing its target allocation by period end. The Fund’s corporate exposure is highly diversified among industrial and financial issuers, with particular emphasis on single-A-rated issues, as those offered more value over their higher-rated counterparts on the short end of the curve. The Fund also focused on purchasing commercial paper that is primarily issued by industrial firms with sound balance sheets but slightly lower credit ratings. These commercial paper holdings not only acted as the Fund’s liquidity cushion, but also resulted in a yield pickup over Treasury bills. While high yield and municipal and securitized allocations are modest, the managers continue to seek attractive opportunities in these spaces to obtain additional alpha.

For the year ended May 31, 2012, the average expected life of the Fund’s holdings was less than one year. Average duration over the period ranged from .25 to .32 of a year. Duration measures the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. The largest contributors to the Fund’s performance were holdings in its two largest allocations, corporate credit and commercial paper. Securities issued by financial services firms produced mixed results for the portfolio. As sentiment toward the U.S. financial sector strengthened in the fourth quarter of 2011 and first quarter of 2012, spreads came in, resulting in higher prices that contributed to returns. But this contrasted with periods when fears of financial contagion from Europe swept the sector, keeping spreads wide for corporate issues from large U.S. banks, and thus not contributing to return. The Fund performance also benefited from principal pay downs and interest income from its holdings in asset-backed and mortgage-backed securities.

The sector contributing most to return for the period was the banks sector, and all other sectors contributed to return except for asset-backed holdings, which as a group detracted slightly from return.

Positions that contributed most significantly to the Fund’s return included its holding in the Guggenheim BulletShares 2012 High Yield Corporate Bond ETF, which is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar denominated investment-grade corporate bonds with effective maturities in 2012; 8.0% coupon bonds issued by WPP Finance UK, a subsidiary of UK-based WPP Group PLC, which operates a communications services group; and 6.7% coupon bonds issued by American Honda Finance Corp., the financing subsidiary of American Honda Motor Co. (0.1%, 1.5% and 0.9%, respectively, of the Fund’s total investments at period end).

Positions that detracted most significantly from the Fund’s return included these floating-rate asset-backed holdings: Telos CLO Ltd.; ICE EM CLO and Global Leveraged Capital Credit Opportunity Fund (0.1%, 0.1% and 0.1%, respectively, of the Fund’s total investments at period end).

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

LVL Guggenheim S&P Global Dividend Opportunities Index ETF

Fund Overview

The Guggenheim S&P Global Dividend Opportunities Index ETF, NYSE Arca ticker: LVL (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Dividend Opportunities Index (the “Index”).

The Index consists of 100 common stocks and American Depositary Receipts (“ADRs”) that offer high dividend yields chosen from a universe consisting of the stocks listed on the exchanges of those countries included in the S&P Global Broad Market Index, an index designed to measure global stock market performance. Potential Index constituents include common stocks and ADRs with market capitalizations greater than $1.0 billion at the time of reconstitution, which for ADRs is determined based on an evaluation of the underlying security, and includes securities of mid- and large capitalization companies, as defined by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., the Fund’s index provider (“S&P” or the “Index Provider”).

The Fund will invest at least 90% of its total assets in common stocks and ADRs that comprise the Index and other depositary receipts and shares representing common stocks that comprise the Index (or underlying securities representing ADRs included in the Index). Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of -21.24%, which included a decrease in market price over the period to $12.10 as of May 31, 2012, from $16.15 on May 31, 2011. On an NAV basis, the Fund generated a total return of -20.43%, which included a decrease in NAV over the period to $12.11 as of May 31, 2012, from $16.00 on May 31, 2011.

At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the Index returned -20.66% and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned -11.02% for the 12-month period ended May 31, 2012.

The Fund made quarterly distributions per share of $0.269 on June 30, 2011; $0.193 on September 30, 2011; $0.134 on December 30, 2011; and $0.106 on March 30, 2012.

Performance Attribution

For the 12-month period ended May 31, 2012, all sectors but one sector in which the Fund was invested had negative returns, detracting from the Fund’s return. The financial sector provided a slight contribution to return, and the energy sector detracted least. The communications sector detracted most, followed by the consumer cyclical sector. Positions that contributed most significantly to the Fund’s return included American Capital Agency Corp., a REIT that earns income primarily from investing on a leveraged basis in agency mortgage-backed securities (3.8% of the Fund’s long-term investments at period end); and Advanced Info Service PCL and Total Access Communication PCL, both of which provide of telecommunication services in Thailand. Advanced Info Service represented 0.1% of the Fund’s long-term investments at period end, while Total Access Communication was not held in the portfolio at period end. Positions that detracted most significantly from return included Partner Communications Co. Ltd., which operates mobile telephone networks in Israel; ACS Actividades de Construccion y Servicios SA, a Spain-based engineering and contracting company that develops civil and industrial infrastructures; and Home Retail Group PLC, a home and general merchandise retailer based in the United Kingdom (0.8%, 1.9% and 2.0%, respectively, of the Fund’s long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 29

May 31, 2012

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Funds ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Credit/Default Risk: Issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities may be unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by certain U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and share price.

Interest Rate Risk: As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.

Income Risk: Falling interest rates may cause the Fund’s income to decline.

Mortgage-and Asset-Backed Securities Risks (GIY and GSY): Mortgage-Backed Securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, these securities are subject to “prepayment risk” and “extension risk.”

Non-Correlation Risk: The Fund’s return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

High-Yield Securities Risk: Invests in bonds that are rated below investment grade. High yield securities are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations as well as may be subject to greater price volatility.

Foreign Issuers Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Financial Services Sector Risk: Industry is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Management Risk (GIY and GSY): The Funds are subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Risk of Deviation between Market Price and NAV: Unlike conventional ETFs, the Funds are not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/ or the extent to which the Shares will trade at premiums or discounts to NAV.

Municipal Securities Risk (GSY): Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Call Risk/Prepayment Risk (excludes GIY and GSY): During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund’s having to reinvest proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Extension Risk (excludes GIY and GSY): An issuer may exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

Liquidity Risk (excludes GIY and GSY): If the Funds invest in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

30 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

Risks and Other Considerations continued

Declining Yield Risk (excludes GIY and GSY): During the final year of the Fund’s operations, as the bonds held by the Funds mature and the Funds’ portfolio transitions to cash and cash equivalents, the Fund’s yield will generally tend to move toward the yield of cash and cash equivalents and thus may be lower than the yields of the bonds previously held by the Fund and/or prevailing yields for bonds in the market.

Fluctuation of Yield and Liquidation Amount Risk (excludes GIY, GSY and LVL): The Funds, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence, it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in corporate bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Concentration Risk: If the Index concentrates in an industry or group of industries the Funds’ investments will be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Telecommunications Sector Risk (BSJC, BSJD, BSJE, BSJF and LVL): This sector is subject to extensive government regulation. The telecommunications sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid obsolescence and research and development of new products.

Equity Risk (LVL): The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Utilities Sector Risk (LVL): Companies in the utilities sector may be adversely affected by economic, political, and regulatory or deregulatory changes, and other occurrences associated with the utilities industry. This concentration may present more risks than investing in securities that are more broadly diversified over numerous sectors of the economy.

Medium-Sized Company Risk (LVL): Investing in securities of these companies involves greater risk as their securities may be more volatile and less liquid than investing in more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Risks of Investing In Other Investment Companies (CSY and LVL): Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 31

FUND SUMMARY & PERFORMANCE (Unaudited)	May 31, 2012

BSCC Guggenheim BulletShares 2012 Corporate Bond ETF

Fund Statistics
Share Price	$20.42
Net Asset Value	$20.47
Premium/Discount to NAV	-0.24%
Net Assets ($000)	$101,348

Total Returns
		Since
	One	Inception
(Inception 6/07/10)	Year	(Annualized)
Guggenheim BulletShares 2012
Corporate Bond ETF
NAV	0.55%	2.09%
Market	-0.28%	1.96%
BulletShares® USD
Corporate Bond 2012 Index	0.93%	2.41%
Barclays Capital U.S. 1-3 Year
Corporate Bond Index	1.89%	3.16%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.04 per share for share price returns or initial net asset value (NAV) of $20.04 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.24% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	37.2%
Diversified Financial Services	25.0%
Pharmaceuticals	4.4%
Electric	3.9%
Computers	3.7%
Media	3.5%
Food	3.1%
Beverages	2.3%
Pipelines	1.8%
Telecommunications	1.7%
Miscellaneous Manufacturing	1.6%
Oil & Gas	1.6%
Insurance	1.6%
Cosmetics & Personal Care	1.1%
Chemicals	1.0%
Health Care Services	0.9%
Aerospace & Defense	0.9%
Savings & Loans	0.7%
Agriculture	0.7%
Retail	0.6%
Building Materials	0.5%
Health Care Products	0.4%
Environmental Control	0.4%
Commercial Services	0.4%
Mining	0.3%
Total Corporate Bonds	99.3%
Investments of Collateral for Securities Loaned	2.7%
Total Investments	102.0%
Liabilities in excess of Other Assets	-2.0%
Net Assets	100.0%

% of Corporate
Credit Quality	Bonds
AAA	0.4%
AA	21.3%
A	59.4%
BBB	17.4%
BB	0.7%
NR	0.8%

Represents Standard & Poor’s rating as a percentage of corporate bond investments. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

32 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCC Guggenheim BulletShares 2012 Corporate Bond ETF (continued)

% of Corporate
Country Breakdown	Bonds
United States	87.4%
United Kingdom	6.7%
Germany	3.0%
Luxembourg	1.4%
France	0.9%
Japan	0.3%
Canada	0.3%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of corporate bonds. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. 1-3 Year Corporate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. 1-3 Year Corporate Bond Index is designed to measure the performance of the short term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Rating), and have $250 million or more of outstanding face value. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 33

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF

Fund Statistics
Share Price	$20.85
Net Asset Value	$20.83
Premium/Discount to NAV	0.10%
Net Assets ($000)	$140,589

Total Returns
		Since
	One	Inception
(Inception 6/7/10)	Year	(Annualized)
Guggenheim BulletShares 2013
Corporate Bond ETF
NAV	1.35%	3.25%
Market	0.90%	3.30%
BulletShares® USD
Corporate Bond 2013 Index	1.45%	3.37%
Barclays Capital U.S. 1-3 Year
Corporate Bond Index	1.89%	3.16%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.08 per share for share price returns or initial net asset value (NAV) of $20.08 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.24% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	28.7%
Diversified Financial Services	17.5%
Telecommunications	7.1%
Insurance	5.3%
Computers	4.9%
Pharmaceuticals	4.1%
Retail	3.5%
Oil & Gas	3.3%
Miscellaneous Manufacturing	3.0%
Media	2.6%
Beverages	2.5%
Food	2.4%
Agriculture	1.8%
Auto Manufacturers	1.6%
Mining	1.2%
Software	1.1%
Chemicals	1.0%
Aerospace & Defense	0.9%
Electric	0.8%
Transportation	0.7%
Pipelines	0.7%
Iron & Steel	0.6%
Lodging	0.5%
Household Products & Housewares	0.4%
Machinery-Diversified	0.3%
Building Materials	0.3%
Commercial Services	0.3%
Electronics	0.2%
Semiconductors	0.2%
Advertising	0.2%
Housewares	0.2%
Real Estate Investment Trusts	0.2%
Home Furnishings	0.2%
Health Care Services	0.2%
Health Care Products	0.1%
Water	0.1%
Total Corporate Bonds	98.7%
Investments of Collateral for Securities Loaned	0.8%
Total Investments	99.5%
Other Assets in excess of Liabilities	0.5%
Net Assets	100.0%

34 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF (continued)

% of Corporate
Credit Quality	Bonds
AAA	0.8%
AA	19.3%
A	56.2%
BBB	22.3%
BB	1.4%

Represents Standard & Poor’s rating as a percentage of corporate bonds. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Corporate
Country Breakdown	Bonds
United States	81.3%
United Kingdom	4.5%
Canada	4.1%
Switzerland	2.8%
Netherlands	2.7%
Germany	2.4%
Luxembourg	0.9%
Spain	0.9%
Cayman Islands	0.2%
Bermuda	0.1%
France	0.1%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of corporate bond investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. 1-3 Year Corporate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. 1-3 Year Corporate Bond Index is designed to measure the performance of the short term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Rating), and have $250 million or more of outstanding face value. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 35

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCE Guggenheim BulletShares 2014 Corporate Bond ETF

Fund Statistics
Share Price	$21.09
Net Asset Value	$21.03
Premium/Discount to NAV	0.29%
Net Assets ($000)	$141,957

Total Returns
		Since
	One	Inception
(Inception 6/07/10)	Year	(Annualized)
Guggenheim BulletShares 2014
Corporate Bond ETF
NAV	1.55%	4.24%
Market	1.35%	4.38%
BulletShares USD
Corporate Bond 2014 Index	1.97%	4.71%
Barclays Capital U.S. 3-5 Year
Corporate Bond Index	4.33%	5.85%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.10 per share for share price returns or initial net asset value (NAV) of $20.10 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.24% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	29.6%
Diversified Financial Services	12.0%
Telecommunications	8.2%
Oil & Gas	6.0%
Pharmaceuticals	5.0%
Media	4.1%
Beverages	3.6%
Insurance	3.6%
Computers	3.4%
Electric	2.3%
Retail	2.1%
Chemicals	1.9%
Software	1.7%
Food	1.6%
Biotechnology	1.3%
Cosmetics & Personal Care	1.0%
Aerospace & Defense	0.9%
Commercial Services	0.9%
Electronics	0.8%
Health Care Products	0.8%
Agriculture	0.8%
Auto Manufacturers	0.8%
Advertising	0.7%
Pipelines	0.7%
Transportation	0.6%
Miscellaneous Manufacturing	0.5%
Health Care Services	0.5%
Real Estate Investment Trusts	0.4%
Internet	0.4%
Holding Companies - Diversified	0.4%
Gas	0.3%
Home Furnishings	0.3%
Iron & Steel	0.3%
Semiconductors	0.3%
Mining	0.2%
Machinery - Diversified	0.2%
Office & Business Equipment	0.2%
Machinery - Construction & Mining	0.2%
Forest Products & Paper	0.1%
Total Corporate Bonds	98.7%
Investments of Collateral for Securities Loaned	1.1%
Total Investments	99.8%
Other Assets in excess of Liabilities	0.2%
Net Assets	100.0%

36 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCE Guggenheim BulletShares 2014 Corporate Bond ETF (continued)

% of Corporate
Credit Quality	Bonds
AAA	1.9%
AA	15.7%
A	53.4%
BBB	28.0%
BB	1.0%

Represents Standard & Poor’s rating as a percentage of corporate bonds. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Corporate
Country Breakdown	Bonds
United States	83.1%
United Kingdom	5.8%
Canada	4.0%
Netherlands	1.8%
Switzerland	1.7%
France	1.2%
Norway	0.6%
Luxembourg	0.6%
Spain	0.5%
Germany	0.4%
Bermuda	0.2%
Ireland	0.1%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. 3-5 Year Corporate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays U.S. 3-5 Year Corporate Bond Index is designed to measure the performance of the short term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 3 years and less than 5 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Rating), and have $250 million or more of outstanding face value. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 37

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCF Guggenheim BulletShares 2015 Corporate Bond ETF

Fund Statistics
Share Price	$21.39
Net Asset Value	$21.35
Premium/Discount to NAV	0.19%
Net Assets ($000)	$121,717

Total Returns
		Since
	One	Inception
(Inception 6/07/10)	Year	(Annualized)
Guggenheim BulletShares 2015
Corporate Bond ETF
NAV	2.99%	5.43%
Market	2.49%	5.51%
BulletShares USD
Corporate Bond 2015 Index	3.28%	5.80%
Barclays Capital U.S. 3-5 Year
Corporate Bond Index	4.33%	5.85%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.14 per share for share price returns or initial net asset value (NAV) of $20.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.24% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	35.3%
Diversified Financial Services	13.1%
Oil & Gas	5.9%
Insurance	5.0%
Telecommunications	5.0%
Pharmaceuticals	3.7%
Beverages	3.2%
Media	3.0%
Retail	2.9%
Electric	2.5%
Computers	1.9%
Chemicals	1.7%
Aerospace & Defense	1.6%
Real Estate Investment Trusts	1.6%
Health Care Products	1.4%
Cosmetics & Personal Care	1.4%
Biotechnology	1.4%
Auto Manufacturers	1.2%
Software	1.1%
Iron & Steel	1.1%
Pipelines	0.9%
Food	0.7%
Office & Business Equipment	0.5%
Agriculture	0.5%
Mining	0.5%
Transportation	0.3%
Electronics	0.2%
Health Care Services	0.2%
Household Products & Housewares	0.2%
Building Materials	0.2%
Internet	0.2%
Forest Products & Paper	0.2%
Miscellaneous Manufacturing	0.1%
Lodging	0.1%
Total Corporate Bonds	98.8%
Investments of Collateral for Securities Loaned	0.4%
Total Investments	99.2%
Other Assets in excess of Liabilities	0.8%
Net Assets	100.0%

38 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCF Guggenheim BulletShares 2015 Corporate Bond ETF (continued)

% of Corporate
Credit Quality	Bonds
AAA	0.8%
AA	22.8%
A	50.4%
BBB	23.2%
BB	2.8%

Represents Standard & Poor’s rating as a percentage of corporate bonds. For securities not rated by Standard & Poor’s Rating Group, the ratings by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Corporate
Country Breakdown	Bonds
United States	76.5%
United Kingdom	6.3%
Canada	5.4%
Netherlands	2.9%
France	2.5%
Luxembourg	1.7%
Switzerland	1.4%
Japan	1.2%
Spain	1.0%
Germany	0.7%
Cayman Islands	0.4%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of corporate bonds. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. 3-5 Year Corporate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. 3-5 Year Corporate Bond Index is designed to measure the performance of the short term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 3 years and less than 5 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Rating), and have $250 million or more of outstanding face value. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 39

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCG Guggenheim BulletShares 2016 Corporate Bond ETF

Fund Statistics
Share Price	$21.70
Net Asset Value	$21.66
Premium/Discount to NAV	0.18%
Net Assets ($000)	$116,979

Total Returns
		Since
	One	Inception
(Inception 6/07/10)	Year	(Annualized)
Guggenheim BulletShares 2016
Corporate Bond ETF
NAV	4.10%	6.64%
Market	3.78%	6.73%
BulletShares® USD
Corporate Bond 2016 Index	4.79%	7.28%
Barclays Capital U.S. 5-7 Year
Corporate Bond Index	6.91%	8.59%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.13 per share for share price returns or initial net asset value (NAV) of $20.13 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.24% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	32.4%
Diversified Financial Services	11.4%
Telecommunications	7.0%
Oil & Gas	5.2%
Retail	4.0%
Media	3.9%
Pharmaceuticals	3.7%
Computers	2.3%
Beverages	2.2%
Food	2.2%
Health Care Services	1.8%
Insurance	1.6%
Aerospace & Defense	1.4%
Semiconductors	1.4%
Biotechnology	1.4%
Software	1.4%
Chemicals	1.4%
Health Care Products	1.4%
Agriculture	1.3%
Auto Manufacturers	1.2%
Building Materials	1.1%
Pipelines	1.0%
Real Estate Investment Trusts	0.9%
Gas	0.9%
Electronics	0.8%
Internet	0.7%
Office & Business Equipment	0.7%
Cosmetics & Personal Care	0.6%
Iron & Steel	0.5%
Machinery - Construction & Mining	0.5%
Advertising	0.4%
Mining	0.4%
Miscellaneous Manufacturing	0.3%
Electric	0.3%
Transportation	0.3%
Commercial Services	0.3%
Auto Parts & Equipment	0.3%
Savings & Loans	0.1%
Environmental Control	0.0%*
Lodging	0.0%*
Total Corporate Bonds	98.7%
Investments of Collateral for Securities Loaned	0.5%
Total Investments	99.2%
Other Assets in excess of Liabilities	0.8%
Net Assets	100.0%
*Less than 0.1%

40 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCG Guggenheim BulletShares 2016 Corporate Bond ETF (continued)

% of Corporate
Credit Quality	Bonds
AAA	0.3%
AA	14.5%
A	56.4%
BBB	28.1%
BB	0.7%

Represents Standard & Poor’s rating as a percentage of corporate bonds. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Corporate
Country Breakdown	Bonds
United States	82.8%
United Kingdom	6.1%
Canada	3.6%
France	2.1%
Japan	1.3%
Germany	1.0%
Switzerland	0.6%
Luxembourg	0.5%
Netherlands	0.5%
Cayman Islands	0.5%
Norway	0.4%
Sweden	0.4%
Bermuda	0.1%
Spain	0.1%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. 5-7 Year Corporate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. 5-7 Year Corporate Bond Index includes publicly issued U.S. dollar-denominated investment-grade corporate issues that have a remaining maturity of greater than or equal to 5 years and less than 7 years. This index is unmanaged and it is not possible to invest directly in this index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 41

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCH Guggenheim BulletShares 2017 Corporate Bond ETF

Fund Statistics
Share Price	$21.93
Net Asset Value	$21.90
Premium/Discount to NAV	0.14%
Net Assets ($000)	$114,965

Total Returns
		Since
	One	Inception
(Inception 6/07/10)	Year	(Annualized)
Guggenheim BulletShares 2017
Corporate Bond ETF
NAV	4.76%	7.56%
Market	4.74%	7.62%
BulletShares® USD
Corporate Bond 2017 Index	5.36%	8.25%
Barclays Capital U.S. 5-7 Year
Corporate Bond Index	6.91%	8.59%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.19 per share for share price returns or initial net asset value (NAV) of $20.19 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.24% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	34.9%
Diversified Financial Services	12.5%
Oil & Gas	5.7%
Retail	4.6%
Pharmaceuticals	4.2%
Media	4.0%
Telecommunications	3.3%
Insurance	3.3%
Computers	3.1%
Real Estate Investment Trusts	2.5%
Miscellaneous Manufacturing	2.5%
Food	2.0%
Electric	1.7%
Beverages	1.5%
Pipelines	1.4%
Health Care Products	1.2%
Office & Business Equipment	1.2%
Chemicals	1.2%
Mining	1.1%
Transportation	0.9%
Agriculture	0.8%
Household Products & Housewares	0.8%
Biotechnology	0.6%
Health Care Services	0.6%
Aerospace & Defense	0.5%
Electronics	0.5%
Water	0.5%
Iron & Steel	0.5%
Auto Manufacturers	0.4%
Software	0.4%
Oil & Gas Services	0.1%
Total Corporate Bonds	98.5%
Investments of Collateral for Securities Loaned	0.2%
Total Investments	98.7%
Other Assets in excess of Liabilities	1.3%
Net Assets	100.0%

42 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCH Guggenheim BulletShares 2017 Corporate Bond ETF (continued)

% of Corporate
Credit Quality	Bonds
AAA	0.8%
AA	16.6%
A	48.5%
BBB	32.0%
BB	2.1%

Represents Standard & Poor’s rating as a percentage of corporate bonds. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Corporate
Country Breakdown	Bonds
United States	85.8%
United Kingdom	3.6%
Canada	3.0%
Germany	1.8%
Netherlands	1.6%
Switzerland	1.4%
Luxembourg	1.0%
Norway	0.5%
Sweden	0.5%
France	0.4%
Spain	0.4%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of corporate bonds. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. 5-7 Year Corporate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. 5-7 Year Corporate Bond Index includes publicly issued U.S. dollar-denominated investment-grade corporate issues that have a remaining maturity of greater than or equal to 5 years and less than 7 years. This index is unmanaged and it is not possible to invest directly in this index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 43

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCI Guggenheim BulletShares 2018 Corporate Bond ETF

Fund Statistics
Share Price	$20.13
Net Asset Value	$20.04
Premium/Discount to NAV	0.45%
Net Assets ($000)	$6,011

Total Returns
Since
(Inception 3/28/12)	Inception
Guggenheim BulletShares 2018
Corporate Bond ETF
NAV	0.44%
Market	0.89%
BulletShares USD
Corporate Bond 2018 Index	0.88%
Barclays Capital U.S. 5-7 Year
Corporate Bond Index	1.14%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $19.98 per share for share price returns or initial net asset value (NAV) of $19.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.24% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	16.9%
Telecommunications	12.5%
Diversified Financial Services	10.9%
Insurance	7.3%
Electric	6.2%
Chemicals	4.9%
Pharmaceuticals	4.0%
Agriculture	3.8%
Real Estate Investment Trusts	3.7%
Food	3.1%
Retail	2.9%
Oil & Gas	2.6%
Transportation	2.4%
Electronics	2.4%
Computers	2.4%
Beverages	2.2%
Software	2.2%
Oil & Gas Services	2.2%
Health Care Services	2.0%
Media	1.5%
Pipelines	1.2%
Total Investments	97.3%
Other Assets in excess of Liabilities	2.7%
Net Assets	100.0%

% of Corporate
Credit Quality	Bonds
AAA	2.1%
AA	4.4%
A	63.6%
BBB	27.2%
BB	2.7%

Represents Standard & Poor’s rating as a percentage of corporate bonds. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

44 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCI Guggenheim BulletShares 2018 Corporate Bond ETF (continued)

% of Corporate
Country Breakdown	Bonds
United States	84.3%
Canada	4.5%
United Kingdom	3.9%
Switzerland	3.7%
Netherlands	2.4%
Cayman Islands	1.2%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of corporate bonds. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. 5-7 Year Corporate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. 5-7 Year Corporate Bond Index includes publicly issued U.S. dollar-denominated investment-grade corporate issues that have a remaining maturity of greater than or equal to 5 years and less than 7 years. This index is unmanaged and it is not possible to invest directly in this index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 45

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCJ Guggenheim BulletShares 2019 Corporate Bond ETF

Fund Statistics
Share Price	$20.14
Net Asset Value	$20.27
Premium/Discount to NAV	-0.64%
Net Assets ($000)	$9,119

Total Returns
Since
(Inception 3/28/12)	Inception
Guggenheim BulletShares 2019
Corporate Bond ETF
NAV	1.71%
Market	1.06%
BulletShares USD
Corporate Bond 2019 Index	2.06%
Barclays Capital U.S. 5-7 Year
Corporate Bond Index	1.14%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $19.97 per share for share price returns or initial net asset value (NAV) of $19.97 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.24% is expressed as a unitary fee and covers all expenses of the Fund, except for except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	14.4%
Oil & Gas	13.3%
Telecommunications	7.9%
Diversified Financial Services	6.4%
Insurance	5.6%
Beverages	4.9%
Media	4.9%
Aerospace & Defense	4.7%
Electric	4.1%
Pharmaceuticals	4.1%
Agriculture	3.6%
Software	3.3%
Real Estate Investment Trusts	2.8%
Chemicals	2.6%
Forest Products & Paper	2.2%
Oil & Gas Services	1.4%
Retail	1.4%
Food	1.3%
Transportation	1.3%
Electronics	1.3%
Health Care Products	1.3%
Environmental Control	1.3%
Mining	1.2%
Cosmetics & Personal Care	1.0%
Pipelines	0.9%
Total Investments	97.2%
Other Assets in excess of Liabilities	2.8%
Net Assets	100.0%

% of Corporate
Credit Quality	Bonds
AAA	1.3%
AA	13.1%
A	47.6%
BBB	37.1%
BB	0.9%

Represents Standard & Poor’s rating as a percentage of corporate bonds. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

46 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCJ Guggenheim BulletShares 2019 Corporate Bond ETF (continued)

% of Corporate
Country Breakdown	Bonds
United States	83.0%
United Kingdom	5.2%
Canada	3.7%
Netherlands	2.0%
Bermuda	1.5%
France	1.3%
Switzerland	1.3%
Luxembourg	1.1%
Finland	0.9%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of corporate bonds. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. 5-7 Year Corporate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. 5-7 Year Corporate Bond Index includes publicly issued U.S. dollar-denominated investment-grade corporate issues that have a remaining maturity of greater than or equal to 5 years and less than 7 years. This index is unmanaged and it is not possible to invest directly in this index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 47

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCK Guggenheim BulletShares 2020 Corporate Bond ETF

Fund Statistics
Share Price	$20.32
Net Asset Value	$20.33
Premium/Discount to NAV	-0.05%
Net Assets ($000)	$9,148

Total Returns
Since
(Inception 3/28/12)	Inception
Guggenheim BulletShares 2020
Corporate Bond ETF
NAV	1.93%
Market	1.88%
BulletShares® USD
Corporate Bond 2020 Index	2.40%
Barclays Capital U.S. 5-7 Year
Corporate Bond Index	1.14%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $19.99 per share for share price returns or initial net asset value (NAV) of $19.99 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.24% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	25.0%
Beverages	7.6%
Oil & Gas	6.9%
Media	6.9%
Diversified Financial Services	6.8%
Retail	5.4%
Aerospace & Defense	4.4%
Food	3.8%
Real Estate Investment Trusts	3.5%
Pipelines	3.1%
Chemicals	3.0%
Telecommunications	2.8%
Agriculture	2.6%
Insurance	2.5%
Health Care Products	2.4%
Biotechnology	1.9%
Electric	1.8%
Mining	1.4%
Pharmaceuticals	1.2%
Software	1.2%
Oil & Gas Services	1.2%
Internet	1.1%
Computers	1.1%
Total Investments	97.6%
Other Assets in excess of Liabilities	2.4%
Net Assets	100.0%

% of Corporate
Credit Quality	Bonds
AA	13.3%
A	51.8%
BBB	34.9%

Represents Standard & Poor’s rating as a percentage of corporate bonds. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

48 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSCK Guggenheim BulletShares 2020 Corporate Bond ETF (continued)

% of Corporate
Country Breakdown	Bonds
United States	82.1%
United Kingdom	5.9%
Switzerland	4.7%
Netherlands	2.0%
France	1.9%
Cayman Island	1.3%
Bermuda	1.2%
Spain	0.9%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of corporate bonds. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. 5-7 Year Corporate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. 5-7 Year Corporate Bond Index includes publicly issued U.S. dollar-denominated investment-grade corporate issues that have a remaining maturity of greater than or equal to 5 years and less than 7 years. This index is unmanaged and it is not possible to invest directly in this index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 49

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJC Guggenheim BulletShares 2012 High Yield Corporate Bond ETF

Fund Statistics
Share Price	$25.29
Net Asset Value	$25.42
Premium/Discount to NAV	-0.51%
Net Assets ($000)	$71,179

Total Returns
		Since
	One	Inception
(Inception 1/25/11)	Year	(Annualized)
Guggenheim BulletShares 2012
High Yield Corporate Bond ETF
NAV	3.27%	4.11%
Market	2.08%	3.70%
BulletShares® USD High Yield
Corporate Bond 2012 Index	2.84%	4.01%
Barclays Capital U.S. Corporate
High Yield Index	4.14%	6.13%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.42% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Media	8.8%
Diversified Financial Services	8.4%
Health Care Products	8.3%
Banks	6.6%
Retail	5.0%
Pipelines	3.9%
Lodging	3.1%
Computers	3.0%
Health Care Services	3.0%
Office & Business Equipment	2.6%
Household Products & Housewares	2.3%
Leisure Time	2.1%
Environmental Control	1.9%
Oil & Gas	1.9%
Airlines	1.6%
Aerospace & Defense	1.5%
Packaging & Containers	1.5%
Chemicals	1.5%
Commercial Services	1.4%
Telecommunications	1.3%
Home Builders	1.1%
Forest Products & Paper	1.1%
Iron & Steel	0.7%
Real Estate	0.7%
Building Materials	0.7%
Food	0.7%
Software	0.4%
Total Corporate Bonds	75.1%
U.S. Treasury Securities	20.0%
Investments of Collateral for Securities Loaned	1.2%
Total Investments	96.3%
Other Assets in excess of Liabilities	3.7%
Net Assets	100.0%

50 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJC Guggenheim BulletShares 2012 High Yield Corporate Bond ETF (continued)

% of Corporate
Credit Quality	Bonds
BBB	0.4%
BB	23.6%
B	60.3%
CCC	14.9%
NR	0.8%

Represents Standard & Poor’s rating as a percentage of corporate bonds. For securities not rated by Standard & Poor’s Rating Group, the ratings by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Corporate
Country Breakdown	Bonds
United States	96.4%
Canada	2.2%
Austria	1.4%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of corporate bonds. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. Corporate High Yield Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed may be worth more or less than their original investment

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 51

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJD Guggenheim BulletShares 2013 High Yield Corporate Bond ETF

Fund Statistics
Share Price	$25.50
Net Asset Value	$25.40
Premium/Discount to NAV	0.39%
Net Assets ($000)	$144,787

Total Returns
		Since
	One	Inception
(Inception 1/25/11)	Year	(Annualized)
Guggenheim BulletShares 2013
High Yield Corporate Bond ETF
NAV	3.30%	4.86%
Market	3.24%	5.14%
BulletShares® USD High Yield
Corporate Bond 2013 Index	3.22%	4.93%
Barclays Capital U.S. Corporate
High Yield Index	4.14%	6.13%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.13 per share for share price returns or initial net asset value (NAV) of $25.13 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.42% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Telecommunications	11.4%
Lodging	10.4%
Media	8.6%
Oil & Gas	8.4%
Retail	5.5%
Entertainment	5.2%
Health Care Services	3.5%
Diversified Financial Services	3.1%
Packaging & Containers	3.0%
Mining	2.6%
Real Estate	2.5%
Electric	2.4%
Commercial Services	2.3%
Machinery-Diversified	2.3%
Real Estate Investment Trusts	2.2%
Aerospace & Defense	2.1%
Pipelines	2.0%
Coal	1.8%
Banks	1.8%
Food	1.6%
Holding Companies-Diversified	1.6%
Chemicals	1.5%
Software	1.2%
Gas	1.2%
Leisure Time	1.0%
Transportation	0.9%
Airlines	0.8%
Internet	0.8%
Savings & Loans	0.8%
Advertising	0.7%
Beverages	0.7%
Household Products & Housewares	0.6%
Apparel	0.5%
Forest Products & Paper	0.5%
Semiconductors	0.4%
Machinery-Construction & Mining	0.4%
Miscellaneous Manufacturing	0.4%
Auto Parts & Equipment	0.3%
Oil & Gas Services	0.2%
Iron & Steel	0.1%
Total Corporate Bonds	97.3%
Exchange Traded Fund	0.4%
Investments of Collateral for Securities Loaned	1.4%
Total Investments	99.1%
Other Assets in excess of Liabilities	0.9%
Net Assets	100.0%

52 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJD Guggenheim BulletShares 2013 High Yield Corporate Bond ETF (continued)

% of Long-Term
Credit Quality	Investments
BBB	2.9%
BB	50.1%
B	45.7%
CCC	0.9%
Exchange Traded Fund	0.4%

Represents Standard & Poor’s rating as a percentage of long-term investments. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Long-Term
Country Breakdown	Investments
United States	89.8%
Canada	7.7%
United Kingdom	1.3%
Bermuda	1.0%
France	0.2%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. Corporate High Yield Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed may be worth more or less than their original investment

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 53

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJE Guggenheim BulletShares 2014 High Yield Corporate Bond ETF

Fund Statistics
Share Price	$25.62
Net Asset Value	$25.64
Premium/Discount to NAV	-0.08%
Net Assets ($000)	$102,560

Total Returns
		Since
	One	Inception
(Inception 1/25/11)	Year	(Annualized)
Guggenheim BulletShares 2014
High Yield Corporate Bond ETF
NAV	4.97%	6.57%
Market	4.41%	6.49%
BulletShares® USD High Yield
Corporate Bond 2014 Index	5.55%	6.18%
Barclays Capital U.S. Corporate
High Yield Index	4.14%	6.13%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.06 per share for share price returns or initial net asset value (NAV) of $25.06 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.42% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Oil & Gas	7.9%
Health Care Services	7.8%
Banks	6.8%
Commercial Services	5.9%
Entertainment	4.9%
Telecommunications	4.1%
Lodging	4.0%
Semiconductors	3.7%
Retail	3.6%
Aerospace & Defense	3.6%
Media	3.5%
Pipelines	3.3%
Chemicals	3.2%
Internet	2.2%
Household Products & Housewares	2.2%
Beverages	2.2%
Forest Products & Paper	2.1%
Real Estate	2.0%
Food	1.8%
Electric	1.7%
Real Estate Investments Trusts	1.7%
Software	1.5%
Miscellaneous Manufacturing	1.5%
Electronics	1.5%
Mining	1.5%
Auto Parts & Equipment	1.4%
Home Builders	1.4%
Advertising	1.4%
Insurance	1.1%
Machinery - Diversified	1.1%
Pharmaceuticals	1.1%
Computers	1.0%
Packaging & Containers	1.0%
Health Care Products	0.8%
Airlines	0.7%
Metal Fabricate & Hardware	0.6%
Home Furnishings	0.5%
Diversified Financial Services	0.3%
Coal	0.3%
Oil & Gas Services	0.2%
Holding Companies-Diversified	0.0%*
Total Corporate Bonds	97.1%
Exchange Traded Fund	0.2%
Total Long-Term Investments	97.3%
Investments of Collateral for Securities Loaned	1.7%
Total Investments	99.0%
Other Assets in excess of Liabilities	1.0%
Net Assets	100.0%
*Less than 0.1%

54 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJE Guggenheim BulletShares 2014 High Yield Corporate Bond ETF (continued)

% of Long-Term
Credit Quality	Investments
BBB	0.9%
BB	47.5%
B	46.6%
CCC	4.8%
Exchange Traded Fund	0.2%

Represents Standard & Poor’s rating as a percentage of long-term investments. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Long-Term
Country Breakdown	Investments
United States	92.9%
United Kingdom	2.5%
Jersey	2.0%
Netherlands	1.5%
Canada	0.8%
Bermuda	0.3%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. High Yield Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 55

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJF Guggenheim BulletShares 2015 High Yield Corporate Bond ETF

Fund Statistics
Share Price	$25.48
Net Asset Value	$25.41
Premium/Discount to NAV	0.28%
Net Assets ($000)	$195,681

Total Returns
		Since
	One	Inception
(Inception 1/25/11)	Year	(Annualized)
Guggenheim BulletShares 2015
High Yield Corporate Bond ETF
NAV	4.18%	5.59%
Market	3.90%	5.77%
BulletShares® USD High Yield
Corporate Bond 2015 Index	3.21%	4.96%
Barclays Capital U.S. Corporate
High Yield Index	4.14%	6.13%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.21 per share for share price returns or initial net asset value (NAV) of $25.21 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.42% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Oil & Gas	10.6%
Telecommunications	10.2%
Media	6.5%
Banks	5.7%
Health Care Services	5.2%
Packaging & Containers	4.5%
Diversified Financial Services	4.2%
Pharmaceuticals	3.8%
Mining	3.7%
Aerospace & Defense	3.3%
Iron & Steel	3.1%
Home Builders	3.1%
Lodging	3.0%
Retail	3.0%
Chemicals	2.5%
Food	2.4%
Commercial Services	2.1%
Holding Companies-Diversified	1.9%
Coal	1.9%
Airlines	1.7%
Auto Parts & Equipment	1.7%
Real Estate Investment Trusts	1.4%
Internet	1.3%
Pipelines	1.2%
Software	1.1%
Health Care Products	1.1%
Electric	1.0%
Insurance	1.0%
Agriculture	0.8%
Building Materials	0.7%
Apparel	0.6%
Metal Fabricate & Hardware	0.6%
Forest Products & Paper	0.6%
Savings & Loan	0.5%
Computers	0.4%
Cosmetics & Personal Care	0.3%
Electrical Components & Equipment	0.3%
Oil & Gas Services	0.3%
Entertainment	0.3%
Advertising	0.2%
Housewares	0.1%
Total Corporate Bonds	97.9%
Investments of Collateral for Securities Loaned	3.3%
Total Investments	101.2%
Liabilities in excess of Other Assets	-1.2%
Net Assets	100.0%

56 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJF Guggenheim BulletShares 2015 High Yield Corporate Bond ETF (continued)

% of Corporate
Credit Quality	Bonds
BBB	1.3%
BB	42.9%
B	42.4%
CCC	13.4%

Represents Standard & Poor’s rating as a percentage of corporate bonds. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Corporate
Country Breakdown	Bonds
United States	94.6%
Canada	4.6%
United Kingdom	0.8%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of corporate bonds. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. Corporate High Yield Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 57

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJG Guggenheim BulletShares 2016 High Yield Corporate Bond ETF

Fund Statistics
Share Price	$24.90
Net Asset Value	$24.83
Premium/Discount to NAV	0.28%
Net Assets ($000)	$7,448

Total Returns
Since
(Inception 4/25/12)	Inception
Guggenheim BulletShares 2016 High Yield
Corporate Bond ETF
NAV	-0.64%
Market	-0.36%
BulletShares® USD High Yield Corporate
Bond 2016 Index	-0.42%
Barclays Capital U.S. Corporate High Yield Index	-0.57%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.99 per share for share price returns or initial net asset value (NAV) of $24.99 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.42% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Lodging	10.2%
Telecommunications	8.0%
Media	7.9%
Diversified Financial Services	6.5%
Oil & Gas	6.3%
Building Materials	5.3%
Iron & Steel	3.9%
Electric	3.7%
Health Care Products	3.4%
Agriculture	3.3%
Home Builders	3.2%
Packaging & Containers	3.0%
Pharmaceuticals	2.8%
Commercial Services	2.8%
Food	2.8%
Software	2.4%
Health Care Services	2.2%
Beverages	1.5%
Coal	1.5%
Textiles	1.5%
Machinery - Diversified	1.5%
Distribution & Wholesale	1.4%
Computers	1.4%
Household Products & Housewares	1.4%
Pipelines	1.4%
Gas	1.4%
Mining	1.4%
Forest Products & Paper	1.3%
Leisure Time	1.2%
Chemicals	1.2%
Real Estate Investment Trusts	1.2%
Internet	1.0%
Total Investments	98.0%
Other Assets in excess of Liabilities	2.0%
Net Assets	100.0%

58 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJG Guggenheim BulletShares 2016 High Yield Corporate Bond ETF (continued)

% of Total
Credit Quality	Investments
BBB	1.5%
BB	35.0%
B	56.1%
CCC	7.4%

Represents Standard & Poor’s rating as a percentage of total investments. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Total
Country Breakdown	Investments
United States	90.4%
Luxembourg	3.8%
Canada	2.8%
Ireland	1.5%
France	1.5%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. Corporate High Yield Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. Corporate High Yield Index measures the market of USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 59

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJH Guggenheim BulletShares 2017 High Yield Corporate Bond ETF

Fund Statistics
Share Price	$25.02
Net Asset Value	$24.91
Premium/Discount to NAV	0.44%
Net Assets ($000)	$7,474

Total Returns
Since
(Inception 4/25/12)	Inception
Guggenheim BulletShares 2017 High Yield
Corporate Bond ETF
NAV	-0.12%
Market	0.32%
BulletShares® USD High Yield Corporate Bond 2017 Index	-2.58%
Barclays Capital U.S. Corporate High Yield Index	-0.57%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.94 per share for share price returns or initial net asset value (NAV) of $24.94 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.42% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Oil & Gas	12.4%
Telecommunications	11.4%
Electric	10.2%
Retail	8.0%
Diversified Financial Services	7.3%
Commercial Services	5.7%
Metal Fabricate & Hardware	5.5%
Media	5.3%
Advertising	3.9%
Food	2.8%
Transportation	2.7%
Banks	2.6%
Electrical Components & Equipment	2.1%
Iron & Steel	2.0%
Machinery-Diversified	1.5%
Beverages	1.5%
Pipelines	1.5%
Health Care Services	1.5%
Miscellaneous Manufacturing	1.5%
Internet	1.5%
Aerospace & Defense	1.4%
Mining	1.4%
Lodging	1.4%
Auto Manufacturers	1.1%
Home Builders	1.0%
Pharmaceuticals	0.7%
Total Investments	97.9%
Other Assets in excess of Liabilities	2.1%
Net Assets	100.0%

60 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJH Guggenheim BulletShares 2017 High Yield Corporate Bond ETF (continued)

% of Total
Credit Quality	Investments
BB	56.4%
B	40.8%
CCC	2.8%

Represents Standard & Poor’s rating as a percentage of long-term investments. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Total
Country Breakdown	Investments
United States	87.9%
Netherlands	5.6%
United Kingdom	5.0%
Germany	1.5%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. Corporate High Yield Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. Corporate High Yield Index measures the market of USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 61

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJI Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Fund Statistics
Share Price	$24.73
Net Asset Value	$24.62
Premium/Discount to NAV	0.45%
Net Assets ($000)	$4,923

Total Returns
Since
(Inception 4/25/12)	Inception
Guggenheim BulletShares 2018 High Yield
Corporate Bond ETF
NAV	-1.40%
Market	-0.96%
BulletShares USD High Yield Corporate Bond 2018 Index	-1.10%
Barclays Capital U.S. Corporate High Yield Index	-0.57%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.97 per share for share price returns or initial net asset value (NAV) of $24.97 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.42% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Telecommunications	10.1%
Health Care Services	8.4%
Retail	8.0%
Media	6.5%
Oil & Gas	6.3%
Iron & Steel	4.8%
Lodging	4.5%
Miscellaneous Manufacturing	4.4%
Pharmaceuticals	4.2%
Banks	4.1%
Coal	4.1%
Commercial Services	4.0%
Household Products & Housewares	4.0%
Auto Parts & Equipment	2.2%
Transportation	2.2%
Semiconductors	2.2%
Pipelines	2.1%
Shipbuilding	2.1%
Building Materials	2.1%
Software	2.1%
Health Care Products	2.1%
Electric	2.0%
Chemicals	2.0%
Packaging & Containers	1.6%
Total Corporate Bonds	96.1%
Exchange Traded Fund	1.6%
Total Investments	97.7%
Other Assets in excess of Liabilities	2.3%
Net Assets	100.0%

62 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

BSJI Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (continued)

% of Total
Credit Quality	Investments
BB	44.9%
B	39.4%
CCC	11.8%
NR	2.3%
Exchange Traded Fund	1.6%

Represents Standard & Poor’s rating as a percentage of total investments. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Total
Country Breakdown	Investments
United States	94.9%
Luxembourg	2.8%
Canada	2.3%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. Corporate High Yield Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. Corporate High Yield Index measures the market of USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 63

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

GIY Guggenheim Enhanced Core Bond ETF

Fund Statistics
Share Price	$52.38
Net Asset Value	$52.57
Premium/Discount to NAV	-0.36%
Net Assets ($000)	$5,257

Total Returns
		Three	Since
	One	Years	Inception
(Inception 2/12/08)	Year	(Annualized)	(Annualized)
Guggenheim Enhanced
Core Bond ETF
NAV	6.33%	6.30%	5.26%
Market	5.98%	11.94%	5.24%
Barclays Capital U.S.
Aggregate Bond Index	7.12%	7.10%	6.07%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $50.00 per share for share price returns or initial net asset value (NAV) of $50.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.65%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.27% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.78%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.27% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.27%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Insurance	6.1%
Banks	5.9%
Media	2.1%
Pipelines	1.2%
Electric	1.0%
Biotechnology	0.9%
Oil & Gas	0.9%
Retail	0.9%
Building Materials	0.9%
Diversified Financial Services	0.9%
Total Corporate Bonds	20.8%
Mortgage Backed Securities	50.2%
U.S. Treasury Securities	2.5%
U.S. Government Agency Securities	9.0%
Total Long-Term Investments	82.5%
Money Market Fund	14.4%
Total Investments	96.9%
Other Assets in excess of Liabilities	3.1%
Net Assets	100.0%

% of Long-Term
Credit Quality	Investments
AA	14.0%
A	11.2%
BBB	14.0%
NR- Mortgage Backed securities	60.8%

Represents Standard & Poor’s rating as a percentage of long-term investments. For securities not rated by Standard & Poor’s Rating Group, the ratings by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

U. S. Treasury securities and U.S. Government Agency securities are not rated, but deemed to be equivalent to securities rated AA+.

64 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

GIY Guggenheim Enhanced Core Bond ETF (continued)

% of Long-Term
Maturity Breakdown	Investments
0-5 Years	19.8%
6-10 Years	14.5%
15-20 Years	0.2%
26-30 Years	65.5%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and maturity breakdown are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and collateralized mortgage-backed securities sectors. It is not possible to invest directly in the Barclays Capital U.S. Aggregate Bond Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 65

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

GSY Guggenheim Enhanced Short Duration Bond ETF

Fund Statistics
Share Price	$49.95
Net Asset Value	$49.92
Premium/Discount to NAV	0.06%
Net Assets ($000)	$159,732

Total Returns
		Three	Since
	One	Year	Inception
(Inception 2/12/08)	Year	(Annualized)	(Annualized)
Guggenheim Enhanced
Short Duration
Bond ETF
NAV	0.59%	0.21%	0.54%
Market	0.73%	0.23%	0.55%
Barclays Capital 1-3 Month
U.S. Treasury Bill Index	0.04%	0.11%	0.43%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $50.00 per share for share price returns or initial net asset value (NAV) of $50.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.03%. In the Financial Highlights section of the Annual Report, the Fund’s annualized net operating expense ratio was 0.26%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.56%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.27% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.27%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Banks	11.6%
Insurance	3.8%
Diversified Financial Services	3.5%
Transportation	2.1%
Office & Business Equipment	1.6%
Mining	1.6%
Advertising	1.5%
Electric	1.2%
Real Estate Investment Trusts	1.0%
Building Materials	1.0%
Media	0.7%
Oil & Gas	0.7%
Health Care Services	0.6%
Beverages	0.3%
Airlines	0.2%
Telecommunications	0.0%*
Total Corporate Bonds	31.4%
Commercial Paper	49.1%
U.S. Government Agency Securities	10.9%
U.S. Treasury Security	4.9%
Asset Backed Securities	4.2%
Collateralized Mortgage Obligations	1.0%
Exchange Traded Funds	0.6%
Municipal Bonds	0.4%
Money Market Fund	0.1%
Investments of Collateral for Securities Loaned	0.1%
Total Investments	102.7%
Liabilities in excess of Other Assets	-2.7%
Net Assets	100.0%

% of Total
Credit Quality	Investments
AAA	1.1%
AA	19.0%
A	66.6%
BBB	11.8%
BB	0.7%
B	0.0%*
Exchange Traded Funds	0.6%
Money Market Fund	0.1%
Investments of Collateral for Securities Loaned	0.1%

Represents Standard & Poor’s Rating Group rating as a percentage of total investments. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

U.S. Treasury securities and U.S. Government Agency securities are not rated, but deemed to be equivalent to securities rated AA+.

*Less than 0.1%

66 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

GSY Guggenheim Enhanced Short Duration Bond ETF (continued)

% of Total
Country Breakdown	Investments
United States	90.0%
United Kingdom	3.9%
Switzerland	1.4%
South Korea	1.0%
United Arab Emirates	1.0%
Jersey	0.9%
Bermuda	0.8%
Canada	0.6%
Cayman Islands	0.3%
Ireland	0.1%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and country breakdown are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. Barclays Capital U.S. 1-3 Month U.S. Treasury Bill Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. It is not possible to invest directly in the Barclays Capital 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 67

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

LVL Guggenheim S&P Global Dividend Opportunities Index ETF

Fund Statistics
Share Price	$12.10
Net Asset Value	$12.11
Premium/Discount to NAV	-0.08%
Net Assets ($000)	$51,360

Total Returns
		Three	Since
	One	Year	Inception
(Inception 6/25/07)	Year	(Annualized)	(Annualized)
Guggenheim S&P Global
Dividend Opportunities
Index ETF
NAV	-20.43%	7.16%	-8.58%
Market	-21.24%	8.09%	-8.59%
Benchmarks By Design
High Income Index/S&P
Global Dividend
Opportunities Index	-20.66%	7.07%	-7.79	%1
S&P Global Dividend
Opportunities Index	-20.66%	7.07%	N/A
MSCI World Index	-11.02%	8.96%	-3.90%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.71%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.65% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 1.05%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

1 The benchmark return reflects the blended return of the Benchmarks By Design High Income Index from 6/25/07 - 9/29/08 and the return of the S&P Global Dividend Opportunities Index, net of foreign withholding taxes, from 9/30/08 - 5/31/12.

Portfolio Breakdown	% of Net Assets
Financial	29.0%
Communications	26.4%
Consumer, Cyclical	10.7%
Utilities	9.1%
Consumer, Non-cyclical	7.9%
Industrial	7.2%
Basic Materials	5.9%
Technology	3.0%
Energy	0.2%
Total Common Stocks, Preferred Stocks and Income Trust	99.4%
Exchange Traded Fund	0.3%
Investments of Collateral for Securities Loaned	12.7%
Total Investments	112.4%
Liabilities in excess of Other Assets	-12.4%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
United States	29.1%
Germany	11.9%
Australia	9.1%
Netherlands	5.9%
France	5.0%
Spain	4.2%
Israel	3.6%
Singapore	3.3%
South Africa	3.2%
Cayman Islands	3.2%
Norway	3.1%
Taiwan	3.1%
Italy	2.8%
Turkey	2.8%
Sweden	2.6%
United Kingdom	2.5%
Czech Republic	1.9%
Finland	1.6%
Belgium	0.6%
Thailand	0.1%
Hong Kong	0.1%
Bermuda	0.1%
Canada	0.1%
Luxembourg	0.1%
Philippines	0.0%*
Brazil	0.0%*
Portugal	0.0%*
*Less than 0.1%

68 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

LVL Guggenheim S&P Global Dividend Opportunities Index ETF (continued)

% of Long-Term
Currency Denomination	Investments
United States Dollar	32.7%
Euro	32.0%
Australian Dollar	9.1%
All other currencies	26.2%

% of Long-Term
Top Ten Holdings	Investments
American Capital Agency Corp., REIT	3.8%
MFA Financial, Inc., REIT	3.6%
Capstead Mortgage Corp., REIT	3.6%
Prospect Capital Corp.	3.5%
Hatteras Financial Corp., REIT	3.5%
Apollo Investment Corp.	3.4%
RWE AG	3.4%
Chimera Investment Corp., REIT	3.3%
Annaly Capital Management, Inc., REIT	3.3%
ProSiebenSat.1 Media AG	3.3%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 69

OVERVIEW OF FUND EXPENSES (Unaudited)	May 31, 2012

As a shareholder of Guggenheim BulletShares 2012 Corporate Bond ETF; Guggenheim BulletShares 2013 Corporate Bond ETF; Guggenheim BulletShares 2014 Corporate Bond ETF; Guggenheim BulletShares 2015 Corporate Bond ETF; Guggenheim BulletShares 2016 Corporate Bond ETF; Guggenheim BulletShares 2017 Corporate Bond ETF; Guggenheim BulletShares 2018 Corporate Bond ETF; Guggenheim BulletShares 2019 Corporate Bond ETF; Guggenheim BulletShares 2020 Corporate Bond ETF; Guggenheim BulletShares 2012 High Yield Corporate Bond ETF; Guggenheim BulletShares 2013 High Yield Corporate Bond ETF; Guggenheim BulletShares 2014 High Yield Corporate Bond ETF; Guggenheim BulletShares 2015 High Yield Corporate Bond ETF; Guggenheim BulletShares 2016 High Yield Corporate Bond ETF; Guggenheim BulletShares 2017 High Yield Corporate Bond ETF; Guggenheim BulletShares 2018 High Yield Corporate Bond ETF; Guggenheim Enhanced Core Bond ETF; Guggenheim Enhanced Short Duration Bond ETF; or Guggenheim S&P Global Dividend Opportunities Index ETF you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended May 31, 2012.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Period Ended	Period1
	12/01/11	5/31/12	5/31/12	12/01/11-5/31/12
Guggenheim BulletShares 2012 Corporate Bond ETF
Actual	$1,000.00	$1,007.16	0.24%	$1.20
Hypothetical (5% annual return before expenses)	1,000.00	1,023.80	0.24%	1.21
Guggenheim BulletShares 2013 Corporate Bond ETF
Actual	1,000.00	1,017.96	0.24%	1.21
Hypothetical (5% annual return before expenses)	1,000.00	1,023.80	0.24%	1.21
Guggenheim BulletShares 2014 Corporate Bond ETF
Actual	1,000.00	1,025.89	0.24%	1.22
Hypothetical (5% annual return before expenses)	1,000.00	1,023.80	0.24%	1.21
Guggenheim BulletShares 2015 Corporate Bond ETF
Actual	1,000.00	1,041.67	0.24%	1.23
Hypothetical (5% annual return before expenses)	1,000.00	1,023.80	0.24%	1.21
Guggenheim BulletShares 2016 Corporate Bond ETF
Actual	1,000.00	1,052.42	0.24%	1.23
Hypothetical (5% annual return before expenses)	1,000.00	1,023.80	0.24%	1.21
Guggenheim BulletShares 2017 Corporate Bond ETF
Actual	1,000.00	1,062.61	0.24%	1.24
Hypothetical (5% annual return before expenses)	1,000.00	1,023.80	0.24%	1.21
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF
Actual	1,000.00	1,030.45	0.42%	2.13
Hypothetical (5% annual return before expenses)	1,000.00	1,022.90	0.42%	2.12
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF
Actual	1,000.00	1,046.56	0.42%	2.15
Hypothetical (5% annual return before expenses)	1,000.00	1,022.90	0.42%	2.12

70 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

OVERVIEW OF FUND EXPENSES (Unaudited) continued	May 31, 2012

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Period Ended	Period1
	12/01/11	05/31/12	05/31/12	12/01/11-5/31/12
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF
Actual	$1,000.00	$1,061.24	0.42%	$2.16
Hypothetical (5% annual return before expenses)	1,000.00	1,022.90	0.42%	2.12
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF
Actual	1,000.00	1,059.72	0.42%	2.16
Hypothetical (5% annual return before expenses)	1,000.00	1,022.90	0.42%	2.12
Guggenheim Enhanced Core Bond ETF2
Actual	1,000.00	1,033.53	0.27%	1.37
Hypothetical (5% annual return before expenses)	1,000.00	1,023.65	0.27%	1.37
Guggenheim Enhanced Short Duration Bond ETF2
Actual	1,000.00	1,007.49	0.27%	1.36
Hypothetical (5% annual return before expenses)	1,000.00	1,023.65	0.27%	1.37
Guggenheim S&P Global Dividend Opportunities Index ETF2
Actual	1,000.00	918.51	0.65%	3.12
Hypothetical (5% annual return before expenses)	1,000.00	1,021.75	0.65%	3.29

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Period Ended	Period3
	03/28/12	05/31/12	05/31/12	03/28/12-05/31/12
Guggenheim BulletShares 2018 Corporate Bond ETF
Actual	$1,000.00	$1,004.38	0.24%	$0.43
Hypothetical (5% annual return before expenses)5	1,000.00	1,023.80	0.24%	1.21
Guggenheim BulletShares 2019 Corporate Bond ETF
Actual	1,000.00	1,017.13	0.24%	0.43
Hypothetical (5% annual return before expenses)5	1,000.00	1,023.80	0.24%	1.21
Guggenheim BulletShares 2020 Corporate Bond ETF
Actual	1,000.00	1,019.26	0.24%	0.43
Hypothetical (5% annual return before expenses)5	1,000.00	1,023.80	0.24%	1.21

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Period Ended	Period4
	04/25/12	05/31/12	05/31/12	04/25/12-05/31/12
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF
Actual	$1,000.00	$993.60	0.42%	$0.42
Hypothetical (5% annual return before expenses)5	1,000.00	1,022.90	0.42%	2.12
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF
Actual	1,000.00	998.79	0.42%	0.42
Hypothetical (5% annual return before expenses)5	1,000.00	1,022.90	0.42%	2.12
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF
Actual	1,000.00	985.98	0.42%	0.42
Hypothetical (5% annual return before expenses)5	1,000.00	1,022.90	0.42%	2.12

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended May 31, 2012. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 183/366.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.
3
Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the period March 28, 2012 to May 31, 2012. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 65/366.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 71

OVERVIEW OF FUND EXPENSES (Unaudited) continued	May 31, 2012

4
Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the period April 25, 2012 to May 31, 2012. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 37/366.

5	Hypothetical expenses reflect ongoing expenses for a full six month period as opposed to the shorter since inception period. Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheimfunds.com.

72 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2012

BSCC Guggenheim BulletShares 2012 Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 99.3%
	Aerospace & Defense – 0.9%
$894,000	Boeing Co.	A	1.88%	11/20/2012	N/A	$900,027

	Agriculture – 0.7%
700,000	UST, LLC	BBB	6.63%	07/15/2012	N/A	704,670

	Banks – 37.2%
1,150,000	American Express Bank FSB, Series BKN1	BBB+	5.55%	10/17/2012	N/A	1,170,646
750,000	American Express Centurion Bank, Series BKNT	BBB+	5.55%	10/17/2012	N/A	763,466
950,000	Bank of America Corp.	A–	5.38%	09/11/2012	N/A	959,044
1,362,000	Bank of America Corp.	A–	4.88%	09/15/2012	N/A	1,374,897
1,883,000	Bank of New York Mellon Corp., Series MTN	A+	4.95%	11/01/2012	N/A	1,917,154
2,325,000	Barclays Bank PLC (United Kingdom)	A+	5.45%	09/12/2012	N/A	2,353,965
1,375,000	BB&T Corp., Series MTN	A–	3.85%	07/27/2012	N/A	1,381,278
875,000	BNP Paribas / BNP Paribas US Medium-Term Note Program, LLC, Series 2 (France)	AA–	2.13%	12/21/2012	N/A	877,843
1,048,000	Citigroup, Inc.	A–	5.50%	08/27/2012	N/A	1,058,426
1,648,000	Citigroup, Inc.	BBB+	5.63%	08/27/2012	N/A	1,663,303
2,831,000	Citigroup, Inc.	A–	5.30%	10/17/2012	N/A	2,873,527
2,970,000	Deutsche Bank AG (Germany)	A+	5.38%	10/12/2012	N/A	3,013,056
1,200,000	Goldman Sachs Group, Inc.	A–	3.63%	08/01/2012	N/A	1,205,284
2,368,000	Goldman Sachs Group, Inc.	A–	5.70%	09/01/2012	N/A	2,392,606
2,929,000	Goldman Sachs Group, Inc.	A–	5.45%	11/01/2012	N/A	2,976,242
2,262,000	HSBC Holdings PLC (United Kingdom)	A–	5.25%	12/12/2012	N/A	2,307,946
2,568,000	JPMorgan Chase & Co.	A	5.38%	10/01/2012	N/A	2,609,183
1,500,000	Morgan Stanley, Series GMTN	A–	5.75%	08/31/2012	N/A	1,513,431
900,000	Morgan Stanley, Series MTN	A–	5.25%	11/02/2012	N/A	910,761
300,000	Sumitomo Mitsui Banking Corp. (Japan)	A	8.00%	06/15/2012	N/A	300,471
217,000	SunTrust Banks, Inc.	BBB	5.25%	11/05/2012	N/A	220,907
700,000	Wells Fargo & Co.	A	5.13%	09/01/2012	N/A	707,456
3,131,000	Wells Fargo & Co.	A+	5.25%	10/23/2012	N/A	3,186,184
						37,737,076

	Beverages – 2.3%
1,357,000	Anheuser-Busch InBev Worldwide, Inc.	A	3.00%	10/15/2012	N/A	1,369,858
915,000	Bottling Group LLC	A	4.63%	11/15/2012	N/A	931,770
						2,301,628

	Building Materials – 0.5%
460,000	Masco Corp.	BBB–	5.88%	07/15/2012	N/A	461,424

	Chemicals – 1.0%
987,000	Dow Chemical Co.	BBB	6.00%	10/01/2012	N/A	1,002,716

	Commercial Services – 0.4%
360,000	Science Applications International Corp.	A–	6.25%	07/01/2012	N/A	361,454

	Computers – 3.7%
545,000	Hewlett-Packard Co.	BBB+	6.50%	07/01/2012	N/A	547,071
1,550,000	IBM International Group Capital, LLC	AA–	5.05%	10/22/2012	N/A	1,579,358
1,606,000	International Business Machines Corp.	AA–	4.75%	11/29/2012	N/A	1,642,307
						3,768,736

	Cosmetics & Personal Care – 1.1%
1,098,000	Procter & Gamble Co.	AA–	1.38%	08/01/2012	N/A	1,099,470

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 73

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCC Guggenheim BulletShares 2012 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value

	Diversified Financial Services – 25.0%
$2,673,000	Bear Stearns Cos., LLC, Series MTN	A	6.95%	08/10/2012	N/A	$2,703,694
400,000	BlackRock, Inc.	A+	2.25%	12/10/2012	N/A	403,594
700,000	Caterpillar Financial Services Corp., Series MTN	A	4.85%	12/07/2012	N/A	715,526
2,096,000	Countrywide Financial Corp., Series MTN(a)	A–	5.80%	06/07/2012	N/A	2,096,654
900,000	General Electric Capital Corp., Series MTN	AA+	4.25%	06/15/2012	N/A	900,894
4,084,000	General Electric Capital Corp., Series MTNA	AA+	6.00%	06/15/2012	N/A	4,090,841
1,835,000	General Electric Capital Corp.	AA+	3.50%	08/13/2012	N/A	1,845,606
4,974,000	General Electric Capital Corp., Series GMTN	AA+	5.25%	10/19/2012	N/A	5,063,064
800,000	HSBC Finance Corp.	A	5.90%	06/19/2012	N/A	801,468
1,435,000	HSBC Finance Corp.	A	6.38%	11/27/2012	N/A	1,471,328
1,075,000	John Deere Capital Corp., Series MTN	A	5.25%	10/01/2012	N/A	1,091,565
500,000	John Deere Capital Corp., Series MTN	A	4.95%	12/17/2012	N/A	511,980
3,051,000	Merrill Lynch & Co., Inc., Series MTN	A–	6.05%	08/15/2012	N/A	3,066,383
100,000	SLM Corp., Series MTN	BBB–	5.13%	08/27/2012	N/A	100,599
500,000	Wells Fargo Financial, Inc.(a)	A+	5.50%	08/01/2012	N/A	503,567
						25,366,763

	Electric – 3.9%
367,000	Alabama Power Co., Series 07-D	A	4.85%	12/15/2012	N/A	375,390
250,000	Carolina Power & Light Co.	BBB+	6.50%	07/15/2012	N/A	251,659
625,000	Dominion Resources, Inc.	A–	5.70%	09/17/2012	N/A	634,074
600,000	Duke Energy Ohio, Inc.	A–	5.70%	09/15/2012	N/A	608,625
100,000	Georgia Power Co., Series K	A	5.13%	11/15/2012	N/A	102,002
400,000	KCP&L Greater Missouri Operations Co.	BBB	11.88%	07/01/2012	N/A	402,893
460,000	MidAmerican Energy Holdings Co.	BBB+	5.88%	10/01/2012	N/A	467,772
360,000	Public Service Co. of Colorado, Series 10	A	7.88%	10/01/2012	N/A	368,537
762,000	Virginia Electric and Power Co.	A–	5.10%	11/30/2012	N/A	778,970
						3,989,922

	Environmental Control – 0.4%
440,000	Allied Waste North America, Inc.	BBB	6.88%	06/01/2017	N/A	455,420
	Food – 3.1%
648,000	General Mills, Inc.	BBB+	5.65%	09/10/2012	N/A	656,497
862,000	Kellogg Co.	BBB+	5.13%	12/03/2012	N/A	881,920
819,000	Kraft Foods, Inc.	NR	6.25%	06/01/2012	N/A	819,000
803,000	Safeway, Inc.	BBB	5.80%	08/15/2012	N/A	810,996
						3,168,413

	Health Care Products – 0.4%
450,000	Covidien International Finance SA (Luxembourg)	A	5.45%	10/15/2012	N/A	457,839

	Health Care Services – 0.9%
900,000	WellPoint, Inc.	A–	6.80%	08/01/2012	N/A	908,528

	Insurance – 1.6%
600,000	Berkshire Hathaway Finance Corp.(a)	AA+	5.13%	09/15/2012	N/A	607,879
498,000	Principal Life Income Funding Trusts, Series MTN	A	5.30%	12/14/2012	N/A	509,804
457,000	Prudential Financial, Inc., Series MTN	A	3.63%	09/17/2012	N/A	460,601
						1,578,284

See notes to financial statements.
74 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCC Guggenheim BulletShares 2012 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value

	Media – 3.5%
$1,300,000	COX Communications, Inc.	BBB	7.13%	10/01/2012	N/A	$1,326,543
1,284,000	Time Warner Cable, Inc.	BBB	5.40%	07/02/2012	N/A	1,288,250
900,000	Walt Disney Co.	A	4.70%	12/01/2012	N/A	918,699
						3,533,492

	Mining – 0.3%
260,000	Rio Tinto Alcan, Inc. (Canada)	A–	4.88%	09/15/2012	N/A	262,996

	Miscellaneous Manufacturing – 1.6%
700,000	3M Co., Series MTN	AA–	4.65%	12/15/2012	N/A	716,623
935,000	Tyco Electronics Group SA (Luxembourg)	BBB	6.00%	10/01/2012	N/A	951,119
						1,667,742

	Oil & Gas – 1.6%
1,082,000	ConocoPhillips	A	4.75%	10/15/2012	N/A	1,098,201
500,000	Petrohawk Energy Corp.	BBB+	7.88%	06/01/2015	06/01/13 @ 102	522,745
						1,620,946

	Pharmaceuticals – 4.4%
898,000	Abbott Laboratories	AA	5.15%	11/30/2012	N/A	918,377
2,079,000	AstraZeneca PLC (United Kingdom)	AA–	5.40%	09/15/2012	N/A	2,106,934
1,000,000	Express Scripts Holding Co.	BBB+	5.25%	06/15/2012	N/A	1,001,179
400,000	Johnson & Johnson	AAA	5.15%	08/15/2012	N/A	403,909
						4,430,399

	Pipelines – 1.8%
600,000	Enterprise Products Operating, LLC	BBB	4.60%	08/01/2012	N/A	603,758
690,000	Kinder Morgan Energy Partners, LP	BBB	5.85%	09/15/2012	N/A	698,284
500,000	Plains All American Pipeline LP/PAA Finance Corp.	BBB	4.25%	09/01/2012	N/A	503,555
						1,805,597

	Retail – 0.6%
650,000	Lowe’s Cos., Inc.	A–	5.60%	09/15/2012	N/A	658,535

	Savings & Loans – 0.7%
700,000	Golden West Financial Corp.	A+	4.75%	10/01/2012	N/A	708,961

	Telecommunications – 1.7%
470,000	ALLTEL Corp.	A–	7.00%	07/01/2012	N/A	472,197
500,000	BellSouth Corp.	A–	4.75%	11/15/2012	N/A	509,282
700,000	Qwest Communications International, Inc.	BB	8.00%	10/01/2015	10/01/12 @ 104	739,473
						1,720,952

	Total Corporate Bonds – 99.3%
	(Cost $100,660,576)					100,671,990

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 75

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCC Guggenheim BulletShares 2012 Corporate Bond ETF continued

Number
of Shares	Description	Value

	Investments of Collateral for Securities Loaned – 2.7%
2,725,800	BNY Mellon Securities Lending Overnight Fund, 0.2175% (b) (c)
	(Cost $2,725,800)	$2,725,800
	Total Investments – 102.0%
	(Cost $103,386,376)	103,397,790
	Liabilities in excess of Other Assets – (2.0%)	(2,049,946)
	Net Assets – 100.0%	$101,347,844

AG – Stock Corporation

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

PLC – Public Limited Company

SA – Corporation

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a) Security, or portion thereof, was on loan at May 31, 2012.

(b) At May 31, 2012, the total market value of the Fund’s securities on loan was $2,667,872 and the total market value of the collateral held by the Fund was $2,725,800.

(c) Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
76 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 98.7%
	Advertising – 0.2%
$200,000	Interpublic Group of Cos., Inc.	BB+	10.00%	07/15/2017	07/15/13 @ 105	$226,500

	Aerospace & Defense – 0.9%
500,000	Boeing Co.	A	5.13%	02/15/2013	N/A	515,555
719,000	General Dynamics Corp.	A	4.25%	05/15/2013	N/A	744,489
						1,260,044

	Agriculture – 1.8%
852,000	Altria Group, Inc.	BBB	8.50%	11/10/2013	N/A	941,737
1,225,000	Philip Morris International, Inc.	A	4.88%	05/16/2013	N/A	1,275,685
300,000	Reynolds American, Inc.	BBB–	7.25%	06/01/2013	N/A	318,432
						2,535,854

	Auto Manufacturers – 1.6%
1,409,000	Daimler Finance North America LLC	A–	6.50%	11/15/2013	N/A	1,517,492
700,000	Toyota Motor Credit Corp., Series MTN	AA–	1.38%	08/12/2013	N/A	706,891
						2,224,383

	Banks – 28.7%
925,000	American Express Bank FSB, Series BKNT	BBB+	5.50%	04/16/2013	N/A	961,192
450,000	Bank of America Corp.	A–	4.88%	01/15/2013	N/A	457,933
1,240,000	Bank of America Corp., Series MTN	A–	4.90%	05/01/2013	N/A	1,270,084
339,000	Bank of America Corp.	BBB+	4.75%	08/15/2013	N/A	347,986
500,000	Bank of Montreal (Canada)	A+	2.13%	06/28/2013	N/A	507,372
275,000	Bank of New York Mellon Corp., Series MTN	A+	4.50%	04/01/2013	N/A	283,832
839,000	Bank of New York Mellon Corp.	A+	5.13%	08/27/2013	N/A	884,821
1,178,000	Bank of Nova Scotia (Canada)	AA–	2.25%	01/22/2013	N/A	1,189,934
1,100,000	Bank of Nova Scotia (Canada)	AA–	2.38%	12/17/2013	N/A	1,127,182
200,000	Bank One Corp.	A–	5.25%	01/30/2013	N/A	205,869
1,200,000	Barclays Bank PLC (United Kingdom)	A+	2.50%	01/23/2013	N/A	1,209,461
500,000	BB&T Corp., Series MTN	A–	3.38%	09/25/2013	N/A	515,816
952,000	Canadian Imperial Bank of Commerce (Canada)	A+	1.45%	09/13/2013	N/A	961,862
2,851,000	Citigroup, Inc.	A–	5.50%	04/11/2013	N/A	2,928,399
600,000	Citigroup, Inc.	A–	5.85%	07/02/2013	N/A	622,600
1,590,000	Citigroup, Inc.	A–	6.50%	08/19/2013	N/A	1,669,643
1,352,000	Citigroup, Inc.	A–	6.00%	12/13/2013	N/A	1,420,142
2,269,000	Credit Suisse, Series MTN (Switzerland)	A+	5.00%	05/15/2013	N/A	2,345,561
1,200,000	Deutsche Bank AG (Germany)	A+	2.38%	01/11/2013	N/A	1,206,554
2,064,000	Deutsche Bank AG, Series GMTN (Germany)	A+	4.88%	05/20/2013	N/A	2,129,396
600,000	Fifth Third Bancorp	BBB	6.25%	05/01/2013	N/A	628,312
600,000	Goldman Sachs Group, Inc.(a)	A–	5.25%	04/01/2013	N/A	617,738
1,018,000	Goldman Sachs Group, Inc.	A–	4.75%	07/15/2013	N/A	1,046,193
1,836,000	Goldman Sachs Group, Inc.	A–	5.25%	10/15/2013	N/A	1,906,581
1,039,000	JPMorgan Chase & Co.	A–	5.75%	01/02/2013	N/A	1,066,613
1,589,000	JPMorgan Chase & Co.	A	4.75%	05/01/2013	N/A	1,639,487
400,000	JPMorgan Chase & Co., Series 2	A	1.65%	09/30/2013	N/A	403,287
339,000	KeyCorp, Series MTN	BBB+	6.50%	05/14/2013	N/A	356,058
1,618,000	Morgan Stanley	A–	5.30%	03/01/2013	N/A	1,650,659
557,000	Royal Bank of Canada, Series MTN (Canada)	AA–	2.10%	07/29/2013	N/A	566,295

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 77

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Banks continued
$200,000	Royal Bank of Scotland Group PLC (United Kingdom)	BB+	5.00%	11/12/2013	N/A	$200,262
789,000	Royal Bank of Scotland PLC, Series 2 (United Kingdom)	A	3.40%	08/23/2013	N/A	796,291
1,200,000	UBS AG, Series BKNT (Switzerland)	A	2.25%	08/12/2013	N/A	1,207,126
339,000	US Bancorp	A	2.00%	06/14/2013	N/A	343,965
650,000	US Bancorp, Series MTN	A	1.38%	09/13/2013	08/13/13 @ 100	656,034
325,000	US Bancorp, Series MTN	A	1.13%	10/30/2013	09/30/13 @ 100	327,297
1,970,000	Wachovia Corp., Series MTN	A+	5.50%	05/01/2013	N/A	2,054,222
300,000	Wachovia Corp., Series MTN	A+	5.70%	08/01/2013	N/A	316,115
1,488,000	Wells Fargo & Co.	A+	4.38%	01/31/2013	N/A	1,523,472
779,000	Wells Fargo & Co.	A	4.95%	10/16/2013	N/A	816,424
						40,368,070

	Beverages – 2.5%
469,000	Anheuser-Busch InBev Worldwide, Inc.	A	2.50%	03/26/2013	N/A	475,176
800,000	Coca-Cola Co.	A+	0.75%	11/15/2013	N/A	803,785
400,000	Coca-Cola HBC Finance BV (Netherlands)	A–	5.13%	09/17/2013	N/A	417,355
779,000	Diageo Capital PLC (United Kingdom)	A–	5.20%	01/30/2013	N/A	802,118
300,000	Diageo Finance BV (Netherlands)	A–	5.50%	04/01/2013	N/A	312,254
452,000	PepsiCo, Inc.	A–	4.65%	02/15/2013	N/A	465,432
300,000	PepsiCo, Inc.	A–	0.88%	10/25/2013	N/A	301,052
						3,577,172

	Building Materials – 0.3%
400,000	CRH America, Inc.	BBB+	5.30%	10/15/2013	N/A	417,952

	Chemicals – 1.0%
339,000	EI du Pont de Nemours & Co.	A	5.00%	07/15/2013	N/A	355,449
356,000	ICI Wilmington, Inc.	BBB+	5.63%	12/01/2013	N/A	376,181
410,000	PPG Industries, Inc.	BBB+	5.75%	03/15/2013	N/A	425,916
300,000	Praxair, Inc.	A	2.13%	06/14/2013	N/A	304,256
						1,461,802

	Commercial Services – 0.3%
400,000	Block Financial, LLC	BBB	7.88%	01/15/2013	N/A	414,760

	Computers – 4.9%
400,000	Computer Sciences Corp.	BBB	5.50%	03/15/2013	N/A	412,000
420,000	Dell, Inc.	A–	4.70%	04/15/2013	N/A	434,539
300,000	Dell, Inc.	A–	1.40%	09/10/2013	N/A	302,595
851,000	Hewlett-Packard Co.	BBB+	4.50%	03/01/2013	N/A	871,576
900,000	Hewlett-Packard Co.	BBB+	1.25%	09/13/2013	N/A	898,401
789,000	HP Enterprise Services, LLC, Series B	BBB+	6.00%	08/01/2013	N/A	831,650
400,000	International Business Machines Corp.	AA–	2.10%	05/06/2013	N/A	406,045
600,000	International Business Machines Corp., Series A	AA–	7.50%	06/15/2013	N/A	643,443
900,000	International Business Machines Corp.	AA–	1.00%	08/05/2013	N/A	905,742
1,150,000	International Business Machines Corp.	AA–	6.50%	10/15/2013	N/A	1,243,126
						6,949,117

	Diversified Financial Services – 17.5%
800,000	American Express Co.	BBB+	4.88%	07/15/2013	N/A	833,424
1,100,000	American Express Credit Corp., Series MTN	BBB+	5.88%	05/02/2013	N/A	1,148,715
1,330,000	American Express Credit Corp., Series C	BBB+	7.30%	08/20/2013	N/A	1,426,984
See notes to financial statements.
78 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Diversified Financial Services continued
$300,000	Boeing Capital Corp.	A	5.80%	01/15/2013	N/A	$309,731
300,000	Capital One Bank USA NA	BBB	6.50%	06/13/2013	N/A	314,113
339,000	Caterpillar Financial Services Corp., Series MTN	A	4.25%	02/08/2013	N/A	347,429
500,000	Caterpillar Financial Services Corp., Series MTN	A	6.20%	09/30/2013	N/A	536,386
500,000	Caterpillar Financial Services Corp.	A	1.55%	12/20/2013	N/A	507,115
579,000	CME Group, Inc.	AA–	5.40%	08/01/2013	N/A	610,045
839,000	Credit Suisse USA, Inc.	A+	5.50%	08/15/2013	N/A	878,346
1,000,000	Ford Motor Credit Co., LLC	BB+	7.00%	10/01/2013	N/A	1,070,055
1,139,000	General Electric Capital Corp.	AA+	2.80%	01/08/2013	N/A	1,153,771
1,690,000	General Electric Capital Corp., Series MTNA	AA+	5.45%	01/15/2013	N/A	1,740,306
1,489,000	General Electric Capital Corp.	AA+	4.80%	05/01/2013	N/A	1,543,478
1,352,000	General Electric Capital Corp.	AA+	1.88%	09/16/2013	N/A	1,366,990
800,000	General Electric Capital Corp., Series GMTN	AA+	5.40%	09/20/2013	N/A	845,678
839,000	HSBC Finance Corp.	A	4.75%	07/15/2013	N/A	864,484
400,000	International Lease Finance Corp.	BBB–	6.38%	03/25/2013	N/A	409,500
800,000	International Lease Finance Corp.	BBB–	5.88%	05/01/2013	N/A	816,000
1,000,000	International Lease Finance Corp., Series MTN	BBB–	5.63%	09/20/2013	N/A	1,018,750
800,000	International Lease Finance Corp., Series MTN	BBB–	6.63%	11/15/2013	N/A	822,000
600,000	John Deere Capital Corp.	A	5.10%	01/15/2013	N/A	616,903
500,000	John Deere Capital Corp., Series MTN	A	4.50%	04/03/2013	N/A	516,654
452,000	John Deere Capital Corp., Series MTN	A	4.90%	09/09/2013	N/A	475,725
350,000	MBNA Corp.	A–	6.13%	03/01/2013	N/A	361,031
1,401,000	Merrill Lynch & Co., Inc.	A–	5.45%	02/05/2013	N/A	1,429,217
900,000	Merrill Lynch & Co., Inc., Series MTN	A–	6.15%	04/25/2013	N/A	925,449
339,000	National Rural Utilities Cooperative Finance Corp.	A+	5.50%	07/01/2013	N/A	356,834
339,000	NYSE Euronext	A+	4.80%	06/28/2013	N/A	352,814
952,000	SLM Corp., Series MTNA	BBB–	5.00%	10/01/2013	N/A	976,990
						24,574,917

	Electric – 0.8%
339,000	Consolidated Edison Co. of New York, Inc., Series 02-B	A–	4.88%	02/01/2013	N/A	348,504
300,000	Georgia Power Co.	A	1.30%	09/15/2013	N/A	302,703
182,000	NiSource Finance Corp.	BBB–	6.15%	03/01/2013	N/A	188,595
300,000	Oncor Electric Delivery Co., LLC	A–	5.95%	09/01/2013	N/A	319,309
						1,159,111

	Electronics – 0.2%
300,000	Honeywell International, Inc.	A	4.25%	03/01/2013	N/A	308,532

	Food – 2.4%
500,000	General Mills, Inc.	BBB+	5.25%	08/15/2013	N/A	527,187
500,000	HJ Heinz Co.	BBB+	5.35%	07/15/2013	N/A	526,023
450,000	Kellogg Co.	BBB+	4.25%	03/06/2013	N/A	462,518
300,000	Kraft Foods, Inc.	BBB–	6.00%	02/11/2013	N/A	310,351
900,000	Kraft Foods, Inc.	BBB–	2.63%	05/08/2013	N/A	914,089
339,000	Kraft Foods, Inc.	BBB–	5.25%	10/01/2013	N/A	356,211
200,000	Kroger Co.	BBB	5.50%	02/01/2013	N/A	206,238
						3,302,617

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 79

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Health Care Products – 0.1%
$200,000	Covidien International Finance SA (Luxembourg)	A	1.88%	06/15/2013	N/A	$203,712

	Health Care Services – 0.2%
200,000	UnitedHealth Group, Inc.	A–	4.88%	02/15/2013	N/A	205,885

	Home Furnishings – 0.2%
200,000	Whirlpool Corp., Series MTN	BBB–	5.50%	03/01/2013	N/A	206,061

	Household Products & Housewares – 0.4%
250,000	Clorox Co.	BBB+	5.00%	03/01/2013	N/A	257,861
350,000	Kimberly-Clark Corp.	A	5.00%	08/15/2013	N/A	368,899
						626,760

	Housewares – 0.2%
200,000	Newell Rubbermaid, Inc.	BBB–	5.50%	04/15/2013	N/A	207,622

	Insurance – 5.3%
627,000	Aegon NV (Netherlands)	A–	4.75%	06/01/2013	N/A	646,621
1,039,000	Allstate Life Global Funding Trusts, Series MTN	A+	5.38%	04/30/2013	N/A	1,084,015
400,000	American International Group, Inc.	A–	4.25%	05/15/2013	N/A	408,215
400,000	Berkshire Hathaway Finance Corp.	AA+	4.50%	01/15/2013	N/A	409,906
452,000	Berkshire Hathaway Finance Corp.	AA+	4.60%	05/15/2013	N/A	469,675
839,000	Berkshire Hathaway Finance Corp.	AA+	5.00%	08/15/2013	N/A	881,199
500,000	Berkshire Hathaway Finance Corp.	AA+	4.63%	10/15/2013	N/A	526,247
600,000	Berkshire Hathaway, Inc., Series 0001	AA+	2.13%	02/11/2013	N/A	606,086
400,000	MetLife, Inc.	A–	5.00%	11/24/2013	N/A	423,637
400,000	Principal Life Income Funding Trusts, Series MTN	A	5.30%	04/24/2013	N/A	416,212
339,000	Prudential Financial, Inc., Series MTN	A	2.75%	01/14/2013	N/A	342,718
100,000	Prudential Financial, Inc., Series MTN	A	5.15%	01/15/2013	N/A	102,518
500,000	Prudential Financial, Inc., Series MTNB	A	4.50%	07/15/2013	N/A	518,239
600,000	Travelers Property Casualty Corp.	A	5.00%	03/15/2013	N/A	620,174
						7,455,462

	Iron & Steel – 0.6%
794,000	ArcelorMittal (Luxembourg)	BBB–	5.38%	06/01/2013	N/A	817,506

	Lodging – 0.5%
600,000	Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp.	BBB–	7.88%	11/01/2017	11/01/13 @ 104	657,000

	Machinery-Diversified – 0.3%
400,000	Roper Industries, Inc.	BBB	6.63%	08/15/2013	N/A	422,687

	Media – 2.6%
1,179,000	Comcast Cable Communications Holdings, Inc.	BBB+	8.38%	03/15/2013	N/A	1,246,829
600,000	COX Communications, Inc.	BBB	4.63%	06/01/2013	N/A	621,814
250,000	Thomson Reuters Corp. (Canada)	A–	5.95%	07/15/2013	N/A	263,233
652,000	Time Warner Cable, Inc.	BBB	6.20%	07/01/2013	N/A	688,489
839,000	Walt Disney Co.	A	4.50%	12/15/2013	N/A	887,879
						3,708,244

	Mining – 1.2%
375,000	Alcoa, Inc.	BBB–	6.00%	07/15/2013	N/A	395,271
519,000	Barrick Gold Financeco, LLC	A–	6.13%	09/15/2013	N/A	552,877
500,000	Rio Tinto Alcan, Inc. (Canada)	A–	4.50%	05/15/2013	N/A	516,248
200,000	Teck Resources Ltd. (Canada)	BBB	10.25%	05/15/2016	05/15/13 @ 105	226,064
						1,690,460

See notes to financial statements.
80 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Miscellaneous Manufacturing – 3.0%
$452,000	3M Co., Series MTN	AA–	4.38%	08/15/2013	N/A	$474,105
3,039,000	General Electric Co.	AA+	5.00%	02/01/2013	N/A	3,126,766
150,000	Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)	BBB+	6.00%	08/15/2013	N/A	158,897
369,000	Tyco International Finance SA (Switzerland)	A–	6.00%	11/15/2013	N/A	394,968
						4,154,736

	Oil & Gas – 3.3%
560,000	Apache Corp.	A–	5.25%	04/15/2013	N/A	581,481
1,755,000	BP Capital Markets PLC (United Kingdom)	A	5.25%	11/07/2013	N/A	1,861,572
350,000	ConocoPhillips Australia Funding Co.	A	5.50%	04/15/2013	N/A	364,330
380,000	EnCana Corp. (Canada)	BBB	4.75%	10/15/2013	N/A	397,725
300,000	Occidental Petroleum Corp.	A	1.45%	12/13/2013	N/A	304,128
889,000	Shell International Finance BV (Netherlands)	AA	1.88%	03/25/2013	N/A	900,087
279,000	Transocean, Inc. (Cayman Islands)	BBB–	5.25%	03/15/2013	N/A	286,866
						4,696,189

	Pharmaceuticals – 4.1%
600,000	Bristol-Myers Squibb Co.	A+	5.25%	08/15/2013	N/A	633,589
1,901,000	GlaxoSmithKline Capital, Inc.	A+	4.85%	05/15/2013	N/A	1,979,127
400,000	Johnson & Johnson	AAA	3.80%	05/15/2013	N/A	413,615
240,000	McKesson Corp.	A–	5.25%	03/01/2013	N/A	248,047
500,000	Merck & Co., Inc.(a)	AA	4.38%	02/15/2013	N/A	513,643
400,000	Merck & Co., Inc.	AA	5.30%	12/01/2013	N/A	428,811
1,126,000	Novartis Capital Corp.	AA–	1.90%	04/24/2013	N/A	1,141,034
400,000	Wyeth, LLC	AA	5.50%	03/15/2013	N/A	415,801
						5,773,667

	Pipelines – 0.7%
350,000	CenterPoint Energy Resources Corp., Series B	BBB+	7.88%	04/01/2013	N/A	369,698
200,000	Kinder Morgan Energy Partners, LP	BBB	5.00%	12/15/2013	N/A	210,530
400,000	Spectra Energy Capital, LLC	BBB	6.25%	02/15/2013	N/A	412,930
						993,158

	Real Estate Investment Trusts – 0.2%
200,000	Boston Properties, LP	A–	6.25%	01/15/2013	N/A	206,114

	Retail – 3.5%
200,000	Best Buy Co., Inc.	BBB–	6.75%	07/15/2013	N/A	209,158
789,000	Home Depot, Inc.	A–	5.25%	12/16/2013	N/A	843,920
500,000	McDonald’s Corp., Series MTN	A	4.30%	03/01/2013	N/A	514,215
550,000	Target Corp.	A+	4.00%	06/15/2013	N/A	569,067
939,000	Walgreen Co.	A	4.88%	08/01/2013	N/A	987,942
452,000	Wal-Mart Stores, Inc.	AA	4.25%	04/15/2013	N/A	467,258
712,000	Wal-Mart Stores, Inc.	AA	4.55%	05/01/2013	N/A	737,667
600,000	Wal-Mart Stores, Inc.	AA	0.75%	10/25/2013	N/A	601,566
						4,930,793

	Semiconductors – 0.2%
300,000	Texas Instruments, Inc.	A+	0.88%	05/15/2013	N/A	301,260

	Software – 1.1%
650,000	Microsoft Corp.	AAA	0.88%	09/27/2013	N/A	655,220
879,000	Oracle Corp.	A+	4.95%	04/15/2013	N/A	914,114
						1,569,334

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 81

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Telecommunications – 7.1%
$1,368,000	AT&T, Inc.	A–	4.95%	01/15/2013	N/A	$1,406,025
942,000	AT&T, Inc.	A–	6.70%	11/15/2013	N/A	1,026,280
600,000	British Telecommunications PLC (United Kingdom)	BBB	5.15%	01/15/2013	N/A	615,499
700,000	Cellco Partnership / Verizon Wireless Capital, LLC	A–	7.38%	11/15/2013	N/A	763,820
952,000	Deutsche Telekom International Finance BV (Netherlands)	BBB+	5.25%	07/22/2013	N/A	996,907
400,000	Deutsche Telekom International Finance BV (Netherlands)	BBB+	5.88%	08/20/2013	N/A	422,901
400,000	Qwest Communications International, Inc.	BB	7.13%	04/01/2018	04/01/13 @ 104	422,658
277,000	Telecom Italia Capital SA (Luxembourg)	BBB	5.25%	11/15/2013	N/A	276,307
400,000	Telefonica Emisiones SAU (Spain)	BBB	5.86%	02/04/2013	N/A	401,829
900,000	Telefonica Emisiones SAU (Spain)	BBB	2.58%	04/26/2013	N/A	887,882
200,000	Verizon Communications, Inc.	A–	4.35%	02/15/2013	N/A	205,212
957,000	Verizon Communications, Inc.	A–	5.25%	04/15/2013	N/A	994,877
400,000	Verizon Global Funding Corp.	A–	4.38%	06/01/2013	N/A	414,287
400,000	Verizon Virginia, Inc., Series A	A–	4.63%	03/15/2013	N/A	412,207
700,000	Vodafone Group PLC (United Kingdom)	A–	5.00%	12/16/2013	N/A	743,737
						9,990,428

	Transportation – 0.7%
992,000	United Parcel Service, Inc.	AA–	4.50%	01/15/2013	N/A	1,016,233

	Water – 0.1%
150,000	Veolia Environnement SA (France)	BBB+	5.25%	06/03/2013	N/A	155,088

	Total Corporate Bonds – 98.7%
	(Cost $138,254,227)					138,769,230

See notes to financial statements.
82 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF continued

Number
of Shares	Description	Value

	Investments of Collateral for Securities Loaned – 0.8%
1,168,880	BNY Mellon Securities Lending Overnight Fund, 0.2175%(b) (c)
	(Cost $1,168,880)	$1,168,880

	Total Investments – 99.5%
	(Cost $139,423,107)	139,938,110
	Other Assets in excess of Liabilities – 0.5%	650,479
	Net Assets – 100.0%	$140,588,589

AG – Stock Corporation

BV – Limited Liability Company

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

NV – Publicly Traded Company

PLC – Public Limited Company

SA – Corporation

SAU – Incorporated with Limited Liability

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a) Security, or portion thereof, was on loan at May 31, 2012.

(b) At May 31, 2012, the total market value of the Fund’s securities on loan was $1,140,901 and the total market value of the collateral held by the Fund was $1,168,880.

(c) Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 83

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCE Guggenheim BulletShares 2014 Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 98.7%
	Advertising – 0.7%
$600,000	WPP Finance (United Kingdom)	BBB	8.00%	09/15/2014	N/A	$681,603
333,000	WPP Finance 2010 (United Kingdom)(a)	BBB	4.75%	11/21/2021	N/A	351,030
						1,032,633

	Aerospace & Defense – 0.9%
200,000	Boeing Co.	A	5.00%	03/15/2014	N/A	215,644
733,000	General Dynamics Corp.	A	5.25%	02/01/2014	N/A	788,794
300,000	Raytheon Co.	A–	1.40%	12/15/2014	N/A	305,093
						1,309,531

	Agriculture – 0.8%
350,000	Altria Group, Inc.	BBB	7.75%	02/06/2014	N/A	388,321
627,000	Philip Morris International, Inc.	A	6.88%	03/17/2014	N/A	696,309
						1,084,630

	Auto Manufacturers – 0.8%
500,000	PACCAR, Inc.	A+	6.88%	02/15/2014	N/A	551,721
500,000	Toyota Motor Credit Corp.	AA–	1.25%	11/17/2014	N/A	504,340
						1,056,061

	Banks – 29.6%
700,000	Abbey National Treasury Services PLC (United Kingdom)	A	2.88%	04/25/2014	N/A	687,153
1,540,000	Bank of America Corp.	A–	7.38%	05/15/2014	N/A	1,662,324
500,000	Bank of America Corp.	A–	5.38%	06/15/2014	N/A	523,279
700,000	Bank of America Corp.	A–	5.13%	11/15/2014	N/A	727,063
500,000	Bank of Montreal, Series MTN (Canada)	A+	1.75%	04/29/2014	N/A	510,072
350,000	Bank of New York Mellon Corp.	A+	4.30%	05/15/2014	N/A	374,143
500,000	Bank of New York Mellon Corp., Series MTN	A+	1.70%	11/24/2014	10/25/14 @ 100	507,162
600,000	Barclays Bank PLC (United Kingdom)	A+	2.38%	01/13/2014	N/A	600,553
1,300,000	Barclays Bank PLC (United Kingdom)	A+	5.20%	07/10/2014	N/A	1,368,766
580,000	BB&T Corp.	A–	2.05%	04/28/2014	03/28/14 @ 100	592,068
300,000	BB&T Corp.	A–	5.70%	04/30/2014	N/A	326,739
775,000	BBVA US Senior SAU (Spain)	BBB+	3.25%	05/16/2014	N/A	744,035
614,000	Capital One Financial Corp.	BBB	7.38%	05/23/2014	N/A	675,936
150,000	Capital One Financial Corp.	BBB	2.13%	07/15/2014	N/A	151,219
987,000	Citigroup, Inc.	A–	5.13%	05/05/2014	N/A	1,034,964
1,232,000	Citigroup, Inc.	A–	6.38%	08/12/2014	N/A	1,321,963
2,676,000	Citigroup, Inc.	BBB+	5.00%	09/15/2014	N/A	2,737,588
1,268,000	Citigroup, Inc.	A–	5.50%	10/15/2014	N/A	1,340,848
600,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank (Netherlands)	AA	1.85%	01/10/2014	N/A	604,807
750,000	Credit Suisse New York (Switzerland)	A+	2.20%	01/14/2014	N/A	757,099
1,350,000	Credit Suisse New York (Switzerland)	A+	5.50%	05/01/2014	N/A	1,435,244
500,000	Deutsche Bank (Germany)	A+	3.88%	08/18/2014	N/A	520,522
758,000	Goldman Sachs Group, Inc.	A–	5.15%	01/15/2014	N/A	784,742
1,232,000	Goldman Sachs Group, Inc., Series MTN	A–	6.00%	05/01/2014	N/A	1,295,213
800,000	Goldman Sachs Group, Inc.	A–	5.00%	10/01/2014	N/A	829,926
450,000	Goldman Sachs Group, Inc.	A–	5.50%	11/15/2014	N/A	473,371
700,000	HSBC Bank USA	A	4.63%	04/01/2014	N/A	729,231
250,000	JPMorgan Chase & Co., Series MTN	A	5.38%	01/15/2014	N/A	266,063

See notes to financial statements.
84 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCE Guggenheim BulletShares 2014 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Banks continued
$700,000	JPMorgan Chase & Co., Series MTN	A	2.05%	01/24/2014	N/A	$704,598
500,000	JPMorgan Chase & Co.	A–	4.88%	03/15/2014	N/A	520,791
1,233,000	JPMorgan Chase & Co.	A	4.65%	06/01/2014	N/A	1,305,553
1,068,000	JPMorgan Chase & Co.	A–	5.13%	09/15/2014	N/A	1,119,459
250,000	KeyBank NA, Series BKNT	BBB+	5.80%	07/01/2014	N/A	269,764
700,000	Morgan Stanley	A–	2.88%	01/24/2014	N/A	683,831
1,636,000	Morgan Stanley	BBB+	4.75%	04/01/2014	N/A	1,615,128
1,000,000	Morgan Stanley	A–	6.00%	05/13/2014	N/A	1,017,835
550,000	Morgan Stanley(b)	A–	2.88%	07/28/2014	N/A	534,718
1,000,000	Morgan Stanley	A–	4.20%	11/20/2014	N/A	984,156
500,000	PNC Funding Corp.	A–	3.00%	05/19/2014	N/A	518,911
600,000	Royal Bank of Canada (Canada)	AA–	1.13%	01/15/2014	N/A	604,840
690,000	Royal Bank of Canada (Canada)	AA–	1.45%	10/30/2014	N/A	697,994
600,000	Royal Bank of Scotland Group PLC (United Kingdom)	BB+	5.00%	10/01/2014	N/A	587,869
300,000	Royal Bank of Scotland PLC (United Kingdom)	A	3.25%	01/11/2014	N/A	299,684
150,000	State Street Corp.	A+	4.30%	05/30/2014	N/A	160,044
500,000	Toronto-Dominion Bank (Canada)	AA–	1.38%	07/14/2014	N/A	507,672
250,000	UBS AG, Series 001 (Switzerland)	A	2.25%	01/28/2014	N/A	250,436
500,000	US Bancorp, Series MTN	A	2.88%	11/20/2014	N/A	523,443
250,000	US Bank NA, Series BKNT	A	6.30%	02/04/2014	N/A	271,410
750,000	US Bank NA, Series BKNT	A	4.95%	10/30/2014	N/A	817,511
500,000	Wachovia Bank NA, Series BKNT	A+	4.80%	11/01/2014	N/A	535,872
500,000	Wachovia Corp.	A	4.88%	02/15/2014	N/A	524,751
945,000	Wachovia Corp.	A	5.25%	08/01/2014	N/A	1,011,091
500,000	Wells Fargo & Co.	A	4.63%	04/15/2014	N/A	522,998
568,000	Wells Fargo & Co., Series I	A+	3.75%	10/01/2014	N/A	599,309
700,000	Wells Fargo & Co.	A	5.00%	11/15/2014	N/A	746,544
500,000	Zions Bancorporation	BBB–	7.75%	09/23/2014	N/A	543,345
						42,061,650

	Beverages – 3.6%
500,000	Anheuser-Busch InBev Worldwide, Inc.	A	1.50%	07/14/2014	N/A	506,345
600,000	Anheuser-Busch InBev Worldwide, Inc.	A	5.38%	11/15/2014	N/A	662,599
32,000	Beam, Inc.	BBB–	6.38%	06/15/2014	N/A	35,253
1,045,000	Bottling Group, LLC	A	6.95%	03/15/2014	N/A	1,161,738
475,000	Coca-Cola Co.	A+	3.63%	03/15/2014	N/A	501,054
450,000	Coca-Cola Refreshments USA, Inc.	A+	7.38%	03/03/2014	N/A	501,388
527,000	Diageo Capital PLC (United Kingdom)	A–	7.38%	01/15/2014	N/A	581,621
600,000	PepsiCo, Inc.	A–	3.75%	03/01/2014	N/A	632,845
500,000	PepsiCo, Inc.	A–	0.80%	08/25/2014	N/A	500,648
						5,083,491

	Biotechnology – 1.3%
600,000	Amgen, Inc.	A+	1.88%	11/15/2014	N/A	610,877
500,000	Amgen, Inc.	A+	4.85%	11/18/2014	N/A	541,181
600,000	Gilead Sciences, Inc.	A–	2.40%	12/01/2014	N/A	618,484
						1,770,542

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 85

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BSCE Guggenheim BulletShares 2014 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Chemicals – 1.9%
$987,000	Dow Chemical Co.	BBB	7.60%	05/15/2014	N/A	$1,103,541
500,000	Ecolab, Inc.	BBB+	2.38%	12/08/2014	N/A	515,089
300,000	EI du Pont de Nemours & Co.	A	4.88%	04/30/2014	N/A	323,982
400,000	Potash Corp. of Saskatchewan, Inc. (Canada)	A–	5.25%	05/15/2014	N/A	432,110
300,000	Sherwin-Williams Co.	A	3.13%	12/15/2014	N/A	317,101
						2,691,823

	Commercial Services – 0.9%
600,000	Western Union Co.	A–	6.50%	02/26/2014	N/A	657,472
600,000	Yale University, Series MTN	AAA	2.90%	10/15/2014	N/A	631,796
						1,289,268

	Computers – 3.4%
620,000	Dell, Inc.	A–	5.63%	04/15/2014	N/A	675,618
987,000	Hewlett-Packard Co.	BBB+	6.13%	03/01/2014	N/A	1,061,119
400,000	Hewlett-Packard Co.	BBB+	1.55%	05/30/2014	N/A	401,241
800,000	Hewlett-Packard Co.	BBB+	4.75%	06/02/2014	N/A	847,082
500,000	Hewlett-Packard Co.	BBB+	2.63%	12/09/2014	N/A	510,565
850,000	International Business Machines Corp.	AA–	1.25%	05/12/2014	N/A	860,272
500,000	International Business Machines Corp.	AA–	0.88%	10/31/2014	N/A	502,068
						4,857,965

	Cosmetics & Personal Care – 1.0%
400,000	Avon Products, Inc.	BBB–	5.63%	03/01/2014	N/A	417,011
600,000	Procter & Gamble Co.	AA–	0.70%	08/15/2014	N/A	602,602
400,000	Procter & Gamble Co.	AA–	4.95%	08/15/2014	N/A	439,528
						1,459,141

	Diversified Financial Services – 12.0%
900,000	American Express Co.	BBB+	7.25%	05/20/2014	N/A	997,625
945,000	American Express Credit Corp.	BBB+	5.13%	08/25/2014	N/A	1,019,336
987,000	Bear Stearns Cos., LLC	A	5.70%	11/15/2014	N/A	1,066,529
700,000	BlackRock, Inc.	A+	3.50%	12/10/2014	N/A	742,780
500,000	Boeing Capital Corp.	A	3.25%	10/27/2014	N/A	529,348
987,000	Caterpillar Financial Services Corp.	A	6.13%	02/17/2014	N/A	1,074,303
500,000	Caterpillar Financial Services Corp., Series MTN	A	1.38%	05/20/2014	N/A	506,152
200,000	Charles Schwab Corp.	A	4.95%	06/01/2014	N/A	215,267
700,000	CME Group, Inc.	AA–	5.75%	02/15/2014	N/A	756,321
750,000	Credit Suisse USA, Inc.(b)	A+	5.13%	01/15/2014	N/A	788,294
700,000	Ford Motor Credit Co., LLC	BB+	8.00%	06/01/2014	N/A	779,339
950,000	General Electric Capital Corp.	AA+	2.10%	01/07/2014	N/A	963,397
1,168,000	General Electric Capital Corp.	AA+	5.90%	05/13/2014	N/A	1,266,982
300,000	General Electric Capital Corp., Series MTN	AA+	5.50%	06/04/2014	N/A	324,012
250,000	General Electric Capital Corp., Series MTN	AA+	5.65%	06/09/2014	N/A	271,148
800,000	General Electric Capital Corp., Series MTNA	AA+	4.75%	09/15/2014	N/A	860,402
1,000,000	General Electric Capital Corp., Series A	AA+	3.75%	11/14/2014	N/A	1,051,743
600,000	HSBC Finance Corp.	A	5.25%	01/15/2014	N/A	631,526
150,000	International Lease Finance Corp., Series MTN	BBB–	5.65%	06/01/2014	N/A	152,625
500,000	John Deere Capital Corp., Series MTN	A	1.60%	03/03/2014	N/A	508,303
700,000	Merrill Lynch & Co., Inc., Series MTNC	A–	5.00%	02/03/2014	N/A	721,447

See notes to financial statements.
86 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCE Guggenheim BulletShares 2014 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Diversified Financial Services continued
$787,000	Merrill Lynch & Co., Inc.	A–	5.45%	07/15/2014	N/A	$824,797
305,000	National Rural Utilities Cooperative Finance Corp.	A+	4.75%	03/01/2014	N/A	325,534
250,000	SLM Corp., Series MTNA	BBB–	5.38%	05/15/2014	N/A	257,966
300,000	TD Ameritrade Holding Corp.	A	4.15%	12/01/2014	N/A	317,528
						16,952,704

	Electric – 2.3%
50,000	CenterPoint Energy Houston Electric, LLC, Series U	A–	7.00%	03/01/2014	N/A	55,074
190,000	Commonwealth Edison Co.	A–	1.63%	01/15/2014	N/A	192,869
400,000	Duke Energy Corp.	BBB+	6.30%	02/01/2014	N/A	435,125
580,000	Duke Energy Corp.	BBB+	3.95%	09/15/2014	N/A	617,197
400,000	Exelon Generation Co., LLC	BBB	5.35%	01/15/2014	N/A	424,872
600,000	NiSource Finance Corp.	BBB–	5.40%	07/15/2014	N/A	650,648
568,000	Pacific Gas & Electric Co.	BBB	4.80%	03/01/2014	N/A	606,219
300,000	Southern California Edison Co.	A	5.75%	03/15/2014	N/A	326,767
						3,308,771

	Electronics – 0.8%
600,000	Amphenol Corp.	BBB	4.75%	11/15/2014	N/A	648,268
500,000	Honeywell International, Inc.	A	3.88%	02/15/2014	N/A	527,640
						1,175,908

	Food – 1.6%
600,000	ConAgra Foods, Inc.	BBB	5.88%	04/15/2014	N/A	650,986
150,000	Kraft Foods, Inc.	BBB–	6.75%	02/19/2014	N/A	163,980
300,000	Kroger Co.	BBB	7.50%	01/15/2014	N/A	331,078
200,000	Safeway, Inc.	BBB	6.25%	03/15/2014	N/A	215,529
400,000	Tyson Foods, Inc.	BBB–	10.50%	03/01/2014	N/A	460,000
350,000	Unilever Capital Corp.	A+	3.65%	02/15/2014	N/A	368,938
						2,190,511

	Forest Products & Paper – 0.1%
100,000	International Paper Co.	BBB	5.50%	01/15/2014	N/A	103,387

	Gas – 0.3%
400,000	Atmos Energy Corp.	BBB+	4.95%	10/15/2014	N/A	433,921
50,000	Sempra Energy	BBB+	2.00%	03/15/2014	N/A	50,798
						484,719

	Health Care Products – 0.8%
250,000	Boston Scientific Corp.	BBB–	5.45%	06/15/2014	N/A	268,810
500,000	Medtronic, Inc.	A+	4.50%	03/15/2014	N/A	534,049
350,000	St Jude Medical, Inc.	A	3.75%	07/15/2014	N/A	370,652
						1,173,511

	Health Care Services – 0.5%
500,000	Howard Hughes Medical Institute	AAA	3.45%	09/01/2014	N/A	532,900
200,000	WellPoint, Inc.	A–	5.00%	12/15/2014	N/A	218,285
						751,185

	Holding Companies-Diversified – 0.4%
460,000	EnCana Holdings Finance Corp. (Canada)	BBB	5.80%	05/01/2014	N/A	498,002

	Home Furnishings – 0.3%
400,000	Whirlpool Corp.	BBB–	8.60%	05/01/2014	N/A	447,976

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 87

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCE Guggenheim BulletShares 2014 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Insurance – 3.6%
$150,000	ACE INA Holdings, Inc.	A	5.88%	06/15/2014	N/A	$164,416
400,000	Allstate Corp.	A–	5.00%	08/15/2014	N/A	434,263
250,000	American International Group, Inc.	A–	3.65%	01/15/2014	N/A	254,807
500,000	American International Group, Inc.	A–	4.25%	09/15/2014	N/A	518,272
550,000	Assurant, Inc.	BBB	5.63%	02/15/2014	N/A	577,279
400,000	CNA Financial Corp.	BBB–	5.85%	12/15/2014	N/A	430,676
500,000	Genworth Financial, Inc.(b)	BBB	5.75%	06/15/2014	N/A	510,218
700,000	MetLife, Inc.	A–	2.38%	02/06/2014	N/A	715,175
300,000	Prudential Financial, Inc., Series MTNB	A	4.75%	04/01/2014	N/A	316,226
900,000	Prudential Financial, Inc., Series MTNB	A	5.10%	09/20/2014	N/A	969,291
155,000	XL Group PLC (Ireland)	BBB+	5.25%	09/15/2014	N/A	163,841
						5,054,464

	Internet – 0.4%
500,000	Google, Inc.	AA–	1.25%	05/19/2014	N/A	507,867

	Iron & Steel – 0.3%
400,000	ArcelorMittal USA, LLC	BBB–	6.50%	04/15/2014	N/A	427,084

	Machinery-Construction & Mining – 0.2%
200,000	Caterpillar, Inc.	A	1.38%	05/27/2014	N/A	202,406

	Machinery-Diversified – 0.2%
300,000	Deere & Co.	A	6.95%	04/25/2014	N/A	335,476

	Media – 4.1%
500,000	Comcast Corp.	BBB+	5.30%	01/15/2014	N/A	533,263
705,000	COX Communications, Inc.	BBB	5.45%	12/15/2014	N/A	776,759
500,000	DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc.	BBB	4.75%	10/01/2014	N/A	538,954
500,000	NBCUniversal Media, LLC	BBB+	2.10%	04/01/2014	N/A	509,986
450,000	News America, Inc.	BBB+	5.30%	12/15/2014	N/A	494,604
600,000	Reed Elsevier Capital, Inc.	BBB+	7.75%	01/15/2014	N/A	659,549
200,000	Thomson Reuters Corp. (Canada)	A–	5.70%	10/01/2014	N/A	220,348
450,000	Time Warner Cable, Inc.	BBB	8.25%	02/14/2014	N/A	503,030
743,000	Time Warner Cable, Inc.	BBB	7.50%	04/01/2014	N/A	827,949
200,000	Viacom, Inc.	BBB+	4.38%	09/15/2014	N/A	214,265
500,000	Walt Disney Co., Series E	A	0.88%	12/01/2014	N/A	500,848
						5,779,555

	Mining – 0.2%
150,000	Rio Tinto Alcan, Inc. (Canada)	A–	5.20%	01/15/2014	N/A	159,441
146,000	Teck Resources Ltd. (Canada)	BBB	10.75%	05/15/2019	05/15/14 @ 105	177,728
						337,169

	Miscellaneous Manufacturing – 0.5%
400,000	Illinois Tool Works, Inc.	A+	5.15%	04/01/2014	N/A	432,238
200,000	Ingersoll-Rand Global Holding Co., Ltd. (Bermuda)	BBB+	9.50%	04/15/2014	N/A	228,607
90,000	Tyco International Finance SA (Luxembourg)	A–	4.13%	10/15/2014	N/A	96,260
						757,105

	Office & Business Equipment – 0.2%
250,000	Xerox Corp.	BBB–	8.25%	05/15/2014	N/A	280,410
See notes to financial statements.
88 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSCE Guggenheim BulletShares 2014 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Oil & Gas – 6.0%
$400,000	Anadarko Petroleum Corp.	BBB–	7.63%	03/15/2014	N/A	$440,340
600,000	BP Capital Markets PLC (United Kingdom)	A	3.63%	05/08/2014	N/A	628,411
500,000	BP Capital Markets PLC (United Kingdom)	A	1.70%	12/05/2014	N/A	506,374
400,000	Canadian Natural Resources Ltd. (Canada)	BBB+	1.45%	11/14/2014	N/A	404,030
949,000	Chevron Corp.	AA	3.95%	03/03/2014	N/A	1,006,799
1,100,000	ConocoPhillips	A	4.75%	02/01/2014	N/A	1,171,477
380,000	Devon Energy Corp.	BBB+	5.63%	01/15/2014	N/A	408,008
600,000	Husky Energy, Inc. (Canada)	BBB+	5.90%	06/15/2014	N/A	653,766
500,000	Petrohawk Energy Corp.	BBB+	7.25%	08/15/2018	08/15/14 @ 104	570,582
1,513,000	Shell International Finance BV (Netherlands)	AA	4.00%	03/21/2014	N/A	1,607,165
500,000	Statoil ASA (Norway)	AA–	3.88%	04/15/2014	N/A	529,277
270,000	Statoil ASA (Norway)	AA–	2.90%	10/15/2014	N/A	283,943
350,000	Total Capital Canada Ltd. (Canada)	AA–	1.63%	01/28/2014	N/A	355,633
						8,565,805

	Pharmaceuticals – 5.0%
450,000	AstraZeneca PLC (United Kingdom)	AA–	5.40%	06/01/2014	N/A	491,267
400,000	Eli Lilly & Co.	AA–	4.20%	03/06/2014	N/A	426,004
500,000	Express Scripts, Inc.	BBB+	6.25%	06/15/2014	N/A	547,563
827,000	GlaxoSmithKline Capital, Inc.	A+	4.38%	04/15/2014	N/A	884,193
500,000	Johnson & Johnson	AAA	1.20%	05/15/2014	N/A	508,806
400,000	Mead Johnson Nutrition Co.	BBB–	3.50%	11/01/2014	N/A	416,790
1,190,000	Novartis Capital Corp.	AA–	4.13%	02/10/2014	N/A	1,257,945
400,000	Pfizer, Inc.	AA	4.50%	02/15/2014	N/A	427,235
340,000	Sanofi (France)	AA–	1.63%	03/28/2014	N/A	345,961
500,000	Sanofi (France)	AA–	1.20%	09/30/2014	N/A	505,735
1,208,000	Wyeth, LLC	AA	5.50%	02/01/2014	N/A	1,306,591
						7,118,090

	Pipelines – 0.7%
500,000	Enterprise Products Operating, LLC, Series O	BBB	9.75%	01/31/2014	N/A	567,595
200,000	Enterprise Products Operating, LLC, Series G	BBB	5.60%	10/15/2014	N/A	219,974
150,000	Kinder Morgan Energy Partners, LP	BBB	5.13%	11/15/2014	N/A	162,583
						950,152

	Real Estate Investment Trusts – 0.4%
300,000	ERP Operating, LP	BBB+	5.25%	09/15/2014	N/A	322,702
250,000	Simon Property Group, LP	A–	6.75%	05/15/2014	02/15/14 @ 100	272,655
						595,357

	Retail – 2.1%
450,000	AutoZone, Inc.	BBB	6.50%	01/15/2014	N/A	488,761
100,000	CVS Caremark Corp.	BBB+	4.88%	09/15/2014	N/A	108,749
50,000	Macy’s Retail Holdings, Inc.	BBB	5.75%	07/15/2014	N/A	54,518
691,000	Staples, Inc.	BBB	9.75%	01/15/2014	N/A	778,523
500,000	Wal-Mart Stores, Inc.	AA	3.00%	02/03/2014	N/A	520,218
460,000	Wal-Mart Stores, Inc.	AA	1.63%	04/15/2014	N/A	469,393
570,000	Wal-Mart Stores, Inc.	AA	3.20%	05/15/2014	N/A	598,707
						3,018,869

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 89

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BSCE Guggenheim BulletShares 2014 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Semiconductors – 0.3%
$400,000	Texas Instruments, Inc.	A+	1.38%	05/15/2014	N/A	$405,197

	Software – 1.7%
200,000	CA, Inc.	BBB+	6.13%	12/01/2014	N/A	220,236
987,000	Microsoft Corp.	AAA	2.95%	06/01/2014	N/A	1,035,178
1,050,000	Oracle Corp.	A+	3.75%	07/08/2014	N/A	1,119,301
						2,374,715

	Telecommunications – 8.2%
750,000	AT&T, Inc.	A–	4.85%	02/15/2014	N/A	801,657
1,190,000	AT&T, Inc.	A–	5.10%	09/15/2014	N/A	1,301,257
857,000	BellSouth Corp.	A–	5.20%	09/15/2014	N/A	933,964
1,995,000	Cellco Partnership / Verizon Wireless Capital, LLC	A–	5.55%	02/01/2014	N/A	2,142,923
900,000	Cisco Systems, Inc.	A+	1.63%	03/14/2014	N/A	918,013
400,000	Cisco Systems, Inc.	A+	2.90%	11/17/2014	N/A	421,428
300,000	Deutsche Telekom International Finance BV (Netherlands)	BBB+	4.88%	07/08/2014	N/A	319,864
825,000	France Telecom SA (France)	A–	4.38%	07/08/2014	N/A	870,307
200,000	Qwest Corp.	BBB–	7.50%	10/01/2014	N/A	224,146
400,000	Rogers Communications, Inc. (Canada)	BBB	6.38%	03/01/2014	N/A	436,664
100,000	Telecom Italia Capital SA (Luxembourg)	BBB	6.18%	06/18/2014	N/A	99,750
600,000	Telecom Italia Capital SA (Luxembourg)	BBB	4.95%	09/30/2014	N/A	586,500
800,000	Verizon Communications, Inc.	A–	1.95%	03/28/2014	N/A	817,246
500,000	Verizon Communications, Inc.	A–	1.25%	11/03/2014	N/A	505,109
400,000	Virgin Media Secured Finance PLC (United Kingdom)	BBB–	6.50%	01/15/2018	01/15/14 @ 103	438,000
804,000	Vodafone Group PLC (United Kingdom)	A–	4.15%	06/10/2014	N/A	854,850
						11,671,678

	Transportation – 0.6%
300,000	Burlington Northern Santa Fe, LLC	BBB+	7.00%	02/01/2014	N/A	329,785
500,000	United Parcel Service, Inc.	AA–	3.88%	04/01/2014	N/A	528,306
						858,091

	Total Corporate Bonds – 98.7%
	(Cost $139,294,103)					140,022,899

See notes to financial statements.
90 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSCE Guggenheim BulletShares 2014 Corporate Bond ETF continued

Number
of Shares	Description	Value

	Investments of Collateral for Securities Loaned – 1.1%
1,611,900	BNY Mellon Securities Lending Overnight Fund, 0.2175%(c) (d)
	(Cost $1,611,900)	$1,611,900

	Total Investments – 99.8%
	(Cost $140,906,003)	141,634,799
	Other Assets in excess of Liabilities – 0.2%	321,969
	Net Assets – 100.0%	$141,956,768

AG – Stock Corporation

ASA – Stock Company

BV – Limited Liability Company

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

PLC – Public Limited Company

SA – Corporation

SAU – Incorporated with Limited Liability

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $351,030, which represents 0.3% of net assets.

(b)	Security, or portion thereof, was on loan at May 31, 2012.

(c)	At May 31, 2012, the total market value of the Fund’s securities on loan was $1,571,037 and the total market value of the collateral held by the Fund was $1,611,900.

(d)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 91

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCF Guggenheim BulletShares 2015 Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 98.8%
	Aerospace & Defense – 1.6%
$450,000	Boeing Co.	A	3.50%	02/15/2015	N/A	$482,994
500,000	General Dynamics Corp.	A	1.38%	01/15/2015	N/A	507,726
560,000	Northrop Grumman Corp.	BBB	1.85%	11/15/2015	N/A	569,277
382,000	United Technologies Corp.	A	4.88%	05/01/2015	N/A	424,562
						1,984,559

	Agriculture – 0.5%
600,000	Altria Group, Inc.	BBB	4.13%	09/11/2015	N/A	653,506

	Auto Manufacturers – 1.2%
600,000	Toyota Motor Credit Corp., Series MTN	AA–	1.00%	02/17/2015	N/A	600,860
800,000	Toyota Motor Credit Corp., Series MTN	AA–	3.20%	06/17/2015	N/A	850,327
						1,451,187

	Banks – 35.3%
1,680,000	Bank of America Corp.	A–	4.50%	04/01/2015	N/A	1,718,976
775,000	Bank of America Corp.	A–	4.75%	08/01/2015	N/A	794,900
900,000	Bank of America Corp.	A–	3.70%	09/01/2015	N/A	901,162
700,000	Bank of New York Mellon Corp.	A+	3.10%	01/15/2015	N/A	739,911
200,000	Bank of New York Mellon Corp., Series MTN	A+	1.20%	02/20/2015	01/20/15 @ 100	200,847
300,000	Bank of New York Mellon Corp., Series MTNG	A	4.95%	03/15/2015	N/A	326,713
395,000	Bank of New York Mellon Corp., Series 001	A+	2.95%	06/18/2015	N/A	414,871
500,000	Bank of Nova Scotia (Canada)	AA–	1.85%	01/12/2015	N/A	509,905
1,033,000	Bank of Nova Scotia (Canada)	AA–	3.40%	01/22/2015	N/A	1,088,195
900,000	Bank of Nova Scotia (Canada)	AA–	2.05%	10/07/2015	N/A	924,182
500,000	Barclays (United Kingdom)	A+	2.75%	02/23/2015	N/A	500,561
800,000	Barclays Bank PLC (United Kingdom)	A+	3.90%	04/07/2015	N/A	825,467
300,000	BB&T Corp.	BBB+	5.20%	12/23/2015	N/A	331,261
147,000	BNP Paribas SA, Series MTN (France)(a)	AA–	3.22%	12/20/2014	N/A	147,471
1,205,000	BNP Paribas SA (France)(b)	AA–	3.25%	03/11/2015	N/A	1,205,087
800,000	Canadian Imperial Bank of Commerce (Canada)	A+	2.35%	12/11/2015	N/A	830,015
1,000,000	Capital One Financial Corp.	BBB	2.15%	03/23/2015	N/A	1,004,976
750,000	Citigroup, Inc.	BBB+	4.88%	05/07/2015	N/A	769,030
1,088,000	Citigroup, Inc.	A–	4.75%	05/19/2015	N/A	1,134,371
600,000	Citigroup, Inc.	A–	4.70%	05/29/2015	N/A	623,573
1,000,000	Citigroup, Inc.	A–	4.59%	12/15/2015	N/A	1,041,639
800,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	AA	2.13%	10/13/2015	N/A	806,701
1,050,000	Credit Suisse New York, Series MTN (Switzerland)	A+	3.50%	03/23/2015	N/A	1,087,831
657,000	Deutsche Bank AG (Germany)	Aa3	3.45%	03/30/2015	N/A	681,584
200,000	Dresdner Bank AG (Germany)	BBB	7.25%	09/15/2015	N/A	202,307
200,000	First Horizon National Corp.	BBB–	5.38%	12/15/2015	N/A	212,505
1,286,000	Goldman Sachs Group, Inc.	A–	5.13%	01/15/2015	N/A	1,326,438
1,050,000	Goldman Sachs Group, Inc.	A–	3.70%	08/01/2015	N/A	1,042,365
800,000	HSBC USA, Inc.	A+	2.38%	02/13/2015	N/A	803,082
1,236,000	JPMorgan Chase & Co.	A	3.70%	01/20/2015	N/A	1,282,822
480,000	JPMorgan Chase & Co.	A	4.75%	03/01/2015	N/A	517,317
700,000	JPMorgan Chase & Co., Series MTN	A	1.88%	03/20/2015	N/A	699,974

See notes to financial statements.
92 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSCF Guggenheim BulletShares 2015 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Banks continued
$500,000	JPMorgan Chase & Co.	A–	5.25%	05/01/2015	N/A	$532,847
870,000	JPMorgan Chase & Co.	A	3.40%	06/24/2015	N/A	898,673
680,000	JPMorgan Chase & Co.	A–	5.15%	10/01/2015	N/A	724,186
200,000	KeyCorp, Series MTN	BBB+	3.75%	08/13/2015	N/A	210,909
1,000,000	Morgan Stanley, Series GMTN	A–	4.10%	01/26/2015	N/A	977,065
1,764,000	Morgan Stanley, Series MTN	A–	6.00%	04/28/2015	N/A	1,795,420
400,000	Morgan Stanley	A–	4.00%	07/24/2015	N/A	387,084
1,400,000	Morgan Stanley	A–	5.38%	10/15/2015	N/A	1,395,611
800,000	Morgan Stanley	A–	3.45%	11/02/2015	N/A	760,930
450,000	PNC Funding Corp.	A–	3.63%	02/08/2015	N/A	479,546
126,000	PNC Funding Corp.	A–	4.25%	09/21/2015	N/A	137,836
665,000	PNC Funding Corp.	BBB+	5.25%	11/15/2015	N/A	740,436
220,000	Regions Financial Corp.	BBB–	5.75%	06/15/2015	N/A	231,550
700,000	Royal Bank of Canada, Series MTN (Canada)	AA–	1.15%	03/13/2015	N/A	701,791
500,000	Royal Bank of Canada, Series MTN (Canada)	AA–	2.63%	12/15/2015	N/A	523,017
550,000	Royal Bank of Scotland Group PLC (United Kingdom)	BB+	5.05%	01/08/2015	N/A	535,983
1,185,000	Royal Bank of Scotland PLC (United Kingdom)	A	4.88%	03/16/2015	N/A	1,217,114
813,000	Royal Bank of Scotland PLC (United Kingdom)	A	3.95%	09/21/2015	N/A	811,416
550,000	UBS AG, Series BKNT (Switzerland)	A	3.88%	01/15/2015	N/A	568,200
300,000	US Bancorp, Series MTN	A	3.15%	03/04/2015	N/A	316,963
500,000	US Bancorp	A	2.45%	07/27/2015	N/A	518,817
300,000	US Bank NA, Series BKNT	A	4.80%	04/15/2015	N/A	328,362
800,000	Wachovia Bank NA, Series BKNT	A+	4.88%	02/01/2015	N/A	852,195
200,000	Wachovia Bank NA, Series BKNT	A+	5.00%	08/15/2015	N/A	217,074
1,000,000	Wells Fargo & Co., Series MTN	A+	1.25%	02/13/2015	N/A	996,155
580,000	Wells Fargo & Co.	A+	3.63%	04/15/2015	N/A	616,466
800,000	Wells Fargo Bank NA, Series AI	A+	4.75%	02/09/2015	N/A	852,184
						43,023,869

	Beverages – 3.2%
830,000	Anheuser-Busch InBev Worldwide, Inc.	A	4.13%	01/15/2015	N/A	896,543
350,000	Anheuser-Busch InBev Worldwide, Inc.	A	3.63%	04/15/2015	N/A	375,477
400,000	Coca-Cola Co.	A+	0.75%	03/13/2015	N/A	401,031
800,000	Coca-Cola Co.	A+	1.50%	11/15/2015	N/A	819,922
500,000	Diageo Finance BV (Netherlands)	A–	3.25%	01/15/2015	N/A	529,372
100,000	Diageo Finance BV (Netherlands)	A–	5.30%	10/28/2015	N/A	113,407
700,000	PepsiCo, Inc.	A–	3.10%	01/15/2015	N/A	741,966
						3,877,718

	Biotechnology – 1.4%
160,000	Celgene Corp.	BBB+	2.45%	10/15/2015	N/A	163,765
555,000	Genentech, Inc.	AA–	4.75%	07/15/2015	N/A	618,664
600,000	Genzyme Corp.	AA–	3.63%	06/15/2015	N/A	646,371
220,000	Life Technologies Corp.	BBB	4.40%	03/01/2015	N/A	234,690
						1,663,490

	Building Materials – 0.2%
200,000	Masco Corp.	BBB–	4.80%	06/15/2015	N/A	205,229

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 93

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BSCF Guggenheim BulletShares 2015 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Chemicals – 1.7%
$556,000	Dow Chemical Co.	BBB	5.90%	02/15/2015	N/A	$623,083
780,000	EI du Pont de Nemours & Co.	A	3.25%	01/15/2015	N/A	832,503
380,000	Potash Corp. of Saskatchewan, Inc. (Canada)	A–	3.75%	09/30/2015	N/A	407,886
200,000	Praxair, Inc.	A	4.63%	03/30/2015	N/A	221,425
						2,084,897

	Computers – 1.9%
350,000	Dell, Inc.	A–	2.30%	09/10/2015	N/A	362,558
600,000	Hewlett-Packard Co.	BBB+	2.35%	03/15/2015	N/A	605,703
440,000	Hewlett-Packard Co.	BBB+	2.13%	09/13/2015	N/A	439,980
150,000	Hewlett-Packard Co.	BBB+	2.20%	12/01/2015	N/A	149,520
800,000	International Business Machines Corp.	AA–	0.55%	02/06/2015	N/A	795,862
						2,353,623

	Cosmetics & Personal Care – 1.4%
300,000	Procter & Gamble Co.	AA–	3.50%	02/15/2015	N/A	322,832
200,000	Procter & Gamble Co.	AA–	3.15%	09/01/2015	N/A	215,490
800,000	Procter & Gamble Co.	AA–	1.80%	11/15/2015	N/A	830,562
300,000	Procter & Gamble Co.	AA–	4.85%	12/15/2015	N/A	343,240
						1,712,124

	Diversified Financial Services – 13.1%
950,000	American Express Credit Corp., Series MTN	BBB+	2.75%	09/15/2015	N/A	981,473
200,000	Ameriprise Financial, Inc.	A	5.65%	11/15/2015	N/A	228,295
200,000	AON Corp.	BBB+	3.50%	09/30/2015	N/A	209,217
400,000	Bear Stearns Cos., LLC	A	5.30%	10/30/2015	N/A	433,910
1,158,000	Credit Suisse USA, Inc.	A+	4.88%	01/15/2015	N/A	1,245,148
908,000	Credit Suisse USA, Inc.	A+	5.13%	08/15/2015	N/A	992,744
1,000,000	Ford Motor Credit Co., LLC	BB+	12.00%	05/15/2015	N/A	1,270,000
1,000,000	Ford Motor Credit Co., LLC	BB+	5.63%	09/15/2015	N/A	1,103,031
1,100,000	General Electric Capital Corp.	AA+	2.15%	01/09/2015	N/A	1,115,139
880,000	General Electric Capital Corp., Series MTN	AA+	4.88%	03/04/2015	N/A	954,147
500,000	General Electric Capital Corp., Series MTN	AA+	3.50%	06/29/2015	N/A	525,459
200,000	General Electric Capital Corp., Series MTN	AA+	2.38%	06/30/2015	N/A	204,285
190,000	General Electric Capital Corp.	AA+	4.38%	09/21/2015	N/A	206,621
1,100,000	General Electric Capital Corp.	AA+	2.25%	11/09/2015	N/A	1,115,422
500,000	HSBC Finance Corp.(b)	A	5.25%	04/15/2015	N/A	535,633
600,000	HSBC Finance Corp.	A	5.00%	06/30/2015	N/A	640,816
450,000	International Lease Finance Corp.	BBB–	8.63%	09/15/2015	N/A	492,187
300,000	Jefferies Group, Inc.	BBB	3.88%	11/09/2015	N/A	291,270
260,000	John Deere Capital Corp., Series MTN	A	2.95%	03/09/2015	N/A	275,043
713,000	Merrill Lynch & Co., Inc., Series MTNC	A–	5.00%	01/15/2015	N/A	732,691
600,000	Merrill Lynch & Co., Inc., Series MTNB	A–	5.30%	09/30/2015	N/A	630,156
856,000	Nomura Holdings, Inc. (Japan)	BBB+	5.00%	03/04/2015	N/A	895,345
500,000	ORIX Corp. (Japan)	A–	4.71%	04/27/2015	N/A	523,130
300,000	SLM Corp., Series MTNA	BBB–	5.00%	04/15/2015	N/A	301,236
						15,902,398

See notes to financial statements.
94 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCF Guggenheim BulletShares 2015 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Electric – 2.5%
$200,000	Constellation Energy Group, Inc.	BBB–	4.55%	06/15/2015	N/A	$215,424
380,000	Dominion Resources, Inc., Series C	A–	5.15%	07/15/2015	N/A	425,128
70,000	Duke Energy Carolinas, LLC	A	5.30%	10/01/2015	N/A	79,623
330,000	Entergy Corp.	BBB–	3.63%	09/15/2015	N/A	337,668
560,000	Exelon Corp.	BBB–	4.90%	06/15/2015	N/A	611,345
160,000	NextEra Energy Capital Holdings, Inc.	BBB+	7.88%	12/15/2015	N/A	193,225
500,000	Oncor Electric Delivery Co., LLC	A–	6.38%	01/15/2015	N/A	560,451
400,000	Scottish Power Ltd. (United Kingdom)	BBB+	5.38%	03/15/2015	N/A	424,285
200,000	Southern Power Co., Series D	BBB+	4.88%	07/15/2015	N/A	219,313
						3,066,462

	Electronics – 0.2%
220,000	Agilent Technologies, Inc.	BBB+	5.50%	09/14/2015	N/A	247,444

	Food – 0.7%
400,000	General Mills, Inc.	BBB+	5.20%	03/17/2015	N/A	444,407
400,000	Kroger Co.	BBB	3.90%	10/01/2015	N/A	433,349
						877,756

	Forest Products & Paper – 0.2%
180,000	Plum Creek Timberlands, LP	BBB	5.88%	11/15/2015	N/A	200,393

	Health Care Products – 1.4%
300,000	Baxter International, Inc.	A+	4.63%	03/15/2015	N/A	331,668
300,000	Boston Scientific Corp.	BBB–	4.50%	01/15/2015	N/A	321,551
600,000	Medtronic, Inc.	A+	3.00%	03/15/2015	N/A	639,160
200,000	Medtronic, Inc., Series B	A+	4.75%	09/15/2015	N/A	224,081
200,000	Stryker Corp.	A+	3.00%	01/15/2015	N/A	211,208
						1,727,668

	Health Care Services – 0.2%
200,000	Quest Diagnostics, Inc.	BBB+	5.45%	11/01/2015	N/A	224,316

	Household Products & Housewares – 0.2%
200,000	Clorox Co.	BBB+	5.00%	01/15/2015	N/A	219,065

	Insurance – 5.0%
300,000	ACE INA Holdings, Inc.	A	2.60%	11/23/2015	N/A	311,354
400,000	Aegon NV (Netherlands)	A–	4.63%	12/01/2015	N/A	425,391
400,000	American International Group, Inc.	A–	3.00%	03/20/2015	N/A	404,208
600,000	American International Group, Inc.	A–	5.05%	10/01/2015	N/A	635,275
429,000	Berkshire Hathaway Finance Corp.	AA+	4.85%	01/15/2015	N/A	473,381
400,000	Berkshire Hathaway Finance Corp.	AA+	2.45%	12/15/2015	N/A	418,266
983,000	Berkshire Hathaway, Inc.	AA+	3.20%	02/11/2015	N/A	1,044,527
500,000	Manulife Financial Corp. (Canada)	A–	3.40%	09/17/2015	N/A	516,868
38,000	Marsh & McLennan Cos., Inc.	BBB–	5.75%	09/15/2015	N/A	42,298
400,000	MetLife, Inc.	A–	5.00%	06/15/2015	N/A	439,091
300,000	Metropolitan Life Global Funding I, Series REGS	AA–	2.50%	09/29/2015	N/A	309,412
406,000	Prudential Financial, Inc., Series MTN	A	3.88%	01/14/2015	N/A	425,078
400,000	Prudential Financial, Inc., Series MTN	A	4.75%	09/17/2015	N/A	433,105
250,000	Transatlantic Holdings, Inc.	BBB+	5.75%	12/14/2015	N/A	272,168
						6,150,422

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 95

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCF Guggenheim BulletShares 2015 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Internet – 0.2%
$200,000	eBay, Inc.	A	1.63%	10/15/2015	N/A	$205,219

	Iron & Steel – 1.1%
350,000	ArcelorMittal (Luxembourg)	BBB–	9.00%	02/15/2015	N/A	393,616
400,000	ArcelorMittal (Luxembourg)	BBB–	3.75%	02/25/2015	N/A	401,465
500,000	ArcelorMittal (Luxembourg)	BBB–	3.75%	08/05/2015	N/A	501,309
						1,296,390

	Lodging – 0.1%
70,000	Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.	BBB–	7.75%	08/15/2020	08/15/15 @ 104	76,388

	Media – 3.0%
505,000	Comcast Corp.	BBB+	6.50%	01/15/2015	N/A	573,228
300,000	Comcast Corp.	BBB+	5.85%	11/15/2015	N/A	341,953
200,000	COX Communications, Inc.	BBB	5.50%	10/01/2015	N/A	225,439
648,000	DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc.	BBB	3.55%	03/15/2015	N/A	683,346
620,000	Discovery Communications, LLC	BBB	3.70%	06/01/2015	N/A	659,422
300,000	TCI Communications, Inc.	BBB+	8.75%	08/01/2015	N/A	365,365
150,000	Time Warner Cable, Inc.	BBB	3.50%	02/01/2015	N/A	158,884
650,000	Time Warner, Inc.	BBB	3.15%	07/15/2015	N/A	685,604
						3,693,241

	Mining – 0.5%
500,000	Freeport-McMoRan Copper & Gold, Inc.	BBB	1.40%	02/13/2015	N/A	496,252
60,000	Rio Tinto Alcan, Inc. (Canada)	A–	5.00%	06/01/2015	N/A	66,179
						562,431

	Miscellaneous Manufacturing – 0.1%
120,000	Tyco International Finance SA (Luxembourg)	A–	3.38%	10/15/2015	N/A	127,927

	Office & Business Equipment – 0.5%
629,000	Xerox Corp.	BBB–	4.25%	02/15/2015	N/A	668,213

	Oil & Gas – 5.9%
958,000	BP Capital Markets PLC (United Kingdom)	A	3.88%	03/10/2015	N/A	1,024,581
900,000	BP Capital Markets PLC (United Kingdom)	A	3.13%	10/01/2015	N/A	948,231
834,000	ConocoPhillips	A	4.60%	01/15/2015	N/A	915,132
400,000	EOG Resources, Inc.	A–	2.95%	06/01/2015	N/A	423,203
500,000	Petrohawk Energy Corp.	BBB+	6.25%	06/01/2019	06/01/15 @ 103	569,635
910,000	Shell International Finance BV (Netherlands)	AA	3.10%	06/28/2015	N/A	971,077
600,000	Shell International Finance BV (Netherlands)	AA	3.25%	09/22/2015	N/A	643,754
350,000	Total Capital SA (France)	AA–	3.00%	06/24/2015	N/A	368,821
800,000	Total Capital SA (France)	AA–	3.13%	10/02/2015	N/A	847,190
450,000	Transocean, Inc. (Cayman Islands)	BBB–	4.95%	11/15/2015	N/A	486,225
						7,197,849

	Pharmaceuticals – 3.7%
500,000	Abbott Laboratories	AA	2.70%	05/27/2015	N/A	528,263
200,000	Medco Health Solutions, Inc.	BBB+	2.75%	09/15/2015	N/A	206,496
255,000	Merck & Co., Inc.	AA	4.75%	03/01/2015	N/A	283,142
400,000	Merck & Co., Inc.	AA	4.00%	06/30/2015	N/A	439,552
1,008,000	Novartis Capital Corp.	AA–	2.90%	04/24/2015	N/A	1,070,978
1,723,000	Pfizer, Inc.	AA	5.35%	03/15/2015	N/A	1,936,598
						4,465,029

See notes to financial statements.
96 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCF Guggenheim BulletShares 2015 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Pipelines – 0.9%
$280,000	Energy Transfer Partners, LP	BBB–	5.95%	02/01/2015	N/A	$305,974
280,000	TransCanada PipeLines Ltd. (Canada)	A–	3.40%	06/01/2015	N/A	299,004
440,000	Williams Partners, LP	BBB	3.80%	02/15/2015	N/A	465,708
						1,070,686

	Real Estate Investment Trusts – 1.6%
400,000	American Tower Corp.	BB+	4.63%	04/01/2015	N/A	424,967
300,000	Simon Property Group, LP	A–	5.10%	06/15/2015	N/A	328,802
554,000	Simon Property Group, LP	A–	5.75%	12/01/2015	09/02/15 @ 100	625,151
500,000	Vornado Realty, LP	BBB	4.25%	04/01/2015	01/01/15 @ 100	525,977
						1,904,897

	Retail – 2.9%
300,000	AutoZone, Inc.	BBB	5.75%	01/15/2015	N/A	332,067
300,000	CVS Caremark Corp.	BBB+	3.25%	05/18/2015	N/A	317,285
400,000	Lowe’s Cos., Inc.	A–	5.00%	10/15/2015	N/A	449,553
320,000	Macy’s Retail Holdings, Inc.	BBB	7.88%	07/15/2015	N/A	376,677
200,000	Wal-Mart Stores, Inc.	AA	2.88%	04/01/2015	N/A	211,811
408,000	Wal-Mart Stores, Inc.	AA	4.50%	07/01/2015	N/A	451,279
610,000	Wal-Mart Stores, Inc.	AA	2.25%	07/08/2015	N/A	634,367
750,000	Wal-Mart Stores, Inc.	AA	1.50%	10/25/2015	N/A	764,075
						3,537,114

	Software – 1.1%
340,000	Adobe Systems, Inc.	BBB+	3.25%	02/01/2015	N/A	358,563
960,000	Microsoft Corp.	AAA	1.63%	09/25/2015	N/A	992,924
						1,351,487

	Telecommunications – 5.0%
500,000	AT&T, Inc.	A–	0.88%	02/13/2015	N/A	498,662
1,000,000	AT&T, Inc.	A–	2.50%	08/15/2015	N/A	1,041,382
450,000	France Telecom SA (France)	A–	2.13%	09/16/2015	N/A	451,543
500,000	Rogers Communications, Inc. (Canada)	BBB	7.50%	03/15/2015	N/A	581,961
666,000	Telecom Italia Capital SA (Luxembourg)	BBB	5.25%	10/01/2015	N/A	647,685
700,000	Telefonica Emisiones SAU (Spain)	BBB	4.95%	01/15/2015	N/A	676,271
600,000	Telefonica Emisiones SAU (Spain)	BBB	3.73%	04/27/2015	N/A	557,843
250,000	Verizon Communications, Inc.	A–	4.90%	09/15/2015	N/A	281,049
370,000	Vodafone Group PLC (United Kingdom)	A–	5.38%	01/30/2015	N/A	410,558
620,000	Vodafone Group PLC (United Kingdom)	A–	5.00%	09/15/2015	N/A	695,151
200,000	Vodafone Group PLC (United Kingdom)	A–	3.38%	11/24/2015	N/A	214,061
						6,056,166

	Transportation – 0.3%
310,000	CSX Corp.	BBB	6.25%	04/01/2015	N/A	354,743

	Total Corporate Bonds – 98.8%
	(Cost $118,937,509)					120,193,906

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 97

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCF Guggenheim BulletShares 2015 Corporate Bond ETF continued

Number
of Shares	Description	Value

	Investments of Collateral for Securities Loaned – 0.4%
496,250	BNY Mellon Securities Lending Overnight Fund, 0.2175%(c) (d)
	(Cost $496,250)	$496,250

	Total Investments – 99.2%
	(Cost $119,433,759)	120,690,156
	Other Assets in excess of Liabilities – 0.8%	1,027,187
	Net Assets – 100.0%	$121,717,343

AG – Stock Corporation

BV – Limited Liability Company

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

NV – Publicly Traded Company

PLC – Public Limited Company

SA – Corporation

SAU – Incorporated with Limited Liability

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)	Floating or variable rate coupon. The rate shown is as of May 31, 2012.

(b)	Security, or portion thereof, was on loan at May 31, 2012.

(c)	At May 31, 2012, the total market value of the Fund’s securities on loan was $484,724 and the total market value of the collateral held by the Fund was $496,250.

(d)	Interest rate shown reflects yield as of May 31, 2012.
See notes to financial statements.
98 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCG Guggenheim BulletShares 2016 Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 98.7%
	Advertising – 0.4%
$380,000	Omnicom Group, Inc.	BBB+	5.90%	04/15/2016	N/A	$441,014

	Aerospace & Defense – 1.4%
300,000	Boeing Co.	A	3.75%	11/20/2016	N/A	334,981
300,000	General Dynamics Corp.	A	2.25%	07/15/2016	N/A	313,890
500,000	L-3 Communications Corp.	BBB–	3.95%	11/15/2016	N/A	535,644
500,000	Lockheed Martin Corp.	A–	2.13%	09/15/2016	N/A	513,631
						1,698,146

	Agriculture – 1.3%
200,000	Lorillard Tobacco Co.	BBB–	3.50%	08/04/2016	N/A	209,190
400,000	Philip Morris International, Inc.	A	2.50%	05/16/2016	N/A	421,334
700,000	Reynolds American, Inc.	BBB–	7.63%	06/01/2016	N/A	845,899
						1,476,423

	Auto Manufacturers – 1.2%
600,000	Toyota Motor Credit Corp.	AA–	2.80%	01/11/2016	N/A	632,742
750,000	Toyota Motor Credit Corp., Series MTN	AA–	2.00%	09/15/2016	N/A	764,692
						1,397,434

	Auto Parts & Equipment – 0.3%
270,000	Johnson Controls, Inc.	BBB+	5.50%	01/15/2016	N/A	305,327

	Banks – 32.4%
300,000	Abbey National Treasury Services PLC (United Kingdom)	A	4.00%	04/27/2016	N/A	292,438
900,000	Bank of America Corp., Series MTN	A–	3.63%	03/17/2016	N/A	891,490
1,000,000	Bank of America Corp., Series 1	A–	3.75%	07/12/2016	N/A	989,664
1,420,000	Bank of America Corp.	A–	6.50%	08/01/2016	N/A	1,539,029
500,000	Bank of America Corp.	BBB+	5.75%	08/15/2016	N/A	518,870
900,000	Bank of America Corp.	A–	5.63%	10/14/2016	N/A	946,699
380,000	Bank of New York Mellon Corp., Series MTN	A+	2.50%	01/15/2016	N/A	394,598
250,000	Bank of New York Mellon Corp., Series MTN	A+	2.30%	07/28/2016	N/A	258,675
550,000	Bank of Nova Scotia (Canada)	AA–	2.90%	03/29/2016	N/A	578,557
1,208,000	Barclays Bank PLC, Series 1 (United Kingdom)	A+	5.00%	09/22/2016	N/A	1,302,399
300,000	BB&T Corp., Series MTN	A–	3.20%	03/15/2016	02/16/16 @ 100	318,107
524,000	BB&T Corp., Series MTN	A–	3.95%	04/29/2016	N/A	570,267
900,000	BNP Paribas SA, Series MTN (France)	AA–	3.60%	02/23/2016	N/A	898,568
250,000	Capital One Financial Corp.	BBB	3.15%	07/15/2016	N/A	259,733
727,000	Capital One Financial Corp.	BBB–	6.15%	09/01/2016	N/A	814,862
384,000	Citigroup, Inc.	A–	5.30%	01/07/2016	N/A	403,997
700,000	Citigroup, Inc.	A–	3.95%	06/15/2016	N/A	711,942
800,000	Citigroup, Inc.	A–	5.85%	08/02/2016	N/A	866,166
1,100,000	Deutsche Bank AG, Series 1 (Germany)	A+	3.25%	01/11/2016	N/A	1,125,050
300,000	Fifth Third Bancorp	BBB	3.63%	01/25/2016	N/A	316,427
1,108,000	Goldman Sachs Group, Inc.	A–	5.35%	01/15/2016	N/A	1,151,924
1,900,000	Goldman Sachs Group, Inc.	A–	3.63%	02/07/2016	N/A	1,872,942
800,000	Goldman Sachs Group, Inc.	A–	5.75%	10/01/2016	N/A	847,035
942,000	JPMorgan Chase & Co.	A	2.60%	01/15/2016	N/A	943,763
1,575,000	JPMorgan Chase & Co.	A	3.45%	03/01/2016	N/A	1,622,645
1,650,000	JPMorgan Chase & Co.	A	3.15%	07/05/2016	N/A	1,683,954

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 99

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BSCG Guggenheim BulletShares 2016 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Banks continued
$300,000	JPMorgan Chase Bank NA, Series BKNT	A	5.88%	06/13/2016	N/A	$327,161
500,000	KeyBank NA, Series MTN	BBB+	5.45%	03/03/2016	N/A	554,380
1,000,000	Lloyds TSB Bank PLC (United Kingdom)	A	4.88%	01/21/2016	N/A	1,024,646
800,000	Morgan Stanley	A–	3.80%	04/29/2016	N/A	755,626
850,000	Morgan Stanley, Series MTN	A–	5.75%	10/18/2016	N/A	861,546
500,000	PNC Funding Corp.	A–	2.70%	09/19/2016	08/19/16 @ 100	518,248
300,000	Royal Bank of Canada, Series MTN (Canada)	AA–	2.88%	04/19/2016	N/A	319,483
450,000	Royal Bank of Canada, Series MTN (Canada)	AA–	2.30%	07/20/2016	N/A	465,350
900,000	Royal Bank of Scotland PLC (United Kingdom)	A	4.38%	03/16/2016	N/A	906,241
300,000	State Street Corp.	A+	2.88%	03/07/2016	N/A	317,317
850,000	SunTrust Banks, Inc.	BBB	3.60%	04/15/2016	03/15/16 @ 100	883,714
400,000	Svenska Handelsbanken AB (Sweden)	AA–	3.13%	07/12/2016	N/A	413,718
800,000	Toronto-Dominion Bank (Canada)	AA–	2.50%	07/14/2016	N/A	831,915
1,000,000	Toronto-Dominion Bank (Canada)	AA–	2.38%	10/19/2016	N/A	1,034,952
700,000	UBS AG (Switzerland)	BBB	5.88%	07/15/2016	N/A	735,319
250,000	Union Bank NA, Series BKNT	A	5.95%	05/11/2016	N/A	278,688
600,000	Union Bank NA, Series BKNT	A+	3.00%	06/06/2016	N/A	631,369
250,000	US Bancorp	BBB+	3.44%	02/01/2016	N/A	258,660
500,000	US Bancorp, Series MTN	A	2.20%	11/15/2016	10/14/16 @ 100	512,688
500,000	Wachovia Bank NA, Series MTN	A+	5.60%	03/15/2016	N/A	552,764
761,000	Wachovia Corp.	A	5.63%	10/15/2016	N/A	853,803
1,100,000	Wells Fargo & Co.	A+	3.68%	06/15/2016	N/A	1,167,274
700,000	Wells Fargo & Co.	A	5.13%	09/15/2016	N/A	772,734
500,000	Wells Fargo & Co.	A+	2.63%	12/15/2016	N/A	510,301
300,000	Wells Fargo Bank NA	A+	5.75%	05/16/2016	N/A	341,329
						37,949,027

	Beverages – 2.2%
500,000	Anheuser-Busch InBev Worldwide, Inc.	A	2.88%	02/15/2016	N/A	529,892
45,000	Beam, Inc.	BBB–	5.38%	01/15/2016	N/A	50,340
100,000	Bottling Group, LLC	A	5.50%	04/01/2016	N/A	116,525
900,000	Coca-Cola Co.	A+	1.80%	09/01/2016	N/A	928,856
500,000	Diageo Capital PLC (United Kingdom)	A–	5.50%	09/30/2016	N/A	588,036
80,000	Dr Pepper Snapple Group, Inc.	BBB	2.90%	01/15/2016	N/A	83,879
300,000	PepsiCo, Inc.	A–	2.50%	05/10/2016	N/A	316,171
						2,613,699

	Biotechnology – 1.4%
500,000	Amgen, Inc.	A+	2.30%	06/15/2016	N/A	508,205
500,000	Amgen, Inc.	A+	2.50%	11/15/2016	N/A	513,264
600,000	Gilead Sciences, Inc.	A–	3.05%	12/01/2016	N/A	633,665
						1,655,134

	Building Materials – 1.1%
306,000	CRH America, Inc.	BBB+	6.00%	09/30/2016	N/A	337,112
150,000	Lafarge SA (France)	BB+	6.50%	07/15/2016	N/A	160,125
493,000	Masco Corp.	BBB–	6.13%	10/03/2016	N/A	527,247
200,000	Owens Corning	BBB–	6.50%	12/01/2016	N/A	224,768
						1,249,252

See notes to financial statements.
100 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSCG Guggenheim BulletShares 2016 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Chemicals – 1.4%
$150,000	Dow Chemical Co.	BBB	2.50%	02/15/2016	N/A	$154,713
500,000	Ecolab, Inc.	BBB+	3.00%	12/08/2016	N/A	528,206
400,000	EI du Pont de Nemours & Co.	A	2.75%	04/01/2016	N/A	426,416
152,000	EI du Pont de Nemours & Co.	A	5.25%	12/15/2016	N/A	180,193
300,000	El du Pont de Nemours & Co.	A	1.95%	01/15/2016	N/A	311,221
						1,600,749

	Commercial Services – 0.3%
300,000	Western Union Co.	A–	5.93%	10/01/2016	N/A	346,623

	Computers – 2.3%
420,000	Hewlett-Packard Co.	BBB+	2.65%	06/01/2016	N/A	426,134
400,000	Hewlett-Packard Co.	BBB+	3.00%	09/15/2016	N/A	409,447
500,000	Hewlett-Packard Co.	BBB+	3.30%	12/09/2016	N/A	516,639
500,000	International Business Machines Corp.	AA–	2.00%	01/05/2016	N/A	517,644
800,000	International Business Machines Corp.	AA–	1.95%	07/22/2016	N/A	830,839
						2,700,703

	Cosmetics & Personal Care – 0.6%
700,000	Procter & Gamble Co.	AA–	1.45%	08/15/2016	N/A	715,956

	Diversified Financial Services – 11.4%
400,000	American Express Co.	BBB+	5.50%	09/12/2016	N/A	454,983
1,400,000	American Express Credit Corp., Series MTN	BBB+	2.80%	09/19/2016	N/A	1,443,750
250,000	AON Corp.	BBB+	3.13%	05/27/2016	N/A	260,069
100,000	Boeing Capital Corp.	A	2.13%	08/15/2016	07/15/16 @ 100	104,462
800,000	Caterpillar Financial Services Corp.	A	2.05%	08/01/2016	N/A	824,682
550,000	Countrywide Financial Corp.	BBB+	6.25%	05/15/2016	N/A	566,487
704,000	Credit Suisse USA, Inc.	A+	5.38%	03/02/2016	N/A	783,703
100,000	Credit Suisse USA, Inc.	A+	5.85%	08/16/2016	N/A	112,861
500,000	Ford Motor Credit Co., LLC	BB+	8.00%	12/15/2016	N/A	605,518
462,000	General Electric Capital Corp., Series MTN	AA+	5.00%	01/08/2016	N/A	512,083
850,000	General Electric Capital Corp.	AA+	2.95%	05/09/2016	N/A	877,258
500,000	General Electric Capital Corp., Series MTN	AA+	3.35%	10/17/2016	N/A	525,192
850,000	General Electric Capital Corp., Series MTN	AA+	5.38%	10/20/2016	N/A	962,906
953,000	HSBC Finance Corp.	A	5.50%	01/19/2016	N/A	1,034,336
750,000	International Lease Finance Corp.	BBB–	5.75%	05/15/2016	N/A	751,229
100,000	John Deere Capital Corp., Series MTN	A	2.25%	06/07/2016	N/A	104,394
300,000	John Deere Capital Corp., Series MTN	A	1.85%	09/15/2016	N/A	308,169
708,000	Merrill Lynch & Co., Inc.	BBB+	6.05%	05/16/2016	N/A	728,058
800,000	Nomura Holdings, Inc., Series MTN (Japan)	BBB+	4.13%	01/19/2016	N/A	812,893
600,000	ORIX Corp. (Japan)	A–	5.00%	01/12/2016	N/A	630,135
900,000	SLM Corp., Series MTN	BBB–	6.25%	01/25/2016	N/A	915,750
						13,318,918

	Electric – 0.3%
50,000	Duke Energy Corp.	BBB+	2.15%	11/15/2016	N/A	51,512
308,000	Southern Co.	A–	1.95%	09/01/2016	N/A	315,266
						366,778

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 101

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BSCG Guggenheim BulletShares 2016 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Electronics – 0.8%
$480,000	Thermo Fisher Scientific, Inc.	A	3.20%	03/01/2016	N/A	$514,536
400,000	Thermo Fisher Scientific, Inc.	A	2.25%	08/15/2016	N/A	416,710
						931,246

	Environmental Control – 0.0%***
40,000	Waste Management, Inc.	BBB	2.60%	09/01/2016	N/A	41,607

	Food – 2.2%
300,000	Kellogg Co.	BBB+	4.45%	05/30/2016	N/A	332,951
500,000	Kellogg Co.	BBB+	1.88%	11/17/2016	N/A	507,068
831,000	Kraft Foods, Inc.	BBB–	4.13%	02/09/2016	N/A	904,239
250,000	Tyson Foods, Inc.	BBB–	6.85%	04/01/2016	N/A	280,937
500,000	Unilever Capital Corp.	A+	2.75%	02/10/2016	N/A	531,327
						2,556,522

	Gas – 0.9%
461,000	National Grid PLC (United Kingdom)	BBB+	6.30%	08/01/2016	N/A	534,757
400,000	Sempra Energy	BBB+	6.50%	06/01/2016	N/A	476,386
						1,011,143

	Health Care Products – 1.4%
300,000	Baxter International, Inc.	A+	5.90%	09/01/2016	N/A	359,128
500,000	Becton Dickinson and Co.	A+	1.75%	11/08/2016	N/A	510,619
300,000	Boston Scientific Corp.	BBB–	6.40%	06/15/2016	N/A	347,118
60,000	Medtronic, Inc.	A+	2.63%	03/15/2016	N/A	63,502
300,000	Stryker Corp.	A+	2.00%	09/30/2016	N/A	308,472
						1,588,839

	Health Care Services – 1.8%
200,000	Aetna, Inc.	A–	6.00%	06/15/2016	N/A	232,875
500,000	Cigna Corp.	BBB	2.75%	11/15/2016	N/A	515,545
300,000	Humana, Inc.	BBB	6.45%	06/01/2016	N/A	341,602
400,000	UnitedHealth Group, Inc.	A–	5.38%	03/15/2016	N/A	459,972
523,000	WellPoint, Inc.	A–	5.25%	01/15/2016	N/A	586,288
						2,136,282

	Insurance – 1.6%
140,000	Allied World Assurance Co. Ltd. (Bermuda)	BBB+	7.50%	08/01/2016	N/A	161,738
500,000	American International Group, Inc.	A–	4.88%	09/15/2016	N/A	527,781
250,000	American International Group, Inc.	A–	5.60%	10/18/2016	N/A	271,339
300,000	Berkshire Hathaway, Inc.	AA+	2.20%	08/15/2016	N/A	311,671
463,000	MetLife, Inc.	A–	6.75%	06/01/2016	N/A	545,258
100,000	Prudential Financial, Inc., Series MTN	A	3.00%	05/12/2016	N/A	103,019
						1,920,806

	Internet – 0.7%
800,000	Google, Inc.	AA–	2.13%	05/19/2016	N/A	837,201

	Iron & Steel – 0.5%
600,000	ArcelorMittal (Luxembourg)(a)	BBB–	3.75%	03/01/2016	N/A	597,370

	Lodging – 0.0%***
5,000	Wyndham Worldwide Corp.	BBB–	6.00%	12/01/2016	N/A	5,638

	Machinery-Construction & Mining – 0.5%
500,000	Caterpillar, Inc.	A	5.70%	08/15/2016	N/A	590,748

See notes to financial statements.
102 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSCG Guggenheim BulletShares 2016 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Media – 3.9%
$600,000	Comcast Corp.	BBB+	5.90%	03/15/2016	N/A	$693,599
500,000	Comcast Corp.	BBB+	4.95%	06/15/2016	N/A	563,520
580,000	DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc.	BBB	3.13%	02/15/2016	N/A	604,274
410,000	DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc.	BBB	3.50%	03/01/2016	N/A	432,723
500,000	Scripps Networks Interactive, Inc.	A–	2.70%	12/15/2016	N/A	521,810
400,000	Time Warner, Inc.	BBB	5.88%	11/15/2016	N/A	470,910
493,000	Viacom, Inc.	BBB+	6.25%	04/30/2016	N/A	574,808
300,000	Walt Disney Co.	A	1.35%	08/16/2016	N/A	302,143
350,000	Walt Disney Co., Series MTNC	A	5.63%	09/15/2016	N/A	413,662
						4,577,449

	Mining – 0.4%
400,000	Barrick Gold Corp. (Canada)	A–	2.90%	05/30/2016	N/A	420,716

	Miscellaneous Manufacturing – 0.3%
300,000	3M Co.	AA–	1.38%	09/29/2016	N/A	306,725
100,000	Danaher Corp.	A+	2.30%	06/23/2016	N/A	104,923
						411,648

	Office & Business Equipment – 0.7%
300,000	Pitney Bowes, Inc., Series MTN	BBB+	4.75%	01/15/2016	N/A	303,907
450,000	Xerox Corp.	BBB–	6.40%	03/15/2016	N/A	514,355
						818,262

	Oil & Gas – 5.2%
962,000	Anadarko Petroleum Corp.	BBB–	5.95%	09/15/2016	N/A	1,091,838
600,000	BP Capital Markets PLC (United Kingdom)	A	3.20%	03/11/2016	N/A	635,060
500,000	BP Capital Markets PLC (United Kingdom)	A	2.25%	11/01/2016	N/A	515,127
462,000	ConocoPhillips Canada Funding Co. I (Canada)	A	5.63%	10/15/2016	N/A	545,474
70,000	Devon Energy Corp.	BBB+	2.40%	07/15/2016	06/15/16 @ 100	72,079
300,000	Ensco PLC (United Kingdom)	BBB+	3.25%	03/15/2016	N/A	314,747
100,000	Marathon Petroleum Corp.	BBB	3.50%	03/01/2016	N/A	105,468
250,000	Occidental Petroleum Corp.	A	2.50%	02/01/2016	N/A	263,472
680,000	Occidental Petroleum Corp.	A	4.13%	06/01/2016	N/A	761,616
500,000	Statoil ASA (Norway)	AA–	1.80%	11/23/2016	N/A	511,800
650,000	Total Capital SA (France)	AA–	2.30%	03/15/2016	N/A	674,491
500,000	Transocean, Inc. (Cayman Islands)	BBB–	5.05%	12/15/2016	N/A	546,522
						6,037,694

	Pharmaceuticals – 3.7%
923,000	Abbott Laboratories	AA	5.88%	05/15/2016	N/A	1,090,898
100,000	Allergan, Inc.	A+	5.75%	04/01/2016	N/A	116,845
850,000	Express Scripts Holding Co.	BBB+	3.13%	05/15/2016	N/A	886,254
200,000	Johnson & Johnson	AAA	2.15%	05/15/2016	N/A	210,902
400,000	McKesson Corp.	A–	3.25%	03/01/2016	N/A	431,490
300,000	Merck & Co., Inc.	AA	2.25%	01/15/2016	N/A	314,411
700,000	Sanofi (France)	AA–	2.63%	03/29/2016	N/A	734,996
463,000	Wyeth, LLC	AA	5.50%	02/15/2016	N/A	538,835
						4,324,631

See notes to financial statements.
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BSCG Guggenheim BulletShares 2016 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Pipelines – 1.0%
$300,000	Enterprise Products Operating, LLC	BBB	3.20%	02/01/2016	N/A	$317,467
200,000	Kinder Morgan Energy Partners, LP	BBB	3.50%	03/01/2016	N/A	211,530
600,000	ONEOK Partners, LP	BBB	3.25%	02/01/2016	01/01/16 @ 100	631,835
						1,160,832

	Real Estate Investment Trusts – 0.9%
400,000	ERP Operating, LP	BBB+	5.13%	03/15/2016	N/A	442,100
150,000	HCP, Inc.	BBB	3.75%	02/01/2016	N/A	157,339
400,000	Simon Property Group, LP	A–	5.25%	12/01/2016	09/02/16 @ 100	451,844
						1,051,283

	Retail – 4.0%
600,000	CVS Caremark Corp.	BBB+	6.13%	08/15/2016	N/A	703,439
1,846,000	Home Depot, Inc.	A–	5.40%	03/01/2016	N/A	2,128,977
300,000	Lowe’s Cos., Inc.	A–	5.40%	10/15/2016	N/A	348,725
399,000	Macy’s Retail Holdings, Inc.	BBB	5.90%	12/01/2016	N/A	461,866
400,000	Target Corp.	A+	5.88%	07/15/2016	N/A	476,117
500,000	Wal-Mart Stores, Inc.	AA	2.80%	04/15/2016	N/A	534,099
						4,653,223

	Savings & Loans – 0.1%
100,000	Santander Holdings USA, Inc.	BBB+	4.63%	04/19/2016	N/A	97,437

	Semiconductors – 1.4%
800,000	Intel Corp.	A+	1.95%	10/01/2016	N/A	828,794
800,000	Texas Instruments, Inc.	A+	2.38%	05/16/2016	N/A	844,539
						1,673,333

	Software – 1.4%
280,000	Fiserv, Inc.	BBB–	3.13%	06/15/2016	N/A	289,984
100,000	Microsoft Corp.	AAA	2.50%	02/08/2016	N/A	106,350
1,085,000	Oracle Corp.	A+	5.25%	01/15/2016	N/A	1,252,524
						1,648,858

	Telecommunications – 7.0%
800,000	AT&T, Inc.	A–	2.95%	05/15/2016	N/A	850,750
899,000	AT&T, Inc.	A–	5.63%	06/15/2016	N/A	1,046,285
1,000,000	AT&T, Inc.	A–	2.40%	08/15/2016	N/A	1,044,962
1,485,000	Cisco Systems, Inc.	A+	5.50%	02/22/2016	N/A	1,725,941
529,000	Deutsche Telekom International Finance BV (Netherlands)	BBB+	5.75%	03/23/2016	N/A	596,155
100,000	Telefonica Emisiones SAU (Spain)	BBB	3.99%	02/16/2016	N/A	92,345
899,000	Verizon Communications, Inc.	A–	5.55%	02/15/2016	N/A	1,037,245
400,000	Verizon Communications, Inc.	A–	3.00%	04/01/2016	N/A	427,048
500,000	Verizon Communications, Inc.	A–	2.00%	11/01/2016	N/A	513,095
300,000	Vodafone Group PLC (United Kingdom)	A–	5.75%	03/15/2016	N/A	346,709
500,000	Vodafone Group PLC (United Kingdom)	A–	2.88%	03/16/2016	N/A	525,264
						8,205,799

	Transportation – 0.3%
300,000	Norfolk Southern Corp.	BBB+	5.75%	01/15/2016	N/A	347,113

	Total Corporate Bonds – 98.7%
	(Cost $113,376,901)					115,480,863

See notes to financial statements.
104 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSCG Guggenheim BulletShares 2016 Corporate Bond ETF continued

Number
of Shares	Description	Value

	Investments of Collateral for Securities Loaned – 0.5%
618,000	BNY Mellon Securities Lending Overnight Fund, 0.2175%(b) (c)
	(Cost $618,000)	$618,000

	Total Investments – 99.2%
	(Cost $113,994,901)	116,098,863
	Other Assets in excess of Liabilities – 0.8%	880,050
	Net Assets – 100.0%	$116,978,913

AB – Stock Company

AG – Stock Corporation

ASA – Stock Company

BV – Limited Liability Company

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

PLC – Public Limited Company

SA – Corporation

SAU – Incorporated with Limited Liability

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

***	Less than 0.1%.

(a)	Security, or portion thereof, was on loan at May 31, 2012.

(b)	At May 31, 2012, the total market value of the Fund’s securities on loan was $604,767 and the total market value of the collateral held by the Fund was $618,000.

(c)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 105

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCH Guggenheim BulletShares 2017 Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 98.5%
	Aerospace & Defense – 0.5%
$521,000	United Technologies Corp.	A	5.38%	12/15/2017	N/A	$626,332

	Agriculture – 0.8%
400,000	Philip Morris International, Inc.	A	1.63%	03/20/2017	N/A	405,738
470,000	Reynolds American, Inc.	BBB–	6.75%	06/15/2017	N/A	566,656
						972,394

	Auto Manufacturers – 0.4%
500,000	Toyota Motor Credit Corp., Series MTN	AA–	2.05%	01/12/2017	N/A	512,295

	Banks – 34.9%
750,000	American Express Bank FSB, Series BKNT	BBB+	6.00%	09/13/2017	N/A	881,510
500,000	American Express Centurion Bank, Series BKN1	BBB+	6.00%	09/13/2017	N/A	589,571
500,000	Bank of America Corp.	BBB+	5.42%	03/15/2017	N/A	505,085
800,000	Bank of America Corp.	A–	3.88%	03/22/2017	N/A	798,230
1,070,000	Bank of America Corp.	A–	6.00%	09/01/2017	N/A	1,136,646
1,945,000	Bank of America Corp.	A–	5.75%	12/01/2017	N/A	2,026,087
750,000	Bank of America NA, Series BKNT	A–	5.30%	03/15/2017	N/A	764,342
500,000	Bank of America NA, Series BKNT	A–	6.10%	06/15/2017	N/A	521,358
600,000	Bank of Montreal, Series MTN (Canada)	A+	2.50%	01/11/2017	N/A	620,473
500,000	Bank of New York Mellon Corp., Series MTN	A+	2.40%	01/17/2017	12/18/16 @ 100	514,885
700,000	Bank of Nova Scotia (Canada)	AA–	2.55%	01/12/2017	N/A	728,914
500,000	BB&T Corp., Series MTN	A–	2.15%	03/22/2017	02/22/17 @ 100	507,986
927,000	Capital One Financial Corp.	BBB	6.75%	09/15/2017	N/A	1,108,710
1,400,000	Citigroup, Inc.	A–	4.45%	01/10/2017	N/A	1,445,466
948,000	Citigroup, Inc.	BBB+	5.50%	02/15/2017	N/A	977,734
1,046,000	Citigroup, Inc.	A–	6.00%	08/15/2017	N/A	1,135,260
2,088,000	Citigroup, Inc.	A–	6.13%	11/21/2017	N/A	2,261,649
500,000	Comerica Bank	A–	5.20%	08/22/2017	N/A	555,637
1,400,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrecht (Netherlands)	AA	3.38%	01/19/2017	N/A	1,436,175
1,816,000	Deutsche Bank AG (Germany)	A+	6.00%	09/01/2017	N/A	2,064,523
300,000	Fifth Third Bancorp	BBB–	5.45%	01/15/2017	N/A	327,436
1,250,000	Goldman Sachs Group, Inc.	BBB+	5.63%	01/15/2017	N/A	1,283,556
1,496,000	Goldman Sachs Group, Inc.	A–	6.25%	09/01/2017	N/A	1,592,803
500,000	HSBC Bank USA NA/New York NY, Series BKNT	A	6.00%	08/09/2017	N/A	562,858
400,000	JPMorgan Chase & Co.	A–	6.13%	06/27/2017	N/A	451,369
250,000	JPMorgan Chase Bank NA, Series BKNT	A	6.00%	07/05/2017	N/A	278,681
1,750,000	JPMorgan Chase Bank NA, Series BKNT	A	6.00%	10/01/2017	N/A	1,947,642
800,000	Lloyds TSB Bank PLC (United Kingdom)	A	4.20%	03/28/2017	N/A	799,786
1,497,000	Morgan Stanley, Series GMTN	A–	5.45%	01/09/2017	N/A	1,463,975
1,100,000	Morgan Stanley	A–	4.75%	03/22/2017	N/A	1,059,038
900,000	Morgan Stanley, Series MTN	A–	5.55%	04/27/2017	N/A	881,304
100,000	Morgan Stanley, Series MTN	A–	6.25%	08/28/2017	N/A	100,585
800,000	Morgan Stanley, Series MTN	A–	5.95%	12/28/2017	N/A	798,278
300,000	PNC Bank NA, Series BKNT	A–	5.25%	01/15/2017	N/A	331,237
300,000	PNC Bank NA, Series BKNT	A–	4.88%	09/21/2017	N/A	331,277
300,000	PNC Funding Corp.	BBB+	5.63%	02/01/2017	N/A	336,113
300,000	SunTrust Banks, Inc.	BBB	6.00%	09/11/2017	N/A	334,319

See notes to financial statements.
106 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSCH Guggenheim BulletShares 2017 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Banks continued
$500,000	SunTrust Banks, Inc.	BBB	3.50%	01/20/2017	12/20/16 @ 100	$516,281
600,000	Svenska Handelsbanken AB (Sweden)	AA–	2.88%	04/04/2017	N/A	608,661
1,393,000	UBS AG, Series BKNT (Switzerland)	A	5.88%	12/20/2017	N/A	1,532,903
400,000	Wachovia Bank NA, Series BKNT	A+	6.00%	11/15/2017	N/A	462,138
1,219,000	Wachovia Corp.	A+	5.75%	06/15/2017	N/A	1,415,393
1,816,000	Wells Fargo & Co.	A+	5.63%	12/11/2017	N/A	2,109,279
						40,105,153

	Beverages – 1.5%
870,000	Coca-Cola Co.	A+	5.35%	11/15/2017	N/A	1,050,802
537,000	Diageo Capital PLC (United Kingdom)	A–	5.75%	10/23/2017	N/A	647,957
						1,698,759

	Biotechnology – 0.6%
636,000	Amgen, Inc.	A+	5.85%	06/01/2017	N/A	743,639

	Chemicals – 1.2%
400,000	Potash Corp. of Saskatchewan, Inc. (Canada)	A–	3.25%	12/01/2017	N/A	429,642
775,000	ROHM & Haas Co.	BBB	6.00%	09/15/2017	N/A	906,423
						1,336,065

	Computers – 3.1%
250,000	Hewlett-Packard Co.	BBB+	5.40%	03/01/2017	N/A	277,183
700,000	Hewlett-Packard Co.	BBB+	2.60%	09/15/2017	N/A	691,633
500,000	International Business Machines Corp.	AA–	1.25%	02/06/2017	N/A	498,981
1,746,000	International Business Machines Corp.	AA–	5.70%	09/14/2017	N/A	2,102,275
						3,570,072

	Diversified Financial Services – 12.5%
1,027,000	American Express Co.	BBB+	6.15%	08/28/2017	N/A	1,212,713
700,000	American Express Credit Corp., Series MTN	BBB+	2.38%	03/24/2017	N/A	709,864
500,000	Bear Stearns Cos., LLC	A–	5.55%	01/22/2017	N/A	542,442
1,451,000	Bear Stearns Cos., LLC	A	6.40%	10/02/2017	N/A	1,657,892
600,000	BlackRock, Inc.	A+	6.25%	09/15/2017	N/A	723,592
100,000	Eaton Vance Corp.	A–	6.50%	10/02/2017	N/A	114,584
500,000	Ford Motor Credit Co., LLC	BB+	4.25%	02/03/2017	N/A	533,561
1,000,000	Ford Motor Credit Co., LLC	BB+	6.63%	08/15/2017	N/A	1,162,439
800,000	General Electric Capital Corp.	AA+	2.90%	01/09/2017	N/A	823,097
676,000	General Electric Capital Corp., Series MTN	AA+	5.40%	02/15/2017	N/A	766,307
1,892,000	General Electric Capital Corp., Series MTN	AA+	5.63%	09/15/2017	N/A	2,163,939
500,000	John Deere Capital Corp., Series MTN	A	2.00%	01/13/2017	N/A	515,933
200,000	John Deere Capital Corp., Series MTN	A	2.80%	09/18/2017	N/A	213,636
600,000	Merrill Lynch & Co., Inc.	BBB+	5.70%	05/02/2017	N/A	610,350
1,338,000	Merrill Lynch & Co., Inc.	A–	6.40%	08/28/2017	N/A	1,423,470
300,000	National Rural Utilities Cooperative Finance Corp.	A+	5.45%	04/10/2017	N/A	352,967
300,000	PACCAR Financial Corp., Series MTN	A+	1.60%	03/15/2017	N/A	301,445
500,000	SLM Corp., Series MTN	BBB–	6.00%	01/25/2017	N/A	494,104
						14,322,335

	Electric – 1.7%
652,000	Exelon Generation Co., LLC	BBB	6.20%	10/01/2017	N/A	762,809
370,000	Pacific Gas & Electric Co.	BBB	5.63%	11/30/2017	N/A	446,516
See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 107

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCH Guggenheim BulletShares 2017 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Electric continued
$570,000	Virginia Electric & Power Co.	A–	5.95%	09/15/2017	N/A	$698,069
						1,907,394

	Electronics – 0.5%
510,000	Agilent Technologies, Inc.	BBB+	6.50%	11/01/2017	N/A	616,982

	Food – 2.0%
100,000	ConAgra Foods, Inc.	BBB	5.82%	06/15/2017	N/A	115,359
400,000	General Mills Inc.	BBB+	5.70%	02/15/2017	N/A	474,771
619,000	Kraft Foods, Inc.	BBB–	6.50%	08/11/2017	N/A	750,551
570,000	Kroger Co.	BBB	6.40%	08/15/2017	N/A	690,156
200,000	Safeway, Inc.	BBB	6.35%	08/15/2017	N/A	226,592
						2,257,429

	Health Care Products – 1.2%
500,000	Baxter International, Inc.	A+	1.85%	01/15/2017	N/A	513,511
463,000	Covidien International Finance SA (Luxembourg)	A	6.00%	10/15/2017	N/A	560,231
300,000	Hospira, Inc.	BBB+	6.05%	03/30/2017	N/A	339,249
						1,412,991

	Health Care Services – 0.6%
570,000	WellPoint, Inc.	A–	5.88%	06/15/2017	N/A	675,297

	Household Products & Housewares – 0.8%
759,000	Kimberly-Clark Corp.	A	6.13%	08/01/2017	N/A	936,973

	Insurance – 3.3%
300,000	ACE INA Holdings	A	5.70%	02/15/2017	N/A	353,990
700,000	American International Group, Inc.	A–	3.80%	03/22/2017	N/A	711,185
1,000,000	American International Group, Inc., Series MTN	A–	5.45%	05/18/2017	N/A	1,077,576
800,000	Berkshire Hathaway, Inc.	AA+	1.90%	01/31/2017	N/A	814,504
300,000	Hartford Financial Services Group, Inc.	BBB	5.38%	03/15/2017	N/A	319,033
350,000	Prudential Financial, Inc., Series MTN	A	6.00%	12/01/2017	N/A	403,826
90,000	Willis North America, Inc.	BBB–	6.20%	03/28/2017	N/A	101,974
						3,782,088

	Iron & Steel – 0.5%
40,000	ArcelorMittal (Luxembourg)	BBB–	4.50%	02/25/2017	N/A	39,108
430,000	Nucor Corp.	A	5.75%	12/01/2017	N/A	516,027
						555,135

	Media – 4.0%
212,000	Comcast Cable Communications, LLC	BBB+	8.88%	05/01/2017	N/A	274,306
500,000	Comcast Corp.	BBB+	6.50%	01/15/2017	N/A	595,102
769,000	Comcast Corp.	BBB+	6.30%	11/15/2017	N/A	927,958
858,000	Time Warner Cable, Inc.	BBB	5.85%	05/01/2017	N/A	998,730
500,000	Time Warner Cos., Inc.	BBB	7.25%	10/15/2017	N/A	618,874
300,000	Viacom, Inc.	BBB+	3.50%	04/01/2017	N/A	323,090
300,000	Viacom, Inc.	BBB+	6.13%	10/05/2017	N/A	359,023
500,000	Walt Disney Co., Series MTN	A	1.13%	02/15/2017	N/A	497,723
						4,594,806

See notes to financial statements.
108 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCH Guggenheim BulletShares 2017 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Mining – 1.1%
$646,000	Alcoa, Inc.(a)	BBB–	5.55%	02/01/2017	N/A	$712,768
600,000	Freeport-McMoRan Copper & Gold, Inc.	BBB	2.15%	03/01/2017	N/A	592,112
						1,304,880

	Miscellaneous Manufacturing – 2.5%
2,009,000	General Electric Co.	AA+	5.25%	12/06/2017	N/A	2,345,913
434,000	Tyco Electronics Group SA (Luxembourg)	BBB	6.55%	10/01/2017	N/A	521,424
						2,867,337

	Office & Business Equipment – 1.2%
470,000	Pitney Bowes, Inc., Series MTN	BBB+	5.75%	09/15/2017	N/A	486,465
300,000	Xerox Corp.	BBB–	6.75%	02/01/2017	N/A	351,444
500,000	Xerox Corp.	BBB–	2.95%	03/15/2017	N/A	504,548
						1,342,457

	Oil & Gas – 5.7%
1,042,000	Anadarko Petroleum Corp.	BBB–	6.38%	09/15/2017	N/A	1,219,909
300,000	Apache Corp.	A–	5.63%	01/15/2017	N/A	354,709
780,000	Canadian Natural Resources Ltd. (Canada)	BBB+	5.70%	05/15/2017	N/A	915,818
580,000	EnCana Corp. (Canada)	BBB	5.90%	12/01/2017	N/A	671,050
313,000	EOG Resources, Inc.	A–	5.88%	09/15/2017	N/A	378,777
387,000	Marathon Oil Corp.	BBB	6.00%	10/01/2017	N/A	456,734
500,000	Occidental Petroleum Corp.	A	1.75%	02/15/2017	N/A	510,326
300,000	Shell International Finance BV (Netherlands)	AA	5.20%	03/22/2017	N/A	353,700
570,000	Statoil ASA (Norway)	AA–	3.13%	08/17/2017	N/A	613,937
500,000	Total Capital International SA (France)	AA–	1.50%	02/17/2017	N/A	502,377
532,000	Valero Energy Corp.	BBB	6.13%	06/15/2017	N/A	618,891
						6,596,228

	Oil & Gas Services – 0.1%
120,000	Weatherford International, Inc.	BBB	6.35%	06/15/2017	N/A	139,390

	Pharmaceuticals – 4.2%
922,000	Abbott Laboratories	AA	5.60%	11/30/2017	N/A	1,121,723
1,082,000	AstraZeneca PLC (United Kingdom)	AA–	5.90%	09/15/2017	N/A	1,297,763
370,000	ELI Lilly & Co.	AA–	5.20%	03/15/2017	N/A	437,099
746,000	Johnson & Johnson	AAA	5.55%	08/15/2017	N/A	909,141
70,000	McKesson Corp.	A–	5.70%	03/01/2017	N/A	82,537
300,000	Merck & Co., Inc.	AA	6.00%	09/15/2017	N/A	369,191
500,000	Wyeth, LLC	AA	5.45%	04/01/2017	N/A	593,456
						4,810,910

	Pipelines – 1.4%
520,000	Enterprise Products Operating, LLC, Series L	BBB	6.30%	09/15/2017	N/A	619,236
350,000	Kinder Morgan Energy Partners LP	BBB	6.00%	02/01/2017	N/A	405,259
500,000	Williams Partners, LP / Williams Partners Finance Corp.	BBB	7.25%	02/01/2017	N/A	601,426
						1,625,921

	Real Estate Investment Trusts – 2.5%
300,000	American Tower Corp.	BB+	7.00%	10/15/2017	N/A	350,984
600,000	ERP Operating, LP	BBB+	5.75%	06/15/2017	N/A	694,815
570,000	HCP, Inc.	BBB	6.00%	01/30/2017	N/A	641,477
400,000	Simon Property Group, LP	A–	2.80%	01/30/2017	10/30/16 @ 100	412,067

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 109

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCH Guggenheim BulletShares 2017 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Real Estate Investment Trusts continued
$250,000	Simon Property Group, LP	A–	5.88%	03/01/2017	12/01/16 @ 100	$293,027
500,000	Simon Property Group, LP	A–	2.15%	09/15/2017	06/15/17 @ 100	498,877
						2,891,247

	Retail – 4.6%
527,000	Costco Wholesale Corp.	A+	5.50%	03/15/2017	N/A	633,402
1,099,000	CVS Caremark Corp.	BBB+	5.75%	06/01/2017	N/A	1,298,046
250,000	Darden Restaurants, Inc.	BBB	6.20%	10/15/2017	N/A	291,693
500,000	Kohl’s Corp.	BBB+	6.25%	12/15/2017	N/A	607,030
500,000	Lowe’s Cos., Inc.	A–	1.63%	04/15/2017	03/15/17 @ 100	502,756
380,000	McDonald’s Corp.	A	5.80%	10/15/2017	N/A	464,409
300,000	Starbucks Corp.	A–	6.25%	08/15/2017	N/A	364,332
300,000	Target Corp.	A+	5.38%	05/01/2017	N/A	354,076
608,000	Wal-Mart Stores, Inc.	AA	5.38%	04/05/2017	N/A	719,461
						5,235,205

	Software – 0.4%
370,000	Fiserv, Inc.	BBB–	6.80%	11/20/2017	N/A	446,610

	Telecommunications – 3.3%
500,000	AT&T, Inc.	A–	1.60%	02/15/2017	N/A	502,368
300,000	CenturyLink, Inc.	BB	6.00%	04/01/2017	N/A	320,698
500,000	Cisco Systems, Inc.	A+	3.15%	03/14/2017	N/A	544,746
100,000	Qwest Corp.	BBB–	6.50%	06/01/2017	N/A	113,159
500,000	Telefonica Emisiones SAU (Spain)	BBB	6.22%	07/03/2017	N/A	482,630
459,000	Verizon Communications, Inc.	A–	5.50%	04/01/2017	N/A	539,996
681,000	Vodafone Group PLC (United Kingdom)	A–	5.63%	02/27/2017	N/A	797,012
500,000	Vodafone Group PLC (United Kingdom)	A–	1.63%	03/20/2017	N/A	498,391
						3,799,000

	Transportation – 0.9%
330,000	Burlington Northern Santa Fe, LLC	BBB+	5.65%	05/01/2017	N/A	387,611
500,000	Norfolk Southern Corp.	BBB+	7.70%	05/15/2017	N/A	635,828
						1,023,439

	Water – 0.5%
495,000	American Water Capital Corp.	BBB+	6.09%	10/15/2017	N/A	583,638

	Total Corporate Bonds – 98.5%
	(Cost $111,438,852)					113,292,401

See notes to financial statements.
110 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCH Guggenheim BulletShares 2017 Corporate Bond ETF continued

Number of Shares	Description	Value

	Investments of Collateral for Securities Loaned – 0.2%
167,900	BNY Mellon Securities Lending Overnight Fund, 0.2175%(b) (c)
	(Cost $167,900)	$167,900

	Total Investments – 98.7%
	(Cost $111,606,752)	113,460,301
	Other Assets in excess of Liabilities – 1.3%	1,504,471
	Net Assets – 100.0%	$114,964,772

AB – Stock Company

AG – Stock Corporation

ASA – Stock Company

BV – Limited Liability Company

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

PLC – Public Limited Company

SA – Corporation

SAU – Incorporated with Limited Liability

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)	Security, or portion thereof, was on loan at May 31, 2012.

(b)	At May 31, 2012, the total market value of the Fund’s securities on loan was $163,500 and the total market value of the collateral held by the Fund was $167,900.

(c)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 111

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCI Guggenheim BulletShares 2018 Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 97.3%
	Agriculture – 3.8%
$100,000	Altria Group, Inc.	BBB	9.70%	11/10/2018	N/A	$137,680
75,000	Philip Morris International, Inc.	A	5.65%	05/16/2018	N/A	90,440
						228,120

	Banks – 16.9%
200,000	Bank of America Corp., Series MTNL	A–	5.65%	05/01/2018	N/A	208,590
75,000	Citigroup, Inc.	A–	6.13%	05/15/2018	N/A	81,721
100,000	Credit Suisse New York (Switzerland)	BBB+	6.00%	02/15/2018	N/A	106,447
150,000	Goldman Sachs Group, Inc.	A–	5.95%	01/18/2018	N/A	156,859
75,000	Goldman Sachs Group, Inc.	A–	6.15%	04/01/2018	N/A	78,399
75,000	JPMorgan Chase & Co.	A	6.00%	01/15/2018	N/A	84,291
100,000	Morgan Stanley, Series MTN	A–	6.63%	04/01/2018	N/A	101,625
100,000	UBS AG, Series BKNT (Switzerland)	A	5.75%	04/25/2018	N/A	109,673
75,000	Wachovia Corp.	A+	5.75%	02/01/2018	N/A	86,985
						1,014,590

	Beverages – 2.2%
100,000	PepsiCo, Inc.	A–	7.90%	11/01/2018	N/A	134,269

	Chemicals – 4.9%
130,000	CF Industries, Inc.	BB+	6.88%	05/01/2018	N/A	155,025
110,000	EI du Pont de Nemours & Co.	A	6.00%	07/15/2018	N/A	136,440
						291,465

	Computers – 2.4%
130,000	Computer Sciences Corp.	BBB	6.50%	03/15/2018	N/A	140,400

	Diversified Financial Services – 10.9%
75,000	American Express Co.	BBB+	7.00%	03/19/2018	N/A	92,421
40,000	Bear JPM	A	7.25%	02/01/2018	N/A	47,217
75,000	General Electric Capital Corp.	AA+	5.63%	05/01/2018	N/A	85,341
100,000	John Deere Capital Corp., Series MTN	A	5.75%	09/10/2018	N/A	121,873
75,000	Merrill Lynch & Co., Inc., Series MTN	A–	6.88%	04/25/2018	N/A	82,513
100,000	Merrill Lynch & Co., Inc.	A–	6.88%	11/15/2018	N/A	109,670
24,000	National Rural Utilities Cooperative Finance Corp.	A+	10.38%	11/01/2018	N/A	35,042
75,000	SLM Corp., Series MTN	BBB–	8.45%	06/15/2018	N/A	79,500
						653,577

	Electric – 6.2%
20,000	Commonwealth Edison	A–	5.80%	03/15/2018	N/A	24,254
70,000	Consolidated Edison Co. of New York, Inc., Series 08-A	A–	5.85%	04/01/2018	N/A	85,624
100,000	Dominion Resources, Inc.	A–	6.40%	06/15/2018	N/A	122,354
70,000	NiSource Finance Corp.	BBB–	6.40%	03/15/2018	N/A	82,556
50,000	Northern States Power Co.	A	5.25%	03/01/2018	N/A	59,831
						374,619

	Electronics – 2.4%
120,000	Royal Philips Electronics NV (Netherlands)	A–	5.75%	03/11/2018	N/A	141,559

	Food – 3.1%
75,000	Kraft Foods, Inc.	BBB–	6.13%	02/01/2018	N/A	89,493
80,000	Kraft Foods, Inc.	BBB–	6.13%	08/23/2018	N/A	96,623
						186,116

See notes to financial statements.
112 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCI Guggenheim BulletShares 2018 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Health Care Services – 2.0%
$100,000	UnitedHealth Group, Inc.	A–	6.00%	02/15/2018	N/A	$121,875

	Insurance – 7.3%
100,000	American International Group, Inc., Series MTN	A–	5.85%	01/16/2018	N/A	109,900
100,000	American International Group, Inc.	A–	8.25%	08/15/2018	N/A	120,547
75,000	Berkshire Hathaway Finance Corp.	AA+	5.40%	05/15/2018	N/A	88,647
100,000	MetLife, Inc., Series A	A–	6.82%	08/15/2018	N/A	121,457
						440,551

	Media – 1.5%
75,000	Time Warner Cable, Inc.	BBB	6.75%	07/01/2018	N/A	90,992

	Oil & Gas – 2.6%
75,000	Suncor, Inc. (Canada)	BBB+	6.10%	06/01/2018	N/A	89,494
60,000	Transocean, Inc. (Cayman Islands)	BBB–	6.00%	03/15/2018	N/A	67,698
						157,192

	Oil & Gas Services – 2.2%
100,000	Baker Hughes, Inc.	A	7.50%	11/15/2018	N/A	132,069

	Pharmaceuticals – 4.0%
100,000	GlaxoSmithKline Capital, Inc.	A+	5.65%	05/15/2018	N/A	120,391
100,000	Johnson & Johnson	AAA	5.15%	07/15/2018	N/A	121,922
						242,313

	Pipelines – 1.2%
20,000	Kinder Morgan Energy Partners, LP	BBB	5.95%	02/15/2018	N/A	23,334
40,000	TransCanada PipeLines Ltd. (Canada)	A–	6.50%	08/15/2018	N/A	50,397
						73,731

	Real Estate Investment Trusts – 3.7%
100,000	Boston Properties, LP	A–	3.70%	11/15/2018	08/15/18 @ 100	104,581
100,000	Simon Property Group, LP	A–	6.13%	05/30/2018	N/A	119,149
						223,730

	Retail – 2.9%
70,000	Nordstrom, Inc.	A–	6.25%	01/15/2018	N/A	85,113
70,000	Wal-Mart Stores, Inc.	AA	5.80%	02/15/2018	N/A	85,406
						170,519

	Software – 2.2%
110,000	Oracle Corp.	A+	5.75%	04/15/2018	N/A	133,552

	Telecommunications – 12.5%
75,000	AT&T, Inc.	A–	5.50%	02/01/2018	N/A	88,771
100,000	British Telecommunications PLC (United Kingdom)	BBB	5.95%	01/15/2018	N/A	116,163
100,000	Cellco Partnership / Verizon Wireless Capital, LLC	A–	8.50%	11/15/2018	N/A	136,972
100,000	Rogers Communications, Inc. (Canada)	BBB	6.80%	08/15/2018	N/A	123,463
60,000	Verizon Communications, Inc.	A–	6.10%	04/15/2018	N/A	73,002
75,000	Verizon Communications, Inc.	A–	8.75%	11/01/2018	N/A	102,664
100,000	Virgin Media Secured Finance PLC (United Kingdom)	BBB–	6.50%	01/15/2018	01/15/14 @ 103	109,500
						750,535

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 113

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCI Guggenheim BulletShares 2018 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Transportation – 2.4%
$120,000	CSX Corp.	BBB	6.25%	03/15/2018	N/A	$144,817

	Total Corporate Bonds – 97.3%
	(Cost $5,859,461)					5,846,591

	Total Investments – 97.3%
	(Cost $5,859,461)					5,846,591
	Other Assets in excess of Liabilities – 2.7%					164,214
	Net Assets – 100.0%					$6,010,805

AG – Stock Corporation

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

NV – Publicly Traded Company

PLC – Public Limited Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

See notes to financial statements.
114 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCJ Guggenheim BulletShares 2019 Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 97.2%
	Aerospace & Defense – 4.7%
$100,000	Boeing Co.	A	6.00%	03/15/2019	N/A	$125,774
100,000	Lockheed Martin Corp.	A–	4.25%	11/15/2019	N/A	112,579
150,000	United Technologies Corp.	A	6.13%	02/01/2019	N/A	186,313
						424,666

	Agriculture – 3.6%
150,000	Altria Group, Inc.	BBB	9.25%	08/06/2019	N/A	206,383
100,000	Lorillard Tobacco Co.	BBB–	8.13%	06/23/2019	N/A	124,876
						331,259

	Banks – 14.4%
100,000	Bank of America Corp.	A–	7.63%	06/01/2019	N/A	114,467
200,000	Barclays Bank PLC (United Kingdom)	A+	6.75%	05/22/2019	N/A	230,709
150,000	Citigroup, Inc.	A–	8.50%	05/22/2019	N/A	183,966
100,000	Credit Suisse New York (Switzerland)	A+	5.30%	08/13/2019	N/A	112,124
150,000	Goldman Sachs Group, Inc.	A–	7.50%	02/15/2019	N/A	170,595
150,000	JPMorgan Chase & Co.	A	6.30%	04/23/2019	N/A	174,540
100,000	Morgan Stanley	A–	7.30%	05/13/2019	N/A	103,813
100,000	Morgan Stanley, Series MTN	A–	5.63%	09/23/2019	N/A	95,554
100,000	National City Corp.	BBB+	6.88%	05/15/2019	N/A	122,894
						1,308,662

	Beverages – 4.9%
150,000	Anheuser-Busch InBev Worldwide, Inc.	A	7.75%	01/15/2019	N/A	198,730
100,000	Anheuser-Busch InBev Worldwide, Inc.	A	6.88%	11/15/2019	N/A	129,746
100,000	Bottling Group, LLC	A	5.13%	01/15/2019	N/A	119,021
						447,497

	Chemicals – 2.6%
150,000	Dow Chemical Co.	BBB	8.55%	05/15/2019	N/A	198,678
30,000	Lubrizol Corp.	AA+	8.88%	02/01/2019	N/A	41,982
						240,660

	Cosmetics & Personal Care – 1.0%
80,000	Procter & Gamble Co.	AA–	4.70%	02/15/2019	N/A	95,655

	Diversified Financial Services – 6.4%
150,000	American Express Co.	BBB+	8.13%	05/20/2019	N/A	200,348
150,000	General Electric Capital Corp., Series GMTN	AA+	6.00%	08/07/2019	N/A	176,351
100,000	International Lease Finance Corp.	BBB–	6.25%	05/15/2019	N/A	100,025
100,000	Jefferies Group, Inc.	BBB	8.50%	07/15/2019	N/A	106,500
						583,224

	Electric – 4.1%
100,000	Dominion Resources, Inc.	A–	8.88%	01/15/2019	N/A	137,995
100,000	Exelon Generation Co., LLC	BBB	5.20%	10/01/2019	N/A	112,577
100,000	Progress Energy Carolina	A	5.30%	01/15/2019	N/A	120,648
						371,220

	Electronics – 1.3%
100,000	Honeywell International, Inc.	A	5.00%	02/15/2019	N/A	120,409

	Environmental Control – 1.3%
100,000	Republic Services, Inc.	BBB	5.50%	09/15/2019	N/A	116,765

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 115

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCJ Guggenheim BulletShares 2019 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Food – 1.3%
$100,000	General Mills, Inc.	BBB+	5.65%	02/15/2019	N/A	$121,745

	Forest Products & Paper – 2.2%
150,000	International Paper Co.	BBB	9.38%	05/15/2019	N/A	200,997

	Health Care Products – 1.3%
100,000	Carefusion Corp.	BBB	6.38%	08/01/2019	N/A	119,205

	Insurance – 5.6%
100,000	Aflac, Inc.	A–	8.50%	05/15/2019	N/A	132,436
100,000	Allstate Corp.	A–	7.45%	05/16/2019	N/A	128,696
100,000	MetLife, Inc.	A–	7.72%	02/15/2019	N/A	127,330
100,000	Prudential Financial, Inc., Series MTND	A	7.38%	06/15/2019	N/A	122,177
						510,639

	Media – 4.9%
100,000	DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc.	BBB	5.88%	10/01/2019	N/A	115,533
100,000	Time Warner Cable, Inc.	BBB	8.75%	02/14/2019	N/A	132,653
150,000	Time Warner Cable, Inc.	BBB	8.25%	04/01/2019	N/A	196,032
						444,218

	Mining – 1.2%
100,000	Alcoa, Inc.	BBB–	5.72%	02/23/2019	N/A	106,907

	Oil & Gas – 13.3%
100,000	BP Capital Markets PLC (United Kingdom)	A	4.75%	03/10/2019	N/A	113,685
150,000	Chevron Corp.	AA	4.95%	03/03/2019	N/A	182,269
80,000	ConocoPhillips	A	5.75%	02/01/2019	N/A	98,521
100,000	Hess Corp.	BBB	8.13%	02/15/2019	N/A	130,126
100,000	Husky Energy, Inc. (Canada)	BBB+	7.25%	12/15/2019	N/A	125,191
100,000	Noble Energy, Inc.	BBB	8.25%	03/01/2019	N/A	129,297
150,000	Shell International Finance BV (Netherlands)	AA	4.30%	09/22/2019	N/A	174,696
100,000	Talisman Energy, Inc. (Canada)	BBB	7.75%	06/01/2019	N/A	125,055
100,000	Valero Energy Corp.	BBB	9.38%	03/15/2019	N/A	132,499
						1,211,339

	Oil & Gas Services – 1.4%
100,000	Weatherford International Ltd. (Bermuda)	BBB	9.63%	03/01/2019	N/A	131,991

	Pharmaceuticals – 4.1%
150,000	Merck & Co., Inc.	AA	5.00%	06/30/2019	N/A	181,009
150,000	Pfizer, Inc.	AA	6.20%	03/15/2019	N/A	189,578
						370,587

	Pipelines – 0.9%
60,000	TransCanada PipeLines Ltd. (Canada)	A–	7.13%	01/15/2019	N/A	77,467

	Real Estate Investment Trusts – 2.8%
100,000	Boston Properties, LP	A–	5.88%	10/15/2019	N/A	115,466
100,000	Simon Property Group, LP	A–	10.35%	04/01/2019	N/A	140,833
						256,299

	Retail – 1.4%
100,000	CVS Caremark Corp.	BBB+	6.60%	03/15/2019	N/A	126,302

See notes to financial statements.
116 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCJ Guggenheim BulletShares 2019 Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Software – 3.3%
$100,000	Microsoft Corp.	AAA	4.20%	06/01/2019	N/A	$117,525
150,000	Oracle Corp.	A+	5.00%	07/08/2019	N/A	179,557
						297,082

	Telecommunications – 7.9%
150,000	AT&T, Inc.	A–	5.80%	02/15/2019	N/A	182,864
100,000	France Telecom SA (France)	A–	5.38%	07/08/2019	N/A	113,461
100,000	Nokia Corp. (Finland)	BB+	5.38%	05/15/2019	N/A	81,729
100,000	Telecom Italia Capital SA (Luxembourg)	BBB	7.18%	06/18/2019	N/A	100,125
100,000	Verizon Communications, Inc.	A–	6.35%	04/01/2019	N/A	125,397
100,000	Vodafone Group PLC (United Kingdom)	A–	5.45%	06/10/2019	N/A	120,260
						723,836

	Transportation – 1.3%
100,000	United Parcel Service, Inc.	AA–	5.13%	04/01/2019	N/A	121,576

	Total Corporate Bonds – 97.2%
	(Cost $8,765,172)					8,860,207

	Total Investments – 97.2%
	(Cost $8,765,172)					8,860,207
	Other Assets in excess of Liabilities – 2.8%					259,285
	Net Assets – 100.0%					$9,119,492
BV – Limited Liability Company

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 117

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCK Guggenheim BulletShares 2020 Corporate Bond ETF

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 97.6%
	Aerospace & Defense – 4.4%
$100,000	Boeing Co.	A	4.88%	02/15/2020	N/A	$120,922
100,000	Raytheon Co.	A–	3.13%	10/15/2020	N/A	105,422
150,000	United Technologies Corp.	A	4.50%	04/15/2020	N/A	173,196
						399,540

	Agriculture – 2.6%
100,000	Lorillard Tobacco Co.	BBB–	6.88%	05/01/2020	N/A	118,683
100,000	Philip Morris International, Inc.	A	4.50%	03/26/2020	N/A	115,910
						234,593

	Banks – 25.0%
200,000	Bank of America Corp.	A–	5.63%	07/01/2020	N/A	207,471
150,000	Barclays Bank PLC (United Kingdom)	A+	5.13%	01/08/2020	N/A	161,102
100,000	Barclays Bank PLC (United Kingdom)	BBB+	5.14%	10/14/2020	N/A	95,926
150,000	Citigroup, Inc.	A–	5.38%	08/09/2020	N/A	161,491
150,000	Credit Suisse (Switzerland)	BBB+	5.40%	01/14/2020	N/A	152,563
250,000	Credit Suisse, Series MTN (Switzerland)	A+	4.38%	08/05/2020	N/A	265,503
150,000	Goldman Sachs Group, Inc.	A–	5.38%	03/15/2020	N/A	152,850
150,000	Goldman Sachs Group, Inc.	A–	6.00%	06/15/2020	N/A	157,741
100,000	HSBC USA, Inc.	A–	5.00%	09/27/2020	N/A	100,703
150,000	JPMorgan Chase & Co.	A	4.40%	07/22/2020	N/A	157,470
200,000	JPMorgan Chase & Co.	A	4.25%	10/15/2020	N/A	207,768
100,000	Morgan Stanley, Series GMTN	A–	5.50%	01/26/2020	N/A	94,129
100,000	Morgan Stanley	A–	5.50%	07/24/2020	N/A	93,839
150,000	PNC Funding Corp.	A–	5.13%	02/08/2020	N/A	173,313
100,000	Royal Bank of Scotland PLC (United Kingdom)	A	5.63%	08/24/2020	N/A	102,906
						2,284,775

	Beverages – 7.6%
150,000	Anheuser-Busch InBev Worldwide, Inc.	A	5.38%	01/15/2020	N/A	180,928
130,000	Anheuser-Busch InBev Worldwide, Inc.	A	5.00%	04/15/2020	N/A	154,131
100,000	Coca-Cola Co.	A+	3.15%	11/15/2020	N/A	107,804
130,000	PepsiCo, Inc.	A–	4.50%	01/15/2020	N/A	148,254
100,000	PepsiCo, Inc.	A–	3.13%	11/01/2020	N/A	104,827
						695,944

	Biotechnology – 1.9%
100,000	Amgen, Inc.	A+	3.45%	10/01/2020	N/A	102,732
60,000	Life Technologies Corp.	BBB	6.00%	03/01/2020	N/A	71,094
						173,826

	Chemicals – 3.0%
150,000	Dow Chemical Co.	BBB	4.25%	11/15/2020	08/15/20 @ 100	160,083
100,000	El du Pont de Nemours & Co.	A	4.63%	01/15/2020	N/A	118,020
						278,103

	Computers – 1.1%
100,000	Hewlett-Packard Co.	BBB+	3.75%	12/01/2020	N/A	99,532

See notes to financial statements.
118 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCK Guggenheim BulletShares 2020 Corporate Bond ETF continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value

	Diversified Financial Services – 6.8%
$100,000	Aon Corp.	BBB+	5.00%	09/30/2020	N/A	$113,639
150,000	General Electric Capital Corp.	AA+	5.50%	01/08/2020	N/A	171,942
100,000	General Electric Capital Corp., Series MTN	AA+	4.38%	09/16/2020	N/A	108,068
100,000	General Electric Capital Corp., Series MTN	AA+	5.55%	05/04/2020	N/A	115,067
100,000	International Lease Finance Corp.	BBB–	8.25%	12/15/2020	N/A	111,750
						620,466

	Electric – 1.8%
150,000	Pacific Gas & Electric	BBB	3.50%	10/01/2020	07/01/20 @ 100	161,730

	Food – 3.8%
100,000	Kellogg Co.	BBB+	4.00%	12/15/2020	N/A	108,691
200,000	Kraft Foods, Inc.	BBB–	5.38%	02/10/2020	N/A	236,802
						345,493

	Health Care Products – 2.4%
100,000	Becton Dickinson and Co.	A+	3.25%	11/12/2020	N/A	106,574
100,000	Boston Scientific Corp.	BBB–	6.00%	01/15/2020	N/A	118,815
						225,389

	Insurance – 2.5%
100,000	American International Group, Inc.	A–	6.40%	12/15/2020	N/A	112,390
100,000	Prudential Financial, Inc.	A	5.38%	06/21/2020	N/A	113,008
						225,398

	Internet – 1.1%
100,000	Expedia, Inc.	BBB–	5.95%	08/15/2020	N/A	106,142

	Media – 6.9%
100,000	Comcast Corp.	BBB+	5.15%	03/01/2020	N/A	116,965
100,000	Discovery Communications LLC	BBB	5.05%	06/01/2020	N/A	114,199
150,000	NBCUniversal Media LLC	BBB+	5.15%	04/30/2020	N/A	174,197
100,000	Time Warner Cable, Inc.	BBB	5.00%	02/01/2020	N/A	112,240
100,000	Time Warner, Inc.	BBB	4.88%	03/15/2020	N/A	112,880
						630,481

	Mining – 1.4%
120,000	Alcoa, Inc.	BBB–	6.15%	08/15/2020	N/A	129,719

	Oil & Gas – 6.9%
150,000	BP Capital Markets PLC (United Kingdom)	A	4.50%	10/01/2020	N/A	167,922
150,000	Shell International Finance BV (Netherlands)	AA	4.38%	03/25/2020	N/A	175,801
150,000	Total Capital SA (France)	AA–	4.45%	06/24/2020	N/A	171,154
100,000	Transocean, Inc. (Cayman Islands)	BBB–	6.50%	11/15/2020	N/A	115,937
						630,814

	Oil & Gas Services – 1.2%
100,000	Weatherford International Ltd. (Bermuda)	BBB	5.13%	09/15/2020	N/A	108,258

	Pharmaceuticals – 1.2%
100,000	Abbott Laboratories	AA	4.13%	05/27/2020	N/A	114,763

	Pipelines – 3.1%
100,000	Enterprise Products Operating LLC	BBB	5.20%	09/01/2020	N/A	114,263
150,000	Williams Partners, LP	BBB	5.25%	03/15/2020	N/A	169,858
						284,121

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 119

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSCK Guggenheim BulletShares 2020 Corporate Bond ETF continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value

	Real Estate Investment Trusts – 3.5%
$150,000	Boston Properties, LP	A–	5.63%	11/15/2020	08/15/20 @ 100	$175,337
120,000	Simon Property Group, LP	A–	5.65%	02/01/2020	11/01/19 @ 100	141,647
						316,984

	Retail – 5.4%
50,000	Home Depot, Inc.	A–	3.95%	09/15/2020	06/15/20 @ 100	55,965
100,000	Target Corp.	A+	3.88%	07/15/2020	N/A	110,927
150,000	Wal-Mart Stores, Inc.	AA	3.63%	07/08/2020	N/A	164,770
150,000	Wal-Mart Stores, Inc.	AA	3.25%	10/25/2020	N/A	160,991
						492,653

	Software – 1.2%
100,000	Adobe Systems, Inc.	BBB+	4.75%	02/01/2020	N/A	112,725

	Telecommunications – 2.8%
150,000	Cisco Systems, Inc.	A+	4.45%	01/15/2020	N/A	173,587
90,000	Telefonica Emisiones SAU (Spain)	BBB	5.13%	04/27/2020	N/A	79,664
						253,251

	Total Corporate Bonds – 97.6%
	(Cost $8,802,479)					8,924,700
	Other Assets in excess of Liabilities – 2.4%					223,038
	Net Assets – 100.0%					$9,147,738

BV – Limited Liability Company

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

PLC – Public Limited Company

SA – Corporation

SAU – Limited Liability Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

See notes to financial statements.
120 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSJC Guggenheim BulletShares 2012 High Yield Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 75.1%
	Aerospace & Defense – 1.5%
$1,000,000	Sequa Corp.(a)	CCC	11.75%	12/01/2015	12/01/12 @ 103	$1,066,250

	Airlines – 1.6%
700,000	Air Canada (Canada)(a)	B+	9.25%	08/01/2015	08/01/13 @ 105	680,750
399,000	American Airlines, Inc.(b)	NR	10.50%	10/15/2012	N/A	421,943
						1,102,693

	Banks – 6.6%
2,092,000	Ally Financial, Inc.	B+	6.88%	08/28/2012	N/A	2,107,395
2,117,000	Ally Financial, Inc., Series *	B+	6.88%	08/28/2012	N/A	2,140,816
437,000	Ally Financial, Inc., Series SMN	B+	7.00%	10/15/2012	N/A	436,496
						4,684,707

	Building Materials – 0.7%
500,000	Norbord, Inc. (Canada)(c)	BB–	7.25%	07/01/2012	N/A	501,875

	Chemicals – 1.5%
1,000,000	Momentive Performance Materials, Inc.	CCC	12.50%	06/15/2014	12/15/12 @ 103	1,052,500

	Commercial Services – 1.4%
950,000	Laureate Education, Inc.(a)	CCC+	12.75%	08/15/2017	08/15/13 @ 104	1,011,750

	Computers – 3.0%
2,100,000	SunGard Data Systems, Inc.	B–	10.25%	08/15/2015	08/15/12 @ 102	2,168,250

	Diversified Financial Services – 8.4%
2,000,000	E*TRADE Financial Corp.	B–	12.50%	11/30/2017	11/30/12 @ 113	2,305,000
2,525,000	Ford Motor Credit Co., LLC	BB+	7.80%	06/01/2012	N/A	2,525,000
200,000	International Lease Finance Corp.(c)	BBB–	5.00%	09/15/2012	N/A	201,500
200,000	Springleaf Finance Corp., Series MTN	CCC	5.90%	09/15/2012	N/A	199,000
750,000	Springleaf Finance Corp., Series MTNH	CCC	5.38%	10/01/2012	N/A	740,625
						5,971,125

	Environmental Control – 1.9%
1,300,000	Clean Harbors, Inc.	BB+	7.63%	08/15/2016	08/15/13 @ 102	1,365,000

	Food – 0.7%
500,000	ARAMARK Corp.	B–	5.00%	06/01/2012	N/A	500,000

	Forest Products & Paper – 1.1%
700,000	PE Paper Escrow GmbH (Austria)(a)	BB	12.00%	08/01/2014	08/01/13 @ 100	752,500

	Health Care Products – 8.3%
1,100,000	Bausch & Lomb, Inc.	B	9.88%	11/01/2015	11/01/12 @ 102	1,157,750
1,600,000	Biomet, Inc.	B–	10.00%	10/15/2017	10/15/12 @ 105	1,710,000
2,850,000	Biomet, Inc.	B–	11.63%	10/15/2017	10/15/12 @ 106	3,035,250
						5,903,000

	Health Care Services – 3.0%
2,067,000	HCA, Inc.	B–	6.30%	10/01/2012	N/A	2,098,005

	Home Builders – 1.1%
750,000	Beazer Homes USA, Inc.	B	12.00%	10/15/2017	10/15/12 @ 106	811,875

	Household Products & Housewares – 2.3%
1,500,000	Jarden Corp.	B	7.50%	05/01/2017	N/A	1,665,000

	Iron & Steel – 0.7%
500,000	Steel Dynamics, Inc.	BB+	7.38%	11/01/2012	N/A	508,750

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 121

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSJC Guggenheim BulletShares 2012 High Yield Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Leisure Time – 2.1%
$900,000	Brunswick Corp.(a)	BB–	11.25%	11/01/2016	11/01/13 @ 106	$1,055,250
400,000	Easton-Bell Sports, Inc.	B–	9.75%	12/01/2016	12/01/12 @ 107	439,000
						1,494,250

	Lodging – 3.1%
2,208,000	MGM Resorts International	B–	6.75%	09/01/2012	N/A	2,234,220

	Media – 8.8%
500,113	CCH II, LLC	B	13.50%	11/30/2016	11/30/12 @ 107	561,377
4,300,000	Clear Channel Worldwide Holdings, Inc., Series B	B	9.25%	12/15/2017	12/15/12 @ 107	4,644,000
1,000,000	Clear Channel Worldwide Holdings, Inc.	B	9.25%	12/15/2017	12/15/12 @ 107	1,075,000
						6,280,377

	Office & Business Equipment – 2.6%
1,750,000	CDW, LLC / CDW Finance Corp.	CCC+	12.54%	10/12/2017	10/15/12 @ 106	1,881,250

	Oil & Gas – 1.9%
1,333,000	Tesoro Corp.	BB+	6.25%	11/01/2012	N/A	1,347,996

	Packaging & Containers – 1.5%
1,000,000	Berry Plastics Corp.	B	8.25%	11/15/2015	11/15/12 @ 104	1,062,500

	Pipelines – 3.9%
2,710,000	Kinder Morgan Kansas, Inc.	BB	6.50%	09/01/2012	N/A	2,740,515

	Real Estate – 0.7%
500,000	Interval Acquisition Corp.	BB+	9.50%	09/01/2016	09/01/12 @ 100	507,500

	Retail – 5.0%
1,000,000	HSN, Inc.	BB	11.25%	08/01/2016	08/01/13 @ 103	1,072,510
1,000,000	Michaels Stores, Inc.	CCC+	11.38%	11/01/2016	11/01/12 @ 104	1,067,510
1,300,000	Wendy’s Co.	B+	10.00%	07/15/2016	07/15/13 @ 105	1,410,513
						3,550,533

	Software – 0.4%
250,000	JDA Software Group, Inc.	BB–	8.00%	12/15/2014	12/15/12 @ 104	268,125

	Telecommunications – 1.3%
932,000	Cricket Communications, Inc.(c)	CCC+	10.00%	07/15/2015	07/15/13 @ 103	957,630

	Total Corporate Bonds – 75.1%
	(Cost $53,372,627)					53,488,176

	U.S. Treasury Securities – 20.0%
14,200,000	U.S. Treasury Bill(d)	NR	0.00%	07/19/2012	N/A	14,199,389
	(Cost $14,198,854)

See notes to financial statements.
122 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSJC Guggenheim BulletShares 2012 High Yield Corporate Bond ETF continued

Number
of Shares	Description	Value

	Investments of Collateral for Securities Loaned – 1.2%
874,440	BNY Mellon Securities Lending Overnight Fund, 0.2175%(e) (f)
	(Cost $874,440)	$874,440

	Total Investments – 96.3%
	(Cost $68,445,921)	68,562,005
	Other Assets in excess of Liabilities – 3.7%	2,617,101
	Net Assets – 100.0%	$71,179,106

LLC – Limited Liability Company

N/A- Not Applicable

GmbH – Limited Liability

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. Although not rated, U.S. Treasury Securities have an implied rating of AAA/Aaa. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $4,566,500, which represents 6.4% of net assets.

(b)	Non-income producing as security is in default.

(c)	Security, or portion thereof, was on loan at May 31, 2012.

(d)	Zero coupon bond.

(e)	At May 31, 2012, the total market value of the Fund’s securities on loan was $852,635 and the total market value of the collateral held by the Fund was $874,440.

(f)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
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BSJD Guggenheim BulletShares 2013 High Yield Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 97.3%
	Advertising – 0.7%
$1,000,000	MDC Partners, Inc. (Canada)	B+	11.00%	11/01/2016	11/01/13 @ 106	$1,085,000

	Aerospace & Defense – 2.1%
1,800,000	BE Aerospace, Inc.	BB	8.50%	07/01/2018	07/01/13 @ 104	1,971,000
1,000,000	Spirit Aerosystems, Inc.	BB–	7.50%	10/01/2017	10/01/13 @ 104	1,075,000
						3,046,000

	Airlines – 0.8%
1,012,000	United Air Lines, Inc.(a)	BB–	9.88%	08/01/2013	02/01/13 @ 100	1,047,420
100,000	United Air Lines, Inc.(a)	B–	12.00%	11/01/2013	02/01/13 @ 100	105,625
						1,153,045

	Apparel – 0.5%
625,000	Hanesbrands, Inc.	BB–	8.00%	12/15/2016	12/15/13 @ 104	688,281

	Auto Parts & Equipment – 0.3%
400,000	TRW Automotive, Inc.(a)	BB+	8.88%	12/01/2017	12/01/13 @ 104	448,000

	Banks – 1.8%
2,100,000	Ally Financial, Inc.	B+	7.50%	12/31/2013	N/A	2,231,250
400,000	Synovus Financial Corp.	B–	4.88%	02/15/2013	N/A	401,000
						2,632,250

	Beverages – 0.7%
1,000,000	Cott Beverages, Inc.	B	8.38%	11/15/2017	11/15/13 @ 104	1,082,500

	Chemicals – 1.5%
1,125,000	NOVA Chemicals Corp. (Canada)	BB	8.38%	11/01/2016	11/01/13 @ 104	1,244,531
850,000	Solutia, Inc.	BB–	8.75%	11/01/2017	11/01/13 @ 104	960,500
						2,205,031

	Coal – 1.8%
1,700,000	Arch Coal, Inc.(b)	B–	8.75%	08/01/2016	08/01/13 @ 104	1,640,500
1,000,000	Cloud Peak Energy Resources, LLC / Cloud Peak Energy Finance Corp.	BB–	8.25%	12/15/2017	12/15/13 @ 104	1,027,500
						2,668,000

	Commercial Services – 2.3%
1,225,000	Corrections Corp. of America	BB	7.75%	06/01/2017	06/01/13 @ 104	1,326,063
125,000	Geo Group, Inc.	B+	7.75%	10/15/2017	10/15/13 @ 104	134,062
700,000	PHH Corp.	BB–	7.13%	03/01/2013	N/A	714,000
1,050,000	United Rentals North America, Inc.	B	10.88%	06/15/2016	06/15/13 @ 105	1,173,375
						3,347,500

	Diversified Financial Services – 3.1%
300,000	International Lease Finance Corp., Series MTN	BBB–	5.25%	01/10/2013	N/A	304,125
650,000	International Lease Finance Corp.	BBB–	6.38%	03/25/2013	N/A	665,437
660,000	International Lease Finance Corp., Series MTN	BBB–	5.63%	09/20/2013	N/A	672,375
2,525,000	National Money Mart Co. (Canada)	B+	10.38%	12/15/2016	12/15/13 @ 105	2,802,750
						4,444,687

	Electric – 2.4%
2,200,000	Calpine Construction Finance Co., LP / CCFC Finance Corp.(a)	BB	8.00%	06/01/2016	06/01/13 @ 104	2,370,500
1,000,000	North American Energy Alliance, LLC / North American Energy Alliance Finance Corp.	B+	10.88%	06/01/2016	06/01/13 @ 105	1,100,000
						3,470,500

See notes to financial statements.
124 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSJD Guggenheim BulletShares 2013 High Yield Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Entertainment – 5.2%
$1,610,000	Pinnacle Entertainment, Inc.	BB–	8.63%	08/01/2017	08/01/13 @ 104	$1,754,900
500,000	Speedway Motorsports, Inc.	BB	8.75%	06/01/2016	06/01/13 @ 104	540,000
4,125,000	WMG Acquisition Corp.	BB–	9.50%	06/15/2016	06/15/13 @ 105	4,424,062
700,000	Yonkers Racing Corp.(a)	B+	11.38%	07/15/2016	07/15/13 @ 106	747,250
						7,466,212

	Food – 1.6%
2,125,000	Ingles Markets, Inc.	BB–	8.88%	05/15/2017	05/15/13 @ 104	2,310,938
54,000	Smithfield Foods, Inc., Series B	BB	7.75%	05/15/2013	N/A	56,430
						2,367,368

	Forest Products & Paper – 0.5%
600,000	Boise Paper Holdings, LLC / Boise Finance Co.	BB	9.00%	11/01/2017	11/01/13 @ 105	664,500

	Gas – 1.2%
1,600,000	Sabine Pass LNG, LP	BB–	7.25%	11/30/2013	N/A	1,676,000

	Health Care Services – 3.5%
1,125,000	American Renal Holdings Co., Inc.	B	8.38%	05/15/2018	05/15/13 @ 104	1,186,875
2,150,000	HCA, Inc.	B–	6.25%	02/15/2013	N/A	2,203,750
1,650,000	HCA, Inc.	B–	6.75%	07/15/2013	N/A	1,718,063
						5,108,688

	Holding Companies-Diversified – 1.6%
1,275,000	Leucadia National Corp.(b)	BB+	7.00%	08/15/2013	N/A	1,337,156
900,000	Susser Holdings, LLC / Susser Finance Corp.	B+	8.50%	05/15/2016	05/15/13 @ 104	970,875
						2,308,031

	Household Products & Housewares – 0.6%
800,000	Jarden Corp.	BB–	8.00%	05/01/2016	05/01/13 @ 104	870,000

	Internet – 0.8%
1,000,000	Zayo Group, LLC / Zayo Capital, Inc.	B	10.25%	03/15/2017	03/15/13 @ 105	1,117,500

	Iron & Steel – 0.1%
125,000	Commercial Metals Co.	BB+	5.63%	11/15/2013	N/A	128,750

	Leisure Time – 1.0%
1,215,000	NCL Corp. Ltd. (Bermuda)	BB	11.75%	11/15/2016	11/15/13 @ 106	1,403,325

	Lodging – 10.4%
6,700,000	Caesars Entertainment Operating Co., Inc.	B	11.25%	06/01/2017	06/01/13 @ 106	7,152,250
2,000,000	MGM Resorts International	B–	6.75%	04/01/2013	N/A	2,052,500
1,835,000	MGM Resorts International	B+	13.00%	11/15/2013	N/A	2,110,250
2,200,000	MGM Resorts International	B+	11.13%	11/15/2017	05/15/13 @ 106	2,475,000
1,300,000	Starwood Hotels & Resorts Worldwide, Inc.	BBB–	6.25%	02/15/2013	N/A	1,343,009
						15,133,009

	Machinery-Construction & Mining – 0.4%
550,000	Terex Corp.	BB–	10.88%	06/01/2016	06/01/13 @ 105	618,750

	Machinery-Diversified – 2.3%
3,125,000	Case New Holland, Inc.	BB+	7.75%	09/01/2013	N/A	3,335,938

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 125

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BSJD Guggenheim BulletShares 2013 High Yield Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Media – 8.6%
$3,600,000	CCO Holdings, LLC / CCO Holdings Capital Corp.	BB–	7.25%	10/30/2017	10/30/13 @ 105	$3,879,000
3,465,000	CCO Holdings, LLC / CCO Holdings Capital Corp.	BB–	7.88%	04/30/2018	04/30/13 @ 106	3,733,538
1,600,000	DISH DBS Corp.	BB–	7.00%	10/01/2013	N/A	1,692,000
800,000	Liberty Interactive, LLC	BB	5.70%	05/15/2013	N/A	824,000
742,000	Nielsen Finance, LLC / Nielsen Finance Co.	BB–	11.50%	05/01/2016	05/01/13 @ 106	842,170
1,400,000	Videotron Ltee (Canada)	BB	9.13%	04/15/2018	04/15/13 @ 105	1,536,500
						12,507,208

	Mining – 2.6%
3,500,000	Novelis, Inc. (Canada)	B	8.38%	12/15/2017	12/15/13 @ 106	3,710,000

	Miscellaneous Manufacturing – 0.4%
500,000	Trimas Corp.	B	9.75%	12/15/2017	12/15/13 @ 105	548,750

	Oil & Gas – 8.4%
1,875,000	Antero Resources Finance Corp.	B+	9.38%	12/01/2017	12/01/13 @ 105	2,034,375
1,100,000	Bill Barrett Corp.	BB–	9.88%	07/15/2016	07/15/13 @ 105	1,215,500
1,600,000	Chesapeake Energy Corp.(b)	BB–	7.63%	07/15/2013	N/A	1,648,000
1,125,000	Denbury Resources, Inc.	BB	9.75%	03/01/2016	03/01/13 @ 105	1,229,063
800,000	Encore Acquisition Co.	BB	9.50%	05/01/2016	05/01/13 @ 105	876,000
1,625,000	Plains Exploration & Production Co.	BB–	7.63%	06/01/2018	06/01/13 @ 104	1,718,437
2,025,000	Quicksilver Resources, Inc.	B–	11.75%	01/01/2016	07/01/13 @ 106	2,085,750
1,250,000	Range Resources Corp.	BB	7.25%	05/01/2018	05/01/13 @ 104	1,325,000
						12,132,125

	Oil & Gas Services – 0.2%
250,000	Cie Generale de Geophysique - Veritas (France)	BB–	9.50%	05/15/2016	05/15/13 @ 105	270,000

	Packaging & Containers – 3.0%
750,000	Ball Corp.	BB+	7.13%	09/01/2016	09/01/13 @ 104	817,500
1,035,000	Crown Americas, LLC / Crown Americas Capital Corp. II	BB	7.63%	05/15/2017	05/15/13 @ 104	1,122,975
1,150,000	Graphic Packaging International, Inc.	BB+	9.50%	06/15/2017	06/15/13 @ 105	1,276,500
1,033,000	Sealed Air Corp.(a)	BB	5.63%	07/15/2013	N/A	1,074,320
						4,291,295

	Pipelines – 2.0%
2,000,000	Atlas Pipeline Partners, LP / Atlas Pipeline Finance Corp.	B	8.75%	06/15/2018	06/15/13 @ 104	2,130,000
650,000	Regency Energy Partners, LP / Regency Energy Finance Corp.	BB	9.38%	06/01/2016	06/01/13 @ 105	715,000
						2,845,000

	Real Estate – 5.5%
1,500,000	CBRE Services, Inc.	B+	11.63%	06/15/2017	06/15/13 @ 106	1,702,500
3,300,000	Toys “R” Us Property Co. I, LLC	B+	10.75%	07/15/2017	07/15/13 @ 105	3,605,250
2,625,000	Toys “R” Us Property Co. II, LLC	B+	8.50%	12/01/2017	12/01/13 @ 104	2,713,594
						8,021,344

	Real Estate Investment Trusts – 2.2%
1,675,000	DuPont Fabros Technology, LP	BB	8.50%	12/15/2017	12/15/13 @ 104	1,834,125
1,000,000	Host Hotels & Resorts, LP	BB+	9.00%	05/15/2017	05/15/13 @ 105	1,112,500
200,000	iStar Financial, Inc.	B+	8.63%	06/01/2013	N/A	202,000
100,000	iStar Financial, Inc., Series B	B+	5.95%	10/15/2013	N/A	97,000
						3,245,625
See notes to financial statements.
126 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Retail – 2.5%
$500,000	New Albertsons, Inc.	B	7.25%	05/01/2013	N/A	$521,250
289,000	Office Depot, Inc.	CCC+	6.25%	08/15/2013	N/A	299,115
1,600,000	Rite Aid Corp.	B+	9.75%	06/12/2016	06/12/13 @ 105	1,752,000
1,000,000	Toys “R” Us, Inc.(b)	CCC+	7.88%	04/15/2013	N/A	1,020,000
						3,592,365

	Savings & Loans – 0.8%
1,100,000	AmSouth Bank, Series AI	BBB–	4.85%	04/01/2013	N/A	1,108,250

	Semiconductors – 0.4%
600,000	Advanced Micro Devices, Inc.	BB–	8.13%	12/15/2017	12/15/13 @ 104	646,500

	Software – 1.2%
1,550,000	Fidelity National Information Services, Inc.	BB+	7.63%	07/15/2017	07/15/13 @ 106	1,695,313

	Telecommunications – 11.4%
2,500,000	Crown Castle International Corp.	B–	9.00%	01/15/2015	01/15/13 @ 106	2,731,250
2,350,000	Frontier Communications Corp.	BB	6.25%	01/15/2013	N/A	2,414,625
850,000	GeoEye, Inc.	BB–	9.63%	10/01/2015	10/01/13 @ 105	943,500
2,800,000	Nextel Communications, Inc., Series E	B+	6.88%	10/31/2013	N/A	2,814,000
1,600,000	NII Capital Corp.	B+	10.00%	08/15/2016	08/15/13 @ 105	1,672,000
1,200,000	PAETEC Holding Corp.	BB–	8.88%	06/30/2017	06/30/13 @ 104	1,296,000
425,000	Telesat Canada / Telesat, LLC (Canada)	B–	12.50%	11/01/2017	05/01/13 @ 106	477,062
1,700,000	Virgin Media Finance PLC, Series 1 (United Kingdom)	BB–	9.50%	08/15/2016	08/15/13 @ 105	1,891,250
2,200,000	Windstream Corp.	B+	8.13%	08/01/2013	N/A	2,326,500
						16,566,187

	Transportation – 0.9%
1,000,000	Commercial Barge Line Co.	BB–	12.50%	07/15/2017	07/15/13 @ 106	1,137,500
140,000	RailAmerica, Inc.	BB+	9.25%	07/01/2017	07/01/13 @ 105	144,865
						1,282,365

	Total Corporate Bonds – 97.3%
	(Cost $140,758,680)					140,931,192

Number
of Shares	Description	Value

	Exchange Traded Fund – 0.4%
14,000	SPDR Barclays Capital High Yield Bond ETF
	(Cost $543,056)	533,540

	Total Long-Term Investments – 97.7%
	(Cost $141,301,736)	141,464,732

	Investments of Collateral for Securities Loaned – 1.4%
1,958,370	BNY Mellon Securities Lending Overnight Fund, 0.2175%(c) (d)
	(Cost $1,958,370)	1,958,370

	Total Investments – 99.1%
	(Cost $143,260,106)	143,423,102
	Other Assets in excess of Liabilities – 0.9%	1,364,083
	Net Assets – 100.0%	$144,787,185

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 127

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BSJD Guggenheim BulletShares 2013 High Yield Corporate Bond ETF continued

LLC – Limited Liability Company

LNG – Liquefied Natural Gas

LP – Limited Partnership

N/A- Not Applicable

PLC – Public Limited Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $5,793,115, which represents 4.0% of net assets.

(b)	Security, or portion thereof, was on loan at May 31, 2012.

(c)	At May 31, 2012, the total market value of the Fund’s securities on loan was $1,911,194 and the total market value of the collateral held by the Fund was $1,958,370.

(d)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
128 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSJE Guggenheim BulletShares 2014 High Yield Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 97.1%
	Advertising – 1.4%
$300,000	Lamar Media Corp.	BB+	9.75%	04/01/2014	N/A	$338,250
1,000,000	Lamar Media Corp.	BB–	7.88%	04/15/2018	04/15/14 @ 104	1,080,000
						1,418,250

	Aerospace & Defense – 3.6%
750,000	Kratos Defense & Security Solutions, Inc.	B	10.00%	06/01/2017	06/01/14 @ 105	798,750
2,265,000	TransDigm, Inc.	B–	7.75%	12/15/2018	12/15/14 @ 104	2,417,888
400,000	Triumph Group, Inc.	B+	8.63%	07/15/2018	07/15/14 @ 104	442,000
						3,658,638

	Airlines – 0.7%
708,000	Delta Air Lines, Inc.(a)	BB–	9.50%	09/15/2014	09/15/12 @ 105	748,710

	Auto Parts & Equipment – 1.4%
300,000	Affinia Group, Inc.	CCC+	9.00%	11/30/2014	11/30/12 @ 100	303,000
500,000	Lear Corp.	BB	7.88%	03/15/2018	03/15/14 @ 104	548,750
437,000	Meritor, Inc.(b)	B–	10.63%	03/15/2018	03/15/14 @ 105	475,237
100,000	TRW Automotive, Inc.(a)	BB+	7.00%	03/15/2014	N/A	108,000
						1,434,987

	Banks – 6.8%
1,550,000	Ally Financial, Inc.	B+	4.50%	02/11/2014	N/A	1,550,000
1,350,000	Ally Financial, Inc., Series 8	B+	6.75%	12/01/2014	N/A	1,410,750
750,000	Ally Financial, Inc.	B+	6.75%	12/01/2014	N/A	780,692
3,125,000	CIT Group, Inc.(a)	BB–	5.25%	04/01/2014	N/A	3,195,313
						6,936,755

	Beverages – 2.2%
900,000	Constellation Brands, Inc.	BB+	8.38%	12/15/2014	N/A	1,024,875
1,100,000	Cott Beverages, Inc.	B	8.13%	09/01/2018	09/01/14 @ 104	1,190,750
						2,215,625

	Chemicals – 3.2%
1,250,000	Celanese US Holdings, LLC	BB–	6.63%	10/15/2018	10/15/14 @ 103	1,328,125
1,000,000	Georgia Gulf Corp.(a)	BB	9.00%	01/15/2017	01/15/14 @ 105	1,127,500
750,000	NOVA Chemicals Corp. (Canada)	BB	8.63%	11/01/2019	11/01/14 @ 104	841,875
						3,297,500

	Coal – 0.3%
250,000	Cloud Peak Energy Resources, LLC / Cloud Peak Energy Finance Corp.	BB–	8.50%	12/15/2019	12/15/14 @ 104	258,750

	Commercial Services – 5.9%
300,000	Cardtronics, Inc.	BB	8.25%	09/01/2018	09/01/14 @ 104	331,500
400,000	Interactive Data Corp.	B–	10.25%	08/01/2018	08/01/14 @ 105	445,000
1,150,000	Iron Mountain, Inc.	B+	8.38%	08/15/2021	08/15/14 @ 104	1,233,375
500,000	RR Donnelley & Sons Co.	BB+	4.95%	04/01/2014	N/A	510,000
740,000	Service Corp. International	BB–	7.00%	05/15/2019	11/15/14 @ 104	784,400
800,000	TransUnion, LLC / TransUnion Financing Corp.	B–	11.38%	06/15/2018	06/15/14 @ 106	941,000
500,000	UR Merger Sub Corp.	B	10.25%	11/15/2019	11/15/14 @ 105	558,750
1,150,000	UR Merger Sub Corp.	B	9.25%	12/15/2019	12/15/14 @ 105	1,273,625
						6,077,650

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 129

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Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Computers – 1.0%
$500,000	Stream Global Services, Inc.	B+	11.25%	10/01/2014	10/01/12 @ 106	$518,750
525,000	SunGard Data Systems, Inc.	BB	4.88%	01/15/2014	N/A	539,438
						1,058,188

	Diversified Financial Services – 0.3%
250,000	Aircastle Ltd. (Bermuda)	BB+	9.75%	08/01/2018	08/01/14 @ 105	273,125

	Electric – 1.7%
765,000	AES Corp.	BB–	7.75%	03/01/2014	N/A	826,200
900,000	CMS Energy Corp.	BB+	2.75%	05/15/2014	N/A	908,464
						1,734,664

	Electronics – 1.5%
1,350,000	NXP BV / NXP Funding, LLC (Netherlands)(a)	B+	9.75%	08/01/2018	08/01/14 @ 105	1,528,875

	Entertainment – 4.9%
351,000	American Casino & Entertainment Properties, LLC / ACEP Finance Corp.	B+	11.00%	06/15/2014	06/15/13 @ 100	368,550
500,000	Cinemark USA, Inc.	B+	8.63%	06/15/2019	06/15/14 @ 104	546,250
600,000	Isle of Capri Casinos, Inc.	CCC+	7.00%	03/01/2014	N/A	598,500
750,000	Penn National Gaming, Inc.	BB	8.75%	08/15/2019	08/15/14 @ 104	830,625
1,000,000	Regal Cinemas Corp.	B–	8.63%	07/15/2019	07/15/14 @ 104	1,092,500
1,500,000	Regal Entertainment Group(b)	B–	9.13%	08/15/2018	08/15/14 @ 105	1,638,750
						5,075,175

	Food – 1.8%
800,000	JBS USA, LLC / JBS USA Finance, Inc.	BB	11.63%	05/01/2014	N/A	910,000
750,000	TreeHouse Foods, Inc.	BB–	7.75%	03/01/2018	03/01/14 @ 104	811,875
100,000	Tyson Foods, Inc.	BBB–	10.50%	03/01/2014	N/A	115,000
						1,836,875

	Forest Products & Paper – 2.1%
1,900,000	Resolute Forest Products	BB–	10.25%	10/15/2018	10/15/14 @ 105	2,161,250

	Health Care Products – 0.8%
800,000	DJO Finance, LLC / DJO Finance Corp.	B–	10.88%	11/15/2014	11/15/12 @ 103	818,000

	Health Care Services – 7.8%
1,900,000	Apria Healthcare Group, Inc.	BB	11.25%	11/01/2014	11/01/12 @ 103	1,959,375
800,000	Apria Healthcare Group, Inc.(b)	B	12.38%	11/01/2014	11/01/12 @ 103	770,000
700,000	HCA, Inc.	B–	5.75%	03/15/2014	N/A	726,250
1,900,000	HCA, Inc.	BB	8.50%	04/15/2019	04/15/14 @ 104	2,106,625
800,000	Tenet Healthcare Corp.	BB–	10.00%	05/01/2018	05/01/14 @ 105	916,000
1,350,000	Tenet Healthcare Corp.	BB–	8.88%	07/01/2019	07/01/14 @ 104	1,508,625
						7,986,875

	Holding Companies-Diversified – 0.0%***
40,000	Express, LLC / Express Finance Corp.	BB	8.75%	03/01/2018	03/01/14 @ 104	43,450

	Home Builders – 1.4%
570,000	Centex Corp.	BB–	5.70%	05/15/2014	N/A	595,650
400,000	Lennar Corp., Series B	B+	5.50%	09/01/2014	N/A	419,000
400,000	PulteGroup, Inc.	BB–	5.25%	01/15/2014	N/A	412,000
						1,426,650

	Home Furnishings – 0.5%
500,000	Sealy Mattress Co.(b)	CCC+	8.25%	06/15/2014	N/A	485,000

See notes to financial statements.
130 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSJE Guggenheim BulletShares 2014 High Yield Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Household Products & Housewares – 2.2%
$2,000,000	Spectrum Brands Holdings, Inc.	B	9.50%	06/15/2018	06/15/14 @ 105	$2,220,000

	Insurance – 1.1%
1,100,000	HUB International Holdings, Inc.(a)	CCC+	9.00%	12/15/2014	06/15/13 @ 100	1,116,500

	Internet – 2.2%
2,075,000	Equinix, Inc.	BB–	8.13%	03/01/2018	03/01/14 @ 104	2,277,312

	Lodging – 4.0%
500,000	Boyd Gaming Corp.(b)	CCC+	6.75%	04/15/2014	N/A	502,500
1,450,000	MGM Resorts International	B–	5.88%	02/27/2014	N/A	1,491,688
800,000	MGM Resorts International	B+	10.38%	05/15/2014	N/A	904,000
750,000	MGM Resorts International	B+	9.00%	03/15/2020	03/15/14 @ 105	825,000
350,000	Starwood Hotels & Resorts Worldwide, Inc.	BBB–	7.88%	10/15/2014	N/A	395,953
						4,119,141

	Machinery-Diversified – 1.1%
1,000,000	Manitowoc Co., Inc.	B+	9.50%	02/15/2018	02/15/14 @ 105	1,097,500

	Media – 3.5%
600,000	CSC Holdings, LLC	BB	8.50%	04/15/2014	N/A	662,250
1,550,000	DISH DBS Corp.	BB–	6.63%	10/01/2014	N/A	1,646,875
1,090,000	XM Satellite Radio, Inc.(a)	BB	13.00%	08/01/2013	N/A	1,228,975
						3,538,100

	Metal Fabricate & Hardware – 0.6%
600,000	Severstal Columbus, LLC	B	10.25%	02/15/2018	02/15/14 @ 105	627,000

	Mining – 1.5%
500,000	Century Aluminum Co.	B	8.00%	05/15/2014	05/15/13 @ 100	501,250
1,000,000	Vedanta Resources PLC (United Kingdom)(a) (b)	BB	8.75%	01/15/2014	N/A	1,027,500
						1,528,750

	Miscellaneous Manufacturing – 1.5%
1,400,000	SPX Corp.	BB+	7.63%	12/15/2014	N/A	1,550,500

	Oil & Gas – 7.9%
350,000	CITGO Petroleum Corp.(a)	BB+	11.50%	07/01/2017	07/01/14 @ 106	397,250
500,000	Continental Resources, Inc.	BB+	8.25%	10/01/2019	10/01/14 @ 104	557,500
800,000	Energy XXI Gulf Coast, Inc.	B	9.25%	12/15/2017	12/15/14 @ 105	864,000
1,174,000	Forest Oil Corp.	B	8.50%	02/15/2014	N/A	1,238,570
750,000	McMoRan Exploration Co.	B–	11.88%	11/15/2014	11/15/12 @ 105	787,500
350,000	Petrohawk Energy Corp.	BBB+	10.50%	08/01/2014	02/01/13 @ 105	389,070
1,260,000	Plains Exploration & Production Co.	BB–	8.63%	10/15/2019	10/15/14 @ 104	1,373,400
965,000	Range Resources Corp.	BB	8.00%	05/15/2019	05/15/14 @ 104	1,056,675
500,000	Stone Energy Corp.	CCC+	6.75%	12/15/2014	12/15/12 @ 100	499,375
840,000	Tesoro Corp.	BB+	9.75%	06/01/2019	06/01/14 @ 105	949,200
						8,112,540

	Oil & Gas Services – 0.2%
240,000	Seitel, Inc.	B	9.75%	02/15/2014	02/15/13 @ 100	241,200

	Packaging & Containers – 1.0%
500,000	Ball Corp.	BB+	7.38%	09/01/2019	09/01/14 @ 104	550,000
500,000	Solo Cup Co.	CCC	8.50%	02/15/2014	N/A	500,625
						1,050,625

See notes to financial statements.
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Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Pharmaceuticals – 1.1%
$1,000,000	Mylan, Inc.(a)	BB	7.63%	07/15/2017	07/15/14 @ 104	$1,096,250

	Pipelines – 3.3%
1,750,000	Crosstex Energy, LP	B+	8.88%	02/15/2018	02/15/14 @ 104	1,846,250
1,500,000	Regency Energy Partners, LP / Regency Energy Finance Corp.	BB	6.88%	12/01/2018	12/01/14 @ 103	1,575,000
						3,421,250

	Real Estate – 2.0%
1,850,000	Atlantic Finance Ltd. (Jersey)(a)	B+	10.75%	05/27/2014	N/A	2,032,691

	Real Estate Investment Trusts – 1.7%
1,500,000	Felcor Lodging, LP	B–	10.00%	10/01/2014	N/A	1,717,500

	Retail – 3.6%
1,500,000	Burger King Corp.(b)	B–	9.88%	10/15/2018	10/15/14 @ 105	1,700,625
626,000	CKE Restaurants, Inc.	B–	11.38%	07/15/2018	07/15/14 @ 106	713,640
750,000	Pantry, Inc.	B–	7.75%	02/15/2014	N/A	746,250
500,000	Rite AID Corp.	B–	10.25%	10/15/2019	10/15/14 @ 105	567,500
						3,728,015

	Semiconductors – 3.7%
740,000	Freescale Semiconductor, Inc.(b)	CCC+	8.88%	12/15/2014	12/15/12 @ 100	762,200
2,900,000	Freescale Semiconductor, Inc.(a)	B	9.25%	04/15/2018	04/15/14 @ 105	3,066,750
						3,828,950

	Software – 1.5%
1,400,000	Fidelity National Information Services, Inc.	BB+	7.88%	07/15/2020	07/15/14 @ 106	1,557,500

	Telecommunications – 4.1%
1,000,000	Crown Castle International Corp.	B–	7.13%	11/01/2019	11/01/14 @ 104	1,078,750
1,300,000	Frontier Communications Corp.	BB	8.25%	05/01/2014	N/A	1,430,000
300,000	Nextel Communications, Inc., Series C	B+	5.95%	03/15/2014	N/A	300,000
1,300,000	Virgin Media Finance PLC (United Kingdom)	BB–	8.38%	10/15/2019	10/15/14 @ 104	1,430,000
						4,238,750

	Total Corporate Bonds – 97.1%
	(Cost $99,073,985)					99,575,066

See notes to financial statements.
132 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSJE Guggenheim BulletShares 2014 High Yield Corporate Bond ETF continued

Number
of Shares	Description	Value

	Exchange Traded Fund – 0.2%
6,000	SPDR Barclays Capital High Yield Bond ETF
	(Cost $233,850)	$228,660

	Total Long-Term Investments – 97.3%
	(Cost $99,307,835)	99,803,726

	Investments of Collateral for Securities Loaned – 1.7%
1,763,590	BNY Mellon Securities Lending Overnight Fund, 0.2175%(c) (d)
	(Cost $1,763,590)	1,763,590

	Total Investments – 99.0%
	(Cost $101,071,425)	101,567,316
	Other Assets in excess of Liabilities – 1.0%	992,739
	Net Assets – 100.0%	$102,560,055

BV – Limited Liability Company

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

PLC – Public Limited Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

***	Less than 0.1%.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $16,674,314, which represents 16.3% of net assets.

(b)	Security, or portion thereof, was on loan at May 31, 2012.

(c)	At May 31, 2012, the total market value of the Fund’s securities on loan was $1,724,065 and the total market value of the collateral held by the Fund was $1,763,590.

(d)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
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BSJF Guggenheim BulletShares 2015 High Yield Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 97.9%
	Advertising – 0.2%
$500,000	Affinion Group, Inc.	CCC+	11.50%	10/15/2015	10/15/12 @ 102	$425,000

	Aerospace & Defense – 3.3%
2,300,000	BE Aerospace, Inc.	BB	6.88%	10/01/2020	10/01/15 @ 103	2,535,750
1,000,000	DAE Aviation Holdings, Inc.(a)	CCC	11.25%	08/01/2015	08/01/12 @ 103	1,035,000
1,500,000	Esterline Technologies Corp.	BB	7.00%	08/01/2020	08/01/15 @ 104	1,668,750
750,000	L-3 Communications Corp., Series B	BB+	6.38%	10/15/2015	10/15/12 @ 101	768,750
450,000	Sequa Corp.(a)	CCC	11.75%	12/01/2015	12/01/12 @ 103	479,812
						6,488,062

	Agriculture – 0.8%
1,500,000	Vector Group Ltd.(b)	B1	11.00%	08/15/2015	08/15/12 @ 104	1,556,250

	Airlines – 1.7%
2,700,000	Continental Airlines, Inc.(a)	BB–	6.75%	09/15/2015	09/15/12 @ 105	2,733,750
595,000	Delta Air Lines, Inc.(a)	B+	12.25%	03/15/2015	03/15/13 @ 106	645,575
						3,379,325

	Apparel – 0.6%
1,250,000	Quiksilver, Inc.	CCC+	6.88%	04/15/2015	04/15/13 @ 100	1,237,500

	Auto Parts & Equipment – 1.7%
1,664,000	Lear Corp.	BB	8.13%	03/15/2020	03/15/15 @ 104	1,872,000
1,300,000	Meritor, Inc.	B–	8.13%	09/15/2015	N/A	1,389,375
						3,261,375

	Banks – 5.7%
4,450,000	Ally Financial, Inc.	B+	8.30%	02/12/2015	N/A	4,772,625
4,750,000	CIT Group, Inc.(a)	BB–	4.75%	02/15/2015	N/A	4,744,063
100,000	Royal Bank of Scotland Group PLC (United Kingdom)	BB+	5.05%	01/08/2015	N/A	97,451
1,500,000	Zions Bancorporation	BB+	6.00%	09/15/2015	N/A	1,562,613
						11,176,752

	Building Materials – 0.7%
1,325,000	Building Materials Corp. of America(a)	BB+	7.50%	03/15/2020	03/15/15 @ 104	1,404,500

	Chemicals – 2.5%
1,500,000	Huntsman International, LLC	B+	8.63%	03/15/2020	03/15/15 @ 104	1,680,000
1,350,000	Ineos Finance PLC (United Kingdom)(a)	B+	9.00%	05/15/2015	05/15/13 @ 105	1,420,875
1,500,000	PolyOne Corp.	B+	7.38%	09/15/2020	09/15/15 @ 104	1,586,250
125,000	Solutia, Inc.	BB–	7.88%	03/15/2020	03/15/15 @ 104	146,875
						4,834,000

	Coal – 1.9%
2,550,000	CONSOL Energy, Inc.	BB	8.25%	04/01/2020	04/01/15 @ 104	2,562,750
1,200,000	Murray Energy Corp.(a)	B	10.25%	10/15/2015	12/15/12 @ 105	1,074,000
						3,636,750

	Commercial Services – 2.1%
600,000	Ceridian Corp.	CCC	11.25%	11/15/2015	11/15/12 @ 103	546,000
1,500,000	Iron Mountain, Inc.	B+	7.75%	10/01/2019	10/01/15 @ 104	1,605,000
500,000	Laureate Education, Inc.(a)	CCC+	11.00%	08/15/2015	08/15/12 @ 103	517,500
1,478,000	RR Donnelley & Sons Co.	BB+	5.50%	05/15/2015	N/A	1,500,170
						4,168,670

See notes to financial statements.
134 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Computers – 0.4%
$750,000	SunGard Data Systems, Inc.	B–	10.25%	08/15/2015	08/15/12 @ 102	$774,375

	Cosmetics & Personal Care – 0.3%
500,000	Revlon Consumer Products Corp.	B	9.75%	11/15/2015	11/15/12 @ 105	538,750

	Diversified Financial Services – 4.2%
1,350,000	E*TRADE Financial Corp.	B–	7.88%	12/01/2015	12/01/12 @ 101	1,377,000
400,000	International Lease Finance Corp.	BBB–	8.63%	09/15/2015	N/A	437,500
1,000,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.	B+	10.88%	04/01/2015	04/01/13 @ 105	1,085,000
1,500,000	Nuveen Investments, Inc.	CCC	5.50%	09/15/2015	N/A	1,357,500
2,815,000	Nuveen Investments, Inc.	CCC	10.50%	11/15/2015	11/15/12 @ 103	2,857,225
100,000	Springleaf Finance Corp., Series MTNI	CCC	5.40%	12/01/2015	N/A	82,000
1,000,000	TMX Finance, LLC / TitleMax Finance Corp.	B+	13.25%	07/15/2015	07/15/13 @ 107	1,105,000
						8,301,225

	Electric – 1.0%
1,800,000	AES Corp.	BB–	7.75%	10/15/2015	N/A	2,007,000

	Electrical Components & Equipment – 0.3%
500,000	Anixter, Inc.	BB	5.95%	03/01/2015	N/A	522,500

	Entertainment – 0.3%
500,000	Snoqualmie Entertainment Authority(a)	B	9.13%	02/01/2015	02/01/13 @ 100	505,000

	Food – 2.4%
2,350,000	ARAMARK Corp.	B	8.50%	02/01/2015	02/01/13 @ 100	2,408,773
2,270,000	Pinnacle Foods Finance, LLC / Pinnacle Foods Finance Corp.	CCC+	9.25%	04/01/2015	04/01/13 @ 100	2,326,750
						4,735,523

	Forest Products & Paper – 0.6%
1,100,000	Appleton Papers, Inc.(a)	B+	10.50%	06/15/2015	02/08/13 @ 105	1,177,000

	Health Care Products – 1.1%
825,000	Bausch & Lomb, Inc.	B	9.88%	11/01/2015	11/01/12 @ 102	868,313
1,150,000	Fresenius US Finance II, Inc.(a)	BB+	9.00%	07/15/2015	N/A	1,319,625
						2,187,938

	Health Care Services – 5.2%
3,445,000	Community Health Systems, Inc.	B	8.88%	07/15/2015	07/15/12 @ 102	3,537,585
2,600,000	HCA, Inc.	B–	6.38%	01/15/2015	N/A	2,769,000
1,553,000	Select Medical Corp.	B–	7.63%	02/01/2015	02/01/13 @ 100	1,554,941
2,100,000	Tenet Healthcare Corp.	CCC+	9.25%	02/01/2015	N/A	2,328,375
						10,189,901

	Holding Companies-Diversified – 1.9%
1,000,000	Harbinger Group, Inc.	B–	10.63%	11/15/2015	05/15/13 @ 105	1,037,500
1,250,000	Leucadia National Corp.	BB+	8.13%	09/15/2015	N/A	1,403,125
1,250,000	Tops Holding Corp. / Tops Markets, LLC	B+	10.13%	10/15/2015	10/15/12 @ 105	1,337,500
						3,778,125

	Home Builders – 3.1%
500,000	Centex Corp.	BB–	5.25%	06/15/2015	N/A	520,000
1,665,000	KB Home	B	6.25%	06/15/2015	N/A	1,610,887
2,200,000	Lennar Corp., Series B	B+	5.60%	05/31/2015	N/A	2,277,000
1,500,000	PulteGroup, Inc.	BB–	5.20%	02/15/2015	N/A	1,552,500
						5,960,387

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 135

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Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Housewares – 0.1%
$101,000	Libbey Glass, Inc.	B+	10.00%	02/15/2015	08/15/13 @ 103	$107,819

	Insurance – 1.0%
100,000	Alliant Holdings I, Inc.(a)	CCC	11.00%	05/01/2015	11/01/12 @ 103	104,250
1,705,000	HUB International Holdings, Inc.(a)	CCC+	10.25%	06/15/2015	06/15/13 @ 100	1,732,706
100,000	MGIC Investment Corp.	CCC	5.38%	11/01/2015	N/A	74,875
						1,911,831

	Internet – 1.3%
2,700,000	GXS Worldwide, Inc.	B	9.75%	06/15/2015	06/15/13 @ 102	2,632,500

	Iron & Steel – 3.1%
350,000	Edgen Murray Corp.	B	12.25%	01/15/2015	01/15/13 @ 106	359,625
1,500,000	Essar Steel Algoma, Inc. (Canada)(a)	B	9.38%	03/15/2015	03/15/13 @ 105	1,545,000
1,700,000	Ryerson, Inc.	CCC+	12.00%	11/01/2015	11/01/12 @ 103	1,742,500
700,000	Steel Dynamics, Inc.	BB+	6.75%	04/01/2015	04/01/13 @ 100	712,250
1,640,000	Steel Dynamics, Inc.	BB+	7.63%	03/15/2020	03/15/15 @ 104	1,771,200
						6,130,575

	Lodging – 3.0%
1,700,000	Marina District Finance Co., Inc.(b)	BB–	9.50%	10/15/2015	10/15/13 @ 105	1,619,250
3,500,000	MGM Resorts International(b)	B–	6.63%	07/15/2015	N/A	3,611,563
600,000	Sheraton Holding Corp.	BBB–	7.38%	11/15/2015	N/A	689,182
						5,919,995

	Media – 6.5%
2,650,000	CCO Holdings, LLC / CCO Holdings Capital Corp.	BB–	8.13%	04/30/2020	04/30/15 @ 104	2,928,250
3,000,000	DISH DBS Corp.	BB–	7.75%	05/31/2015	N/A	3,277,500
1,500,000	Gray Television, Inc.	CCC+	10.50%	06/29/2015	11/01/12 @ 108	1,552,500
1,550,000	MediaCom Broadband, LLC / MediaCom Broadband Corp.	B–	8.50%	10/15/2015	10/15/12 @ 101	1,600,375
3,000,000	Sirius XM Radio, Inc.(a)	BB	8.75%	04/01/2015	N/A	3,397,500
						12,756,125

	Metal Fabricate & Hardware – 0.6%
1,076,000	Mueller Water Products, Inc.	B+	8.75%	09/01/2020	09/01/15 @ 104	1,194,360

	Mining – 3.7%
5,300,000	Novelis, Inc. (Canada)	B	8.75%	12/15/2020	12/15/15 @ 104	5,631,250
1,500,000	Quadra FNX Mining Ltd. (Canada)(a)	BB–	7.75%	06/15/2019	06/15/15 @ 104	1,605,000
						7,236,250

	Oil & Gas – 10.6%
1,000,000	Chaparral Energy, Inc.	B–	9.88%	10/01/2020	10/01/15 @ 105	1,117,500
3,200,000	Chesapeake Energy Corp.(b)	BB–	9.50%	02/15/2015	N/A	3,392,000
500,000	Continental Resources, Inc.	BB+	7.38%	10/01/2020	10/01/15 @ 104	552,500
3,813,000	Denbury Resources, Inc.	BB	8.25%	02/15/2020	02/15/15 @ 104	4,137,105
4,950,000	Linn Energy, LLC / Linn Energy Finance Corp.	B	8.63%	04/15/2020	04/15/15 @ 104	5,271,750
350,000	Petrohawk Energy Corp.	BBB+	7.88%	06/01/2015	06/01/13 @ 102	365,922
1,500,000	Plains Exploration & Production Co.	BB–	7.63%	04/01/2020	04/01/15 @ 104	1,582,500
700,000	Quicksilver Resources, Inc.(b)	B–	8.25%	08/01/2015	08/01/13 @ 102	687,750
1,750,000	Range Resources Corp.	BB	6.75%	08/01/2020	08/01/15 @ 103	1,898,750
1,650,000	Tesoro Corp.	BB+	6.63%	11/01/2015	11/01/12 @ 101	1,683,000
						20,688,777
See notes to financial statements.
136 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

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BSJF Guggenheim BulletShares 2015 High Yield Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Oil & Gas Services – 0.3%
$500,000	American Petroleum Tankers Parent, LLC / AP Tankers Co.	B+	10.25%	05/01/2015	05/01/13 @ 103	$522,500

	Packaging & Containers – 4.5%
2,000,000	Ball Corp.	BB+	6.75%	09/15/2020	03/15/15 @ 103	2,180,000
2,250,000	Ball Corp.	BB+	5.75%	05/15/2021	11/15/15 @ 103	2,390,625
300,000	Berry Plastics Corp.	B	8.25%	11/15/2015	11/15/12 @ 104	318,750
3,500,000	Sealed Air Corp.(a)	BB	8.13%	09/15/2019	09/15/15 @ 104	3,815,000
						8,704,375

	Pharmaceuticals – 3.8%
1,250,000	BioScrip, Inc.	B–	10.25%	10/01/2015	04/01/13 @ 105	1,359,375
3,650,000	Mylan, Inc.(a)	BB	7.88%	07/15/2020	07/15/15 @ 104	4,033,250
1,900,000	Omnicare, Inc.	BB	7.75%	06/01/2020	06/01/15 @ 104	2,094,750
						7,487,375

	Pipelines – 1.2%
500,000	Kinder Morgan Kansas, Inc.	BB	5.15%	03/01/2015	N/A	526,250
1,750,000	MarkWest Energy Partners, LP / MarkWest Energy Finance Corp.	BB	6.75%	11/01/2020	11/01/15 @ 103	1,868,125
						2,394,375

	Real Estate Investment Trusts – 1.4%
800,000	Host Hotels & Resorts, LP, Series O	BB+	6.38%	03/15/2015	03/15/13 @ 100	812,000
1,825,000	Rouse Co., LLC	BB+	6.75%	11/09/2015	05/09/13 @ 103	1,916,250
						2,728,250

	Retail – 3.0%
200,000	Neiman Marcus Group, Inc.	B–	10.38%	10/15/2015	10/15/12 @ 102	209,752
2,600,000	PVH Corp.	BB+	7.38%	05/15/2020	05/15/15 @ 104	2,853,500
2,500,000	Rite AID Corp.	B+	8.00%	08/15/2020	08/15/15 @ 104	2,746,875
						5,810,127

	Savings & Loans – 0.5%
1,000,000	AmSouth Bank, Series AI	BBB–	5.20%	04/01/2015	N/A	1,017,500

	Software – 1.1%
1,900,000	First Data Corp.(b)	B–	9.88%	09/24/2015	09/30/12 @ 102	1,895,250
300,000	First Data Corp.	B–	9.88%	09/24/2015	09/30/12 @ 102	297,750
						2,193,000

	Telecommunications – 10.2%
1,300,000	Avaya, Inc.(b)	CCC+	9.75%	11/01/2015	11/01/12 @ 102	1,079,000
500,000	Cincinnati Bell, Inc.	B	7.00%	02/15/2015	02/15/13 @ 100	510,000
1,700,000	Clearwire Communications, LLC / Clearwire Finance, Inc.(a)	CCC	12.00%	12/01/2015	12/01/12 @ 106	1,483,250
4,300,000	Clearwire Communications, LLC / Clearwire Finance, Inc.(a)	CCC	12.00%	12/01/2015	12/01/12 @ 106	3,773,250
1,000,000	Cricket Communications, Inc.(b)	CCC+	10.00%	07/15/2015	07/15/13 @ 103	1,027,500
575,000	Frontier Communications Corp.	BB	6.63%	03/15/2015	N/A	598,000
1,400,000	Frontier Communications Corp.	BB	7.88%	04/15/2015	N/A	1,515,500
6,350,000	Nextel Communications, Inc., Series D	B+	7.38%	08/01/2015	N/A	6,238,875
840,000	SBA Telecommunications, Inc.	B+	8.25%	08/15/2019	08/15/14 @ 104	915,600
2,700,000	Windstream Corp.	B+	7.75%	10/15/2020	10/15/15 @ 104	2,713,500
						19,854,475

	Total Corporate Bonds – 97.9%
	(Cost $193,553,080)					191,536,117

See notes to financial statements.
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BSJF Guggenheim BulletShares 2015 High Yield Corporate Bond ETF continued

Number
of Shares	Description	Value

	Investments of Collateral for Securities Loaned – 3.3%
6,449,420	BNY Mellon Securities Lending Overnight Fund, 0.2175%(c) (d)
	(Cost $6,449,420)	$6,449,420

	Total Investments – 101.2%
	(Cost $200,002,500)	197,985,537
	Liabilities in excess of Other Assets – (1.2%)	(2,304,636)
	Net Assets – 100.0%	$195,680,901

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

PLC – Public Limited Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $38,545,906, which represents 19.7% of net assets.

(b)	Security, or portion thereof, was on loan at May 31, 2012.

(c)	At May 31, 2012, the total market value of the Fund’s securities on loan was $6,292,353 and the total market value of the collateral held by the Fund was $6,449,420.

(d)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
138 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSJG Guggenheim BulletShares 2016 High Yield Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 98.0%
	Agriculture – 3.3%
$250,000	Alliance One International, Inc.	B	10.00%	07/15/2016	07/15/13 @ 105	$245,000

	Beverages – 1.5%
100,000	Constellation Brands, Inc.	BB+	7.25%	09/01/2016	N/A	113,313

	Building Materials – 5.3%
100,000	Lafarge SA (France)	BB+	6.50%	07/15/2016	N/A	106,750
300,000	USG Corp.	B–	6.30%	11/15/2016	N/A	286,500
						393,250

	Chemicals – 1.2%
100,000	Ineos Group Holdings SA (Luxembourg) (a)	CCC+	8.50%	02/15/2016	02/15/13 @ 101	90,750

	Coal – 1.5%
100,000	Peabody Energy Corp.	BB+	7.38%	11/01/2016	N/A	111,250

	Commercial Services – 2.8%
100,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	B	7.75%	05/15/2016	05/15/13 @ 101	103,000
100,000	R.R. Donnelley & Sons	BB+	8.60%	08/15/2016	N/A	105,250
						208,250

	Computers – 1.4%
100,000	iGATE Corp.	B+	9.00%	05/01/2016	05/01/14 @ 105	106,500

	Distribution & Wholesale – 1.4%
100,000	McJunkin Red Man Corp.	B–	9.50%	12/15/2016	12/15/12 @ 107	107,500

	Diversified Financial Services – 6.5%
75,000	CNH Capital, LLC(a)	BB	6.25%	11/01/2016	N/A	78,563
400,000	E*Trade Financial Corp.	B–	6.75%	06/01/2016	N/A	408,000
						486,563

	Electric – 3.7%
100,000	AES Corp.	BB–	9.75%	04/15/2016	N/A	117,750
150,000	DPL, Inc.(a)	BB+	6.50%	10/15/2016	09/15/16 @ 100	160,500
						278,250

	Food – 2.8%
100,000	Dean Foods Co.	B–	7.00%	06/01/2016	N/A	104,625
100,000	SUPERVALU, Inc.	B	8.00%	05/01/2016	N/A	100,250
						204,875

	Forest Products & Paper – 1.3%
100,000	Longview Fibre Paper & Packaging, Inc.(a)	B+	8.00%	06/01/2016	06/01/13 @ 104	99,750

	Gas – 1.4%
100,000	Sabine Pass LNG, LP	BB–	7.50%	11/30/2016	N/A	106,250

	Health Care Products – 3.4%
250,000	Alere, Inc.	B–	9.00%	05/15/2016	05/15/13 @ 105	251,250

	Health Care Services – 2.2%
100,000	HCA, Inc.	B–	6.50%	02/15/2016	N/A	105,875
50,000	Universal Health Services, Inc.	BB+	7.13%	06/30/2016	N/A	56,500
						162,375

	Home Builders – 3.2%
200,000	Standard Pacific Corp.	B	10.75%	09/15/2016	N/A	234,500

	Household Products & Housewares – 1.4%
100,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC(a)	BB–	7.75%	10/15/2016	10/15/12 @ 104	106,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 139

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BSJG Guggenheim BulletShares 2016 High Yield Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Internet – 1.0%
$70,000	Equinix, Inc.	BB–	7.00%	07/15/2021	07/15/16 @ 104	$74,900

	Iron & Steel – 3.9%
200,000	Aperam SA (Luxembourg)(a)	BB	7.38%	04/01/2016	10/01/13 @ 104	185,000
100,000	Steel Dynamics, Inc.	BB+	7.75%	04/15/2016	04/15/13 @ 102	103,500
						288,500

	Leisure Time – 1.2%
100,000	Sabre Holdings Corp.	CCC+	8.35%	03/15/2016	N/A	92,000

	Lodging – 10.2%
225,000	CityCenter Holdings, LLC / CityCenter Finance Corp.(a)	B1	7.63%	01/15/2016	01/15/14 @ 104	233,437
100,000	CityCenter Holdings, LLC / CityCenter Finance Corp.	B	7.63%	01/15/2016	01/15/14 @ 104	104,000
100,000	MGM Resorts International	B–	6.88%	04/01/2016	N/A	101,000
120,000	MGM Resorts International	B–	7.50%	06/01/2016	N/A	123,300
100,000	MGM Resorts International	B–	10.00%	11/01/2016	N/A	110,000
80,000	Sugarhouse HSP Gaming Prop. Mezz., LP / Sugarhouse HSP Gaming Finance Corp.(a)	B–	8.63%	04/15/2016	10/15/13 @ 104	84,800
						756,537

	Machinery-Diversified – 1.5%
100,000	CNH America, LLC	BB+	7.25%	01/15/2016	N/A	109,750

	Media – 7.9%
57,000	AMC Networks, Inc.(a)	BB–	7.75%	07/15/2021	07/15/16 @ 104	63,555
190,000	DISH DBS Corp.	BB–	7.13%	02/01/2016	N/A	204,250
100,000	New York Times Co.	B+	6.63%	12/15/2016	N/A	104,750
100,000	Quebecor Media, Inc. (Canada)	B+	7.75%	03/15/2016	03/15/13 @ 101	103,000
100,000	Salem Communications Corp.	B	9.63%	12/15/2016	12/15/13 @ 105	110,000
						585,555

	Mining – 1.4%
100,000	Vulcan Materials Co.	BB	6.50%	12/01/2016	N/A	104,000

	Oil & Gas – 6.3%
100,000	Concho Resources, Inc.	BB+	7.00%	01/15/2021	01/15/16 @ 104	107,750
100,000	Quicksilver Resources, Inc.	CCC+	7.13%	04/01/2016	04/01/13 @ 101	88,000
250,000	SandRidge Energy, Inc.	B	9.88%	05/15/2016	05/15/13 @ 105	273,750
						469,500

	Packaging & Containers – 3.0%
100,000	Owens-Brockway Glass Container, Inc.	BB	7.38%	05/15/2016	N/A	111,000
100,000	Sealed Air Corp.(a)	BB	8.38%	09/15/2021	09/15/16 @ 104	110,500
						221,500

	Pharmaceuticals – 2.8%
100,000	Elan Finance PLC / Elan Finance Corp. (Ireland)	BB–	8.75%	10/15/2016	10/15/12 @ 109	109,250
100,000	Valeant Pharmaceuticals International(a)	BB–	6.50%	07/15/2016	07/15/13 @ 103	102,500
						211,750

	Pipelines – 1.4%
100,000	Kinder Morgan Finance Co. ULC (Canada)	BB	5.70%	01/05/2016	N/A	105,250

	Real Estate Investment Trusts – 1.2%
100,000	iStar Financial, Inc., Series 1	B+	5.88%	03/15/2016	N/A	90,500

	Software – 2.4%
200,000	First Data Corp.	CCC+	11.25%	03/31/2016	09/30/12 @ 103	175,000

See notes to financial statements.
140 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSJG Guggenheim BulletShares 2016 High Yield Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Telecommunications – 8.0%
$100,000	Clearwire Communications, LLC / Clearwire Finance, Inc.(a)	CCC	14.75%	12/01/2016	N/A	$96,250
300,000	Cricket Communications, Inc.	B+	7.75%	05/15/2016	05/15/13 @ 104	318,000
200,000	Sprint Nextel Corp.	B+	6.00%	12/01/2016	N/A	184,000
						598,250

	Textiles – 1.5%
100,000	Mohawk Industries, Inc.	BBB–	6.38%	01/15/2016	N/A	110,875

	Total Corporate Bonds – 98.0%
	(Cost $7,431,877)					7,299,493
	Other Assets in excess of Liabilities – 2.0%					148,857
	Net Assets – 100.0%					$7,448,350

LLC – Limited Liability Company

LNG – Liquefied Natural Gas

LP – Limited Partnership

N/A- Not Applicable

PLC – Public Limited Company

SA – Corporation

ULC – Unlimited Liability Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $1,411,605, which represents 19.0% of net assets.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 141

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSJH Guggenheim BulletShares 2017 High Yield Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 97.9%
	Advertising – 3.9%
$300,000	Sitel, LLC / Sitel Finance Corp.(a)	B	11.00%	08/01/2017	08/01/14 @ 106	$292,500

	Aerospace & Defense – 1.4%
100,000	Kratos Defense & Security Solutions, Inc.	B	10.00%	06/01/2017	06/01/14 @ 105	106,500

	Auto Manufacturers – 1.1%
75,000	Oshkosh Corp.	BB	8.25%	03/01/2017	03/01/14 @ 104	82,781

	Banks – 2.6%
100,000	Ally Financial, Inc.	B+	6.25%	12/01/2017	N/A	102,979
100,000	Synovus Financial Corp.	B–	5.13%	06/15/2017	N/A	92,250
						195,229

	Beverages – 1.5%
100,000	Constellation Brands, Inc.	BB+	7.25%	05/15/2017	N/A	113,750

	Commercial Services – 5.7%
100,000	RR Donnelley & Sons Co.	BB+	6.13%	01/15/2017	N/A	92,500
300,000	Service Corp. International	BB–	7.00%	06/15/2017	N/A	335,250
						427,750

	Diversified Financial Services – 7.3%
400,000	Credit Acceptance Corp.	BB	9.13%	02/01/2017	02/01/14 @ 105	432,000
100,000	Ford Motor Credit Co., LLC	BB+	6.63%	08/15/2017	N/A	116,244
						548,244

	Electric – 10.2%
500,000	AES Corp.	BB–	8.00%	10/15/2017	N/A	557,500
100,000	Calpine Corp.(a)	BB–	7.25%	10/15/2017	10/15/13 @ 104	106,000
100,000	Intergen NV (Netherlands)(a)	BB–	9.00%	06/30/2017	06/30/13 @ 103	101,000
						764,500

	Electrical Components & Equipment – 2.1%
150,000	WireCo WorldGroup, Inc.	B	9.50%	05/15/2017	05/15/13 @ 105	156,750

	Food – 2.8%
100,000	Bumble Bee Acquisition Corp.(a)	B	9.00%	12/15/2017	12/15/14 @ 105	99,750
100,000	Smithfield Foods, Inc.	BB	7.75%	07/01/2017	N/A	111,000
						210,750

	Health Care Services – 1.5%
100,000	Fresenius Medical Care US Finance, Inc.	BB+	6.88%	07/15/2017	N/A	109,875

	Home Builders – 1.0%
75,000	KB Home	B	9.10%	09/15/2017	N/A	76,313

	Internet – 1.5%
100,000	Netflix, Inc.	BB–	8.50%	11/15/2017	11/15/13 @ 104	108,000

	Iron & Steel – 2.0%
50,000	Commercial Metals Co.	BB+	6.50%	07/15/2017	N/A	50,750
100,000	United States Steel Corp.	BB	6.05%	06/01/2017	N/A	98,875
						149,625

	Lodging – 1.4%
100,000	MGM Resorts International	B–	7.63%	01/15/2017	N/A	101,625

See notes to financial statements.
142 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSJH Guggenheim BulletShares 2017 High Yield Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Machinery-Diversified – 1.5%
$100,000	Case New Holland, Inc.	BB+	7.88%	12/01/2017	N/A	$114,500

	Media – 5.3%
100,000	Cablevision Systems Corp.	B+	8.63%	09/15/2017	N/A	109,750
100,000	McClatchy Co.	B	11.50%	02/15/2017	02/15/13 @ 109	101,500
75,000	Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc.	B	8.88%	04/15/2017	04/15/14 @ 104	78,750
100,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Germany)(a)	BB–	8.13%	12/01/2017	12/01/12 @ 108	106,000
						396,000

	Metal Fabricate & Hardware – 5.5%
100,000	Mueller Water Products	CCC+	7.38%	06/01/2017	06/01/13 @ 102	100,000
300,000	Schaeffler Finance BV (Netherlands)(a)	B	7.75%	02/15/2017	N/A	311,625
						411,625

	Mining – 1.4%
100,000	Vulcan Materials Co.	BB	6.40%	11/30/2017	N/A	102,500

	Miscellaneous Manufacturing – 1.5%
100,000	SPX Corp.	BB+	6.88%	09/01/2017	N/A	109,500

	Oil & Gas – 12.4%
100,000	Comstock Resources, Inc.	B–	8.38%	10/15/2017	10/15/13 @ 104	98,250
100,000	Hercules Offshore, Inc.(a)	B+	7.13%	04/01/2017	04/01/14 @ 105	96,625
100,000	Stone Energy Corp.	B	8.63%	02/01/2017	02/01/14 @ 104	103,000
300,000	Sunoco, Inc.	BB+	5.75%	01/15/2017	N/A	324,056
100,000	Swift Energy Co.	B+	7.13%	06/01/2017	06/01/13 @ 102	101,500
100,000	Tesoro Corp.	BB+	6.50%	06/01/2017	06/01/13 @ 102	102,500
100,000	WPX Energy, Inc.(a)	BB+	5.25%	01/15/2017	N/A	99,625
						925,556

	Pharmaceuticals – 0.7%
50,000	Valeant Pharmaceuticals International(a)	BB–	6.75%	10/01/2017	10/01/14 @ 103	50,250

	Pipelines – 1.5%
100,000	El Paso LLC	BB	7.00%	06/15/2017	N/A	112,734

	Retail – 8.0%
100,000	Ferrellgas, LP / Ferrellgas Finance Corp.	B–	9.13%	10/01/2017	10/01/13 @ 105	104,000
100,000	Limited Brands, Inc.	BB–	6.90%	07/15/2017	N/A	111,750
300,000	Logan’s Roadhouse, Inc.	B–	10.75%	10/15/2017	10/15/13 @ 108	283,500
100,000	Rite Aid Corp.	B–	7.50%	03/01/2017	03/01/13 @ 103	99,500
						598,750

	Telecommunications – 11.4%
70,000	Cincinnati Bell, Inc.	B	8.25%	10/15/2017	10/15/13 @ 104	71,750
100,000	Frontier Communications Corp.	BB	8.25%	04/15/2017	N/A	103,750
250,000	Inmarsat Finance PLC (United Kingdom)(a)	BB+	7.38%	12/01/2017	12/01/13 @ 104	267,500
100,000	Level 3 Financing, Inc.	CCC	8.75%	02/15/2017	02/15/13 @ 103	103,750
100,000	Sprint Nextel Corp.(a)	B+	9.13%	03/01/2017	N/A	99,500
100,000	Sprint Nextel Corp.	B+	8.38%	08/15/2017	N/A	96,500
100,000	Windstream Corp.	B+	7.88%	11/01/2017	N/A	107,000
						849,750

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 143

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSJH Guggenheim BulletShares 2017 High Yield Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Transportation – 2.7%
$100,000	Bristow Group, Inc.	BB	7.50%	09/15/2017	09/15/12 @ 104	$103,750
100,000	CEVA Group PLC (United Kingdom)(a)	B+	8.38%	12/01/2017	12/01/13 @ 106	97,750
						201,500

	Total Corporate Bonds – 97.9%
	(Cost $7,424,253)					7,316,857
	Other Assets in excess of Liabilities – 2.1%					157,478
	Net Assets – 100.0%					$7,474,335

BV – Limited Liability Company

LLC – Limited Liability Company

LP – Limited Partnership

N/A- Not Applicable

NV – Publicly Traded Company

PLC – Public Limited Company

GmbH – Limited Liability

GmbH & Co. KG – Limited Partnership

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $1,728,125, which represents 23.1% of net assets.

See notes to financial statements.
144 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSJI Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 96.1%
	Auto Parts & Equipment – 2.2%
$100,000	Tomkins LLC / Tomkins, Inc.	B+	9.00%	10/01/2018	10/01/14 @ 105	$110,375

	Banks – 4.1%
100,000	CIT Group, Inc.	BB–	5.25%	03/15/2018	N/A	98,625
100,000	CIT Group, Inc.(a)	BB–	6.63%	04/01/2018	N/A	104,500
						203,125

	Building Materials – 2.1%
100,000	USG Corp.	B–	9.75%	01/15/2018	N/A	103,500

	Chemicals – 2.0%
100,000	Hexion US Finance	CCC+	8.88%	02/01/2018	02/01/14 @ 104	100,000

	Coal – 4.1%
200,000	Peabody Energy Corp.(a)	BB+	6.00%	11/15/2018	N/A	200,500

	Commercial Services – 4.0%
100,000	RR Donnelley & Sons Co.	BB+	7.25%	05/15/2018	N/A	93,000
100,000	UR Financing Escrow Corp.(a)	BB–	5.75%	07/15/2018	07/15/15 @ 103	102,000
						195,000

	Electric – 2.0%
100,000	NRG Energy, Inc.	BB–	7.63%	01/15/2018	N/A	100,250

	Health Care Products – 2.1%
100,000	Kinetics Concept Inc. / KCI USA Inc.(a)	B	10.50%	11/01/2018	11/01/15 @ 105	101,500

	Health Care Services – 8.4%
100,000	Fresenius Medical Care US Finance Inc.(a)	BB+	6.50%	09/15/2018	N/A	104,750
100,000	HCA, Inc.	B–	8.00%	10/01/2018	N/A	110,750
100,000	Tenet Healthcare Corp.(a)	BB–	6.25%	11/01/2018	N/A	101,250
100,000	Vanguard Health Holding Co. II, LLC	B–	8.00%	02/01/2018	02/01/14 @ 104	98,500
						415,250

	Household Products & Housewares – 4.0%
100,000	Central Garden & Pet Co.	B	8.25%	03/01/2018	03/01/14 @ 104	100,500
100,000	Reynolds Group Issuer, Inc.(a)	B–	9.50%	05/15/2018	05/15/14 @ 104	94,250
						194,750

	Iron & Steel – 4.8%
150,000	APERAM (Luxembourg)(a)	BB	7.75%	04/01/2018	04/01/15 @ 104	136,500
100,000	US Steel Corp.	BB	7.00%	02/01/2018	N/A	99,500
						236,000

	Lodging – 4.5%
100,000	Boyd Gaming Corp.	B	9.13%	12/01/2018	12/01/14 @ 105	103,000
100,000	MGM Resorts International	B–	11.38%	03/01/2018	N/A	115,750
						218,750

	Media – 6.5%
100,000	Cablevision Systems Corp.	B+	7.75%	04/15/2018	N/A	102,625
100,000	CSC Holdings, Inc.	BB	7.63%	07/15/2018	N/A	108,500
100,000	XM Satellite Radio, Inc.(a)	BB	7.63%	11/01/2018	11/01/14 @ 104	107,500
						318,625

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 145

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSJI Guggenheim BulletShares 2018 High Yield Corporate Bond ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Miscellaneous Manufacturing – 4.4%
$100,000	Bombardier, Inc. (Canada)(a)	BB+	7.50%	03/15/2018	N/A	$109,500
100,000	RBS Global Inc. / Rexnord LLC	B	8.50%	05/01/2018	05/01/14 @ 104	106,750
						216,250

	Oil & Gas – 6.3%
100,000	Carrizo Oil & Gas, Inc.	B	8.63%	10/15/2018	10/15/14 @ 104	105,000
100,000	Newfield Exploration Co.	BB+	7.13%	05/15/2018	05/15/13 @ 104	106,500
100,000	Sandridge Energy, Inc.(a)	B	8.00%	06/01/2018	06/01/13 @ 104	100,500
						312,000

	Packaging & Containers – 1.6%
75,000	Berry Plastics Corp.	CCC	9.50%	05/15/2018	05/15/14 @ 105	77,250

	Pharmaceuticals – 4.2%
100,000	Grifols, Inc.	B	8.25%	02/01/2018	02/01/14 @ 106	106,875
100,000	Valeant Pharmaceuticals International(a)	BB–	6.88%	12/01/2018	12/01/14 @ 103	99,250
						206,125

	Pipelines – 2.1%
100,000	Kinder Morgan Finance Co. LLC(a)	BB	6.00%	01/15/2018	N/A	105,500

	Retail – 8.0%
100,000	CKE Restaurants, Inc.	B–	11.38%	07/15/2018	07/15/14 @ 106	114,000
100,000	DineEquity, Inc.	CCC+	9.50%	10/30/2018	10/30/14 @ 105	109,125
100,000	JC Penney Corp., Inc.	BB–	5.75%	02/15/2018	N/A	93,000
75,000	Michaels Stores, Inc.	CCC+	7.75%	11/01/2018	11/01/14 @ 104	78,562
						394,687

	Semiconductors – 2.2%
100,000	Freescale Semiconductor, Inc.(a)	B	10.13%	03/15/2018	03/15/14 @ 105	108,250

	Shipbuilding – 2.1%
100,000	Huntington Ingalls Industries Inc.	B+	6.88%	03/15/2018	03/15/15 @ 103	104,000

	Software – 2.1%
100,000	Audatex North America Inc.(a)	BB	6.75%	06/15/2018	06/15/14 @ 103	103,500

	Telecommunications – 10.1%
100,000	Cincinnati Bell, Inc.	CCC+	8.75%	03/15/2018	03/15/14 @ 104	93,250
75,000	Frontier Communications Corp.	BB	8.13%	10/01/2018	N/A	76,688
100,000	Level 3 Financing, Inc.	CCC	10.00%	02/01/2018	02/01/14 @ 105	108,250
100,000	PAETEC Holding Corp.	NR	9.88%	12/01/2018	12/01/14 @ 105	110,250
100,000	Sprint Nextel Corp.(a)	BB–	9.00%	11/15/2018	N/A	108,500
						496,938

	Transportation – 2.2%
100,000	Quality Distribution, LLC / QD Capital Corp.	B–	9.88%	11/01/2018	11/01/14 @ 105	109,250

	Total Corporate Bonds – 96.1%
	(Cost $4,856,382)					4,731,375
See notes to financial statements.
146 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

BSJI Guggenheim BulletShares 2018 High Yield Corporate Bond ETF continued

Number
of Shares	Description	Value

	Exchange Traded Fund – 1.6%
2,100	SPDR Barclays Capital High Yield Bond ETF
	(Cost $83,163)	$80,031

	Total Investments – 97.7%
	(Cost $4,939,545)	4,811,406
	Other Assets in excess of Liabilities – 2.3%	111,853
	Net Assets – 100.0%	$4,923,259

LLC – Limited Liability Company N/A- Not Applicable

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $1,787,750, which represents 36.3% of net assets.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 147

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

GIY Guggenheim Enhanced Core Bond ETF

Principal
Amount	Description	Rating *	Coupon	Maturity	Value

	Long-Term Investments – 82.5%
	Corporate Bonds – 20.8%
	Banks – 5.9%
$40,000	Bank of America Corp.	A–	7.63%	06/01/2019	$45,787
50,000	Citigroup, Inc.	A–	8.13%	07/15/2039	66,529
50,000	City National Corp.	BBB+	5.25%	09/15/2020	52,301
50,000	Goldman Sachs Group, Inc.	A–	5.38%	03/15/2020	50,950
40,000	JPMorgan Chase & Co.	A	4.75%	03/01/2015	43,110
50,000	Morgan Stanley	A–	7.30%	05/13/2019	51,906
					310,583

	Biotechnology – 0.9%
40,000	Biogen IDEC, Inc.	BBB+	6.88%	03/01/2018	49,191

	Building Materials – 0.9%
40,000	Owens Corning	BBB–	6.50%	12/01/2016	44,953

	Diversified Financial Services – 0.9%
40,000	American Express Co.	BBB+	7.25%	05/20/2014	44,339

	Electric – 1.0%
50,000	Constellation Energy Group, Inc.	BBB–	4.55%	06/15/2015	53,856

	Insurance – 6.1%
50,000	ACE INA Holdings, Inc.	A	2.60%	11/23/2015	51,892
40,000	American Financial Group, Inc.	BBB+	9.88%	06/15/2019	49,233
50,000	Axis Specialty Finance, LLC	A–	5.88%	06/01/2020	54,448
50,000	Chubb Corp.	A+	5.75%	05/15/2018	61,419
50,000	PartnerRe Finance, LLC	A–	6.88%	06/01/2018	57,459
40,000	Willis North America, Inc.	BBB–	6.20%	03/28/2017	45,322
					319,773

	Media – 2.1%
40,000	CBS Corp.	BBB	8.88%	05/15/2019	53,488
50,000	Time Warner, Inc.	BBB	4.75%	03/29/2021	56,176
					109,664

	Oil & Gas – 0.9%
40,000	EQT Corp.	BBB	8.13%	06/01/2019	47,936

	Pipelines – 1.2%
50,000	Oneok, Inc.	BBB	5.20%	06/15/2015	54,407
6,000	Williams Cos., Inc.	BBB–	8.75%	03/15/2032	8,385
					62,792

See notes to financial statements.
148 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

GIY Guggenheim Enhanced Core Bond ETF continued

Principal
Amount	Description	Rating *	Coupon	Maturity	Value

	Retail – 0.9%
$40,000	Macy’s Retail Holdings, Inc.	BBB	7.88%	07/15/2015	$47,085

	Total Corporate Bonds – 20.8%
	(Cost $1,060,541)				1,090,172

	Mortgage Backed Securities – 50.2%
757,145	Freddie Mac	NR	5.50%	01/01/2039	824,263
1,697,141	Freddie Mac	NR	4.50%	11/01/2039	1,813,448
	(Cost $2,571,262)				2,637,711

	U.S. Government Agency Securities – 9.0%
5,000	Federal Home Loan Banks	AA+	3.13%	12/13/2013	5,217
400,000	Freddie Mac	AA+	5.25%	04/18/2016	469,785
	(Cost $458,123)				475,002

	U.S. Treasury Securities – 2.5%
100,000	U.S. Treasury Note/Bond	NR	4.25%	11/15/2040	133,109
	(Cost $121,678)

	Total Long-Term Investments – 82.5%
	(Cost $4,211,604)				4,335,994

Number
of Shares	Description	Value

	Money Market – 14.4%
756,389	Dreyfus Treasury Prime Cash Management Institutional Shares	756,389
	(Cost $756,389)

	Total Investments – 96.9%
	(Cost $4,967,993)	5,092,383
	Other Assets in excess of Liabilities – 3.1%	164,239
	Net Assets – 100.0%	$5,256,622

LLC – Limited Liability Company

NR – Not Rated

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. Although not rated, U.S. Treasury Securities have an implied rating of AA+/Aa+. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

The obligations of certain United States Government sponsored entities are neither insured nor guaranteed by the United States Treasury.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 149

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

GSY Guggenheim Enhanced Short Duration ETF

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Corporate Bonds – 31.4%
	Advertising – 1.5%
$2,163,000	WPP Finance (United Kingdom)	BBB	8.00%	09/15/2014	N/A	$2,457,177

	Airlines – 0.2%
268,000	United Airlines, Inc.(a)	BB–	9.88%	08/01/2013	02/01/13 @ 100	277,380

	Banks – 11.6%
1,500,000	Barclays Bank PLC (United Kingdom)(b)	A+	1.51%	01/13/2014	N/A	1,501,188
2,000,000	Fifth Third Bancorp	BBB	6.25%	05/01/2013	N/A	2,094,372
300,000	Fifth Third Bank, Series BKNT(b)	BBB+	0.58%	05/17/2013	N/A	298,503
3,000,000	Goldman Sachs Group, Inc., Series MTN(b)	A–	1.47%	07/29/2013	N/A	2,978,625
300,000	JPMorgan Chase & Co., Series 3(b)	A	1.22%	09/30/2013	N/A	299,967
3,000,000	JPMorgan Chase & Co., Series MTN(b)	A	1.27%	01/24/2014	N/A	3,004,647
1,500,000	Korea Development Bank (South Korea)	A	8.00%	01/23/2014	N/A	1,642,285
1,000,000	Morgan Stanley(b)	A–	1.45%	04/29/2013	N/A	982,803
2,250,000	UBS AG, Series FRN (Switzerland)(b)	A	1.47%	01/28/2014	N/A	2,235,353
3,000,000	Wachovia Corp., Series MTN	A+	5.50%	05/01/2013	N/A	3,128,256
300,000	Wachovia Corp., Series MTN(b)	A+	0.66%	08/01/2013	N/A	300,403
						18,466,402

	Beverages – 0.3%
500,000	Anheuser - Busch InBev Worldwide, Inc.(b)	A	0.83%	07/14/2014	N/A	502,710

	Building Materials – 1.0%
1,500,000	CRH America, Inc.	BBB+	5.30%	10/15/2013	N/A	1,567,321

	Diversified Financial Services – 3.5%
400,000	American Express Credit Co.(b)	BBB+	1.32%	06/24/2014	N/A	400,440
1,400,000	American Honda Finance Corp.(a)	A+	6.70%	10/01/2013	N/A	1,498,158
250,000	Ford Motor Credit Co., LLC	BB+	8.70%	10/01/2014	N/A	286,274
3,000,000	General Electric Capital Corp., Series MTN(b)	AA+	1.10%	04/07/2014	N/A	3,001,173
350,000	International Lease Finance Corp.	BBB–	6.38%	03/25/2013	N/A	358,313
						5,544,358

	Electric – 1.2%
1,500,000	Abu Dhabi National Energy Co. (United Arab Emirates)(a)	A–	6.60%	08/01/2013	N/A	1,582,500
350,000	AES Corp.	BB–	7.75%	03/01/2014	N/A	378,000
						1,960,500

	Health Care Services – 0.6%
1,000,000	Laboratory Corp. of America Holdings	BBB+	5.50%	02/01/2013	N/A	1,028,341

	Insurance – 3.8%
3,240,000	Allstate Life Global Funding Trusts, Series MTN	A+	5.38%	04/30/2013	N/A	3,380,373
500,000	Berkshire Hathaway, Inc., Series FRN(b)	AA+	1.17%	08/15/2014	N/A	505,871
1,800,000	MetLife Institutional Funding II(a) (b)	AA–	1.37%	04/04/2014	N/A	1,806,921
400,000	MetLife, Inc.(b)	A–	1.72%	08/06/2013	N/A	403,959
						6,097,124

	Media – 0.7%
1,000,000	Time Warner Cable, Inc.	BBB	8.25%	02/14/2014	N/A	1,117,844

	Mining – 1.6%
2,500,000	Rio Tinto Finance USA PLC (United Kingdom)	A–	1.13%	03/20/2015	N/A	2,504,725

See notes to financial statements.
150 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

GSY Guggenheim Enhanced Short Duration ETF continued

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value

	Office & Business Equipment – 1.6%
$2,500,000	Xerox Corp., Series FRN(b)	BBB–	1.87%	09/13/2013	N/A	$2,518,588

	Oil & Gas – 0.7%
1,000,000	Canadian Oil Sands Ltd. (Canada)(a)	BBB	5.80%	08/15/2013	N/A	1,047,990

	Real Estate Investment Trusts – 1.0%
1,600,000	Hospitality Properties Trust	BBB–	6.75%	02/15/2013	08/15/12 @ 100	1,618,194

	Telecommunications – 0.0%***
40,000	Nextel Communications, Inc., Series E	B+	6.88%	10/31/2013	10/31/11 @ 100	40,200

	Transportation – 2.1%
2,240,000	CSX Corp.	BBB	5.75%	03/15/2013	N/A	2,325,931
1,000,000	CSX Corp.	BBB	5.50%	08/01/2013	N/A	1,053,691
						3,379,622

	Total Corporate Bonds – 31.4%
	(Cost $50,064,434)					50,128,476

	Asset Backed Securities – 4.2%
	Collateralized Debt Obligation – 0.2%
234,691	Putnam Structured Product CDO, Series 2001-1A, Class A1 (Cayman Islands)(a) (b)	AA	0.97%	02/25/2032	N/A	218,620
13,102	Saturn Ventures Ltd., Series 2003-1A, Class A1 (Cayman Islands)(a) (b)	AA	0.97%	11/03/2038	N/A	12,816
						231,436

	Collateralized Loan Obligation – 0.4%
233,848	Global Leveraged Capital Credit Opportunity Fund, Series 2006-1A, Class A
	(Cayman Islands)(a) (b)	AA+	0.77%	12/20/2018	N/A	222,702
250,000	ICE EM CLO, Series 2007-1A, Class A1D (Ireland)(a) (b)	AAA	1.11%	08/15/2022	N/A	233,080
250,000	Telos CLO Ltd., Series 2006-1A, Class A2(a) (b)	AA+	0.87%	10/11/2021	N/A	215,618
						671,400

	Home Equity – 0.2%
327,375	Accredited Mortgage Loan Trust, Series 2006-2, Class A3(b)	BB	0.39%	09/25/2036	N/A	283,171

	Transportation – 3.4%
1,616,741	Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1(a) (b)	A+	0.50%	06/14/2037	N/A	1,422,732
1,466,197	Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3 (Jersey)(a) (b)	A–	0.50%	05/10/2032	N/A	1,378,225
1,465,768	CLI Funding, LLC, Series 2006-1A, Class A(a) (b)	BBB	0.42%	08/18/2021	N/A	1,397,969
1,513,747	Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)(a) (b)	A–	0.48%	12/19/2032	N/A	1,326,254
						5,525,180

	Total Asset Backed Securities – 4.2%
	(Cost $6,619,175)					6,711,187

	Collateralized Mortgage Obligations – 1.0%
	Commercial Mortgage Backed Security - Traditional – 1.0%
1,030,000	GS Mortgage Securities Corp. II, Series 2007-EOP, Class A2(a) (b)	AAA	1.26%	03/06/2020	N/A	1,017,861
585,000	GS Mortgage Securities Corp. II, Series 2007-EOP, Class A3(a) (b)	AAA	1.46%	03/06/2020	N/A	578,096
	(Cost $1,600,086)					1,595,957

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 151

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

GSY Guggenheim Enhanced Short Duration ETF continued

Number
of Shares	Description	Value

	Exchange Traded Funds – 0.6%
27,600	Guggenheim BulletShares 2012 Corporate Bond ETF	$563,592
4,956	Guggenheim BulletShares 2012 High Yield Corporate Bond ETF	125,337
12,700	Guggenheim BulletShares 2013 High Yield Corporate Bond ETF(c)	323,850
	(Cost $1,022,341)	1,012,779

	Short-Term Investments – 65.4%

Principal
Amount	Description	Rating *	Coupon	Maturity		Value

	Commercial Paper – 49.1%
$3,000,000	Anheuser - Busch InBev Worldwide, Inc.	A2		06/04/2012		2,999,910
4,550,000	BAE Systems Holdings, Inc.	A2		06/11/2012		4,549,499
2,250,000	Cigna Corp.	A2		06/01/2012		2,249,977
2,300,000	Cigna Corp.	A2		06/28/2012		2,299,402
4,500,000	Citigroup Funding	A2		06/14/2012		4,499,460
4,000,000	Comcast Corp.	A2		06/06/2012		3,999,840
500,000	Comcast Corp.	A2		06/15/2012		499,940
4,500,000	Deutsche Telekom	A2		06/27/2012		4,498,875
4,000,000	Devon Energy Corp.	A2		06/14/2012		3,999,600
4,000,000	Diageo Capital PLC	A2		06/18/2012		3,999,400
1,800,000	DTE Energy Co.	A2		06/13/2012		1,799,820
2,700,000	DTE Energy Co.	A2		06/15/2012		2,699,676
1,000,000	General Mills, Inc.	A2		06/18/2012		999,850
3,500,000	General Mills, Inc.	A2		06/19/2012		3,499,440
4,000,000	HJ Heinz Finance Co.	A2		06/20/2012		3,999,440
500,000	HJ Heinz Finance Co.	A2		06/22/2012		499,920
4,500,000	Johnson Controls, Inc.	A2		06/25/2012		4,499,010
4,500,000	Kraft Foods, Inc.	A2		06/05/2012		4,499,820
4,500,000	Mattel, Inc.	A2		06/14/2012		4,499,505
4,300,000	Pacific Gas & Electric Co.	A2		06/07/2012		4,299,828
4,500,000	Verizon Communications	A2		06/26/2012		4,498,920
4,500,000	VF Corp.	A2		06/08/2012		4,499,730
4,500,000	Viacom, Inc.	A2		06/27/2012		4,498,875
	(Cost $78,388,371)					78,389,737

	U.S. Government Agency Securities – 10.9%
5,000,000	Federal Home Loan Bank Discount Notes(d)	NR	0.00%	06/01/2012		5,000,000
7,410,000	Federal Home Loan Bank Discount Notes(d)	NR	0.00%	06/08/2012		7,409,985
5,000,000	Federal Home Loan Bank Discount Notes(d)	NR	0.00%	06/20/2012		4,999,975
	(Cost $17,409,678)					17,409,960

	U.S. Treasury Security – 4.9%
7,800,000	U.S. Treasury Bill(d)	NR	0.00%	06/21/2012		7,799,922
	(Cost $7,799,835)

	Short Term Municipal Bonds – 0.4%
	New York – 0.4%
300,000	New York City Municipal Water Finance Authority	A-2	0.33%	06/15/2033	06/15/12 @ 100	300,000
400,000	New York City, New York General Obligation Variable Rate, Series L-5	A-2	0.31%	04/01/2035	06/06/12 @ 100	400,000
	(Cost $700,000)					700,000

See notes to financial statements.
152 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

GSY Guggenheim Enhanced Short Duration ETF continued

Number
of Shares	Description	Value

	Money Market – 0.1%
100,724	Dreyfus Treasury Prime Cash Management Institutional Shares	$100,724
	(Cost $100,724)

	Total Short-Term Investments – 65.4%
	(Cost $104,398,608)	104,400,343

	Investments of Collateral for Securities Loaned – 0.1%
214,790	BNY Mellon Securities Lending Overnight Fund, 0.2175%(e) (f)
	(Cost $214,790)	214,790

	Total Investments – 102.7%
	(Cost $163,919,434)	164,063,532
	Liabilities in excess of Other Assets – (2.7%)	(4,331,486)
	Net Assets – 100.0%	$159,732,046

AG – Stock Corporation

CDO – Collateralized Debt Obligation

CLO – Collateralized Loan Obligation

LLC – Limited Liability Company

N/A- Not Applicable

PLC – Public Limited Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. Although not rated, U.S. Treasury Securities have an implied rating of AA+/Aaa. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

***	Less than 0.1%

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $14,236,922, which represents 8.9% of net assets.

(b)	Floating or variable rate coupon. The rate shown is as of May 31, 2012.

(c)	Security, or portion thereof, was on loan at May 31, 2012.

(d)	Zero coupon bond.

(e)	At May 31, 2012, the total market value of the Fund’s securities on loan was $209,346 and the total market value of the collateral held by the Fund was $214,790.

(f)	Interest rate shown reflects yield as of May 31, 2012.

The obligations of certain United State Government sponsored entities are neither insured nor guaranteed by the United States Treasury.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 153

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

LVL Guggenheim S&P Global Dividend Opportunities Index ETF

Number
of Shares	Description	Value

	Long-Term Investments – 99.7%
	Common Stocks – 96.0%
	Australia – 9.0%
891	ASX Ltd.	$25,460
528	Commonwealth Bank of Australia(a)	25,299
655,649	David Jones Ltd.(a)	1,405,442
539,201	DUET Group	1,014,616
6,612	Metcash Ltd.	24,499
344,160	Seven West Media Ltd.	824,531
498,880	Tatts Group Ltd.	1,267,788
8,154	Telstra Corp. Ltd.	28,077
1,305	Westpac Banking Corp.	25,683
		4,641,395

	Belgium – 0.6%
10,915	Belgacom SA	287,462

	Bermuda – 0.1%
4,466	Catlin Group Ltd.	27,564
802	Seadrill Ltd.	26,466
		54,030

	Canada – 0.1%
1,024	Pembina Pipeline Corp.	27,513

	Cayman Islands – 3.2%
2,668,000	Bosideng International Holdings Ltd.	615,360
3,145,000	Lonking Holdings Ltd.(a)	976,626
30,000	Shimao Property Holdings Ltd.	40,202
		1,632,188

	Czech Republic – 1.9%
744	CEZ AS	26,194
175	Komercni Banka AS	25,986
50,036	Telefonica Czech Republic AS	910,761
		962,941

	Finland – 1.6%
45,958	Orion OYJ, Class B	799,525

	France – 5.0%
113,489	France Telecom SA	1,425,687
408	Neopost SA	21,188
112,001	Peugeot SA	1,104,545
		2,551,420

	Germany – 8.5%
2,462	Deutsche Telekom AG	24,274
81,854	E.ON AG	1,495,860
78,645	Freenet AG(a)	1,080,829
557	Hannover Rueckversicherung AG	29,790
48,003	RWE AG	1,753,000
		4,383,753

See notes to financial statements.
154 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

LVL Guggenheim S&P Global Dividend Opportunities Index ETF continued

Number
of Shares	Description	Value

	Hong Kong – 0.1%
16,000	Cathay Pacific Airways Ltd.	$24,698
2,300	Hang Seng Bank Ltd.	29,725
		54,423

	Israel – 3.6%
951,942	Bezeq The Israeli Telecommunication Corp. Ltd.	1,200,527
38,200	Cellcom Israel Ltd.(a)	276,568
85,673	Partner Communications Co. Ltd.	385,844
		1,862,939

	Italy – 2.8%
1,877	Atlantia SpA	23,174
6,491	Snam SpA	26,212
25,739	Telecom Italia SpA	21,243
1,847,151	Telecom Italia SpA	1,263,002
28,168	Terna Rete Elettrica Nazionale SpA	94,176
		1,427,807

	Luxembourg – 0.1%
1,228	SES SA	27,444

	Netherlands – 5.9%
92,052	CSM	1,531,986
891	Eurocommercial Properties NV, REIT	29,134
155,776	Koninklijke KPN NV	1,472,498
		3,033,618

	Norway – 3.1%
3,234,602	Marine Harvest ASA(b)	1,578,126

	Philippines – 0.0%*
435	Philippine Long Distance Telephone Co.	23,397

	Portugal – 0.0%*
9,246	EDP - Energias de Portugal SA	19,206

	Singapore – 3.3%
483,000	SembCorp Marine Ltd.	1,675,274
31,000	Suntec Real Estate Investment Trust, REIT	30,910
		1,706,184

	South Africa – 3.2%
6,538	African Bank Investments Ltd.	27,736
26,188	Kumba Iron Ore Ltd.(a)	1,605,913
		1,633,649

	Spain – 4.2%
57,846	ACS Actividades de Construccion y Servicios SA	959,848
1,522	Enagas SA	23,768
2,373	Ferrovial SA(a)	22,446
4,658	Iberdrola SA	17,710
8,590	Mapfre SA	16,633
101,818	Telefonica SA	1,125,104
		2,165,509

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 155

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

LVL Guggenheim S&P Global Dividend Opportunities Index ETF continued

Number
of Shares	Description	Value

	Sweden – 2.6%
1,642	Skanska AB	$21,771
89,119	Tele2 AB	1,322,542
		1,344,313

	Taiwan – 3.0%
849	Chunghwa Telecom Co. Ltd., ADR	25,334
729,374	United Microelectronics Corp., ADR	1,538,979
		1,564,313

	Thailand – 0.1%
5,700	Advanced Info Service PCL	32,070
20,700	Shin Corp. PCL	36,110
		68,180

	Turkey – 2.8%
1,202,044	Eregli Demir ve Celik Fabrikalari TAS	1,386,738
6,936	Turk Telekomunikasyon AS	23,745
		1,410,483

	United Kingdom – 2.5%
2,053	Admiral Group PLC	32,831
5,455	Amlin PLC	26,708
598	AstraZeneca PLC	24,097
5,582	Aviva PLC	22,467
867,650	Home Retail Group PLC	1,042,314
2,885	National Grid PLC	28,863
1,172	Severn Trent PLC	31,045
1,442	SSE PLC	29,363
2,961	United Utilities Group PLC	29,942
10,309	Vodafone Group PLC	27,450
		1,295,080

	United States – 28.7%
59,173	American Capital Agency Corp., REIT	1,933,182
102,291	Annaly Capital Management, Inc., REIT	1,700,076
237,279	Apollo Investment Corp.	1,765,356
1,734	Ares Capital Corp.	26,166
932	AT&T, Inc.	31,846
1,099	Avista Corp.	27,926
132,092	Capstead Mortgage Corp., REIT	1,818,907
607,812	Chimera Investment Corp., REIT	1,701,874
1,222	Corporate Office Properties Trust, REIT	26,896
466	Diamond Offshore Drilling, Inc.	27,112
693	Eli Lilly & Co.	28,378
692	Exelon Corp.	25,590
61,925	Hatteras Financial Corp., REIT	1,767,959
898	Highwoods Properties, Inc., REIT	28,969
3,943	Hudson City Bancorp, Inc.	24,447
1,283	ITT Corp.	26,340
630	Mercury General Corp.	27,468
242,422	MFA Financial, Inc., REIT	1,847,256

See notes to financial statements.
156 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

LVL Guggenheim S&P Global Dividend Opportunities Index ETF continued

Number
of Shares	Description	Value

	United States (continued)
2,086	New York Community Bancorp, Inc.(a)	$25,762
165,623	Prospect Capital Corp.(a)	1,783,760
2,254	Regal Entertainment Group, Class A(a)	30,992
1,914	RR Donnelley & Sons Co.(a)	20,595
834	TAL International Group, Inc.	27,280
945	Vectren Corp.	27,707
		14,751,844

	Total Common Stocks – 96.0%
	(Cost $59,940,704)	49,306,742

	Preferred Stocks – 3.3%
	Brazil – 0.0%*
1,266	Vale SA, ADR	22,940

	Germany – 3.3%
80,731	ProSiebenSat.1 Media AG	1,692,945

	Total Preferred Stocks – 3.3%
	(Cost $1,935,550)	1,715,885

	Exchange Traded Fund – 0.3%
3,500	iShares MSCI ACWI Index Fund
	(Cost $147,631)	148,155

	Income Trust – 0.1%
	Canada – 0.1%
789	Labrador Iron Ore Royalty Co.
	(Cost $28,837)	23,987
	Total Long-Term Investments – 99.7%
	(Cost $62,052,722)	51,194,769

	Investments of Collateral for Securities Loaned – 12.7%
6,544,423	BNY Mellon Securities Lending Overnight Fund, 0.2175%(c) (d)
	(Cost $6,544,423)	6,544,423

	Total Investments – 112.4%
	(Cost $68,597,145)	57,739,192
	Liabilities in excess of Other Assets – (12.4%)	(6,378,715)
	Net Assets – 100.0%	$51,360,477

AB – Stock Company

ADR – American Depositary Receipt

AG – Stock Corporation

AS – Joint Stock Company

ASA – Stock Company

NV – Publicly Traded Company

OYJ – Public Traded Company

PCL – Public Company Limited

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SA – Corporation

SpA – Limited Share Company

*Less than 0.1%

(a)	Security, or portion thereof, was on loan at May 31, 2012.

(b)	Non-income producing security.

(c)	At May 31, 2012, the total market value of the Fund’s securities on loan was $6,211,330 and the total market value of the collateral held by the Fund was $6,544,423.

(d)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 157

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2012

	Guggenheim BulletShares 2012 Corporate Bond ETF (BSCC	)	Guggenheim BulletShares 2013 Corporate Bond ETF (BSCD	)	Guggenheim BulletShares 2014 Corporate Bond ETF (BSCE	)
Assets
Investments in securities, at value (including securities on loan)	$52,384,891		$139,938,110		$141,634,799
Short term investments, at value	51,012,899		—		—
Cash	7,055,010		492,966		547,999
Foreign currency, at value	—		—		—
Receivables:
Dividends	—		—		—
Tax reclaims	—		—		—
Interest	1,224,816		1,438,417		1,448,803
Securities lending income	3,168		794		383
Investments sold	—		869,899		410,638
Due from Adviser	—		—		—
Other assets	—		—		—
Total assets	111,680,784		142,740,186		144,042,622

Liabilities
Custodian bank	—		—		—
Payables:
Investments purchased	7,586,535		954,128		445,632
Collateral for securities on loan	2,725,800		1,168,880		1,611,900
Accrued advisory fees	20,605		28,589		28,322
Accrued expenses	—		—		—
Total liabilities	10,332,940		2,151,597		2,085,854
Net Assets	$101,347,844		$140,588,589		$141,956,768

Composition of Net Assets
Paid-in capital	$101,246,101		$139,915,775		$141,024,750
Accumulated undistributed net investment income (loss)	77,565		165,243		212,769
Accumulated net realized gain (loss) on investments and currency transactions	12,764		(7,432)		(9,547)
Net unrealized appreciation (depreciation) on investments and currency translation	11,414		515,003		728,796
Net Assets	$101,347,844		$140,588,589		$141,956,768
Shares outstanding ($0.01 par value with unlimited amount authorized)	4,950,000		6,750,000		6,750,000
Net Asset Value Per Share	$20.47		$20.83		$21.03
Investments in securities, at cost	$52,370,424		$139,423,107		$140,906,003
Short term investments, at cost	$51,015,952		$—		$—
Foreign currency, at cost	$—		$—		$—
Securities on loan, at value	$2,667,872		$1,140,901		$1,571,037

See notes to financial statements.
158 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

May 31, 2012

Guggenheim BulletShares 2015 Corporate Bond ETF (BSCF	)	Guggenheim BulletShares 2016 Corporate Bond ETF (BSCG	)	Guggenheim BulletShares 2017 Corporate Bond ETF (BSCH	)	Guggenheim BulletShares 2018 Corporate Bond ETF (BSCI )	Guggenheim BulletShares 2019 Corporate Bond ETF (BSCJ	)	Guggenheim BulletShares 2020 Corporate Bond ETF (BSCK	)	Guggenhei BulletShares 2012 High Yield Corporate Bond ETF (BSJC	)

$120,690,156		$116,098,863		$113,460,301		$5,846,591	$8,860,207		$8,924,700		$46,452,379
—		—		—		—	—		—		22,109,626
393,134		412,303		1,149,252		97,381	144,448		118,560		2,379,878
—		—		—		—	—		—		—

—		—		—		—	—		—		—
—		—		—		—	—		—		—
1,153,443		1,179,439		1,407,480		68,057	116,684		106,328		1,133,891
198		370		115		—	—		—		3,112
—		1,154,980		905,001		—	—		—		—
—		—		—		—	—		—		—
—		—		—		—	—		—		—
122,236,931		118,845,955		116,922,149		6,012,029	9,121,339		9,149,588		72,078,886

—		—		—		—	—		—		—

—		1,225,427		1,767,085		—	—		—		—
496,250		618,000		167,900		—	—		—		874,440
23,338		23,615		22,392		1,224	1,847		1,850		25,340
—		—		—		—	—		—		—
519,588		1,867,042		1,957,377		1,224	1,847		1,850		899,780
$121,717,343		$116,978,913		$114,964,772		$6,010,805	$9,119,492		$9,147,738		$71,179,106

$120,248,457		$114,652,408		$112,855,944		$6,012,984	$9,000,073		$8,999,777		$70,586,390
219,701		247,468		277,256		14,456	24,384		25,740		228,206
(7,212)		(24,925)		(21,977)		(3,765)	—		—		248,426
1,256,397		2,103,962		1,853,549		(12,870)	95,035		122,221		116,084
$121,717,343		$116,978,913		$114,964,772		$6,010,805	$9,119,492		$9,147,738		$71,179,106
5,700,000		5,400,000		5,250,000		300,000	450,000		450,000		2,800,000
$21.35		$21.66		$21.90		$20.04	$20.27		$20.33		$25.42
$119,433,759		$113,994,901		$111,606,752		$5,859,461	$8,765,172		$8,802,479		$51,858,836
$—		$—		$—		$—	$—		$—		$16,587,085
$—		$—		$—		$—	$—		$—		$—
$484,724		$604,767		$163,500		$—	$—		$—		$852,635
See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 159

STATEMENT OF ASSETS AND LIABILITIES continued	May 31, 2012

	Guggenheim BulletShares 2013 High Yield Corporate Bond ETF (BSJD	)	Guggenheim BulletShares 2014 High Yield Corporate Bond ETF (BSJE	)
Assets
Investments in securities, at value (including securities on loan)	$143,423,102		$101,567,316
Short term investments, at value	—		—
Cash	552,589		577,805
Foreign currency, at value	—		—
Receivables:
Dividends	—		—
Tax reclaims	—		—
Interest	3,633,846		1,988,162
Securities lending income	1,299		2,054
Investments sold	2,957,500		734,055
Due from Adviser	—		—
Other assets	—		—
Total assets	150,568,336		104,869,392

Liabilities
Custodian bank	—		—
Payables:
Investments purchased	3,772,915		511,250
Collateral for securities on loan	1,958,370		1,763,590
Accrued advisory fees	49,866		34,497
Accrued expenses	—		—
Total liabilities	5,781,151		2,309,337
Net Assets	$144,787,185		$102,560,055

Composition of Net Assets
Paid-in capital	$144,259,273		$101,552,251
Accumulated undistributed net investment income (loss)	591,659		518,645
Accumulated net realized gain (loss) on investments and currency transactions	(226,743)		(6,732)
Net unrealized appreciation (depreciation) on investments and currency translation	162,996		495,891
Net Assets	$144,787,185		$102,560,055
Shares outstanding ($0.01 par value with unlimited amount authorized)	5,700,000		4,000,000
Net Asset Value Per Share	$25.40		$25.64
Investments in securities, at cost	$143,260,106		$101,071,425
Short term investments, at cost	$—		$—
Foreign currency, at cost	$—		$—
Securities on loan, at value	$1,911,194		$1,724,065

See notes to financial statements.
160 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

May 31, 2012

Guggenheim BulletShares 2015 High Yield Corporate Bond ETF (BSJF )	Guggenheim BulletShares 2016 High Yield Corporate Bond ETF (BSJG )	Guggenheim BulletShares 2017 High Yield Corporate Bond ETF (BSJH )	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (BSJI )	Guggenheim Enhanced Core Bond ETF (GIY	)	Guggenheim Enhanced Short Duration Bond ETF (GSY	)	Guggenheim S&P Global Dividend Opportunities Index ETF (LVL )

$197,985,537	$7,299,493	$7,316,857	$4,811,406	$4,335,994		$59,663,189		$57,739,192
—	—	—	—	756,389		104,400,343		—
356,431	10,316	4,413	30,429	—		—		58,054
—	—	—	—	—		—		149,091

—	—	—	—	—		—		61,531
—	—	—	—	—		—		10,727
3,835,079	140,980	155,365	83,111	30,369		380,831		—
4,805	—	—	—	—		956		57,774
3,048,069	—	—	—	133,844		—		—
—	—	—	—	45,637		95,795		108,767
—	—	—	—	1,873		5,313		3,183
205,229,921	7,450,789	7,476,635	4,924,946	5,304,106		164,546,427		58,188,319

—	—	—	—	—		438		—

3,033,100	—	—	—	—		4,499,081		147,631
6,449,420	—	—	—	—		214,790		6,544,423
66,500	2,439	2,300	1,687	—		—		—
—	—	—	—	47,484		100,072		135,788
9,549,020	2,439	2,300	1,687	47,484		4,814,381		6,827,842
$195,680,901	$7,448,350	$7,474,335	$4,923,259	$5,256,622		$159,732,046		$51,360,477

$196,787,302	$7,555,307	$7,557,117	$5,030,801	$5,056,891		$159,497,527		$70,387,631
1,065,680	27,984	27,402	21,296	12,188		66,556		1,545,536
(155,118)	(2,557)	(2,788)	(699)	63,153		23,865		(9,714,433)
(2,016,963)	(132,384)	(107,396)	(128,139)	124,390		144,098		(10,858,257)
$195,680,901	$7,448,350	$7,474,335	$4,923,259	$5,256,622		$159,732,046		$51,360,477
7,700,000	300,000	300,000	200,000	100,000		3,200,000		4,240,000
$25.41	$24.83	$24.91	$24.62	$52.57		$49.92		$12.11
$200,002,500	$7,431,877	$7,424,253	$4,939,545	$4,211,604		$59,520,826		$68,597,145
$—	$—	$—	$—	$756,389		$104,398,608		$—
$—	$—	$—	$—	$—		$—		$149,250
$6,292,353	$—	$—	$—	$—		$209,346		$6,211,330

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 161

STATEMENT OF OPERATIONS For the Year ended May 31, 2012	May 31, 2012

	Guggenheim BulletShares 2012 Corporate Bond ETF (BSCC )	Guggenheim BulletShares 2013 Corporate Bond ETF (BSCD )	Guggenheim BulletShares 2014 Corporate Bond ETF (BSCE )
Investment Income
Dividend income	$—	$—	$—
Less Return of capital distributions received	—	—	—
Foreign taxes withheld	—	—	—
Net dividend income	—	—	—
Interest	1,074,525	1,803,775	2,012,704
Net securities lending income	17,814	6,101	1,574
Total investment income	1,092,339	1,809,876	2,014,278

Expenses
Advisory fee <Note 3>	221,122	254,093	224,538
Administration fee	—	—	—
Custodian fee	—	—	—
IIV calculation fee	—	—	—
Licensing	—	—	—
Listing fee and expenses	—	—	—
Printing expenses	—	—	—
Professional fees	—	—	—
Registration & filings	—	—	—
Trustees’ fees and expenses	—	—	—
Miscellaneous	—	—	—
Total expenses	221,122	254,093	224,538
Advisory fees waived	—	—	—
Other expenses waived or reimbursed	—	—	—
Net Expenses	221,122	254,093	224,538
Net Investment Income (Loss)	871,217	1,555,783	1,789,740

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on
Investments	12,764	(7,432)	(9,547)
In-kind transactions	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	12,764	(7,432)	(9,547)
Net change in unrealized appreciation (depreciation) on investments	(289,251)	(24,975)	(126,117)
Foreign currency translation	—	—	—
Net unrealized appreciation (depreciation)	(289,251)	(24,975)	(126,117)
Net realized and unrealized gain (loss)	(276,487)	(32,407)	(135,664)
Net Increase (Decrease) in Net Assets Resulting from Operations	$594,730	$1,523,376	$1,654,076

1	Commencement of investment operations – March 28, 2012

2	Commencement of investment operations – April 25, 2012

See notes to financial statements.
162 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

May 31, 2012

Guggenheim BulletShares 2015 Corporate Bond ETF (BSCF )	Guggenheim BulletShares 2016 Corporate Bond ETF (BSCG )	Guggenheim BulletShares 2017 Corporate Bond ETF (BSCH )	Guggenheim BulletShares 2018 Corporate Bond ETF (BSCI	)1	Guggenheim BulletShares 2019 Corporate Bond ETF (BSCJ	)1	Guggenheim BulletShares 2020 Corporate Bond ETF (BSCK	)1	Guggenheim BulletShares 2012 High Yield Corporate Bond ETF (BSJC	)

$—	$—	$—		$—	$—		$—		$11,325
—	—	—		—	—		—		—
—	—	—		—	—		—		—
—	—	—		—	—		—		11,325
1,866,509	2,016,640	1,985,550		25,026	46,887		49,596		2,358,681
1,278	2,267	2,060		—	—		—		13,019
1,867,787	2,018,907	1,987,610		25,026	46,887		49,596		2,383,025

168,676	163,871	137,203		2,170	3,603		3,606		244,818
—	—	—		—	—		—		—
—	—	—		—	—		—		—
—	—	—		—	—		—		—
—	—	—		—	—		—		—
—	—	—		—	—		—		—
—	—	—		—	—		—		—
—	—	—		—	—		—		—
—	—	—		—	—		—		—
—	—	—		—	—		—		—
—	—	—		—	—		—		—
168,676	163,871	137,203		2,170	3,603		3,606		244,818
—	—	—		—	—		—		—
—	—	—		—	—		—		—
168,676	163,871	137,203		2,170	3,603		3,606		244,818
1,699,111	1,855,036	1,850,407		22,856	43,284		45,990		2,138,207

(7,212)	(24,925)	(21,977)		(3,765)	—		—		254,936
1,026	—	—		—	—		—		—
—	—	—		—	—		—		—
(6,186)	(24,925)	(21,977)		(3,765)	—		—		254,936
499,919	1,479,004	1,093,450		(12,870)	95,035		122,221		20,517
—	—	—		—	—		—		—
499,919	1,479,004	1,093,450		(12,870)	95,035		122,221		20,517
493,733	1,454,079	1,071,473		(16,635)	95,035		122,221		275,453
$2,192,844	$3,309,115	$2,921,880		$6,221	$138,319		$168,211		$2,413,660

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 163

STATEMENT OF OPERATIONS continued	May 31, 2012

	Guggenheim BulletShares 2013 High Yield Corporate Bond ETF (BSJD )	Guggenheim BulletShares 2014 High Yield Corporate Bond ETF (BSJE	)
Investment Income
Dividend income	$38,888	$36,141
Less Return of capital distributions received	—	—
Foreign taxes withheld	—	—
Net dividend income	38,888	36,141
Interest	4,151,873	3,015,267
Net securities lending income	6,707	9,695
Total investment income	4,197,468	3,061,103

Expenses
Advisory fee <Note 3>	329,514	213,338
Administration fee	—	—
Custodian fee	—	—
IIV calculation fee	—	—
Licensing	—	—
Listing fee and expenses	—	—
Printing expenses	—	—
Professional fees	—	—
Registration & filings	—	—
Trustees’ fees and expenses	—	—
Miscellaneous	—	—
Total expenses	329,514	213,338
Advisory fees waived	—	—
Other expenses waived or reimbursed	—	—
Net Expenses	329,514	213,338
Net Investment Income (Loss)	3,867,954	2,847,765

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on
Investments	(226,743)	57,285
In-kind transactions	—	—
Foreign currency transactions	—	—
Net realized gain (loss)	(226,743)	57,285
Net change in unrealized appreciation (depreciation) on investments	(47,970)	357,259
Foreign currency translation	—	—
Net unrealized appreciation (depreciation)	(47,970)	357,259
Net realized and unrealized gain (loss)	(274,713)	414,544
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,593,241	$3,262,309

1	Commencement of investment operations – March 28, 2012

2	Commencement of investment operations – April 25, 2012

See notes to financial statements.
164 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

May 31, 2012

Guggenheim BulletShares 2015 High Yield Corporate Bond ETF (BSJF )	Guggenheim BulletShares 2016 High Yield Corporate Bond ETF (BSJG	)2	Guggenheim BulletShares 2017 High Yield Corporate Bond ETF (BSJH	)2	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (BSJI	)2	Guggenheim Enhanced Core Bond ETF (GIY )	Guggenheim Enhanced Short Duration Bond ETF (GSY )	Guggenheim S&P Global Dividend Opportunities Index ETF (LVL )

$49,005		$—		$—		$—	$—	$19,420	$4,290,656
—		—		—		—	—	—	(64,639)
—		—		—		—	—	—	(318,496)
49,005		—		—		—	—	19,420	3,907,521
3,892,200		30,423		29,702		22,983	108,734	393,769	—
13,607		—		—		—	2	4,273	185,698
3,954,812		30,423		29,702		22,983	108,736	417,462	4,093,219

263,179		2,439		2,300		1,687	10,629	115,422	247,167
—		—		—		—	1,462	16,105	13,594
—		—		—		—	39,180	43,676	128,295
—		—		—		—	17,293	18,189	11,727
—		—		—		—	—	—	48,198
—		—		—		—	5,000	5,000	5,000
—		—		—		—	17,910	42,033	25,826
—		—		—		—	48,335	60,290	29,303
—		—		—		—	—	15,922	3,095
—		—		—		—	4,479	5,722	6,003
—		—		—		—	3,246	6,163	3,174
263,179		2,439		2,300		1,687	147,534	328,522	521,382
—		—		—		—	(10,629)	(115,422)	(200,065)
—		—		—		—	(122,557)	(58,929)	—
263,179		2,439		2,300		1,687	14,348	154,171	321,317
3,691,633		27,984		27,402		21,296	94,388	263,291	3,771,902

(27,486)		(2,557)		(2,788)		(699)	244,612	(11,688)	(3,967,511)
—		—		—		—	—	—	1,585,430
—		—		—		—	—	—	(119,152)
(27,486)		(2,557)		(2,788)		(699)	244,612	(11,688)	(2,501,233)
(2,094,010)		(132,384)		(107,396)		(128,139)	(13,484)	144,010	(12,171,698)
—		—		—		—	—	—	(1,721)
(2,094,010)		(132,384)		(107,396)		(128,139)	(13,484)	144,010	(12,173,419)
(2,121,496)		(134,941)		(110,184)		(128,838)	231,128	132,322	(14,674,652)
$1,570,137		$(106,957)		$(82,782)		$(107,542)	$325,516	$395,613	$(10,902,750)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 165

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2012

	Guggenheim BulletShares 2012 Corporate Bond ETF (BSCC)		Guggenheim BulletShares 2013 Corporate Bond ETF (BSCD)		Guggenheim BulletShares 2014 Corporate Bond ETF (BSCE)
	For the Year Ended May 31, 2012	For the Period Ended May 31, 20111	For the Year Ended May 31, 2012	For the Period Ended May 31, 20111	For the Year Ended May 31, 2012	For the Period Ended May 31, 20111
Change in Net Assets Resulting from Operations
Net investment income (loss)	$871,217	$321,598	1,555,783	$395,026	$1,789,740	$443,568
Net realized gain (loss)	12,764	2,250	(7,432)	5,284	(9,547)	22,311
Net unrealized appreciation (depreciation)	(289,251)	300,665	(24,975)	539,978	(126,117)	854,913
Net increase (decrease) in net assets resulting from operations	594,730	624,513	1,523,376	940,288	1,654,076	1,320,792
Distribution to Shareholders
From and in excess of net investment income	(853,200)	(261,600)	(1,478,100)	(310,350)	(1,697,550)	(344,400)
Capital gains	—	(2,700)	—	(2,400)	—	(900)
Return of capital	—	—	—	—	—	—
Total distributions	(853,200)	(264,300)	(1,478,100)	(312,750)	(1,697,550)	(345,300)
Capital Share Transactions
Proceeds from sale of shares	30,725,486	70,520,615	68,603,555	71,312,220	84,994,388	56,030,362
Cost of shares redeemed	—	—	—	—	—	—
Net increase (decrease) from capital share transactions	30,725,486	70,520,615	68,603,555	71,312,220	84,994,388	56,030,362
Total increase (decrease) in net assets	30,467,016	70,880,828	68,648,831	71,939,758	84,950,914	57,005,854
Net Assets
Beginning of period	70,880,828	—	71,939,758	—	57,005,854	—
End of period	$101,347,844	$70,880,828	$140,588,589	$71,939,758	$141,956,768	$57,005,854
Accumulated undistributed net investment income (loss) at end of period	$77,565	$59,548	$165,243	$84,676	$212,769	$99,168
Changes in Shares Outstanding
Shares sold	1,500,000	3,450,000	3,300,000	3,450,000	4,050,000	2,700,000
Shares redeemed	—	—	—	—	—	—
Shares outstanding, beginning of period	3,450,000	—	3,450,000	—	2,700,000	—
Shares outstanding, end of period	4,950,000	3,450,000	6,750,000	3,450,000	6,750,000	2,700,000

1	Commencement of investment operations – June 7, 2010

2	Commencement of investment operations – January 25, 2011

3	Commencement of investment operations – March 28, 2012

4	Commencement of investment operations – April 25, 2012

See notes to financial statements.
166 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

May 31, 2012

Guggenheim BulletShares 2015 Corporate Bond ETF (BSCF)		Guggenheim BulletShares 2016 Corporate Bond ETF (BSCG)		Guggenheim BulletShares 2017 Corporate Bond ETF (BSCH)
For the Year Ended May 31, 2012	For the Period Ended May 31, 20111	For the Year Ended May 31, 2012	For the Period Ended May 31, 20111	For the Year Ended May 31, 2012	For the Period Ended May 31, 20111

$1,699,111	$422,406	$1,855,036	$414,133	$1,850,407	$616,497
(6,186)	19,534	(24,925)	15,149	(21,977)	164,514
499,919	756,478	1,479,004	624,958	1,093,450	760,099

2,192,844	1,198,418	3,309,115	1,054,240	2,921,880	1,541,110

(1,577,250)	(344,100)	(1,703,700)	(333,150)	(1,670,100)	(521,700)
—	—	—	—	—	—
—	—	—	—	—	—
(1,577,250)	(344,100)	(1,703,700)	(333,150)	(1,670,100)	(521,700)

86,064,988	34,182,443	86,516,723	28,135,685	84,567,681	37,578,872
—	—	—	—	—	(9,452,971)

86,064,988	34,182,443	86,516,723	28,135,685	84,567,681	28,125,901
86,680,582	35,036,761	88,122,138	28,856,775	85,819,461	29,145,311

35,036,761	—	28,856,775	—	29,145,311	—
$121,717,343	$35,036,761	$116,978,913	$28,856,775	$114,964,772	$29,145,311

$219,701	$78,306	$247,468	$80,983	$277,256	$94,797

4,050,000	1,650,000	4,050,000	1,350,000	3,900,000	1,800,000
—	—	—	—	—	(450,000)
1,650,000	—	1,350,000	—	1,350,000	—
5,700,000	1,650,000	5,400,000	1,350,000	5,250,000	1,350,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 167

STATEMENT OF CHANGES IN NET ASSETS continued	May 31, 2012

	Guggenheim BulletShares 2018 Corporate Bond ETF (BSCI)	Guggenheim BulletShares 2019 Corporate Bond ETF (BSCJ)	Guggenheim BulletShares 2020 Corporate Bond ETF (BSCK)	Guggenheim BulletShares 2012 High Yield Corporate Bond ETF (BSJC)
	For the Period Ended May 31, 20123	For the Period Ended May 31, 20123	For the Period Ended May 31, 20123	For the Year Ended May 31, 2012	For the Period Ended May 31, 20112
Change in Net Assets Resulting from Operations
Net investment income (loss)	$22,856	$43,284	$45,990	$2,138,207	$173,299
Net realized gain (loss)	(3,765)	—	—	254,936	(6,510)
Net unrealized appreciation (depreciation)	(12,870)	95,035	122,221	20,517	95,567
Net increase (decrease) in net assets resulting from operations	6,221	138,319	168,211	2,413,660	262,356

Distribution to Shareholders
From and in excess of net investment income	(8,400)	(18,900)	(20,250)	(1,988,600)	(94,700)
Capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—
Total distributions	(8,400)	(18,900)	(20,250)	(1,988,600)	(94,700)

Capital Share Transactions
Proceeds from sale of shares	6,012,984	9,000,073	8,999,777	42,740,016	27,846,374
Cost of shares redeemed	—	—	—	—	—
Net increase (decrease) from capital share transactions	6,012,984	9,000,073	8,999,777	42,740,016	27,846,374
Total increase (decrease) in net assets	6,010,805	9,119,492	9,147,738	43,165,076	28,014,030

Net Assets
Beginning of period	—	—	—	28,014,030	—
End of period	$6,010,805	$9,119,492	$9,147,738	$71,179,106	$28,014,030
Accumulated undistributed net investment income (loss) at end of period	$14,456	$24,384	$25,740	$228,206	$78,599

Changes in Shares Outstanding
Shares sold	300,000	450,000	450,000	1,700,000	1,100,000
Shares redeemed	—	—	—	—	—
Shares outstanding, beginning of period	—	—	—	1,100,000	—
Shares outstanding, end of period	300,000	450,000	450,000	2,800,000	1,100,000

1	Commencement of investment operations – June 7, 2010

2	Commencement of investment operations – January 25, 2011

3	Commencement of investment operations – March 28, 2012

4	Commencement of investment operations – April 25, 2012

See notes to financial statements.
168 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

May 31, 2012

Guggenheim BulletShares 2013 High Yield Corporate Bond ETF (BSJD)		Guggenheim BulletShares 2014 High Yield Corporate Bond ETF (BSJE)		Guggenheim BulletShares 2015 High Yield Corporate Bond ETF (BSJF)
For the Year Ended May 31, 2012	For the Period Ended May 31, 20112	For the Year Ended May 31, 2012	For the Period Ended May 31, 20112	For the Year Ended May 31, 2012	For the Period Ended May 31, 20112

$3,867,954	$218,126	$2,847,765	$163,602	$3,691,633	$139,769
(226,743)	7,679	57,285	8,361	(27,486)	12,146
(47,970)	210,966	357,259	138,632	(2,094,010)	77,047

3,593,241	436,771	3,262,309	310,595	1,570,137	228,962

(3,377,800)	(121,000)	(2,473,400)	(91,700)	(2,817,800)	(87,700)
(3,300)	—	—	—	—	—
—	—	—	—	—	—
(3,381,100)	(121,000)	(2,473,400)	(91,700)	(2,817,800)	(87,700)

116,298,798	27,960,475	83,768,179	17,784,072	184,064,874	12,722,428
—	—	—	—	—	—

116,298,798	27,960,475	83,768,179	17,784,072	184,064,874	12,722,428
116,510,939	28,276,246	84,557,088	18,002,967	182,817,211	12,863,690

28,276,246	—	18,002,967	—	12,863,690	—
$144,787,185	$28,276,246	$102,560,055	$18,002,967	$195,680,901	$12,863,690

$591,659	$97,126	$518,645	$71,902	$1,065,680	$52,069

4,600,000	1,100,000	3,300,000	700,000	7,200,000	500,000
—	—	—	—	—	—
1,100,000	—	700,000	—	500,000	—
5,700,000	1,100,000	4,000,000	700,000	7,700,000	500,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 169

STATEMENT OF CHANGES IN NET ASSETS continued	May 31, 2012

	Guggenheim BulletShares 2016 High Yield Corporate Bond ETF (BSJG)	Guggenheim BulletShares 2017 High Yield Corporate Bond ETF (BSJH)	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (BSJI)
	For the Period Ended May 31, 20124	For the Period Ended May 31, 20124	For the Period Ended May 31, 20124
Change in Net Assets Resulting from Operations
Net investment income (loss)	$27,984	$27,402	$21,296
Net realized gain (loss)	(2,557)	(2,788)	(699)
Net unrealized appreciation (depreciation)	(132,384)	(107,396)	(128,139)
Net increase (decrease) in net assets resulting from operations	(106,957)	(82,782)	(107,542)

Distribution to Shareholders
From and in excess of net investment income	—	—	—
Capital gains	—	—	—
Return of capital	—	—	—
Total distributions	—	—	—

Capital Share Transactions
Proceeds from sale of shares	7,555,307	7,557,117	5,030,801
Cost of shares redeemed	—	—	—
Net increase (decrease) from capital share transactions	7,555,307	7,557,117	5,030,801
Total increase (decrease) in net assets	7,448,350	7,474,335	4,923,259

Net Assets
Beginning of period	—	—	—
End of period	$7,448,350	$7,474,335	$4,923,259
Accumulated undistributed net investment income (loss) at end of period	$27,984	$27,402	$21,296

Changes in Shares Outstanding
Shares sold	300,000	300,000	200,000
Shares redeemed	—	—	—
Shares outstanding, beginning of period	—	—	—
Shares outstanding, end of period	300,000	300,000	200,000

1	Commencement of investment operations – June 7, 2010

2	Commencement of investment operations – January 25, 2011

3	Commencement of investment operations – March 28, 2012

4	Commencement of investment operations – April 25, 2012

See notes to financial statements.
170 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

May 31, 2012

Guggenheim Enhanced Core Bond ETF (GIY)		Guggenheim Enhanced Short Duration Bond ETF (GSY)		Guggenheim S&P Global Dividend Opportunities Index ETF (LVL)
For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011

$94,388	$145,373	$263,291	$2,512	$3,771,902	$1,416,274
244,612	169,154	(11,688)	2,306	(2,501,233)	1,103,228
(13,484)	8,548	144,010	4,277	(12,173,419)	2,470,893

325,516	323,075	395,613	9,095	(10,902,750)	4,990,395

(82,200)	(204,800)	(160,600)	(500)	(2,329,280)	(1,112,880)
(290,800)	(86,200)	(3,600)	—	—	—
—	—	—	—	—	—
(373,000)	(291,000)	(164,200)	(500)	(2,329,280)	(1,112,880)

—	5,276,723	149,524,619	14,949,924	47,840,761	54,761,387
—	(5,207,512)	(9,957,217)	(9,965,683)	(21,639,679)	(32,912,066)
—	69,211	139,567,402	4,984,241	26,201,082	21,849,321
(47,484)	101,286	139,798,815	4,992,836	12,969,052	25,726,836

5,304,106	5,202,820	19,933,231	14,940,395	38,391,425	12,664,589
$5,256,622	$5,304,106	$159,732,046	$19,933,231	$51,360,477	$38,391,425

$12,188	$—	$66,556	$2,012	$1,545,536	$274,766

—	100,000	3,000,000	300,000	3,440,000	3,680,000
—	(100,000)	(200,000)	(200,000)	(1,600,000)	(2,240,000)
100,000	100,000	400,000	300,000	2,400,000	960,000
100,000	100,000	3,200,000	400,000	4,240,000	2,400,000
See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 171

FINANCIAL HIGHLIGHTS	May 31, 2012

BSCC Guggenheim BulletShares 2012 Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Period June 7, 2010* through May 31, 2011
Net asset value, beginning of period	$20.55	$20.04

Income from investment operations
Net investment income (a)	0.19	0.23
Net realized and unrealized gain (loss)	(0.08)	0.49
Total from investment operations	0.11	0.72

Distributions to shareholders
From net investment income	(0.19)	(0.21)
Capital gains	—	(0.00	)(e)
Total distributions to shareholders	(0.19)	(0.21)
Net asset value, end of period	$20.47	$20.55
Market value, end of period	$20.42	$20.67
Total return (b)
Net asset value	0.55%	3.61%

Ratios and supplemental data
Net assets, end of period (thousands)	$101,348	$70,881
Ratio of net expenses to average net assets	0.24%	0.24	%(c)
Ratio of net investment income to average net assets	0.95%	1.16	%(c)
Portfolio turnover rate(d)	13%	3%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)	Amount is less than $0.01.

See notes to financial statements.
172 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSCD Guggenheim BulletShares 2013 Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Period June 7, 2010* through May 31, 2011
Net asset value, beginning of period	$20.85	$20.08

Income from investment operations
Net investment income (a)	0.30	0.30
Net realized and unrealized gain (loss)	(0.02)	0.73
Total from investment operations	0.28	1.03

Distributions to shareholders
From net investment income	(0.30)	(0.26)
Capital gains	—	(0.00	)(b)
Total distributions to shareholders	(0.30)	(0.26)
Net asset value, end of period	$20.83	$20.85
Market value, end of period	$20.85	$20.96
Total return (c)
Net asset value	1.35%	5.13%

Ratios and supplemental data
Net assets, end of period (thousands)	$140,589	$71,940
Ratio of net expenses to average net assets	0.24%	0.24	%(d)
Ratio of net investment income to average net assets	1.47%	1.48	%(d)
Portfolio turnover rate (e)	4%	3%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.01 per share.

(c)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 173

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSCE Guggenheim BulletShares 2014 Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Period June 7, 2010* through May 31, 2011
Net asset value, beginning of period	$21.11	$20.10

Income from investment operations
Net investment income (a)	0.40	0.45
Net realized and unrealized gain (loss)	(0.08)	0.93
Total from investment operations	0.32	1.38

Distributions to shareholders
From net investment income	(0.40)	(0.37)
Capital gains	—	(0.00	)(b)
Total distributions to shareholders	(0.40)	(0.37)
Net asset value, end of period	$21.03	$21.11
Market value, end of period	$21.09	$21.21
Total return (c)
Net asset value	1.55%	6.91%

Ratios and supplemental data
Net assets, end of period (thousands)	$141,957	$57,006
Ratio of net expenses to average net assets	0.24%	0.24	%(d)
Ratio of net investment income to average net assets	1.91%	2.24	%(d)
Portfolio turnover rate (e)	3%	3%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.01.

(c)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
174 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSCF Guggenheim BulletShares 2015 Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Period June 7, 2010* through May 31, 2011
Net asset value, beginning of period	$21.23	$20.14

Income from investment operations
Net investment income (a)	0.51	0.56
Net realized and unrealized gain	0.11	1.00
Total from investment operations	0.62	1.56

Distributions to shareholders
From net investment income	(0.50)	(0.47)
Net asset value, end of period	$21.35	$21.23
Market value, end of period	$21.39	$21.37
Total return (b)
Net asset value	2.99%	7.81%

Ratios and supplemental data
Net assets, end of period (thousands)	$121,717	$35,037
Ratio of net expenses to average net assets	0.24%	0.24	%(c)
Ratio of net investment income to average net assets	2.42%	2.77	%(c)
Portfolio turnover rate (d)	1%	3%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 175

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSCG Guggenheim BulletShares 2016 Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Period June 7, 2010* through May 31, 2011
Net asset value, beginning of period	$21.38	$20.13

Income from investment operations
Net investment income (a)	0.58	0.66
Net realized and unrealized gain	0.28	1.16
Total from investment operations	0.86	1.82

Distributions to shareholders
From net investment income	(0.58)	(0.57)
Net asset value, end of period	$21.66	$21.38
Market value, end of period	$21.70	$21.48
Total return (b)
Net asset value	4.10%	9.12%

Ratios and supplemental data
Net assets, end of period (thousands)	$116,979	$28,857
Ratio of net expenses to average net assets	0.24%	0.24	%(c)
Ratio of net investment income to average net assets	2.72%	3.24	%(c)
Portfolio turnover rate (d)	5%	4%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
176 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSCH Guggenheim BulletShares 2017 Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Period June 7, 2010* through May 31, 2011
Net asset value, beginning of period	$21.59	$20.19

Income from investment operations
Net investment income (a)	0.70	0.75
Net realized and unrealized gain	0.30	1.30
Total from investment operations	1.00	2.05

Distributions to shareholders
From net investment income	(0.69)	(0.65)
Net asset value, end of period	$21.90	$21.59
Market value, end of period	$21.93	$21.62
Total return (b)
Net asset value	4.76%	10.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$114,965	$29,145
Ratio of net expenses to average net assets	0.24%	0.24	%(c)
Ratio of net investment income to average net assets	3.24%	3.62	%(c)
Portfolio turnover rate (d)	3%	3%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 177

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSCI Guggenheim BulletShares 2018 Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Period March 28, 2012* through May 31, 2012
Net asset value, beginning of period	$19.98

Income from investment operations
Net investment income (a)	0.09
Net realized and unrealized loss	(0.00	)(e)
Total from investment operations	0.09

Distributions to shareholders
From net investment income	(0.03)
Net asset value, end of period	$20.04
Market value, end of period	$20.13
Total return (b)
Net asset value	0.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,011
Ratio of net expenses to average net assets	0.24	%(c)
Ratio of net investment income to average net assets	2.53	%(c)
Portfolio turnover rate (d)	2%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)	Less than $0.01.

See notes to financial statements.
178 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSCJ Guggenheim BulletShares 2019 Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Period March 28, 2012* through May 31, 2012
Net asset value, beginning of period	$19.97

Income from investment operations
Net investment income (a)	0.10
Net realized and unrealized gain	0.24
Total from investment operations	0.34

Distributions to shareholders
From net investment income	(0.04)
Net asset value, end of period	$20.27
Market value, end of period	$20.14
Total return (b)
Net asset value	1.71%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,119
Ratio of net expenses to average net assets	0.24	%(c)
Ratio of net investment income to average net assets	2.88	%(c)
Portfolio turnover rate (d)	0%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 179

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSCK Guggenheim BulletShares 2020 Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Period March 28, 2012* through May 31, 2012
Net asset value, beginning of period	$19.99

Income from investment operations
Net investment income (a)	0.11
Net realized and unrealized gain	0.28
Total from investment operations	0.39

Distributions to shareholders
From net investment income	(0.05)
Net asset value, end of period	$20.33
Market value, end of period	$20.32
Total return (b)
Net asset value	1.93%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,148
Ratio of net expenses to average net assets	0.24	%(c)
Ratio of net investment income to average net assets	3.06	%(c)
Portfolio turnover rate (d)	0%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
180 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSJC Guggenheim BulletShares 2012 High Yield Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Period January 25, 2011* through May 31, 2011
Net asset value, beginning of period	$25.47	$25.07

Income from investment operations
Net investment income (a)	0.92	0.28
Net realized and unrealized gain (loss)	(0.11)	0.28
Total from investment operations	0.81	0.56

Distributions to shareholders
From net investment income	(0.86)	(0.16)
Net asset value, end of period	$25.42	$25.47
Market value, end of period	$25.29	$25.63
Total return (b)
Net asset value	3.27%	2.23%

Ratios and supplemental data
Net assets, end of period (thousands)	$71,179	$28,014
Ratio of net expenses to average net assets	0.42%	0.42	%(c)
Ratio of net investment income to average net assets	3.67%	3.18	%(c)
Portfolio turnover rate (d)	72%	11%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 181

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSJD Guggenheim BulletShares 2013 High Yield Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012		For the Period January 25, 2011* through May 31, 2011
Net asset value, beginning of period	$25.71		$25.13

Income from investment operations
Net investment income (a)	1.24		0.36
Net realized and unrealized gain (loss)	(0.42)		0.44
Total from investment operations	0.82		0.80

Distributions to shareholders
From net investment income	(1.13)		(0.22)
Capital gains	(0.00	)(b)	—
Total distributions to shareholders	(1.13)		(0.22)
Net asset value, end of period	$25.40		$25.71
Market value, end of period	$25.50		$25.82
Total return (c)
Net asset value	3.30%		3.18%

Ratios and supplemental data
Net assets, end of period (thousands)	$144,787		$28,276
Ratio of net expenses to average net assets	0.42%		0.42	%(d)
Ratio of net investment income to average net assets	4.93%		4.15	%(d)
Portfolio turnover rate (e)	50%		34%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.01.

(c)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
182 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSJE Guggenheim BulletShares 2014 High Yield Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Period January 25, 2011* through May 31, 2011
Net asset value, beginning of period	$25.72	$25.06

Income from investment operations
Net investment income (a)	1.42	0.43
Net realized and unrealized gain (loss)	(0.20)	0.52
Total from investment operations	1.22	0.95

Distributions to shareholders
From net investment income	(1.30)	(0.29)
Net asset value, end of period	$25.64	$25.72
Market value, end of period	$25.62	$25.83
Total return (b)
Net asset value	4.97%	3.79%

Ratios and supplemental data
Net assets, end of period (thousands)	$102,560	$18,003
Ratio of net expenses to average net assets	0.42%	0.42	%(c)
Ratio of net investment income to average net assets	5.61%	4.92	%(c)
Portfolio turnover rate (d)	56%	19%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 183

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSJF Guggenheim BulletShares 2015 High Yield Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Period January 25, 2011* through May 31, 2011
Net asset value, beginning of period	$25.73	$25.21

Income from investment operations
Net investment income (a)	1.48	0.47
Net realized and unrealized gain (loss)	(0.46)	0.35
Total from investment operations	1.02	0.82

Distributions to shareholders
From net investment income	(1.34)	(0.30)
Net asset value, end of period	$25.41	$25.73
Market value, end of period	$25.48	$25.86
Total return (b)
Net asset value	4.18%	3.28%

Ratios and supplemental data
Net assets, end of period (thousands)	$195,681	$12,864
Ratio of net expenses to average net assets	0.42%	0.42	%(c)
Ratio of net investment income to average net assets	5.89%	5.40	%(c)
Portfolio turnover rate (d)	70%	14%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
184 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSJG Guggenheim BulletShares 2016 High Yield Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 25, 2012* through May 31, 2012
Net asset value, beginning of period	$24.99

Income from investment operations
Net investment income (a)	0.12
Net realized and unrealized loss	(0.28)
Total from investment operations	(0.16)
Net asset value, end of period	$24.83
Market value, end of period	$24.90
Total return (b)
Net asset value	-0.64%

Ratios and supplemental data
Net assets, end of period (thousands)	$7,448
Ratio of net expenses to average net assets	0.42	%(c)
Ratio of net investment income to average net assets	4.82	%(c)
Portfolio turnover rate (d)	7%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 185

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSJH Guggenheim BulletShares 2017 High Yield Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 25, 2012* through May 31, 2012
Net asset value, beginning of period	$24.94

Income from investment operations
Net investment income (a)	0.12
Net realized and unrealized loss	(0.15)
Total from investment operations	(0.03)
Net asset value, end of period	$24.91
Market value, end of period	$25.02
Total return (b)
Net asset value	-0.12%

Ratios and supplemental data
Net assets, end of period (thousands)	$7,474
Ratio of net expenses to average net assets	0.42	%(c)
Ratio of net investment income to average net assets	5.00	%(c)
Portfolio turnover rate (d)	5%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
186 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

BSJI Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Period April 25, 2012* through May 31, 2012
Net asset value, beginning of period	$24.97

Income from investment operations
Net investment income (a)	0.13
Net realized and unrealized loss	(0.48)
Total from investment operations	(0.35)
Net asset value, end of period	$24.62
Market value, end of period	$24.73
Total return (b)
Net asset value	-1.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,923
Ratio of net expenses to average net assets	0.42	%(c)
Ratio of net investment income to average net assets	5.30	%(c)
Portfolio turnover rate (d)	4%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 187

FINANCIAL HIGHLIGHTS continued	May 31, 2012

GIY Guggenheim Enhanced Core Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the period February 12, 2008** through May 31, 2008
Net asset value, beginning of period	$53.04	$52.03	$50.39	$48.98	$50.00

Income from investment operations
Net investment income (loss) (a)	0.94	0.86	1.03	1.04	0.30
Net realized and unrealized gain (loss)	2.32	1.79	2.65	1.54	(1.05)
Total from investment operations	3.26	2.65	3.68	2.58	(0.75)

Distributions to shareholders
From and in excess of net investment income	(0.82)	(1.21)	(1.61)	(1.17)	(0.27)
Capital gains	(2.91)	(0.43)	(0.43)	—	—
Total distributions to shareholders	(3.73)	(1.64)	(2.04)	(1.17)	(0.27)
Net asset value, end of period	$52.57	$53.04	$52.03	$50.39	$48.98
Market value, end of period	$52.38	$53.00	$53.45	$43.05	$49.07
Total return *(b)
Net asset value	6.33%	5.15%	7.43%	5.35%	-1.50%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,257	$5,304	$5,203	$5,039	$4,898
Ratio of net expenses to average net assets*	0.27%	0.32%	0.32%	0.50%	0.57	%(c)
Ratio of net investment income (loss) to average net assets*	1.78%	1.62%	2.00%	2.10%	2.01	%(c)
Portfolio turnover rate (d)	296%	458%	505%	499%	112%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	2.78%	2.01%	2.76%	3.05%	3.58	%(c)
Ratio of net investment income (loss) to average net assets	-0.73%	-0.07%	-0.44%	-0.45%	-1.00	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
188 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

GSY Guggenheim Enhanced Short Duration Bond ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period February 12, 2007** through May 31, 2008
Net asset value, beginning of period	$49.83	$49.80	$49.83	$50.02	$50.00

Income from investment operations
Net investment income (a)	0.22	0.02	0.01	0.49	0.32
Net realized and unrealized gain (loss)	0.07	0.02	(0.02)	0.03	—
Total from investment operations	0.29	0.04	(0.01)	0.52	0.32

Distributions to shareholders
From and in excess of net investment income	(0.19)	(0.01)	(0.01)	(0.70)	(0.30)
Capital gains	(0.01)	—	—	—	—
Return of capital	—	—	(0.01)	(0.01)	—
Total distributions to shareholder	(0.20)	(0.01)	(0.02)	(0.71)	(0.30)
Net asset value, end of period	$49.92	$49.83	$49.80	$49.83	$50.02
Market value, end of period	$49.95	$49.79	$49.78	$49.84	$50.06
Total return* (b)
Net asset value	0.59%	0.07%	-0.03%	1.05%	0.64%

Ratios and supplemental data
Net assets, end of period (thousands)	$159,732	$19,933	$14,940	$9,965	$5,002
Ratio of net expenses to average net assets*	0.26%	0.27%	0.32%	0.46%	0.57	%(c)
Ratio of net investment income to average net assets	0.45%	0.03%	0.01%	0.98%	2.15	%(c)
Portfolio turnover rate (d)	7%	0%	0%	0%	0%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.56%	2.08%	1.02%	2.12%	3.80	%(c)
Ratio of net investment income (loss) to average net assets	0.15%	-1.78%	-0.69%	-0.68%	-1.08	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 189

FINANCIAL HIGHLIGHTS continued	May 31, 2012

LVL Guggenheim S&P Global Dividend Opportunities Index ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009		For the Period June 25, 2007** through May 31, 2008
Net asset value, beginning of period	$16.00	$13.19	$11.55	$19.37		$24.98

Income from investment operations
Net investment income (loss) (a)	1.04	0.91	0.76	0.88		1.56
Net realized and unrealized gain (loss)	(4.23)	2.76	1.51	(7.98)		(5.78)
Total from investment operations	(3.19)	3.67	2.27	(7.10)		(4.22)

Distributions to shareholders
From net investment income	(0.70)	(0.86)	(0.63)	(0.72)		(1.18)
Return of capital	—	—	—	—		(0.21)
Total distribution to shareholders	(0.70)	(0.86)	(0.63)	(0.72)		(1.39)
Net asset value, end of period	$12.11	$16.00	$13.19	$11.55		$19.37
Market value, end of period	$12.10	$16.15	$13.15	$11.24		$19.38
Total return *(b)
Net asset value	-20.43%	28.89%	19.97%	-37.12%		-16.98%

Ratios and supplemental data
Net assets, end of period (thousands)	$51,360	$38,391	$12,665	$5,542		$5,810
Ratio of net expenses to average net assets (f)*	0.65%	0.65%	0.65%	0.66%		1.54	%(c)
Ratio of net investment income (loss) to average net assets*	7.63%	6.14%	5.47%	7.62%		8.20	%(c)
Portfolio turnover rate (d)	91%	51%	34%	181	%(e)	84%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (f)	1.05%	1.44%	2.15%	2.97%		4.36	%(c)
Ratio of net investment income (loss) to average net assets	7.23%	5.35%	3.97%	5.31%		5.38	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)	The increase in the portfolio turnover compared to prior years is the result of the change in the underlying index and the resulting reallocation of the portfolio holdings.

(f)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.48% for the year ended May 31, 2012, 0.00% for the years ended May 31, 2011 and May 31, 2010, 0.09% for the year ended May 31, 2009, and 0.19% for the period ended May 31, 2008.

See notes to financial statements.
190 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2012

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory business trust on May 24, 2006.

The following 19 portfolios have an annual reporting period ended on May 31, 2012:

Guggenheim BulletShares 2012 Corporate Bond ETF
Guggenheim BulletShares 2013 Corporate Bond ETF
Guggenheim BulletShares 2014 Corporate Bond ETF
Guggenheim BulletShares 2015 Corporate Bond ETF
Guggenheim BulletShares 2016 Corporate Bond ETF
Guggenheim BulletShares 2017 Corporate Bond ETF
Guggenheim BulletShares 2018 Corporate Bond ETF
Guggenheim BulletShares 2019 Corporate Bond ETF
Guggenheim BulletShares 2020 Corporate Bond ETF
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF
Guggenheim Enhanced Core Bond ETF
Guggenheim Enhanced Short Duration Bond ETF
Guggenheim S&P Global Dividend Opportunities Index ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds listed below is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim BulletShares
2012 Corporate Bond ETF	BulletShares® USD Corporate Bond 2012 Index
Guggenheim BulletShares
2013 Corporate Bond ETF	BulletShares® USD Corporate Bond 2013 Index
Guggenheim BulletShares
2014 Corporate Bond ETF	BulletShares® USD Corporate Bond 2014 Index
Guggenheim BulletShares
2015 Corporate Bond ETF	BulletShares® USD Corporate Bond 2015 Index
Guggenheim BulletShares
2016 Corporate Bond ETF	BulletShares® USD Corporate Bond 2016 Index
Guggenheim BulletShares
2017 Corporate Bond ETF	BulletShares® USD Corporate Bond 2017 Index
Guggenheim BulletShares
2018 Corporate Bond ETF	BulletShares® USD Corporate Bond 2018 Index
Guggenheim BulletShares
2019 Corporate Bond ETF	BulletShares® USD Corporate Bond 2019 Index
Guggenheim BulletShares
2020 Corporate Bond ETF	BulletShares® USD Corporate Bond 2020 Index
Guggenheim BulletShares	BulletShares® USD High Yield
2012 High Yield Corporate Bond ETF	Corporate Bond 2012 Index
Guggenheim BulletShares	BulletShares® USD High Yield
2013 High Yield Corporate Bond ETF	Corporate Bond 2013 Index
Guggenheim BulletShares	BulletShares® USD High Yield
2014 High Yield Corporate Bond ETF	Corporate Bond 2014 Index
Guggenheim BulletShares	BulletShares® USD High Yield
2015 High Yield Corporate Bond ETF	Corporate Bond 2015 Index
Guggenheim BulletShares	BulletShares® USD High Yield
2016 High Yield Corporate Bond ETF	Corporate Bond 2016 Index
Guggenheim BulletShares	BulletShares® USD High Yield
2017 High Yield Corporate Bond ETF	Corporate Bond 2017 Index
Guggenheim BulletShares	BulletShares® USD High Yield
2018 High Yield Corporate Bond ETF	Corporate Bond 2018 Index
Guggenheim S&P Global Dividend
Opportunities Index ETF	S&P Global Dividend Opportunities Index

Guggenheim Enhanced Core Bond ETF and Guggenheim Enhanced Short Duration Bond ETF are actively managed ETFs and therefore do not track an index. The Guggenheim BulletShares 2012 Corporate Bond ETF and the Guggenheim BulletShares 2012 High Yield Corporate Bond ETF will terminate on or about December 31, 2012. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net assets.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs as described above. The Funds did not have any Level 3 securities during the period ended May 31, 2012.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2012.

Guggenheim BulletShares 2012 Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$100,672	$—	$100,672
Investments of
Collateral for
Securities Loaned	2,726	—	—	2,726
Total	$2,726	$100,672	$—	$103,398

Guggenheim BulletShares 2013 Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$138,769	$—	$138,769
Investments of
Collateral for
Securities Loaned	1,169	—	—	1,169
Total	$1,169	$138,769	$—	$139,938

Guggenheim BulletShares 2014 Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$140,023	$—	$140,023
Investments of
Collateral for
Securities Loaned	1,612	—	—	1,612
Total	$1,612	$140,023	$—	$141,635

Guggenheim BulletShares 2015 Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	120,194	$—	$120,194
Investments of
Collateral for
Securities Loaned	496	—	—	496
Total	$496	$120,194	$—	$120,690

Guggenheim BulletShares 2016 Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$115,481	$—	115,481
Investments of
Collateral for
Securities Loaned	618	—	—	618
Total	$618	$115,481	$—	116,099

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

Guggenheim BulletShares 2017 Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$113,292	$—	$113,292
Investments of
Collateral for
Securities Loaned	168	—	—	168
Total	$168	$113,292	$—	$113,460

Guggenheim BulletShares 2018 Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$5,847	$—	$5,847
Total	$—	$5,847	$—	$5,847

Guggenheim BulletShares 2019 Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$8,860	$—	$8,860
Total	$—	$8,860	$—	$8,860

Guggenheim BulletShares 2020 Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$8,925	$—	$8,925
Total	$—	$8,925	$—	$8,925

Guggenheim BulletShares 2012 High Yield Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$53,488	$—	$53,488
U.S. Treasury Securities	—	14,200	—	14,200
Investments of
Collateral for
Securities Loaned	874	—	—	874
Total	$874	$67,688	$—	$68,562

Guggenheim BulletShares 2013 High Yield Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$140,931	$—	$140,931
Exchange Traded Fund	534	—	—	534
Investments of
Collateral for
Securities Loaned	1,958	—	—	1,958
Total	$2,492	$140,931	$—	$143,423

Guggenheim BulletShares 2014 High Yield Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$99,575	$—	$99,575
Exchange Traded Fund	229	—	—	229
Investments of
Collateral for
Securities Loaned	1,763	—	—	1,763
Total	$1,992	$99,575	$—	$101,567

Guggenheim BulletShares 2015 High Yield Corporate Bond ETF

Description	Level 1		Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—		$191,536	$—	$191,536
Investments of
Collateral for
Securities Loaned	6,450		—	—	6,450
Total	$6,450	$		$—	$197,986

Guggenheim BulletShares 2016 High Yield Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$7,299	$—	$7,299
Total	$—	$7,299	$—	$7,299

Guggenheim BulletShares 2017 High Yield Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$7,317	$—	$7,317
Total	$—	$7,317	$—	$7,317

Guggenheim BulletShares 2018 High Yield Corporate Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$4,731	$—	$4,731
Exchange Traded Fund	80	—	—	80
Total	$80	$4,731	$—	$4,811

Guggenheim Enhanced Core Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	1,090	$—	$1,090
Mortgage Backed
Securities	—	2,638	—	2,638
U. S .Government
Agency Securities	—	475	—	475
U. S. Treasury Securities	—	133	—	133
Money Market Fund	756	—	—	756
Total	$756	4,336	$—	$5,092

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

Guggenheim Enhanced Short Duration Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$50,128	$—	$50,128
Asset Backed Securities	—	6,711	—	6,711
Collateralized
Mortgage
Obligations	—	1,596	—	1,596
Exchange Traded
Funds	1,013	—	—	1,013
Commercial Paper	—	78,390	—	78,390
U.S. Government and
Agency Securities	—	17,410	—	17,410
U.S. Treasury Security	—	7,800	—	7,800
Municipal Bonds	—	700	—	700
Money Market Funds	101	—	—	101
Investments of
Collateral for
Securities Loaned	215	—	—	215
Total	$1,329	$162,735	$—	$164,064

All securities held by Guggenheim S&P Global Dividend Opportunities Index ETF were valued using quoted prices in active markets (Level 1). There were no transfers between levels for these Funds for the period ended May 31, 2012.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim BulletShares 2012 Corporate Bond ETF	monthly
Guggenheim BulletShares 2013 Corporate Bond ETF	monthly
Guggenheim BulletShares 2014 Corporate Bond ETF	monthly
Guggenheim BulletShares 2015 Corporate Bond ETF	monthly
Guggenheim BulletShares 2016 Corporate Bond ETF	monthly
Guggenheim BulletShares 2017 Corporate Bond ETF	monthly
Guggenheim BulletShares 2018 Corporate Bond ETF	monthly
Guggenheim BulletShares 2019 Corporate Bond ETF	monthly
Guggenheim BulletShares 2020 Corporate Bond ETF	monthly
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF	monthly
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF	monthly
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	monthly
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	monthly
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	monthly
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	monthly
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	monthly
Guggenheim Enhanced Core Bond ETF	monthly
Guggenheim Enhanced Short Duration Bond ETF	monthly
Guggenheim S&P Global Dividend Opportunities Index ETF	quarterly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

(e) Security Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

(f) Dollar Roll and Forward Commitment Transactions
Guggenheim Enhanced Core Bond ETF (“GIY”) may obtain exposure to the securities in which it normally invests by engaging in various investment techniques, including forward purchase commitments, mortgage dollar roll and to be announced (“TBA”) mortgage trading.

Forward commitment transactions involve commitments to acquire or sell TBA mortgage backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded on the statement of operations.

A mortgage dollar roll involves the sale of a mortgage backed security (“MBS”) and the agreement to repurchase the instrument (or one which is substantially similar) at a specified time and price. Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlements. TBA mortgage backed transactions generally settle once a month on a specific date.

Pending settlement of such contracts, the Fund will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery. It also may invest directly in exchange-traded funds (“ETFs”) and other investment companies that provide exposure to fixed income securities similar to those securities in which the Fund may invest directly.

Upon entering into dollar roll or forward commitment transaction, mortgage backed securities or other liquid assets are segregated in an amount equal to the purchase price or in an amount sufficient to honor the forward commitment.

GIY did not enter into mortgage dollar rolls during the year ended May 31, 2012.

(g) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and the Investment Adviser, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Enhanced Core Bond ETF	0.20%
Guggenheim Enhanced Short Duration Bond ETF	0.20%
Guggenheim S&P Global Dividend Opportunities Index ETF	0.50%

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim BulletShares 2012 Corporate Bond ETF	0.24%
Guggenheim BulletShares 2013 Corporate Bond ETF	0.24%
Guggenheim BulletShares 2014 Corporate Bond ETF	0.24%
Guggenheim BulletShares 2015 Corporate Bond ETF	0.24%
Guggenheim BulletShares 2016 Corporate Bond ETF	0.24%
Guggenheim BulletShares 2017 Corporate Bond ETF	0.24%
Guggenheim BulletShares 2018 Corporate Bond ETF	0.24%
Guggenheim BulletShares 2019 Corporate Bond ETF	0.24%
Guggenheim BulletShares 2020 Corporate Bond ETF	0.24%
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF	0.42%
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF	0.42%
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	0.42%
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	0.42%
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	0.42%
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	0.42%
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	0.42%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Under a separate Fund Administration Agreement, the Investment Adviser provides Fund Administration services to the Funds. The Investment Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund.

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended May 31, 2012, the below listed Funds recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund Administration Expense	Fund Administration Expense Waived
Guggenheim Enhanced Core Bond ETF	$1,462	$1,462
Guggenheim Enhanced Short Duration
Bond ETF	16,105	16,105
Guggenheim S&P Global Dividend
Opportunities Index ETF	13,594	—

Due to their unitary fee structure, Guggenheim BulletShares 2012 Corporate Bond ETF, Guggenheim BulletShares 2013 Corporate Bond ETF, Guggenheim BulletShares 2014 Corporate Bond ETF, Guggenheim BulletShares 2015 Corporate Bond ETF, Guggenheim BulletShares 2016 Corporate Bond ETF, Guggenheim BulletShares 2017 Corporate Bond ETF, Guggenheim BulletShares 2018 Corporate Bond ETF, Guggenheim BulletShares 2019 Corporate Bond ETF, Guggenheim BulletShares 2020 Corporate Bond ETF, Guggenheim BulletShares 2012 High Yield Corporate Bond ETF, Guggenheim BulletShares 2013 High Yield Corporate Bond ETF, Guggenheim BulletShares 2014 High Yield Corporate Bond ETF, Guggenheim BulletShares 2015 High Yield Corporate Bond ETF, Guggenheim BulletShares 2016 High Yield Corporate Bond ETF , Guggenheim BulletShares 2017 High Yield Corporate Bond ETF and Guggenheim BulletShares 2018 High Yield Corporate Bond ETF do not pay a separate Fund Administration Fee.

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and security lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As security lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim Enhanced Core Bond ETF, Guggenheim Enhanced Short Duration Bond ETF and Guggenheim S&P Global Dividend Opportunities Index ETF (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following percentages of average net assets per year, at least until December 31, 2014:

Fund	Rate
Guggenheim Enhanced Core Bond ETF	0.27%
Guggenheim Enhanced Short Duration Bond ETF	0.27%
Guggenheim S&P Global Dividend Opportunities Index ETF	0.60%

For the year ended May 31, 2012, the Investment Adviser waived fees and reimbursed the following fees and expenses:

	Advisory Fees	Expenses
	Waived	Reimbursed
Guggenheim Enhanced Core Bond ETF	$10,629	$122,557
Guggenheim Enhanced Short Duration
Bond ETF	115,422	58,929
Guggenheim S&P Global Dividend
Opportunities Index ETF	200,065	—

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

196 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

Licensing Fee Agreements:

The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim BulletShares 2012 Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2013 Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2014 Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2015 Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2016 Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2017 Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2018 Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2019 Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2020 Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2012 High Yield
Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2013 High Yield
Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2014 High Yield
Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2015 High Yield
Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2016 High Yield
Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2017 High Yield
Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim BulletShares 2018 High Yield
Corporate Bond ETF	Accretive Asset Management LLC
Guggenheim S&P Global Dividend Opportunities Index ETF	Standard & Poor’s

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for Funds without a unitary fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At May 31, 2012, the cost of investments, accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)	Net Tax Unrealized Appreciation (Depreciation) on Foreign Currency
Guggenheim BulletShares 2012 Corporate Bond ETF	$103,386,376	$48,704	$(37,290)	$11,414	$—
Guggenheim BulletShares 2013 Corporate Bond ETF	139,423,107	574,883	(59,880)	515,003	—
Guggenheim BulletShares 2014 Corporate Bond ETF	140,906,003	1,035,497	(306,701)	728,796	—
Guggenheim BulletShares 2015 Corporate Bond ETF	119,433,759	1,647,989	(391,592)	1,256,397	—
Guggenheim BulletShares 2016 Corporate Bond ETF	113,994,901	2,296,400	(192,438)	2,103,962	—
Guggenheim BulletShares 2017 Corporate Bond ETF	111,606,752	2,290,022	(436,473)	1,853,549	—
Guggenheim BulletShares 2018 Corporate Bond ETF	5,859,461	25,120	(37,990)	(12,870)	—
Guggenheim BulletShares 2019 Corporate Bond ETF	8,765,172	137,825	(42,790)	95,035	—
Guggenheim BulletShares 2020 Corporate Bond ETF	8,802,479	150,450	(28,229)	122,221	—
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF	68,445,921	272,533	(156,449)	116,084	—
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF	143,278,686	1,061,149	(916,733)	144,416	—
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	101,078,157	1,163,613	(674,454)	489,159	—
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	200,157,618	874,234	(3,046,315)	(2,172,081)	—
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	7,431,877	7,158	(139,542)	(132,384)	—
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	7,424,253	6,324	(113,720)	(107,396)	—
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	4,940,244	445	(129,283)	(128,838)	—
Guggenheim Enhanced Core Bond ETF	4,967,993	130,232	(5,842)	124,390	—
Guggenheim Enhanced Short Duration Bond ETF	163,920,174	199,698	(56,340)	143,358	—
Guggenheim S&P Global Dividend Opportunities Index ETF	68,976,176	518,361	(11,755,345)	(11,236,984)	(304)

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 197

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

Tax components of the following balances as of May 31, 2012, were as follows:

	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital & Other Loss)
Guggenheim BulletShares 2012
Corporate Bond ETF	$78,466	$11,863
Guggenheim BulletShares 2013
Corporate Bond ETF	165,243	(7,432)
Guggenheim BulletShares 2014
Corporate Bond ETF	212,769	(9,547)
Guggenheim BulletShares 2015
Corporate Bond ETF	219,701	(7,212)
Guggenheim BulletShares 2016
Corporate Bond ETF	247,468	(24,925)
Guggenheim BulletShares 2017
Corporate Bond ETF	277,256	(21,977)
Guggenheim BulletShares 2018
Corporate Bond ETF	14,456	(3,765)
Guggenheim BulletShares 2019
Corporate Bond ETF	24,384	—
Guggenheim BulletShares 2020
Corporate Bond ETF	25,740	—
Guggenheim BulletShares 2012 High Yield
Corporate Bond ETF	457,011	19,621
Guggenheim BulletShares 2013 High Yield
Corporate Bond ETF	591,659	(208,163)
Guggenheim BulletShares 2014 High Yield
Corporate Bond ETF	518,645	—
Guggenheim BulletShares 2015 High Yield
Corporate Bond ETF	1,065,680	—
Guggenheim BulletShares 2016 High Yield
Corporate Bond ETF	27,984	(2,557)
Guggenheim BulletShares 2017 High Yield
Corporate Bond ETF	27,402	(2,788)
Guggenheim BulletShares 2018 High Yield
Corporate Bond ETF	21,296	—
Guggenheim Enhanced Core Bond ETF	75,341	—
Guggenheim Enhanced Short Duration
Bond ETF	91,161	—
Guggenheim S&P Global Dividend
Opportunities Index ETF	1,548,573	(9,338,439)

Distributions to Shareholders:
The tax character of distributions paid during the period ended May 31, 2012, was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains
Guggenheim BulletShares 2012
Corporate Bond ETF	853,200	—
Guggenheim BulletShares 2013
Corporate Bond ETF	1,478,100	—
Guggenheim BulletShares 2014
Corporate Bond ETF	1,697,550	—
Guggenheim BulletShares 2015
Corporate Bond ETF	1,577,250	—
Guggenheim BulletShares 2016
Corporate Bond ETF	1,703,700	—
Guggenheim BulletShares 2017
Corporate Bond ETF	1,670,100	—
Guggenheim BulletShares 2018
Corporate Bond ETF	8,400	—
Guggenheim BulletShares 2019
Corporate Bond ETF	18,900	—
Guggenheim BulletShares 2020
Corporate Bond ETF	20.250	—
Guggenheim BulletShares 2012 High Yield
Corporate Bond ETF	1,988,600	—
Guggenheim BulletShares 2013 High Yield
Corporate Bond ETF*	3,381,100	—
Guggenheim BulletShares 2014 High Yield
Corporate Bond ETF	2,473,400	—
Guggenheim BulletShares 2015 High Yield
Corporate Bond ETF	2,817,800	—
Guggenheim BulletShares 2016 High Yield
Corporate Bond ETF	—	—
Guggenheim BulletShares 2017 High Yield
Corporate Bond ETF	—	—
Guggenheim BulletShares 2018 High Yield
Corporate Bond ETF	—	—
Guggenheim Enhanced Core Bond ETF*	217,915	155,085
Guggenheim Enhanced Short Duration
Bond ETF*	164,200	—
Guggenheim S&P Global Dividend
Opportunities Index ETF	2,329,280	—
*Including capital gains distributions made

198 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

The tax character of distributions paid during the period ended May 31, 2011 was as follows:

Distributions paid from
Ordinary Income
Guggenheim BulletShares 2011 Corporate Bond ETF*	$91,200
Guggenheim BulletShares 2012 Corporate Bond ETF*	264,300
Guggenheim BulletShares 2013 Corporate Bond ETF*	312,750
Guggenheim BulletShares 2014 Corporate Bond ETF*	345,300
Guggenheim BulletShares 2015 Corporate Bond ETF	344,100
Guggenheim BulletShares 2016 Corporate Bond ETF	333,150
Guggenheim BulletShares 2017 Corporate Bond ETF	521,700
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF	94,700
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF	121,000
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	91,700
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	87,700
Guggenheim Enhanced Core Bond ETF*	254,600
Guggenheim Enhanced Short Duration Bond ETF	500
Guggenheim S&P Global Dividend Opportunities Index ETF	1,112,880

* Including capital gains distributions made.

Distributions paid from
Capital Gains
Guggenheim Enhanced Core Bond ETF	$36,400

At May 31, 2012, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of, investments in real estate investments trusts, wash sales from redemption in-kind transactions, and redemption in-kind transactions. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
Guggenheim
BulletShares 2012
Corporate Bond ETF	$—	$—	$—

Guggenheim
BulletShares 2013
Corporate Bond ETF	2,884	(2,884)	—

Guggenheim
BulletShares 2014
Corporate Bond ETF	21,411	(21,411)	—

Guggenheim
BulletShares 2015
Corporate Bond ETF	19,534	(20,560)	1,026

Guggenheim
BulletShares 2016
Corporate Bond ETF	15,149	(15,149)	—

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
Guggenheim
BulletShares 2017
Corporate Bond ETF	$2,152	$(2,152)	$—

Guggenheim
BulletShares 2018
Corporate Bond ETF	—	—	—

Guggenheim
BulletShares 2019
Corporate Bond ETF	—	—	—

Guggenheim
BulletShares 2020
Corporate Bond ETF	—	—	—

Guggenheim
BulletShares 2012
High Yield Corporate
Bond ETF	—	—	—

Guggenheim
BulletShares 2013
High Yield Corporate
Bond ETF	4,379	(4,379)	—

Guggenheim
BulletShares 2014
High Yield Corporate
Bond ETF	72,378	(72,378)	—

Guggenheim
BulletShares 2015
High Yield Corporate
Bond ETF	139,778	(139,778)	—

Guggenheim
BulletShares 2016
High Yield Corporate
Bond ETF	—	—	—

Guggenheim
BulletShares 2017
High Yield Corporate
Bond ETF	—	—	—

Guggenheim
BulletShares 2018
High Yield Corporate
Bond ETF	—	—	—

Guggenheim
Enhanced Core
Bond ETF	—	—	—

Guggenheim
Enhanced
Short Duration
Bond ETF	(38,147)	38,197	(50)

Guggenheim S&P
Global Dividend
Opportunities
Index ETF	(171,852)	(1,419,510)	1,591,362

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 199

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

At May 31, 2012, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryfowards generate in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

	Capital Loss Expiring in 2016	Capital Loss Expiring in 2017	Capital Loss Expiring in 2018	Capital Loss Expiring in 2019	Unlimited Short-Term Capital Loss	Unlimited Long-Term Capital Loss	Total
Guggenheim BulletShares 2012
Corporate Bond ETF	$—	$—	$—	$—	$—	$—	$—

Guggenheim BulletShares 2013
Corporate Bond ETF	—	—	—	—	1,708	—	1,708

Guggenheim BulletShares 2014
Corporate Bond ETF	—	—	—	—	3,668	—	3,668

Guggenheim BulletShares 2015
Corporate Bond ETF	—	—	—	—	—	3,140	3,140

Guggenheim BulletShares 2016
Corporate Bond ETF	—	—	—	—	4,200	—	4,200

Guggenheim BulletShares 2017
Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim BulletShares 2018
Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim BulletShares 2019
Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim BulletShares 2020
Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim BulletShares 2012
High Yield Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim BulletShares 2013
High Yield Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim BulletShares 2014
High Yield Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim BulletShares 2015
High Yield Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim BulletShares 2016
High Yield Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim BulletShares 2017
High Yield Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim BulletShares 2018
High Yield Corporate Bond ETF	—	—	—	—	—	—	—

Guggenheim Enhanced Core Bond ETF	—	—	—	—	—	—	—

Guggenheim Enhanced Short Duration
Bond ETF	—	—	—	—	—	—	—

Guggenheim S&P Global Dividend
Opportunities Index ETF	129,232	2,414,757	2,155,989	872,241	845,722	—	6,417,941

200 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the period ended May 31, 2012, the following Funds incurred and will elect to defer net capital losses, currency losses and passive foreign investment company (PFIC) losses as follows:

	Post-October Capital Losses	Post-October Foreign Currency Losses and PFIC Losses
Guggenheim BulletShares 2012 Corporate Bond ETF	$—	$—
Guggenheim BulletShares 2013 Corporate Bond ETF	5,724	—
Guggenheim BulletShares 2014 Corporate Bond ETF	5,879	—
Guggenheim BulletShares 2015 Corporate Bond ETF	4,072	—
Guggenheim BulletShares 2016 Corporate Bond ETF	20,725	—
Guggenheim BulletShares 2017 Corporate Bond ETF	21,977	—
Guggenheim BulletShares 2018 Corporate Bond ETF	3,765	—
Guggenheim BulletShares 2019 Corporate Bond ETF	—	—
Guggenheim BulletShares 2020 Corporate Bond ETF	—	—
Guggenheim BulletShares 2012 High Yield
Corporate Bond ETF	—	—
Guggenheim BulletShares 2013 High Yield
Corporate Bond ETF	208,163	—
Guggenheim BulletShares 2014 High Yield
Corporate Bond ETF	—	—
Guggenheim BulletShares 2015 High Yield
Corporate Bond ETF	—	—
Guggenheim BulletShares 2016 High Yield
Corporate Bond ETF	2,557	—
Guggenheim BulletShares 2017 High Yield
Corporate Bond ETF	2,788	—
Guggenheim BulletShares 2018 High Yield
Corporate Bond ETF	—	—
Guggenheim Enhanced Core Bond ETF	—	—
Guggenheim Enhanced Short Duration Bond ETF	—	—
Guggenheim S&P Global Dividend Opportunities
Index ETF	2,920,498	—

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the period ended May 31, 2012, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim BulletShares 2012 Corporate
Bond ETF	$7,894,720	$62,110,206
Guggenheim BulletShares 2013 Corporate
Bond ETF	53,168,950	3,882,992
Guggenheim BulletShares 2014 Corporate
Bond ETF	77,915,406	2,590,150
Guggenheim BulletShares 2015 Corporate
Bond ETF	65,355,760	848,074
Guggenheim BulletShares 2016 Corporate
Bond ETF	77,989,441	3,603,609
Guggenheim BulletShares 2017 Corporate
Bond ETF	77,804,689	1,622,774
Guggenheim BulletShares 2018 Corporate
Bond ETF	5,961,265	77,840
Guggenheim BulletShares 2019 Corporate
Bond ETF	8,796,012	—
Guggenheim BulletShares 2020 Corporate
Bond ETF	8,815,143	—
Guggenheim BulletShares 2012 High Yield
Corporate Bond ETF	75,483,747	30,420,269
Guggenheim BulletShares 2013 High Yield
Corporate Bond ETF	146,337,487	38,599,345
Guggenheim BulletShares 2014 High Yield
Corporate Bond ETF	110,548,584	28,222,379
Guggenheim BulletShares 2015 High Yield
Corporate Bond ETF	226,444,331	45,499,604
Guggenheim BulletShares 2016 High Yield
Corporate Bond ETF	7,792,693	350,379
Guggenheim BulletShares 2017 High Yield
Corporate Bond ETF	7,668,372	235,143
Guggenheim BulletShares 2018 High Yield
Corporate Bond ETF	5,101,947	157,858
Guggenheim Enhanced Core Bond ETF	13,306,115	12,484,996
Guggenheim Enhanced Short Duration
Bond ETF	60,869,137	1,353,231
Guggenheim S&P Global Dividend
Opportunities Index ETF	45,862,011	44,736,077

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 201

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

For the period ended May 31, 2012, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim BulletShares 2012 Corporate
Bond ETF	$18,964,393	$—
Guggenheim BulletShares 2013 Corporate
Bond ETF	17,095,957	—
Guggenheim BulletShares 2014 Corporate
Bond ETF	10,757,591	—
Guggenheim BulletShares 2015 Corporate
Bond ETF	21,555,499	100,310
Guggenheim BulletShares 2016 Corporate
Bond ETF	11,968,134	—
Guggenheim BulletShares 2017 Corporate
Bond ETF	8,172,516	—
Guggenheim BulletShares 2018 Corporate
Bond ETF	—	—
Guggenheim BulletShares 2019 Corporate
Bond ETF	—	—
Guggenheim BulletShares 2020 Corporate
Bond ETF	—	—
Guggenheim BulletShares 2012 High Yield
Corporate Bond ETF	—	—
Guggenheim BulletShares 2013 High Yield
Corporate Bond ETF	6,053,123	—
Guggenheim BulletShares 2014 High Yield
Corporate Bond ETF	—	—
Guggenheim BulletShares 2015 High Yield
Corporate Bond ETF	1,843,550	—
Guggenheim BulletShares 2016 High Yield
Corporate Bond ETF	—	—
Guggenheim BulletShares 2017 High Yield
Corporate Bond ETF	—	—
Guggenheim BulletShares 2018 High Yield
Corporate Bond ETF	—	—
Guggenheim Enhanced Core Bond ETF	—	—
Guggenheim Enhanced Short Duration
Bond ETF	—	—
Guggenheim S&P Global Dividend
Opportunities Index ETF	48,006,104	21,622,559

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 80,000 to 150,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $3,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 – Distribution and Service Plan:
The Board of Trustees of the Trust has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Regulatory Matters:
The Investment Adviser has notified the Trust of the following: In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of the Investment Adviser and in 2010 reported to the Investment Adviser that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by the Investment Adviser and a third-party sub-adviser. In April 2012, the Investment Adviser and a current and a former employee of the Investment Adviser each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against the Investment Adviser and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

The Investment Adviser has replied to the Wells Notice and responded to the SEC staff’s allegations. Although there can be no assurance as to this outcome, the Investment Adviser has advised the Trust that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as Investment Adviser to the Trust.

Note 10 – Subsequent Events:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements, except as noted below.

202 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

On May 31, 2012, the Board of Trustees declared the following dividends payable on June 7, 2012 to shareholders of record on June 5, 2012. The dividend rates per share were as follows:

Fund	Rate
Guggenheim BulletShares 2012 Corporate Bond ETF	$0.015
Guggenheim BulletShares 2013 Corporate Bond ETF	0.024
Guggenheim BulletShares 2014 Corporate Bond ETF	0.030
Guggenheim BulletShares 2015 Corporate Bond ETF	0.037
Guggenheim BulletShares 2016 Corporate Bond ETF	0.045
Guggenheim BulletShares 2017 Corporate Bond ETF	0.051
Guggenheim BulletShares 2018 Corporate Bond ETF	0.046
Guggenheim BulletShares 2019 Corporate Bond ETF	0.053
Guggenheim BulletShares 2020 Corporate Bond ETF	0.056
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF	0.079
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF	0.101
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	0.110
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	0.118
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	0.089
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	0.087
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	0.102
Guggenheim Enhanced Core Bond ETF	0.080
Guggenheim Enhanced Short Duration Bond ETF	0.018

On June 22, 2012, the Board of Trustees declared the following dividends payable on June 29, 2012 to shareholders of record on June 27, 2012. The dividend rates per share were as follows:

Fund	Rate
Guggenheim S&P Global Dividend Opportunities Index ETF	$0.460

On June 29, 2012, the Board of Trustees declared the following dividends payable on July 9, 2012 to shareholders of record on July 5, 2012. The dividend rates per share were as follows:

Fund	Rate
Guggenheim BulletShares 2012 Corporate Bond ETF	$0.013
Guggenheim BulletShares 2013 Corporate Bond ETF	0.021
Guggenheim BulletShares 2014 Corporate Bond ETF	0.028
Guggenheim BulletShares 2015 Corporate Bond ETF	0.036
Guggenheim BulletShares 2016 Corporate Bond ETF	0.040
Guggenheim BulletShares 2017 Corporate Bond ETF	0.049
Guggenheim BulletShares 2018 Corporate Bond ETF	0.028
Guggenheim BulletShares 2019 Corporate Bond ETF	0.049
Guggenheim BulletShares 2020 Corporate Bond ETF	0.052
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF	0.062
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF	0.093
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	0.102
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	0.113
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	0.088
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	0.114
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	0.081
Guggenheim Enhanced Core Bond ETF	0.124
Guggenheim Enhanced Short Duration Bond ETF	0.019

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 203

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2012

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust

We have audited the accompanying statements of assets and liabilities of Guggenheim BulletShares 2012 Corporate Bond ETF, Guggenheim BulletShares 2013 Corporate Bond ETF, Guggenheim BulletShares 2014 Corporate Bond ETF, Guggenheim BulletShares 2015 Corporate Bond ETF, Guggenheim BulletShares 2016 Corporate Bond ETF, Guggenheim BulletShares 2017 Corporate Bond ETF, Guggenheim BulletShares 2018 Corporate Bond ETF, Guggenheim BulletShares 2019 Corporate Bond ETF, Guggenheim BulletShares 2020 Corporate Bond ETF, Guggenheim BulletShares 2012 High Yield Corporate Bond ETF, Guggenheim BulletShares 2013 High Yield Corporate Bond ETF, Guggenheim BulletShares 2014 High Yield Corporate Bond ETF, Guggenheim BulletShares 2015 High Yield Corporate Bond ETF, Guggenheim BulletShares 2016 High Yield Corporate Bond ETF, Guggenheim BulletShares 2017 High Yield Corporate Bond ETF, Guggenheim BulletShares 2018 High Yield Corporate Bond ETF, Guggenheim Enhanced Core Bond ETF, Guggenheim Enhanced Short Duration Bond ETF and Guggenheim S&P Global Dividend Opportunities Index ETF (nineteen of the portfolios constituting the Claymore Exchange-Traded Fund Trust) (collectively, the Funds), including the portfolios of investments, as of May 31, 2012, and the related statements of operations, the statements of changes in net assets and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective nineteen Funds constituting the Claymore Exchange-Traded Fund Trust at May 31, 2012, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 25, 2012

204 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2012

Federal Income Tax Information
The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2013, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2012.

Guggenheim S&P Global Dividend Opportunities Index ETF intends to designate $318,437 of foreign tax withholding on foreign source income of $3,081,082.

The Trust’s investment income (divided income plus short-term gain, if any) qualifies as follows:

	Qualified	Dividend
	dividend income	received deduction
Guggenheim BulletShares 2012 Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2013 Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2014 Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2015 Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2016 Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2017 Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2018 Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2019 Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2020 Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF	0.00%	0.00%
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	0.00%	0.00%
Guggenheim Enhanced Core Bond ETF	0.00%	0.00%
Guggenheim Enhanced Short Duration Bond ETF	0.00%	0.00%
Guggenheim S&P Global Dividend Opportunities Index ETF	49.77%	6.21%

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 205

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2012

Trustees
The Trustees of the Claymore Exchange-Traded Fund Trust and their principal business occupations during the past five years.

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Independent Trustees:
Randall C. Barnes	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and	55	None
Year of Birth: 1951 Trustee		Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).

Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, Ltd., a mining and metals investment bank (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker- dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	50
Director of Blue Sky Uranium Corp. (2011-present), Zincore Metals, Inc. (2009-present). Previously, Director of Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003- 2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1965-1998).	50	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present)

Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012	President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).	50
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012-present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana.

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Fund Distributors, LLC. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser.

206 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2012

Principal Executive Officers
The Principal Executive Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations

Officers:
Donald C. Cacciapaglia Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).

Kevin M. Robinson Year of birth: 1959 Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and Guggenheim Funds Services LLC (2007-present). Chief Legal Officer and/or Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).

Ann E. Edgeworth Year of birth: 1961 Interim Chief Compliance Officer	Since 2012	Director, Foreside Compliance Services, LLC (2011-present). Formerly, Vice President, State Street Corporation (2007-2011); Director, Investors Bank & Trust (2004-2007).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2011
Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Secretary of certain other funds in the Fund Complex. Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services LLC (2007-2012). Secretary of certain funds in the Fund Complex. Formerly, Law Clerk, Idaho State Courts (2003-2006).

Stevens T. Kelly Year of Birth: 1982 Assistant Secretary	Since 2012
Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law School (2005-2008).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

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CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT	May 31, 2012

On May 16, 2012 (the “May Meeting”), the Boards of Trustees (together, the “Board”) of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (together the “Trusts,” with the separate series thereof referred to individually as a “Fund” and collectively as the “Funds”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), on the recommendation of the Board’s Contracts Review Committee (referred to as the “Committee” and consisting solely of the Independent Trustees), considered the renewal of the investment advisory agreements (the “Investment Advisory Agreements”) between the Trusts and Guggenheim Funds Investment Advisors, LLC (the “Adviser” or “GFIA”) on behalf of the following Funds:

Claymore Exchange-Traded Fund Trust
Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Insider Sentiment ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim Spin-Off ETF
Wilshire 4500 Completion ETF
Wilshire 5000 Total Market ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF
Guggenheim Enhanced Core Bond ETF
Guggenheim Enhanced Short Duration Bond ETF
Guggenheim BulletShares 2012 Corporate Bond ETF
Guggenheim BulletShares 2013 Corporate Bond ETF
Guggenheim BulletShares 2014 Corporate Bond ETF
Guggenheim BulletShares 2015 Corporate Bond ETF
Guggenheim BulletShares 2016 Corporate Bond ETF
Guggenheim BulletShares 2017 Corporate Bond ETF
Guggenheim BulletShares 2018 Corporate Bond ETF
Guggenheim BulletShares 2019 Corporate Bond ETF
Guggenheim BulletShares 2020 Corporate Bond ETF
Guggenheim BulletShares 2021 Corporate Bond ETF
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
Guggenheim S&P Global Dividend Opportunities Index ETF

Claymore Exchange-Traded Fund Trust 2
Guggenheim ABC High Dividend ETF
Guggenheim Airline ETF
Guggenheim China All-Cap ETF
Guggenheim China Technology ETF
Guggenheim Solar ETF
Guggenheim S&P Global Water Index ETF
Guggenheim Canadian Energy Income ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim Shipping ETF
Guggenheim Timber ETF

The Board also considered the renewal of the Investment Subadvisory Agreement (“Subadvisory Agreement”) by and among Claymore Exchange-Traded Fund Trust, the Adviser and Guggenheim Partners Asset Management, LLC (n/k/a Guggenheim Partners Investment Management, LLC) (the “Subadviser”) with respect to Wilshire 4500 Completion ETF, Wilshire 5000 Total Market ETF and Wilshire US Real Estate Investment Trust (the “Subadvised Funds”). As part of its review process, the Committee was represented by independent legal counsel. Independent legal counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Board and Committee took into account various materials received from the Adviser, the Subadviser and independent legal counsel. The Board and Committee also considered the variety of written materials, reports and oral presentations received throughout the year regarding performance and operating results of the Funds.

The Committee met independently of the Funds’ management to consider the renewal of the investment advisory agreements. In preparation for its review, the Committee worked with independent legal counsel to determine the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Subadviser. The Adviser and Subadviser provided extensive information in response to the initial request and to subsequent requests. Among other information, the Adviser and Subadviser provided information to assist the Committee in assessing the nature and quality of services provided, information provided by the Adviser comparing the investment advisory fees and expense ratios of the Funds to other exchange-traded funds and to other funds in a peer group provided by the Adviser, information about the Adviser’s and Subadviser’s financial position, the profitability from the Investment Advisory Agreements to the Adviser, the profitability of the Subadvisory Agreements to the Subadviser and the compliance programs of the Adviser and Subadviser.

Based upon its review, the Board and the Committee concluded that it was in the best interests of the Funds to renew the Investment Advisory Agreements and in addition, with respect to the Subadvised Funds, to renew the Subadvisory Agreement. In reaching this conclusion for the

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CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	May 31, 2012

Funds, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreements
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s organization and the background and experience of the persons responsible for the day-to-day management of the Funds. With respect to the Subadvised Funds, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of each Subadvised Fund’s assets to the Subadviser. The Board considered the Adviser’s responsibility to oversee the Subadviser and that the Adviser has similar oversight responsibilities for other Guggenheim Funds. In this connection, the Board took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Subadviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Subadvisory Oversight Committee. The Committee also noted the distinctive nature of the Funds, as exchange-traded funds (“ETFs”), each of which (with the exception of the two actively-managed ETFs) is generally constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Board considered the experience and expertise appropriate in an adviser to ETFs. The Board also considered the secondary market support services provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other Guggenheim Funds. In addition, the Board noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. In this regard, the Board considered the information from, and presentations to the Independent Trustees by, representatives of Foreside Compliance Services, LLC (“Foreside”), a third party service provider which provides independent chief compliance officer (“CCO”) services for registered investment companies and investment advisers. The Independent Trustees took into account their review of the relevant experience, qualifications and reputation of Foreside and its personnel and, specifically, their evaluation of, and meeting with, the Trusts’ prospective interim CCO, a senior Foreside employee. Additionally, the Independent Trustees considered the proposed appointment by the Board of Mr. Donald C. Cacciapaglia, President and Chief Executive Officer of GFIA, as an “interested” Trustee for the Trusts, and his proposed election by the Board as the Trusts’ Chief Executive Officer, as well as various legal, compliance and risk management oversight and staffing initiatives undertaken and/or presented by management in connection with the Adviser’s organizational capabilities. The Board also considered updated information and representations regarding a regulatory investigation of the Adviser. Moreover, in connection with the Board’s evaluation of the overall package of services provided by GFIA, the Board considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Advisory Agreements, the Board considered its review of financial information concerning each of the Adviser and its parent, Guggenheim Partners, LLC (“Guggenheim”), as well as its discussions with the Chief Financial Officer and Chief Accounting Officer of GFIA and Guggenheim, respectively. The Board also took into account the guaranty agreement between each Trust and a Guggenheim affiliate concerning the obligations of the Adviser under the Advisory Agreements and a commitment letter from Guggenheim regarding its financial support of GFIA.

The Board also discussed the acceptability of the terms of the Investment Advisory Agreements. Based on the foregoing, and based on other information received (both oral and written) at the April 19, 2012 Committee Meeting (the April Meeting) and at the May Meeting, as well as other considerations, the Board concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity.

Investment Performance: The Board noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds (excluding the two actively-managed ETFs) in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Board was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. In this connection, the Board evaluated information on the correlation and tracking error between the underlying index and each Fund’s returns for the one-year, three-year and since-inception periods, as applicable. The Board determined that the Funds had in fact tracked their indexes within an acceptable range.

For the two actively-managed ETFs, the Board reviewed information comparing each Fund’s total return since the Fund became actively managed, compared to the performance of similar funds and relevant market indices, and determined that the performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Funds: The Board reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and expense ratio, as compared to those of the peer group funds provided by the Adviser. The Board reviewed the advisory fees for each Fund and noted that the Adviser had either contractually agreed to waive a portion of the fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount or, for other Funds, the Board noted that the advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary

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CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	May 31, 2012

expenses. The Board noted that the advisory fees were generally within the range of the peer group funds provided by the Adviser and noted the unique nature of certain Funds, making “peer” comparisons less relevant.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreements, as well as the fees waived, for certain Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue for the Funds without a unitary fee structure. The Board also noted the Adviser’s statement that it benefits from its association with the Funds by being able to offer investors a range of investment products. Based on all of the information provided, the Board determined that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered each Fund’s asset size, advisory fee structure, net expense ratio and any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser’s statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems. The Board was also of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself.

Subadvisory Agreement
Nature, Extent and Quality of Services Provided by the Subadviser: With respect to the nature, extent and quality of the services provided by the Subadviser, the Board considered the qualifications, experience, reputation and skills of the Subadviser’s personnel providing services to the Subadvised Funds and other key personnel. The Board also noted the distinctive nature of the Subadvised Funds, as ETFs, each of which is generally constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Board considered the experience and expertise appropriate in an adviser to ETFs. The Board concluded that the Subadviser had personnel qualified to provide the services under the Subadvisory Agreement.

Investment Performance: The Board noted that, in view of the distinctive investment objective of the Subadvised Funds, the investment performance of the Subadvised Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Board was the extent to which each Subadvised Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. In this connection, the Board evaluated information on the correlation and tracking error between the underlying index and each Subadvised Fund’s returns for the one-year and since-inception periods. The Board determined that the Subadvised Funds had in fact tracked their indexes within an acceptable range.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Subadviser from its Relationship with the Subadvised Funds: The Board considered that the Subadvisory Agreement was negotiated at arm’s length between the Adviser and the Subadviser, with the Adviser compensating the Subadviser from its own fees. On the basis of the information provided, the Board concluded that the subadvisory fee rate for each of the Subadvised Funds was reasonable.

With respect to the costs of services provided and profits realized by the Subadviser from its relationship with the Subadvised Funds, the Board considered information provided by management concerning the revenues the Subadviser received under the Subadvisory Agreement as well as the estimated expenses incurred by the Subadviser in providing services to the Subadvised Funds and its pre-tax return on revenue. The Board considered management’s representation that the Subadviser’s operating margins were within the industry range and determined that profitability levels were not unreasonable.

Economies of Scale to be Realized: The Board considered whether there were economies of scale with respect to the subadvisory services provided to the Subadvised Funds under the Subadvisory Agreement. The Board noted that the Subadvised Funds were relatively new and had not attracted significant assets and determined to address economies of scale when the Subadvised Funds had significant assets.

Overall Conclusions
Based on the foregoing, the Board determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Board, constituting all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

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CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	May 31, 2012

Board Considerations Regarding Approval of Advisory Agreement

CLAYMORE EXCHANGE TRADED FUND TRUST

Guggenheim BulletShares 2021 Corporate Bond ETF
Claymore-Exchange Traded Fund Trust (the “Trust”) was organized as a Delaware business trust on May 24, 2006 and is authorized to establish multiple portfolios representing separate series of the Trust (each, a “Fund” and collectively, the “Funds”). The Trust is an open-end management investment company registered under the Investment 1940 Act. The Adviser, an affiliate of Guggenheim, a diversified financial services firm, serves as each Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust, with respect to each Fund, and GFIA (the “Advisory Agreement”). Under the supervision of the Board of Trustees of the Trust (the “Board” and the members individually, the “Trustees”), GFIA provides a continuous investment program for each Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Funds.

At a meeting held in-person on May 16, 2012 (the “May Meeting”), all of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), met independently of Fund management to consider the approval of the Advisory Agreement with respect to a new series of the Trust, Guggenheim BulletShares 2021 Corporate Bond ETF (the “New Fund”). As part of its review process, the Independent Trustees were represented by independent legal counsel (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Independent Trustees took into account various materials received from the Adviser and Independent Legal Counsel, including relevant materials received in connection with the Trustees’ annual review of the Advisory Agreement with respect to the other Funds, as conducted at the May Meeting and a meeting of the Contracts Review Committee of the Board (the “Committee”), consisting of all the Independent Trustees, at a meeting held on April 19, 2012 (the “April Meeting”). In this connection, the Independent Trustees recalled the extensive information provided by the Adviser in connection with the annual contract review process, including organizational presentations, staffing reports and biographies of those key personnel of the Adviser providing services to the Funds to assist the Committee in assessing the nature and quality of services provided by the Adviser, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about the profitability of the Adviser in connection with the Advisory Agreement and information about the compliance program of the Adviser, including procedures, processes and reporting. The Board took into account the foregoing information, as applicable, with respect to the services expected to be provided to the New Fund. Following an analysis and discussion of the factors identified below, the Board concluded that it was in the best interests of the New Fund to approve the Advisory Agreement for an initial term of two years.

Nature, Extent and Quality of Services to be Provided by the Adviser: With respect to the nature, extent and quality of services to be provided by the Adviser, the Board reviewed information concerning the functions to be performed by the Adviser for the New Fund, information describing the Adviser’s organization and the background and experience of the persons to be responsible for the day-to-day management of the New Fund. The Board also noted the distinctive nature of the New Fund, as an exchange-traded fund (“ETF”), which is generally constructed to track an index of investment grade corporate bonds with effective maturities in the same calendar year as the New Fund’s maturity. In this connection, the Board considered the experience and expertise appropriate in an adviser to ETFs. The Board also considered the secondary market support services expected to be provided by the Adviser to the New Fund, including the Adviser’s efforts to educate investment professionals about the New Fund and the other Funds. The Board also considered the services to be provided by the Adviser in its oversight of the New Fund’s custodian, transfer agent and accounting agent, as well as the index licensor for the New Fund, and noted the significant time and effort that would be devoted to this oversight function.

In addition, the Board noted various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. In this regard, the Board considered the information from, and presentations to the Board by, representatives of Foreside Compliance Services, LLC (“Foreside”), a third party service provider which provides independent chief compliance officer (“CCO”) services for registered investment companies and investment advisers. The Independent Trustees took into account their view of the relevant experience, qualifications and reputation of Foreside and its personnel and, specifically, their evaluation of, and meeting with, the Trust’s prospective interim CCO, a senior Foreside employee. Additionally, the Board considered the proposed appointment by the Board of Mr. Donald C. Cacciapaglia, Chairman of the Board, Chief Executive Officer and President of GFIA, as an “interested” Trustee for the Trust, and his proposed election by the Board as the Trust’s Chief Executive Officer, as well as various legal, compliance and risk management oversight and staffing initiatives undertaken and/or presented by management in connection with the Adviser’s organizational capabilities. Moreover, in connection with the Board’s evaluation of the overall package of services expected to be provided by GFIA to the New Fund, the Board considered the administrative services expected to be provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Advisory Agreement, the Board considered its review of financial information concerning each of the Adviser and its parent, Guggenheim, as well as its discussions with the Chief Financial

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CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	May 31, 2012

Officer and Chief Accounting Officer of GFIA and Guggenheim, respectively, in connection with the annual contract review process. The Board also took into account the guaranty agreement between the Trust and a Guggenheim affiliate concerning the obligations of the Adviser under the Advisory Agreement and a commitment letter from Guggenheim regarding its financial support of GFIA.

The Board also discussed the acceptability of the terms of the Advisory Agreement, noting that it was the same terms as the Advisory Agreement with respect to the other Funds. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Board concluded that the Adviser was qualified to manage the New Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the New Fund were expected to be satisfactory.

Investment Performance: Although the consideration of a fund’s investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the New Fund had no performance history. However, in connection with the annual contract review process, the Board did consider GFIA’s overall performance record in managing other similar ETFs and determined that its performance was acceptable.

Comparative Fees, Costs of Services to be Provided and the Profits to be Realized by GFIA from its Relationship with the New Fund: With respect to the costs of services to be provided and profits to be realized by the Adviser, the Board considered the resources involved in managing the New Fund as well as the proposed unitary fee structure for the New Fund, consistent with the fee structure for the other BulletShares Corporate Bond ETFs. The Board noted that because the New Fund was newly organized and had no assets, the Adviser did not provide profitability information. However, based upon the proposed unitary fee structure for the New Fund, the Board concluded that profitability was not expected to be unreasonable. The Board also reviewed information provided by the Adviser showing the proposed advisory fee for the New Fund as compared to those of peer groups of ETFs provided by the Adviser. With respect to the New Fund, the Board noted the services to be provided by the Adviser were for annual advisory fees of 0.24% based on the New Fund’s average daily net assets. The Board considered that the advisory fee was proposed to be a unitary fee, pursuant to which the Adviser would assume all expenses of the New Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board considered that the New Fund’s proposed advisory fee was within the range of those in its respective peer group of ETFs provided by the Adviser. The Board concluded that the New Fund’s proposed advisory fee was reasonable given the nature, extent and anticipated quality of the services expected to be provided under the Advisory Agreement.

The Board considered benefits expected to be derived by the Adviser from its relationship with the New Fund, including the benefits to the Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fees were reasonable, taking into account these benefits.

Economies of Scale to be Realized: The Board considered the extent to which economies of scale would be realized as the New Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the New Fund’s investors. Because the New Fund was newly organized, the Board noted the New Fund’s proposed unitary fee structure and determined to review economies of scale in the future when the New Fund had attracted assets.

Overall Conclusions
Based on the foregoing, the Board determined at the May Meeting that the proposed investment advisory fees for the New Fund are fair and reasonable in light of the extent and quality of the services to be provided and the other benefits to be received and that the approval of the Advisory Agreement is in the best interests of the New Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Board, including all of the Independent Trustees, approved the Advisory Agreement for an initial term of two years with respect to the New Fund.

212 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

This Page Intentionally Left Blank.

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TRUST INFORMATION	May 31, 2012

Board of Trustees	Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Custodian and
	Chief Executive Officer	Investment	Transfer Agent
Donald C. Cacciapaglia*		Advisors, LLC	The Bank of New York
	Kevin M. Robinson	Lisle, IL	Mellon Corp.
Roman Friedrich III	Chief Legal Officer		New York, NY
Distributor
Robert B. Karn III	John Sullivan	Guggenheim Funds	Legal Counsel
	Chief Accounting Officer,	Distributors, LLC	Dechert LLP
Ronald A. Nyberg	Chief Financial Officer	Lisle, IL	New York, NY
and Treasurer
Ronald E. Toupin, Jr.		Administrator	Independent Registered
Chairman	Ann E. Edgeworth	Guggenheim Funds	Public Accounting Firm
	Interim Chief Compliance	Investment	Ernst & Young LLP
	Officer	Advisors, LLC	Chicago, IL

* Trustee is an “interested	Mark M. Mathiasen
person” (as defined in section	Secretary
2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the	Stevens T. Kelly
Trust because of his position as	Assistant Secretary
the President and CEO of the
Investment Adviser and	William H. Belden III
Distributor.	Vice President

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999. Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Funds website at www.guggenheimfunds.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at www.guggenheimfunds.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 215

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $125 billion in assets under supervision. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio manager who is currently responsible for the day-to-day management of each Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri is a Director, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, LLC and joined Guggenheim Fund Distributors, LLC in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Guggenheim Partners Investment Management, LLC (“GPIM”), a subsidiary of Guggenheim Partners, LLC, serves as investment sub-adviser to each of the Wilshire 4500 Completion ETF, Wilshire 5000 Total Market ETF and Wilshire US REIT ETF pursuant to a sub-advisory agreement with the Investment Adviser. GPIM assists the Investment Adviser with portfolio optimization for each of the Fund’s that GPIM serves as investment sub-adviser.

Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the “Trust”) is an investment company complex currently consisting of 30 separate exchange-traded “index funds” as of May 31, 2012.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheimfunds.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheimfunds.com or by calling (800) 345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(07/12)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

ETF-001-AR-0512

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant’s code of ethics that applies to the registrant’s principal executive officer, principal accounting officer or controller, or persons performing similar functions, was amended during the period to include: specific examples of conflict of interest situations requiring prior written approval; annual certification requirements for officers covered under the code of ethics; specific recordkeeping obligations by the Trusts; and a confidentiality provision.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $174,602 and $113,141 for the fiscal years ending May 31, 2012, and May 31, 2011, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $2,800 and $24,100 for the fiscal years ending May 31, 2012, and May 31, 2011, respectively.

Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $61,750 and $56,000 for the fiscal years ending May 31, 2012, and May 31, 2011 respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending May 31, 2012, and May 31, 2011, respectively.

Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that  required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $74,000 and $68,000 for the fiscal years ending May 31, 2012, and May 31, 2011, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of:  Ronald A. Nyberg, Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Bob Karn III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           August 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           August 3, 2012

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           August 3, 2012